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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WEB.COM GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of Web.com Group, Inc.
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

September 5, 2018

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders of Web.com Group, Inc., a Delaware corporation (the "Company" or "Web.com"). The special meeting (the "Special Meeting") will be held on October 10, 2018, at 10:30 a.m. Eastern Time, at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258. Only holders of record of Company common stock at the close of business on August 30, 2018, will be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting.

        At the Special Meeting, we will ask you to vote for the adoption of the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among Parker Private Holdings II, LLC, a Delaware limited liability company (the "Parent"), Parker Private Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (the "Merger Sub"), and Web.com, as it may be amended from time to time, (as so amended, the "Merger Agreement") which provides for the merger of Merger Sub with and into Web.com (the "Merger"), with Web.com continuing as the surviving corporation and a wholly owned subsidiary of Parent and approve the transactions contemplated by the Merger Agreement, including the Merger (the "Merger Proposal").

        We are also asking you (a) to approve, on an advisory basis, the Merger-related compensation that may be paid or become payable to Web.com's named executive officers (the "Executive Compensation Proposal"), and (b) to approve the adjournment or postponement of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal (the "Adjournment Proposal").

        If the Merger is completed, you will be entitled to receive $28.00 in cash, without interest and subject to applicable withholding taxes (the "Merger Consideration"), for each share of Web.com common stock that you own, and you will have no ongoing ownership interest in the continuing business of Web.com. The Merger Consideration represents a premium of approximately 20.7% over the closing price of our common stock on June 20, 2018, the last trading day prior to the public announcement of the execution of the original merger agreement that was signed on June 20, 2018, and a premium of approximately 35.8% over the volume-weighted average closing price of a share of our common stock during the thirty days ended June 20, 2018. We cannot complete the Merger unless all of the conditions to the completion of the Merger, including the approval of the Merger Proposal by holders of a majority of the outstanding shares of Company common stock on the record date, are satisfied or waived.

        The Company's board of directors (the "Company Board") carefully reviewed and considered the terms and conditions of the proposed Merger. Based on its review, the Company Board has duly approved the Merger Agreement, the Merger and the other transactions contemplated thereby. The Company Board has (i) determined that it is advisable and in the best interests of Web.com and its stockholders that Web.com enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (ii) directed that the Merger Agreement be submitted to a vote for adoption at the Special Meeting, and (iii) recommended that our stockholders approve the Merger Proposal and thereby approve the Merger.

        The Company Board unanimously recommends that you vote "FOR" the Merger Proposal, "FOR" the Executive Compensation Proposal, and "FOR" the Adjournment Proposal.

 YOUR VOTE IS IMPORTANT.

        In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a proxy statement relating to the actions to be taken by our stockholders at the Special Meeting and a proxy card.

        The proxy statement includes other important information about the Merger Agreement and the Merger. We encourage you to read the entire proxy statement and its annexes carefully. A copy of the Merger Agreement is attached as Annex A to the attached proxy statement.

        Your vote is very important, regardless of how many shares you own. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return your proxy card in the enclosed envelope as promptly as possible or submit your proxy over the Internet or by telephone as instructed in these materials. It is important that your shares be represented and voted at the Special Meeting. If you are a stockholder of record, you may vote in person at the Special Meeting as you wish, even if you have previously returned your proxy card or appointed a proxy over the Internet or by telephone. If your shares are held in the name of your bank, brokerage firm or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

        If your shares of the Company's common stock are held in street name by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of the Company's common stock without instructions from you. You should instruct your bank, brokerage firm or other nominee as to how to vote your shares of the Company's common stock, following the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of the Company's common stock "FOR" approval of the proposal to approve the Merger Agreement and the principal terms of the Merger will have the same effect as voting against the proposal to approve the Merger Agreement and the principal terms of the Merger.

        If you have any questions or need assistance voting your shares of the Company's common stock, please call our proxy solicitor, Georgeson LLC toll-free at 1-888-613-3524.

        On behalf of the Company Board, I thank you for your support and urge you to vote "FOR" the approval of the Merger Agreement and the principal terms of the Merger.

By Order of the Board of Directors Web.com Group, Inc.

Matthew P. McClure Secretary

Jacksonville, Florida
September 5, 2018

        Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the Merger described in the proxy statement, passed upon the merits or fairness of the Merger Agreement or the transactions contemplated thereby, including the proposed Merger or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

        The accompanying proxy statement is dated September 5, 2018 and, together with the enclosed form of proxy card, is first being mailed to stockholders of Web.com Group, Inc. on or about September 7, 2018.

WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On October 10, 2018

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders of WEB.COM GROUP, INC., a Delaware corporation (the "Company" or "Web.com"). The meeting will be held on October 10, 2018, at 10:30 a.m. Eastern Time, at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258 (the "Special Meeting").

The purpose of the Special Meeting is to:

1.
Consider and vote on the proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among Parker Private Holdings II, LLC, a Delaware limited liability company ("Parent"), Parker Private Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Web.com, as it may be amended from time to time (as so amended, the "Merger Agreement"). A copy of the Merger Agreement is attached as Annex A to the proxy statement accompanying this notice, which provides for the merger of Merger Sub with and into Web.com (the "Merger"), with Web.com continuing as the surviving corporation and a wholly owned subsidiary of Parent and approval of the transactions contemplated by the Merger Agreement, including the Merger (the "Merger Proposal"). Parent and Merger Sub are affiliates of Siris Capital Group, LLC, a private equity firm;

2.
Consider and vote, on an advisory basis, upon a proposal to approve the Merger-related compensation for the Company's named executive officers (the "Executive Compensation Proposal");

3.
Approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the "Adjournment Proposal"); and

4.
Transact such other business as may properly come before the Special Meeting.

        The board of directors of the Company (the "Company Board") carefully reviewed and considered the terms and conditions of the Merger contemplated by the Merger Agreement. Based on its review, the Company Board has duly approved the Merger Agreement, the Merger and the other transactions contemplated thereby, and has (i) determined that it was and is advisable and in the best interests of Web.com and its stockholders that Web.com enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, (ii) directed that the Merger Agreement be submitted to a vote for adoption at the Special Meeting, and (iii) recommended that our stockholders adopt the Merger Agreement and thereby approve the Merger. This item of business to be submitted to a vote of the stockholders at the Special Meeting is more fully described in the attached proxy statement, which we urge you to read carefully. The Company Board also recommends that you (a) vote to approve, on an advisory basis, the Executive Compensation Proposal, and (b) vote to approve the Adjournment Proposal. We are not aware of any other business to come before the Special Meeting.

        Stockholders of record at the close of business on August 30, 2018, are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement of the Special Meeting. All stockholders are cordially invited to attend the Special Meeting in person. Adoption of the Merger Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock at the close of business on the record date.

        Web.com's stockholders will have the right to demand appraisal of their shares of the Company's common stock and obtain payment in cash for the fair value of their shares of the Company's common stock, but only if they submit a written demand for an appraisal before the vote is taken on the Merger

Proposal and comply with the applicable provisions of Delaware law. A copy of the Delaware statutory provisions relating to appraisal rights is included as Annex D to the attached proxy statement, and a summary of these provisions can be found under "The Merger—Appraisal Rights" in the attached proxy statement.

        You should not send any certificates representing shares of the Company's common stock with your proxy card. Upon completion of the Merger, you will be sent instructions regarding the procedure to exchange your stock certificates for $28.00 in cash without interest and subject to applicable withholding taxes, for each share of the Company's common stock that you own.

        THE COMPANY BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MERGER PROPOSAL, "FOR" THE APPROVAL OF THE EXECUTIVE COMPENSATION PROPOSAL, AND "FOR" THE ADJOURNMENT PROPOSAL. YOUR VOTE IS IMPORTANT.

        Your vote is very important, regardless of the number of shares you own. Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card, or appoint a proxy over the Internet or by telephone as instructed in these materials, to ensure that your shares will be represented and voted at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the Merger Proposal, for the approval of the Executive Compensation Proposal, and, if necessary, for the approval of the Adjournment Proposal.

        If you fail to return your proxy card or if you fail to appoint a proxy over the Internet or by telephone, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against approval of the Merger Proposal, but will have no effect on the vote to approve the Executive Compensation Proposal or, if necessary, the Adjournment Proposal. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Special Meeting.

        No person has been authorized to give any information or to make any representations other than those set forth in the proxy statement in connection with the solicitation of proxies made hereby, and, if given or made, such information must not be relied upon as having been authorized by Web.com or any other person.

By Order of the Board of Directors Web.com Group, Inc.
Matthew P. McClure Secretary

Jacksonville, Florida
September 5, 2018

        Neither the United States Securities and Exchange Commission nor any state securities regulator has approved or disapproved the Merger described in the proxy statement, passed upon the merits or fairness of the Merger Agreement or the transactions contemplated thereby, including the proposed Merger or passed upon the adequacy or accuracy of the information contained in the accompanying proxy statement. Any representation to the contrary is a criminal offense.

        IN ADDITION TO DELIVERING THE PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON October 10, 2018, TO STOCKHOLDERS BY MAIL, THE PROXY STATEMENT FOR THE SPECIAL MEETING IS ALSO AVAILABLE AT https://materialsproxyvote.com.

PROXY SUMMARY

MEETING INFORMATION:
Date and Time October 10, 2018 at 10:30 a.m., Eastern Time Location 12808 Gran Bay Parkway West Jacksonville, Florida 32258
Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy via internet, mobile device, telephone or mail does not affect your right to vote at the Special Meeting.

HOW TO VOTE:

        Each stockholder is entitled to one vote for each share of the Company's common stock held by them on all matters presented at the Special Meeting. Shares may be voted by the following procedures:

If you attend the Special Meeting, shares held directly in your name as the stockholder of record may be voted at the Special Meeting.
Shares may be voted via the internet. Your voting instructions will be accepted until 11:59 p.m., Eastern Time, on October 9, 2018. Have your proxy card in hand when you access the website and follow the instructions given.
		Shares may be voted via any touch-tone telephone by following the instructions on your proxy card. Your voting instructions will be accepted until 11:59 p.m., Eastern Time, on October 9, 2018. Have your proxy card in hand when you call or scan the barcode from your smartphone and follow the instructions given.	Shares may be voted via mail by marking, signing and dating your proxy card and returning it in the postage-paid envelope found in your proxy package.

THE FOLLOWING ITEMS OF BUSINESS WILL BE ADDRESSED::

1	Approval of the Merger Proposal	2	Approval of the Executive Compensation Proposal	3	Approval of the Adjournment Proposal
	See page 93		See page 96		See page 99

        Only stockholders of record on August 30, 2018, will be entitled to vote at the Special Meeting, and each share will be entitled to one vote. At the close of business on the record date, there were approximately 50,220,900 shares of our Common Stock entitled to vote at the Special Meeting.

PAGE
INFORMATION ABOUT THIS PROXY STATEMENT	2
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	2
SUMMARY	8
THE COMPANIES	15
THE SPECIAL MEETING	16
MARKET FOR THE COMPANY COMMON STOCK; DIVIDEND DATA	20
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	21
THE MERGER	22
THE MERGER AGREEMENT	65
PROPOSAL 1—THE MERGER PROPOSAL	92
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	93
PROPOSAL 2—EXECUTIVE COMPENSATION PROPOSAL	95
PROPOSAL 3—AUTHORITY TO ADJOURN THE SPECIAL MEETING	98
OTHER MATTERS	98
ANNEX A—AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER BY AND AMONG PARKER PRIVATE HOLDINGS II, LLC, PARKER PRIVATE MERGER SUB INC. AND WEB.COM GROUP, INC. DATED AS OF AUGUST 5, 2018	Annex A - 1
ANNEX B—OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED DATED JUNE 20, 2018	Annex B - 1
ANNEX C—OPINION OF J.P. MORGAN SECURITIES LLC DATED JUNE 20, 2018	Annex C - 1
ANNEX D—SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW	Annex D - 1

i

WEB.COM GROUP, INC.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
October 10, 2018

        This proxy statement is being furnished in connection with the solicitation by the Board of Directors (the "Company Board") of Web.com Group, Inc., a Delaware corporation ("Web.com," the "Company," "we," "us" or "our") of proxies to be voted at the special meeting of stockholders (the "Special Meeting") to be held on October 10, 2018 at 10:30 a.m., Eastern Time, at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258 and at any continuation, postponement or adjournment of the Special Meeting. Holders of record of shares of our common stock, $0.001 par value per share (the "Company Common Stock"), at the close of business on August 30, 2018 (the "record date"), will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the record date, there were approximately 50,220,900 shares of the Company Common Stock entitled to vote at the Special Meeting. Each share of the Company Common Stock is entitled to one vote on any matter presented to stockholders at the Special Meeting. This proxy statement, together with the enclosed form of proxy card, is first being mailed to stockholders of the Company on or about September 7, 2018.

PROPOSALS

        At the Special Meeting, our stockholders will be asked:

  •
  To consider and vote on a proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated August 5, 2018, by and among the Company, Parker Private Holdings II, LLC, a Delaware limited liability company ("Parent"), Parker Private Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), as it may be amended from time to time (as so amended, the "Merger Agreement"), and approve the transactions contemplated thereby, including the merger of Merger Sub with and into Web.com (the "Merger"), with Web.com continuing as the surviving corporation and a wholly owned subsidiary of Parent (the "Merger Proposal");

  •
  To consider and vote on a proposal to approve, on an advisory non-binding basis, the compensation that may be paid or become payable to Web.com's named executive officers in connection with the Merger (the "Executive Compensation Proposal"); and

  •
  To consider and vote on a proposal to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the "Adjournment Proposal").

        In addition, we will consider the transaction of any other business properly brought at the Special Meeting or any adjournment or postponement thereof. We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

 INFORMATION ABOUT THIS PROXY STATEMENT

        Why you received this proxy statement.    You received these proxy materials because the Company Board is soliciting your proxy to vote your shares at the Special Meeting. As a stockholder, you are invited to participate in the Special Meeting and to vote on the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares.

        Householding.    The SEC's rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Alternatively, stockholders sharing an address who are receiving multiple copies of the proxy materials may request to receive a single copy of such materials in the future. Instructions for making these requests are provided below under "Questions and Answers about the Special Meeting and Merger."

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to briefly address some commonly asked questions you may have regarding the Special Meeting, the Merger Agreement and the transactions contemplated thereby, including the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of Web.com. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents incorporated by reference or referred to in this proxy statement, which you should read carefully and in their entirety.

Q:
Why am I receiving these proxy materials?

A:
You are receiving these proxy materials because you own shares of the Company Common Stock. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Common Stock with respect to such matters. On August 5, 2018, Web.com entered into the Merger Agreement with Parent and Merger Sub. The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Web.com, with Web.com continuing as the surviving corporation and a wholly owned subsidiary of Parent. Web.com is holding the Special Meeting to obtain stockholder approval of the Merger Proposal, the Executive Compensation Proposal and the Adjournment Proposal. We cannot complete the Merger and the other transactions contemplated by the Merger Agreement unless the Merger Proposal is approved by the affirmative vote of the holders of a majority of the shares of our Common Stock outstanding and entitled to vote as of the close of business on the record date.

This proxy statement includes important information about the Merger and the Special Meeting. Web.com stockholders should read this information carefully and in its entirety. A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Your vote is very important—we urge you to submit your proxy as soon as possible. Please follow the instructions set forth on the enclosed proxy card (or voting instruction form provided by the record holder if your shares are held in the name of a bank, broker or other nominee).

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held at the Company's offices at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258 on October 10, 2018, at 10:30 a.m., Eastern Time.

Q:
Who may attend and vote at the Special Meeting?

A:
Only holders of the Company Common Stock as of the record date for the Special Meeting, which is August 30, 2018, are entitled to receive notice of, attend the Special Meeting or any adjournment or postponement thereof and vote at the Special Meeting. You are entitled to attend the Special Meeting only if you were a stockholder as of close of business on August 30, 2018, or hold a valid proxy for the Special Meeting or are a beneficial owner holding a legal proxy from a record holder.

Q:
What will happen to Web.com as a result of the Merger?

A:
If the Merger is completed, we will become a wholly-owned subsidiary of Parent.

Q:
What will happen to my shares of the Company Common Stock after the Merger?

A:
Upon completion of the Merger, each outstanding share of the Company Common Stock will automatically be cancelled and will be converted into the right to receive $28.00 in cash, without interest and subject to any applicable withholding taxes (the "Merger Consideration") . This does not apply to shares of the Company Common Stock held by any Web.com stockholders who have properly perfected their appraisal rights under Delaware law (as more fully described below under the heading "The Merger—Appraisal Rights" beginning on page 58 of this proxy statement).

Q:
Will I own any shares of the Company Common Stock after the Merger?

A:
No. You will be paid cash for any shares of the Company Common Stock you own subject to proper execution and delivery of a letter of transmittal and related documents to be provided by Web.com.

Q:
Will I own any shares of Merger Sub common stock after the Merger?

A:
No. You will not be issued any shares of Merger Sub common stock, or any other interest in Merger Sub, as a result of the Merger.

Q:
How does the Merger Consideration compare to the market price of the Company Common Stock prior to announcement of the Merger?

A:
The Merger Consideration represents a premium of approximately 20.7% over the closing price of the Company Common Stock on June 20, 2018, the last trading day prior to the public announcement of the execution of the original merger agreement that was signed on June 20, 2018, and a premium of approximately 35.8% over the volume-weighted average closing price of a share of the Company Common Stock during the thirty days ended June 20, 2018.

Q:
What happens to Web.com stock options in the Merger?

A:
As of immediately prior to the effective time of the Merger (the "Effective Time"), and conditioned upon the occurrence of the Effective Time, and subject to the payments described in the next sentence, all outstanding unvested options to purchase the Company Common Stock will become fully vested and exercisable and to the extent not exercised prior to the Effective Time all outstanding options to purchase the Company Common Stock will be cancelled in the Merger. At the effective time of the Merger or as soon as practicable thereafter (but in no event later than three business days thereafter), each holder of an option to purchase the Company Common Stock will, with respect to each share of the Company Common Stock subject to such option, receive an amount of cash per share equal to the excess, if any, of $28.00 over the exercise price per share of such stock option, without any interest thereon and subject to all applicable withholding taxes.

Q:
What happens to Web.com restricted stock in the Merger?

A:
As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all outstanding shares of restricted stock of Web.com subject to time-based vesting restrictions shall become fully vested and nonforfeitable and shall be converted into the right to receive an amount of cash per share of restricted stock equal to $28.00, without any interest thereon and subject to all applicable withholding taxes. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all outstanding shares of restricted stock of Web.com subject to performance-based vesting restrictions will become fully vested and nonforfeitable based upon an assumed achievement of 100% of the target level of performance in each performance year remaining and each share of such restricted stock will be converted into the right to receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

Q:
What happens to Web.com restricted stock units in the Merger?

A:
As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all unvested restricted stock units of Web.com subject to time-based vesting shall fully vest and any such outstanding restricted stock unit of Web.com will be cancelled at the Effective Time and, generally, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all unvested restricted stock units of Web.com subject to performance-based vesting restrictions will become fully vested based upon an assumed achievement of 100% of the target level of performance in each performance year remaining and will be cancelled at the Effective Time and, generally at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

Q:
Will the Merger be taxable to me?

A:
Generally, yes. For U.S. federal income tax purposes, generally, subject to the more complete summary referenced in the next sentence, you will recognize a taxable gain or loss as a result of the Merger measured by the difference, if any, between the total amount of cash you receive in the Merger for your shares of the Company Common Stock and your aggregate adjusted tax basis in those shares. You should read "The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 62 for a more complete summary of certain material U.S. federal income tax consequences of the Merger.

Q:
Does the Company Board recommend adoption of the Merger Agreement?

A:
Yes. The Company Board unanimously recommends that our stockholders vote "FOR" the adoption of the Merger Agreement and thereby approve the Merger. The Company Board considered many factors in deciding to recommend the adoption of the Merger Agreement and thereby approve the Merger. These factors are described in the section titled "The Merger—Reasons for the Recommendation of the Company Board" beginning on page 28.

Q:
What vote of the stockholders is required to adopt the Merger Agreement?

A:
To adopt the Merger Agreement and thereby approve the Merger, stockholders of record as of August 30, 2018, holding a majority of the outstanding shares of the Company Common Stock must vote "FOR" the adoption of the Merger Agreement. There are 50,220,900 shares of the Company Common Stock entitled to be voted at the Special Meeting. The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote electronically at the Special Meeting will have the same effect as a vote "AGAINST" the Merger Proposal. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee on how to vote your shares of the Company Common Stock will result in a "broker non-vote" of such shares and will have the same effect as a vote "AGAINST" the Merger Proposal. Abstentions by you or your bank, broker or other nominee will have the same effect as a vote "AGAINST" the Merger Proposal.

Q:
What vote is required to approve the Executive Compensation proposal and the Adjournment Proposal?

A:
The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Special Meeting is required to approve the Executive Compensation Proposal and the Adjournment Proposal. The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote electronically at the Special Meeting will not have an effect on the Executive Compensation Proposal or the Adjournment Proposal. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee on how to vote your shares will result in a broker non-vote and will not have an effect on the Executive Compensation Proposal or the Adjournment Proposal. Abstentions will not have an effect on the Executive Compensation Proposal or the Adjournment Proposal.

Q:
What is an abstention and how will abstentions be treated?

A:
An "abstention" represents a stockholder's affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum at the Special Meeting. Abstentions by you or your bank, broker or other nominee will have the same effect as a vote "AGAINST" the Merger Proposal, but will not have an effect on the Executive Compensation Proposal or the Adjournment Proposal.

Q:
Am I entitled to appraisal rights?

A:
Yes. Under Delaware law, you have the right to seek appraisal of the fair value of your shares as determined by the Delaware Court of Chancery if the Merger is completed, but only if you submit a written demand for an appraisal before the vote on the Merger Agreement, do not vote in favor of adopting the Merger Agreement and comply with the Delaware law procedures explained in this proxy statement. Please see the discussion below beginning on page 58 for a detailed discussion. Annex D to this proxy statement contains a copy of the Delaware statute relating to stockholders' right of appraisal. Failure to follow all of the steps required by this statute will result in the loss of your appraisal rights. We encourage you to read these provisions carefully and in their entirety.

Q:
What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes, and consider how the Merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope or appoint a proxy over the Internet or by telephone as soon as possible so that your shares can be voted at the Special Meeting.

Q:
What happens if I do not return a proxy card or otherwise appoint a proxy?

A:
The failure to return your proxy card (or to appoint a proxy over the Internet or by telephone or to vote in person) will have the same effect as voting against adoption of the Merger Agreement.

Q:
May I vote in person?

A:
Yes. You may vote in person at the Special Meeting, rather than signing and returning your proxy card or appointing a proxy over the Internet or by telephone, if you own shares in your own name. However, we encourage you to return your signed proxy card, or appoint a proxy over the Internet or by telephone, to ensure that your shares are voted. You may also vote in person at the Special Meeting if your shares are held in "street name" through a broker or bank provided that you bring a legal proxy from your broker or bank and present it at the Special Meeting. You may also be asked to present photo identification for admittance.

Q:
May I vote over the Internet or by telephone?

A:
Yes. You may vote by appointing a proxy over the Internet or by telephone by following the instructions included in these materials.

Q:
How many votes do I have?

A:
Holders of record of the Company Common Stock at the close of business on August 30, 2018, are entitled to one vote per share at the Special Meeting on each proposal presented.

Q:
What is a quorum?

A:
A quorum will be present at the Special Meeting if a majority of the outstanding shares of the Company Common Stock are represented in person or by proxy at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, we expect that the Special Meeting will be adjourned or postponed to solicit additional proxies.

Q:
May I revoke my proxy or change my vote after I have mailed my signed proxy card or otherwise appointed a proxy?

A:
Yes. You may change your vote at any time before the shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting. You can do this in one of four ways. First, you can send a written, dated notice to our corporate secretary stating that you would like to revoke your proxy. Second, you can complete, sign, date and submit a new proxy card. Third, you can submit a subsequent proxy over the Internet or by telephone. Fourth, you can attend the Special Meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker to change your instructions.

Q:
If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A:
Your broker will not vote your shares with respect to the adoption of the Merger Agreement without instructions from you. You should instruct your broker to vote your shares, following the procedure provided by your broker. Without instructions, your shares will not be voted with respect to the adoption of the Merger Agreement, which will have the same effect as voting against adoption of the Merger Agreement. In addition, your broker will not vote your shares with respect to the approval of the Merger-related compensation for Web.com's named executive officers or, if necessary, to adjourn or postpone the Special Meeting for the purposes of obtaining additional proxies to vote in favor of adopting the Merger Agreement.

Q:
Should I send in my stock certificates now?

A:
No. After the Merger is completed, you will receive written instructions for exchanging your shares of the Company Common Stock for the Merger Consideration of $28.00 in cash, without interest and subject to applicable withholding taxes, for each share of the Company Common Stock.

Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger in the fourth quarter of 2018; however, the Merger is subject to various closing conditions, including Web.com stockholder approval. We cannot assure you that all conditions to the Merger will be satisfied or, if satisfied, as to the date by which they will be satisfied.

Q:
When will I receive the Merger Consideration for my shares of the Company Common Stock?

A:
After the Merger is completed, you will receive written instructions, including a letter of transmittal, that explain how to exchange your shares for the Merger Consideration payable in the Merger. When you properly return and complete the required documentation described in the written instructions, you will receive from the paying representative a payment of the cash consideration for your shares.

Q:
Who can help answer my additional questions?

A:
If you would like additional copies, without charge, of this proxy statement or if you have additional questions about the Merger, including with respect to the procedures for voting your shares, you should contact us, as follows:

    Web.com Group, Inc.
    12808 Gran Bay Parkway West
    Jacksonville, Florida 32258
    Telephone: 1-904-680-6600

  You may also contact our proxy solicitor, Georgeson LLC, at: web.com@georgeson.com or toll free at 1-888-613-3524.

SUMMARY

        This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To fully understand the merger (the "Merger") contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among Parker Private Holdings II, LLC, a Delaware limited liability company ("Parent"), Parker Private Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Web.com, as it may be amended from time to time (as so amended, the "Merger Agreement"), which amends and restates in its entirety that certain Agreement and Plan of Merger, dated as of June 20, 2018, by and among Parent, Merger Sub, and Web.com (the "Original Agreement"), and for a more complete description of the legal terms of the Merger Agreement, you should read carefully this entire proxy statement and the documents to which we refer. See "Other Matters—Where You Can Find More Information" (page 100) to obtain additional information on Web.com. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement as it is the legal document that governs the Merger.

        Web.com Group (page 15).    Web.com provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and eCommerce solutions.

        Parent and Merger Sub (page 15).    Parent has not engaged in any business except for activities incidental to its formation and as contemplated by the Merger Agreement, and Merger Sub has been formed specifically for the purpose of participating in the Merger transaction with Web.com. Upon the completion of the Merger, Merger Sub will be merged with and into the Company, the separate existence of Merger Sub will cease and the Company will continue as the surviving corporation. Parent and Merger Sub are affiliates of Siris Capital Group, LLC, a private equity firm.

        The Merger (page 22).    Under the Merger Agreement, Merger Sub will merge with and into Web.com, and Web.com will be the surviving corporation in the Merger. After the completion of the Merger, Parent will own all of our outstanding stock. Our stockholders will receive cash in the Merger in exchange for their shares of the Company Common Stock.

        Merger Consideration (page 22).    If the Merger is completed, you will receive $28.00 in cash, without interest and subject to any applicable withholding taxes (the "Merger Consideration"), in exchange for each share of the Company Common Stock that you own unless you dissent and seek appraisal of the fair value of your shares. After the Merger is completed, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a Web.com stockholder.

        Treatment of Outstanding Equity Awards (page 67).    Upon the completion of the Merger, (i) all outstanding options to purchase the Company Common Stock will become fully vested and will be cancelled in the Merger and each holder of the stock option will receive an amount of cash per share equal to the excess, if any, of $28.00 over the exercise price per share of such stock option, without any interest thereon and subject to all applicable withholding taxes; (ii) all outstanding restricted stock of Web.com, subject to time-based vesting restrictions, shall become fully vested and will be cancelled in the Merger and the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding; (iii) all outstanding restricted stock of Web.com, subject to performance-based vesting restrictions, will become fully vested based upon an assumed achievement of 100% of the target level of performance in each performance year remaining, will be cancelled in the Merger and the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes; (iv) all vested restricted stock units of Web.com will be cancelled in the Merger and the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes; and (v) all unvested restricted stock units of Web.com, subject to performance-based vesting restrictions, will become fully vested based upon an assumed achievement of 100% of the target level of performance in each performance year remaining, will be cancelled in the Merger and the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

        Market for the Company Common Stock; Dividend Data (page 20).    Our Company Common Stock is listed on the Nasdaq Global Select Market under the ticker symbol "WEB." On June 20, 2018, the last full trading day prior to the public announcement of the Original Agreement, the Company Common Stock closed at $23.20 per share. On September 4, 2018, the last full trading day prior to the date of this proxy statement, the Company Common Stock closed at $27.93 per share. Our stock price can fluctuate broadly even over short periods of time. It is impossible to predict the actual price of our stock immediately prior to the completion of the Merger.

        Reasons for the Merger (page 28).    In the course of reaching its decision to approve the Merger and the Merger Agreement, the Company Board considered possible change of control transactions involving us, including the Merger described in this proxy statement, and considered a number of other factors in its deliberations. Those factors are described below in this proxy statement.

        Opinions of the Company's Financial Advisors (page 32).    The Company Board retained Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch") and J.P. Morgan Securities LLC ("J.P. Morgan") as its financial advisors in connection with the potential sale of Web.com. The Company Board elected not to request updated opinions from BofA Merrill Lynch and J.P. Morgan when it accepted the higher offer from Parent since the new $28.00 per share cash price to be paid to the holders of the shares of the Company Common Stock contemplated by the Merger Agreement fell within or above the range of consideration that the financial advisors advised the Company Board would be fair, from a financial point of view, to the Company's stockholders.

        Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated (page 33).    BofA Merrill Lynch delivered its oral opinion to the Company Board to the effect that, as of June 20, 2018, and based on and subject to the factors considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the consideration contemplated by the Original Agreement was fair, from a financial point of view, to the holders of the Company Common Stock. The full text of BofA Merrill Lynch's written opinion, which is attached as Annex B to this proxy statement, is incorporated herein in its entirety and which you should read carefully and in its entirety, is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, capital markets and other conditions, and the information made available to BofA Merrill Lynch, as of the date of such opinion.

        The opinion of BofA Merrill Lynch was provided to the Company Board (in its capacity as such) for its information and assistance in connection with its evaluation of the merger consideration contemplated by the Original Agreement. The opinion and any materials provided in connection therewith did not constitute a recommendation to the Company Board with respect to the Merger, nor does the opinion constitute advice or a recommendation to any holder of the Company Common Stock as to how to vote or act in connection with the Merger or otherwise. The opinion was provided for the benefit and use of the Company Board in connection with and for the purpose of evaluating, from a financial point of view and as of the date of such opinion, the merger consideration contemplated by the Original Agreement to be paid to holders of the Company Common Stock, to the extent expressly specified in such opinion. The opinion does not express any opinion or view as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger, nor does it address any other term, aspect or implication of the Merger, the Original Agreement (including, without limitation, the form or structure of the Merger) or any other agreement, transaction document or instrument contemplated by the Original Agreement or to be entered into or amended in connection with the Merger or any financing or other transactions related thereto. In addition, BofA Merrill Lynch expressed no opinion as to the fairness of the Merger Consideration of $28.00 per share of the Company Common Stock contemplated by the Merger Agreement.

        For a description of the opinion that the Company Board received from BofA Merrill Lynch, see "The Merger—Opinions of Web.com's Financial Advisors—Opinion of BofA Merrill Lynch" beginning on page 33.

Opinion of J.P. Morgan Securities LLC (page 41).

        At the meeting of the Company Board on June 20, 2018, J.P. Morgan rendered its oral opinion to the Company Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration contemplated in the Original Agreement to be paid to the holders of shares of the Company Common Stock in the proposed Merger was fair, from a financial point of view, to such stockholders. J.P. Morgan has confirmed its June 20, 2018 oral opinion by delivering its written opinion to the Company Board, dated June 20, 2018 that, as of such date, the consideration contemplated in the Original Agreement to be paid to the holders of shares of the Company Common Stock in the Merger was fair, from a financial point of view, to such stockholders.

        The full text of the written opinion of J.P. Morgan, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion was addressed to the Company Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration contemplated in the Original Agreement to be paid to the holders of the Company Common Stock in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the fairness of the consideration contemplated in the Original Agreement to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. In addition, J.P. Morgan expressed no opinion as to the fairness of the Merger Consideration of $28.00 per share of the Company Common Stock contemplated by the Merger Agreement. The issuance of J.P. Morgan's opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed Merger or any other matter.

        For a description of the opinion that the Company Board received from J.P. Morgan, see "The Merger—Opinions of Web.com's Financial Advisors—Opinion of J.P. Morgan" beginning on page 41.

        Recommendations of the Company Board (pages 52, 93, 98 and 99).    The Company Board has unanimously determined that the Merger and the Merger Agreement are fair to, and in the best interests of, Web.com and its stockholders and declared the Merger and the Merger Agreement to be advisable. The Company Board unanimously recommends that you vote "FOR" the Merger Proposal. In addition, the Company Board unanimously recommends that you vote "FOR" the Executive Compensation Proposal, and "FOR" the Adjournment Proposal.

        Interests of Our Directors and Executive Officers in the Merger (page 53).    In considering the recommendation of the Company Board to vote in favor of the Merger Proposal, you should be aware that the consummation of the Merger will result in certain benefits to our directors and executive officers that are not available to our stockholders generally, including the following: (a) cash severance payments for our executive officers either at the closing of the Merger or at the time terminated within 12 to 18 months following the Merger; (b) accelerated vesting of equity awards for our executive officers; (c) accelerated vesting of restricted stock held by our directors; and (d) continuation of certain indemnification and insurance arrangements.

        Appraisal Rights (page 58).    If you do not wish to accept the Merger Consideration in the Merger, you have the right under Delaware law to have your shares appraised by the Delaware Chancery Court. This "right of appraisal" is subject to a number of restrictions and technical requirements. Generally, to exercise appraisal rights, among other things, (1) you must NOT vote in favor of the adoption of the Merger Agreement, (2) you must make a written demand for appraisal in compliance with Delaware law BEFORE the vote on the adoption of the Merger Agreement, and (3) you must hold shares of the Company Common Stock on the date of making the demand for appraisal and continuously hold such shares through the completion of the Merger. The fair value of your shares of the Company Common Stock as determined in accordance with Delaware law may be more or less than, or the same as, the Merger Consideration to be paid to non-dissenting stockholders in the Merger. Merely voting against the adoption of the Merger Agreement will not preserve your right of appraisal under Delaware law. Annex D to this proxy statement contains a copy of the Delaware statute relating to stockholders' right of appraisal. Failure to follow all of the steps required by this statute will result in the loss of your appraisal rights. We encourage you to read these provisions carefully and in their entirety.

        Certain Material U.S. Federal Income Tax Consequences of the Merger (page 62).    The Merger will be taxable for U.S. federal income tax purposes. Generally, subject to the more complete summary referenced in the next sentence, this means that for U.S. federal income tax purposes you will recognize taxable gain or loss equal to the difference between the cash you receive in the Merger and your adjusted tax basis in your shares of the Company Common Stock. You should read "The Merger—Certain Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 62 for a more complete summary of certain U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to you will depend on the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the Merger to you.

        Antitrust Matters (page 64).    The Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") prohibits us from completing the Merger until we have furnished certain information and materials to the United States Antitrust Division of the Department of Justice and the United States Federal Trade Commission ("FTC") and the required waiting period has expired or been terminated. On July 20, 2018, the FTC granted early termination of the waiting period under the HSR Act, in connection with the Merger.

The Special Meeting (page 16).

        Time, Date and Place.    The Special Meeting will be held (a) to consider and vote upon the Merger Proposal, (b) to consider and vote, on an advisory basis, upon the Executive Compensation Proposal as described in this proxy statement, and (c) if necessary, to consider and vote upon the Adjournment Proposal. The Special Meeting will be held at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258 on October 10, 2018, at 10:30 a.m. Eastern Time.

        Record Date and Voting Power.    You are entitled to vote at the Special Meeting if you owned shares of the Company Common Stock at the close of business on August 30, 2018, the record date for the Special Meeting. You will have one vote at the Special Meeting for each share of the Company Common Stock you owned at the close of business on the record date. There are 50,220,900 shares of the Company Common Stock entitled to be voted at the Special Meeting.

        Procedure for Voting.    To vote, you can (1) complete, sign, date and return the enclosed proxy card, (2) appoint a proxy over the Internet or by telephone or (3) attend the Special Meeting and vote in person. If your shares are held in "street name" by your broker, bank or other nominee, you should instruct your broker to vote your shares by following the instructions provided by your broker. Your broker will not vote your shares without instruction from you. Failure to instruct your broker to vote your shares will have the same effect as a vote "against" the adoption of the Merger Agreement, but will have no effect on the other two proposals.

        Required Vote.    The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock at the close of business on the record date. The approval of the Executive Compensation Proposal, on an advisory basis, requires the approval of the holders of a majority of the shares of the Company Common Stock present, in person or by proxy, and entitled to vote on the matter at the Special Meeting. The approval of the Adjournment Proposal, if necessary, requires the approval of the holders of a majority of the shares of the Company Common Stock present, in person or by proxy, at the Special Meeting and entitled to vote on the matter. Abstentions will have the same effect as "against" votes with respect to (1) the Merger Proposal, (2) the Executive Compensation Proposal, and (3) the Adjournment Proposal. Broker non-votes will have the same effect as "against" votes with respect to the proposal to adopt the Merger Proposal, and will have no effect with respect to the other two proposals. Broker non-votes are shares held in "street name" by the beneficial owner of the shares and for which no instruction has been given to the broker on how to vote the shares, and the broker then does not vote the shares because the broker does not have the discretionary authority to do so.

The Merger Agreement (page 66).

        Go-Shop and No-Shop Provisions.    The Merger Agreement provides that during the "Go-Shop Period" that commenced on the date of the Original Agreement and continued until 11:59 PM (Eastern Time) on August 5, 2018 (the day on which the Go-Shop Period ended, the "No-Shop Period Start Date"), the Company and its subsidiaries and their respective directors, officers or other employees, controlled affiliates, or any investment banker, financial advisor, attorney, accountant or other agent or representative retained by any of them (collectively, "Representatives") had the right to:

  •
  initiate, solicit and encourage any inquiry or the making of any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposal (as defined below), including by furnishing information with respect to the Company and its subsidiaries to any person pursuant to a confidentiality agreement entered into by such person containing confidentiality terms that are no more favorable in the aggregate to such person than those contained in the confidentiality agreement between the Company and Siris Capital Group, LLC (any such confidentiality agreement, an "Acceptable Confidentiality Agreement"); provided that the Company was required, to the extent not previously provided to Merger Sub or Parent, provide or make available to Merger Sub or Parent any material non-public information concerning the Company or its subsidiaries provided or made available to any person prior to or substantially concurrently to providing such information to such person; and

  •
  participate in any discussions or negotiations with any persons or group of persons with respect to any Acquisition Proposals or any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposal and cooperate with or assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make any Acquisition Proposals.

        After the date of the Original Agreement, the Company provided a written report to Parent every ten business days containing certain information, including, but not limited to: (x) a copy of any Acquisition Proposal made in writing since the date of the last written report by the Company and any other written material terms or proposals provided (including financing commitments) to the Company or any of its subsidiaries, (y) the identity of the person or persons making such Acquisition Proposal and (z) a written summary of the material terms of any Acquisition Proposal not made in writing (including any terms proposed orally or supplementally). During the Go-Shop Period, 87 prospective buyers were contacted regarding their potential interest in exploring a transaction with the Company. Nine prospective buyers entered into Acceptable Confidentiality Agreements with the Company and were provided with non-public information relating to the Company. One prospective buyer submitted an Acquisition Proposal to the Company which constituted a Superior Proposal to the Original Agreement at the time of submission. The Company subsequently negotiated with such prospective buyer, Parent and Merger Sub during the Go-Shop Period to improve their respective Acquisition Proposals, and during this time Parent and Merger Sub revised the Original Agreement to (among other things) increase the Merger Consideration from $25.00 per share to $28.00 per share (in each case without interest and subject to applicable withholding taxes) to make the Merger Agreement a Superior Proposal). Following such negotiations, the Company Board concluded that the prospective buyer's acquisition proposal no longer constituted a Superior Proposal. See "The Merger—Background of the Merger" beginning on page 22 for a more complete summary.

        The Merger Agreement provides that, except as may relate to any excluded party that submitted an Acquisition Proposal that constitutes or could reasonably be expected to result in a Superior Proposal prior to the No-Shop Period Start Date (for so long as such Acquisition Proposal is not abandoned or withdrawn and in any event until Company stockholder approval is obtained for the Merger) or as expressly permitted by the Merger Agreement, from the No-Shop Period Start Date continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company and its subsidiaries will not, and the Company will cause its and its subsidiaries' representatives not to, directly or indirectly:

  •
  solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, an Acquisition Proposal;

  •
  furnish to any person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or its subsidiaries, or afford to any person (other than Parent, Merger Sub or any designees of Parent or Parent) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to constitute an Acquisition Proposal;

  •
  participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal;

  •
  amend, modify or grant any waiver or release under, any standstill, confidentiality or similar agreement of the Company or any subsidiary, except that the Company may grant a limited waiver under any "standstill provision" or similar obligation of any third party with respect to the Company or any of its subsidiaries to allow such third party to submit an Acquisition Proposal; or

  •
  enter into any contract contemplating or otherwise relating to an acquisition transaction (other than an Acceptable Confidentiality Agreement).

        Conditions to the Merger.    The obligations of the Parent, Merger Sub and Web.com to complete the Merger are subject to the satisfaction or waiver of certain customary conditions, including the adoption of the Merger Agreement by our stockholders, the absence of legal prohibitions, the accuracy of representations and warranties of the parties (subject in some instances to materiality or "material adverse effect" qualifiers), compliance by the parties with their respective obligations under the Merger Agreement and the absence of a Company Material Adverse Effect (as defined in "The Merger Agreement—Representations and Warranties" beginning on page 74) since June 30, 2018.

        Termination of the Merger Agreement.    Parent and the Company can terminate the Merger Agreement under specified circumstances set forth in the Merger Agreement, including in certain circumstances if (1) the Merger is not completed on or prior to December 20, 2018, (2) a final, non-appealable order is entered by a court of competent jurisdiction prohibiting the acceptance for payment of, and payment for, shares of the Company Common Stock pursuant to the consummation of the Merger, (3) the Company stockholder approval of the Merger is not obtained at the Special Meeting (including any adjournment of postponement thereof), (4) there is a material breach by a party to the Merger Agreement that is not cured within the applicable time period set forth in the Merger Agreement, (5) there is a change in the Company Board recommendation in favor of the Merger and the Merger Agreement, (6) there is a willful and material breach by the Company of the no-shop provisions in the Merger Agreement, or (7) the Company enters into an alternative acquisition agreement with respect to a Superior Proposal prior to the Company stockholder approval of the Merger and the Merger Agreement in accordance with the terms of the Merger Agreement. See "The Merger Agreement—Termination of the Merger Agreement" beginning on page 89 for a more complete summary.

        Expenses.    The Merger Agreement provides that, other than with respect to the termination fees described below, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, whether or not the Merger is consummated.

        Termination Fees.    The Merger Agreement requires us to pay Parent a termination fee of $39.1 million if the Merger Agreement is terminated under certain circumstances described therein, including if (1) there is a change in the Company Board recommendation in favor of the Merger and the Merger Agreement, (2) there is a willful and material breach by the Company of the no-shop provisions in the Merger Agreement, or (3) in certain circumstances if the Company enters into an alternative acquisition agreement within nine months after such termination. The Merger Agreement requires Parent to pay us a termination fee of $85.06 million if the Merger Agreement is terminated by Parent if Parent and Merger Sub do not consummate the Merger when required under the Merger Agreement or as a result of Parent or Merger Sub failing to perform or comply with any of its covenants or agreements in the Merger Agreement in any material respect and such breach is not cured within the time period set forth in the Merger Agreement. See "The Merger Agreement—Termination Fees" beginning on page 91 for a more complete summary.

THE COMPANIES

Web.com Group, Inc.

        Web.com Group, Inc. provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and eCommerce solutions. Headquartered in Jacksonville, Florida, Web.com is a publicly traded company (NASDAQ: WEB) serving approximately 3.3 million customers, primarily in North America, with approximately 3,300 employees in North America, South America and the United Kingdom. Its executive offices are located at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258. Its telephone number is 1-904-680-6600.

        Web.com was incorporated under the General Corporation Law of the State of Delaware on March 2, 1999 as Website Pros, Inc. We offered common stock to the public for the first time on November 1, 2005 as Website Pros (NASDAQ: WSPI) and began trading as Web.com (NASDAQ: WWWW) following our acquisition of the legacy Web.com business in September 2007. On November 9, 2015, the Company changed its trading symbol from WWWW to WEB, which continues to be traded on the Nasdaq.

Parker Private Holdings II, LLC

        Parker Private Holdings II, LLC, or Parent, was formed as a limited liability company under the laws of the state of Delaware and has not engaged in any business activity other than in connection with the Merger. Its executive offices are located at 601 Lexington Avenue, 59th Floor, New York, NY 10022. Its telephone number is (212) 231-0095. Parent is an affiliate of Siris Capital Group, LLC, a private equity firm.

Parker Private Merger Sub, Inc.

        Parker Private Merger Sub, Inc., or Merger Sub, is a direct wholly-owned subsidiary of Parent and has not engaged in any business activity other than in connection with the Merger. Merger Sub is incorporated under the laws of the state of Delaware. Merger Sub's executive offices are located at 601 Lexington Avenue, 59th Floor, New York, NY 10022. Merger Sub's telephone number is (212) 231-0095. Merger Sub is an affiliate of Siris Capital Group, LLC, a private equity firm.

 THE SPECIAL MEETING

        We are furnishing this proxy statement to you as part of the solicitation of proxies by the Company Board for use at the Special Meeting.

Date, Time and Place

        The Special Meeting will be held at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258, at 10:30 a.m., Eastern Time, on October 10, 2018.

Purpose of the Special Meeting

        You will be asked at the Special Meeting to vote on the Merger Proposal. Based on its review, the Company Board has duly approved the Merger Agreement, the Merger and the other transactions contemplated thereby, determined that it is advisable and in the best interests of Web.com and its stockholders that Web.com enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, directed that the Merger Agreement be submitted to a vote for adoption at the Special Meeting, and recommended that our stockholders adopt the Merger Proposal. You will also be asked to approve, on an advisory basis, the Executive Compensation Proposal and to vote on an Adjournment Proposal to adjourn or postpone, if necessary, the Special Meeting for the purpose of soliciting proxies to vote in favor of the Merger Proposal.

Record Date; Stock Entitled to Vote; Quorum

        Only holders of record of the Company Common Stock at the close of business on August 30, 2018, the record date, are entitled to notice of and to vote at the Special Meeting. At the close of business on the record date, 50,220,900 shares of the Company Common Stock were issued and outstanding and such shares were held by approximately 677 holders of record. A quorum will be present at the Special Meeting if a majority of the outstanding shares of the Company Common Stock entitled to vote are represented in person or by proxy at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal, we expect that the Special Meeting will be adjourned or postponed to solicit additional proxies. Holders of record of the Company Common Stock at the close of business on the record date are entitled to one vote per share at the Special Meeting on each proposal presented.

Vote Required

        The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock at the close of business on the record date. If you abstain from voting or do not vote, either in person or by proxy, it will have the same effect as a vote against the adoption of the Merger Agreement. Broker non-votes will have the same effect as "against" votes with respect to Merger Proposal.

        The approval, on an advisory basis, of the Executive Compensation Proposal, requires the affirmative vote of the holders of a majority of the shares of the Company Common Stock present, in person or by proxy, and entitled to vote at the Special Meeting. If you abstain from voting, either in person or by proxy, on this matter, it will have the same effect as a vote against the approval of this matter. Broker non-votes will have no effect with respect to this matter.

        The Adjournment Proposal requires the approval of the holders of a majority of the shares of the Company Common Stock present, in person or by proxy, at the Special Meeting. If you abstain from voting, either in person or by proxy, on this matter, it will have the same effect as a vote against the approval of this matter. Broker non-votes will have no effect with respect to this matter.

Voting of Proxies

        All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted "FOR" the adoption of the Merger Proposal, "FOR" approval, on an advisory basis, the Executive Compensation Proposal, and "FOR" approval of the Adjournment Proposal.

        To vote, please complete, sign, date and return the enclosed proxy card or, to vote by appointing a proxy over the Internet or by telephone, follow the instructions provided below. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares are held in the name of your broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

        Shares of the Company Common Stock represented at the Special Meeting but not voted, including shares of the Company Common Stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

        Only shares that are affirmatively voted for the approval of the Merger Proposal, including properly executed proxies that do not contain specific voting instructions, will be counted in favor of that proposal. If you properly execute a proxy card, appoint a proxy over the Internet or by telephone or attend the Special Meeting in person, but abstain from voting on any of the proposals at the Special Meeting, it will (a) have the same effect as a vote "AGAINST" the Merger Proposal, (b) have the same effect as a vote "AGAINST" the Executive Compensation Proposal, and (c) have the same effect as a vote "AGAINST" the Adjournment Proposal. If you do not properly execute a proxy card, do not appoint a proxy over the Internet or by telephone and do not attend the Special Meeting in person, it will have the same effect as a vote "AGAINST" the Merger Proposal, and will have no effect on each of the Executive Compensation Proposal and the Adjournment Proposal. Brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, such as the Merger Proposal and the Executive Compensation Proposal, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares, referred to generally as "broker non-votes." Broker non-votes, if any, will be treated as shares that are present at the Special Meeting for purposes of determining whether a quorum exists and will have the same effect as votes "AGAINST" the Merger Proposal, but will have no effect on the Executive Compensation Proposal, and the Adjournment Proposal.

        We do not expect that any matter other than the Merger Proposal, the Executive Compensation Proposal, and, if necessary, the Adjournment Proposal will be presented at the Special Meeting. If, however, any other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of our stockholders.

Voting over the Internet or by Telephone

        You may also grant a proxy to vote your shares over the Internet or by telephone. The laws of Delaware, under which we are incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.

        The Internet and telephone voting procedures described below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote over the

Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

For Shares Registered in Your Name

        Stockholders of record may go to www.proxyvote.com to grant a proxy to vote their shares over the Internet. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-690-6903 and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

        If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then such broker or other nominee is considered to be the stockholder of record with respect to your shares. However, you are still considered to be the beneficial owner of those shares, with your shares being held in "street name." Most beneficial owners whose stock is held in street name receive instructions for authorizing votes by the broker or other nominee.

        If your shares are held in street name, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form provided by your broker or other nominee will provide instructions for such alternative method of voting.

General Information for All Shares Voted over the Internet or by Telephone

        Votes submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on October 9, 2018. Submitting your proxy over the Internet or by telephone will not affect your right to vote in person should you decide to attend the Special Meeting.

Revocability of Proxies

        The grant of a proxy on the enclosed proxy card or over the Internet or by telephone does not preclude a stockholder from voting in person at the Special Meeting. You may revoke your proxy at any time before the shares reflected on your proxy card (or with respect to which you have appointed a proxy over the Internet or by telephone) are voted at the Special Meeting by:

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  filing with our corporate secretary a properly executed and dated revocation of proxy;

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  submitting a properly completed, executed and dated proxy card to our corporate secretary bearing a later date;

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  submitting a subsequent vote over the Internet or by telephone; or

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  appearing at the Special Meeting and voting in person.

        Your attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions received from your broker to change these instructions.

Solicitation of Proxies

        All proxy solicitation costs will be borne by us. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies from stockholders by telephone or other electronic means or in person. We also may reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We have also retained the services of a paid solicitor, Georgeson LLC, to solicit proxies. We anticipate that the cost will be approximately $10,000 plus expenses and will be paid by Web.com.

        You should not send your stock certificates with your proxy card. A letter of transmittal with instructions for the surrender of the Company Common Stock certificates will be mailed to our stockholders as soon as practicable after completion of the Merger.

Delivery of this Proxy Statement to Multiple Stockholders with the Same Address

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address, if we believe the stockholders are members of the same family, by delivering a single proxy statement addressed to those stockholders. Each stockholder will continue to receive a separate proxy card or voting instruction card. This process, which is commonly referred to as "householding," is potentially more convenient for stockholders and more cost effective for companies since it reduces the volume of duplicate information.

        A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If your household received a single proxy statement, but you would prefer to receive your own copy, please notify your broker and direct your written request to Web.com Group, Inc., Attention: Investor Relations, 12808 Gran Bay Parkway West, Jacksonville, Florida 32258, or contact our Investor Relations Department at 1-904-680-6600. If you would like to receive your own set of our proxy materials in the future, please contact your broker and Web.com Group, Inc. Investor Relations and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number. Conversely, if you and another person sharing your same address are receiving multiple copies of annual reports or proxy statements and you would like to request that you only receive one copy, please contact your broker and Web.com Group, Inc. Investor Relations and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Stockholder List

        A list of the Web.com stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices located at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258, at least 10 days prior to the date of the Special Meeting and continuing through the Special Meeting for any purpose germane to the Special Meeting. The list will also be available at the Special Meeting for inspection by any stockholder present at the Special Meeting.

 MARKET FOR THE COMPANY COMMON STOCK; DIVIDEND DATA

        Our Company Common Stock is quoted on the Nasdaq Global Select Market under the ticker symbol "WEB." This table shows, for the periods indicated, the high and low sales price per share for the Company Common Stock as reported by the Nasdaq Global Select Market.

	Company Common Stock
	High	Low
Year ending December 31, 2018
Third Quarter (through September 4, 2018)	$28.35	$24.95
Second Quarter	$26.15	$15.75
First Quarter	$24.10	$17.20
Year ended December 31, 2017
Fourth Quarter	$25.80	$20.60
Third Quarter	$25.95	$21.65
Second Quarter	$25.55	$17.25
First Quarter	$22.50	$18.40
Year ended December 31, 2016
Fourth Quarter	$21.20	$12.90
Third Quarter	$19.37	$16.43
Second Quarter	$20.49	$16.21
First Quarter	$20.17	$15.71

        The high and low sales price per share for the Company Common Stock as reported by The Nasdaq Global Select Market on September 4, 2018, the latest practicable trading day before the filing of this proxy statement, were $28.00 and $27.90, respectively.

        As of August 30, 2018, the Company Common Stock was held of record by 677 stockholders.

        We have not declared or paid any cash dividends on our capital stock previously. Historically, we have retained earnings, if any, to support the development of our business. We do not expect to pay any cash or other dividends or distributions prior to the closing of the Merger, and any such dividend or distribution is prohibited by the Merger Agreement without the prior written consent of Parent.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        The statements contained in this proxy statement relating to the completion of the Merger and other future events are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by or that otherwise include the words "may," "believe," "expect," "anticipate," "intend," "estimate," "should," or similar expressions or variations on these expressions, are forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including risks relating to receiving the approval of a majority of our outstanding shares in favor of the Merger Proposal, satisfying other conditions to the completion of the Merger, and other matters. As a result, we caution readers not to place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:

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  the inability to consummate the Merger within the contemplated time period, or at all, due to any reason, including the failure to obtain stockholder approval to approve the Merger Proposal or failure to satisfy the other conditions to the consummation of the Merger, which may adversely affect our business and the price of the Company Common Stock;

  •
  the fact that our stockholders would forego the opportunity to realize the potential long-term value of the successful execution of our current strategy as an independent public company;

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  the risk that the Merger Agreement may be terminated in circumstances requiring us to pay Parent a termination fee of $39.1 million;

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  risks that the proposed Merger disrupts our current plans and operations or affects our ability to retain or recruit key employees;

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  the effect of the announcement or pendency of the Merger on our business relationships (including, without limitation, customers and vendors), operating results and business generally;

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  the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger;

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  risks related to diverting the attention of our management and employees from ongoing business operations;

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  risks related to other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates or credit ratings, changes in tax laws, regulations, rates and policies or competitive development;

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  the fact that under the terms of the Merger Agreement, we are generally unable to solicit other Acquisition Proposals during the pendency of the Merger; and

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  the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against us and others.

        For other risk factors related to Web.com, please refer to our filings with the United States Securities and Exchange Commission (the "SEC") on Forms 10-K, 10-Q and 8-K. You can obtain copies of our Forms 10-K, 10-Q and 8-K and other filings for free at the Investor Relations section of our website at www.web.com, at the SEC website at www.sec.gov, or from commercial document retrieval services.

        We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

 THE MERGER

The Merger

        The discussion under the sections of this proxy statement titled "The Merger" and "The Merger Agreement" summarizes the material terms of the Merger and the Merger Agreement. Although we believe that the description covers the material terms of the Merger and the Merger Agreement, this summary may not contain all of the information that is important to you. We urge you to read this proxy statement, the Merger Agreement and the other documents referred to herein carefully for a more complete understanding of the Merger and the Merger Agreement. The discussion of the Merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to this proxy statement and incorporated by reference into this proxy statement.

Merger Consideration

        Upon consummation of the Merger, at the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any further action on the part of Parent, Merger Sub or Web.com or their respective stockholders, each outstanding share of the Company Common Stock (excluding cancelled shares and Dissenting Shares), will be converted into the right to receive $28.00 in cash, without interest and subject to applicable withholding taxes, which we refer to as the Merger Consideration. From and after the Effective Time, each share of the Company Common Stock converted into the right to receive the Merger Consideration will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each certificate that immediately prior to the Effective Time represented any such shares of the Company Common Stock or book-entry shares will thereafter cease to have any rights with respect to such securities other than the right to receive, upon surrender of such certificates and book-entry shares, the Merger Consideration for each share represented thereby. As described further under the section titled "The Merger Agreement—Payment for the Company Common Stock" of this proxy statement, prior to the Effective Time, Parent will deposit or cause to be deposited, with a reputable bank or trust company as payment agent, cash sufficient to pay the aggregate Merger Consideration payable to all of the holders of the Company Common Stock (including the Company Common Stock represented by book-entry shares) outstanding immediately prior to the Effective Time, other than any Dissenting Shares. As promptly as practicable following the Effective Time (but in no event more than the three business days following the Effective Time), the payment agent will mail to you a letter of transmittal instructing you to send your certificates or book-entry shares to the paying agent to receive the Merger Consideration for each share of the Company Common Stock represented by such certificates or book-entry shares.

        After the Merger is consummated, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a Web.com stockholder as a result of the Merger (except with respect to Dissenting Shares), nor will you be entitled to receive any shares in Parent or the surviving corporation.

Background of the Merger

        The Company Board, also referred to herein as "our board" or the "Company Board", and senior management of the Company, at the direction of the Company Board, over the years, as part of the Company's strategic planning process, reviewed the Company's near-term and long-term strategy, performance, positioning and operating prospects. As part of this process, the Company Board also regularly reviewed the competitive landscape of the Company's markets, including consolidation in the industry and the entry of new competitors and new competitive offerings from existing competitors. These reviews included, from time to time, consideration of potential strategic alternatives to enhance stockholder value, including a sale transaction.

        In February 2015, David Brown, the Chief Executive Officer and Chairman of the Company Board (whom we refer to as "Mr. Brown") was first contacted by Frank Baker (whom we refer to as "Mr. Baker"), a Co-Founder and Managing Partner of Siris Capital Group, LLC ("Siris") regarding a potential transaction, and at the direction of the Company Board, a confidentiality agreement with Siris was executed. Over the course of the next three months, senior management of the Company, at the direction of the Company Board, participated in several management meetings with Siris. In May 2015, discussions with Siris regarding a potential transaction ended when valuation could not be agreed upon by the parties. Siris' price range was $21.00 to $22.00 per share. In May 2015, the closing prices for the Company Common Stock on the Nasdaq Global Select Market ranged from $21.06 to $23.57 per share.

        In February 2017, in response to in-bound general verbal expressions of interest from strategic and financial investors and after repeated discussions with one of the Company's stockholders holding approximately eighteen percent (18%) of the outstanding shares of the Company Common Stock, which stockholder had been advocating a sale of the Company (or its interest in the Company), representatives of the Company, at the direction of the Company Board, authorized BofA Merrill Lynch and J.P. Morgan, to solicit indications of interest from a select third party list, including Bidder 1, Bidder 2, and Siris, with respect to a possible acquisition of the Company. BofA Merrill and J.P. Morgan had been selected by the Company based on their knowledge of the Company through prior engagements relating to capital and debt market transactions and having provided the Company assistance in connection with merger and acquisition discussions, at varying times during the Company's existence. In connection with the solicitation of interest from Siris, the above-mentioned confidentiality agreement with Siris was extended, and discussions with Siris regarding a potential transaction were restarted. The Company provided confidential information and held management meetings with eight (8) potential buyers, all of which were potential financial buyers.

        During the months of April 2017 through June 2017, the Company received preliminary indications of interest to acquire all of the outstanding shares of the Company Common Stock from three private equity firms, Bidder 1, Bidder 2 and Siris. Bidder 1 proposed a per-share price range of $22.00 to $24.00, Bidder 2 proposed a per-share price range of $22.50 to $24.50 and Siris proposed a per-share price range of $22.00 to $24.00 in April 2017, and $24.00 to $26.00 in June 2017. In June 2017, after deliberation, the Company Board ended the process when it determined that it was not willing to sell the Company at the valuation proposed by the bidders at that time. During the period of April 2017 through June 2017, the range of closing prices for Company Common Stock on the Nasdaq Global Select Market was $17.30 to $25.30 per share.

        On April 4, 2018, Mr. Baker reached out to Mr. Brown to schedule a time to discuss a possible transaction with the Company.

        On April 19, 2018, Mr. Baker and Mr. Brown had a preliminary discussion regarding a possible transaction between Siris and the Company. During the telephone call, valuation and transaction structure were discussed with Siris proposing to evaluate an acquisition of the Company for $26.00 per share, based on feedback received from Mr. Brown. Subsequent to this call, Mr. Brown updated Timothy Maudlin, the lead independent director of the Company Board (whom we refer to as "Mr. Maudlin"), on the discussions with Siris in preparation for the Company Board meeting on April 26, 2018. On April 19, 2018, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $18.65 per share.

        On April 26, 2018, the Company Board held a meeting at which it considered whether to engage with Siris in connection with its non-binding oral proposal to evaluate an acquisition of the Company for $26.00 per share. Members of the Company's senior management and representatives of Cooley LLP, the Company's counsel ("Cooley"), attended the meeting. After being presented with the merits and risks attributable to the transaction, including the Company's prior history with Siris, the Company Board directed Mr. Brown to continue discussions with Siris regarding a potential transaction. On April 26, 2018, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $18.70 per share.

        On May 1, 2018, the Company and Siris entered into an amended confidentiality agreement to extend the term thereof.

        On May 2, 2018, Mr. Brown and Mr. Baker discussed the terms and valuation ($26.00 per share) upon which the Company Board previously agreed it would continue discussions as well as several important diligence items, such as the Company forecasts, litigation matters and the lease of the new corporate headquarters building for the Company.

        On May 8, 2018, Mr. Brown updated Mr. Maudlin on the discussions with Siris in preparation for the Company Board meeting the following day.

        On May 9, 2018, the Company Board held a meeting. Members of the Company's senior management and representatives of Cooley attended the meeting. Mr. Brown updated the Company Board on the current discussions with Siris with respect to the proposed transaction. The Company Board directed Mr. Brown to continue discussions with Siris.

        On May 9, 2018, representatives of Siris, the Company and their respective advisors held an off-site, in-person, due diligence session.

        On May 14, 2018, representatives of Siris, the Company and their advisors held off-site, in-person, financial, accounting, tax, regulatory and legal due diligence sessions.

        On May 15, 2018, Mr. Brown updated Mr. Maudlin on the status of the due diligence sessions.

        On May 15, 2018, Mr. Brown and Mr. Baker discussed the due diligence sessions and valuation, with Mr. Baker indicating that, following its diligence review, Siris was prepared to offer $24.00 per share in connection with a proposed acquisition of the Company, subject to completion of due diligence and definitive documentation. Mr. Brown advised Mr. Baker that the Company was not willing to transact at $24.00 per share but that Mr. Brown would nevertheless discuss the offer with the Company Board in an upcoming Company Board meeting. On May 15, 2018, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $18.70 per share.

        On May 17, 2018, Mr. Brown met briefly with Peter Berger, a Co-Founder and Managing Partner of Siris, at the J.P. Morgan Global Technology, Media and Communications Conference, held in Boston, Massachusetts and briefly discussed the proposed transaction.

        On May 18, 2018, the Company Board held a meeting. Members of the Company's senior management and representatives of Cooley and BofA Merrill Lynch attended the meeting. Management provided a presentation to the Company Board regarding the Company and BofA Merrill Lynch discussed initial valuation numbers for the Company. Mr. Brown reported that Siris provided no rationale for lowering the offer price previously discussed to $24.00 per share, and was directed by the Company Board to restate to Siris that the Company would only be willing to continue discussions if Siris reaffirmed its $26.00 per share proposal. On May 18, 2018, the closing price for Company Common Stock on the Nasdaq Global Select Market was $19.00 per share.

        Mr. Brown conveyed the Company Board's feedback to Mr. Baker and, as a result of this feedback, on May 21, 2018, May 22, 2018, May 23, 2018 and May 24, 2018, Mr. Brown and Mr. Baker spoke at various times to discuss valuation and Mr. Baker ultimately agreed that Siris would be prepared to pay $25.00 per share and allow for a go-shop period, subject to completion of due diligence and definitive documentation. Mr. Brown indicated he would discuss Siris' revised proposal with the Company Board. Mr. Brown and Mr. Baker also discussed Siris' request for the exclusive right to engage in discussions regarding the sale of the Company for a two-week period to finalize its due diligence, obtain financing commitments and negotiate definitive agreements in connection with the proposed transaction.

        On May 24, 2018, the Company Board met and authorized management to negotiate the grant of exclusivity to Siris based on a $25.00 per share valuation price of the Company Common Stock. On May 24, 2018, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $18.45 per share.

        On May 25, 2018, the Company entered into an exclusivity agreement with Siris that provided for an initial exclusivity period through June 8, 2018, which period would be automatically extended by successive seven (7) day periods so long as Siris continued to use good faith efforts to progress towards the execution of final definitive agreements relating to the proposed transaction.

        On May 31, 2018, Siris' counsel, Sidley Austin LLP ("Sidley"), provided a draft of the merger agreement to Cooley.

        On June 8, 2018, Cooley sent Sidley a revised draft of the merger agreement as well as an initial draft of the Company's disclosure schedules.

        On June 8, 2018, a representative of Starboard Value LP ("Starboard") called Mr. Brown to inform the Company that funds affiliated with Starboard acquired beneficial ownership of approximately 9.4% of the Company Common Stock. During the call, Starboard expressed its desire to engage in communications with the Company Board regarding suggestions for improving the Company's financial and operational performance. In its statement on Schedule 13D, Starboard disclosed its belief that the shares held by Starboard, when purchased, were undervalued. The Schedule 13D filed by Starboard reflected that Starboard acquired shares of the Company Common Stock during the period between May 2, 2018 through June 7, 2018. On May 1, 2018, the date of the last closing price prior to the accumulation by Starboard, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $18.75 per share. On June 7, 2018, the date of the last purchase by Starboard reported in its Schedule 13D, the closing price for the Company Common Stock on the Nasdaq Global Select Market was $21.00 per share.

        From June 8, 2018 until the Original Agreement was executed, the Company and its representatives continued negotiating with Siris and its representatives and provided additional due diligence information at the request of Siris, with a view to securing the most favorable terms possible for the Company's stockholders in the merger agreement and the related transaction documents.

        On June 12, 2018, representatives of Siris, the Company and BofA Merrill Lynch held another in-depth, off-site, in-person, due diligence session.

        On June 14, 2018, Mr. Baker and Mr. Brown spoke by telephone to discuss the due diligence and terms of the proposed transaction. Siris sent the Company initial drafts of the forms of documents related to the proposed debt and equity financing for the transaction, including the debt and equity commitment letters.

        On June 14, 2018, the Company Board met to discuss the status of the due diligence, the terms of the proposed transaction and the engagement of financial advisors with respect to the transaction. The Company Board reviewed and considered conflicts disclosures that had been previously provided to the Company Board by each of BofA Merrill Lynch and J.P. Morgan, and resolved to engage each of BofA Merrill Lynch and J.P. Morgan as the Company's financial advisors with respect to the transaction.

        On June 16, 2018, Mr. Baker and Mr. Brown spoke by telephone to discuss the due diligence and terms of the proposed transaction.

        On June 20, 2018, the last trading day before the announcement of the merger agreement, the closing price of Company Common Stock was $23.20 per share.

        On June 20, 2018, the Company Board met to receive an update on the status of the proposed transaction and consider the proposed transaction. Members of the Company's senior management and representatives of Cooley, BofA Merrill Lynch and J.P. Morgan attended the meeting. Representatives of Cooley reviewed with the Company Board its fiduciary duties in the context of the proposed transaction. Cooley discussed the material terms and conditions of the proposed merger agreement and the other transaction documents, including the debt commitment letter, the equity commitment letter and the limited guarantee. Cooley summarized, among other things, certain merger agreement obligations and conditions, the Go-Shop Period, the termination rights and the circumstances under which the Company would be required to pay a termination fee of $13 million in connection with its entry into a Superior Proposal in accordance with the Original Agreement on or prior to August 10, 2018 or $39.1 million dollars in certain other circumstances, and Siris would be required to pay a reverse termination fee of $78.2 million in the circumstances set forth in the Original Agreement. Representatives of BofA Merrill Lynch and J.P. Morgan reviewed with the Company Board a proposed plan to be adopted by the Company Board for the Go-Shop Period as well a list of additional potential buyers to be contacted during the Go-Shop Period. Also at this meeting, representatives of BofA Merrill Lynch reviewed with the Company Board its financial analysis of the financial terms of the proposed transaction and rendered its oral opinion, which was confirmed by delivery of a written opinion dated June 20, 2018, to the Company Board to the effect that, as of that date and based upon and subject to the factors, assumptions and limitations set forth in the written opinion, the $25.00 per share in cash to be paid to the holders of shares of Company's Common Stock pursuant to the Original Agreement was fair from a financial point of view to such holders. Representatives of J.P. Morgan also reviewed with the Company Board J.P. Morgan's financial analysis of the financial terms of the proposed transaction and rendered J.P. Morgan's oral opinion, which was confirmed by delivery of J.P. Morgan's written opinion dated June 20, 2018, to the Company Board to the effect that, as of such date and based upon and subject to the factors, assumptions and limitations set forth in J.P. Morgan's written opinion, the $25.00 per share in cash to be paid to the holders of shares of the Company Common Stock in the Merger was fair, from a financial point of view, to such stockholders. The Company Board also considered the risks attributable to the Company and its stand-alone business, price and certainty of the proposed transaction.

        Following deliberation of the matters discussed during the course of the meeting, the Company Board unanimously (i) approved and adopted the Original Agreement, the other transaction documents to which the Company is a party and the execution, delivery and performance of the Original Agreement and the other transaction documents to which the Company is a party, (ii) recommended to the Company's stockholders that the Company's stockholders vote in favor of the Merger and the Original Agreement, and (iii) directed that such matter be submitted to the Company's stockholders at a special meeting of the stockholders for approval.

        The limited guarantee was executed and delivered by representatives of the Company and the equity investors. Sidley delivered to Cooley on behalf of Sidley's clients fully executed copies of the debt commitment letter, the equity commitment letter and limited guarantee on June 20, 2018.

        The Original Agreement was executed by representatives of the Company, Parent, and Merger Sub in the evening of June 20, 2018, and publicly announced the next day.

        On June 21, 2018, following the execution of the Original Agreement and issuance of the press release, pursuant to the "go-shop" provisions of the Original Agreement, at the direction of the Company Board, BofA Merrill Lynch and J.P. Morgan commenced the Company's go-shop process. During the Go-Shop Period, 87 prospective buyers (which included the parties still in existence that had been previously contacted by the Company, BofA Merrill Lynch or J.P. Morgan, including Bidder 1 and Bidder 2, during previous market checks in prior years) were contacted regarding their potential interest in a transaction with the Company and nine such prospective buyers entered into confidentiality agreements with the Company and were provided with non-public information relating to the Company. The confidentiality agreements explicitly allow such prospective buyers to submit Acquisition Proposals (as defined in the confidentiality agreement) to the Company until the Company Stockholder Vote (as defined in the confidentiality agreement), or after the valid termination of the Merger Agreement and the Company enters into a binding definitive agreement (other than the Merger Agreement) with any third party to effect a purchase, tender or exchange offer, merger or other business combination that, if consummated, would result in a third party owning at least a majority of the outstanding voting securities of the Company or all or substantially all of the assets of the Company and its subsidiaries (taken as a whole). No other standstill provision or similar provision that would prevent a potential bidder from making an offer to the Company Board were outstanding from the 2017 market check described above.

        Over the next several weeks, Mr. Brown and other representatives of the Company held meetings and had discussions with representatives of nine interested parties, including a private equity firm that ultimately submitted an Acquisition Proposal ("Bidder 3").

        On or around June 25-27, 2018, Bidder 3 reached out to Mr. Baker requesting the opportunity to discuss a potential co-investment with Siris in the recently announced transaction. In light of the pending go-shop process and Siris' confidentiality agreement with Web.com, Mr. Baker responded that he could not discuss the matter further with Bidder 3.

        On July 25, 2018, the Company Board constituted a Transaction Committee, comprising three independent directors, Timothy P. Cost, Hugh M. Durden, and Philip J. Facchina, to review any Acquisition Proposals, determine whether any such Acquisition Proposals would constitute a Superior Proposal under the terms of the Original Agreement and negotiate with the parties relating to a Superior Proposal.

        On August 1, 2018, Bidder 3 provided to the Company an Acquisition Proposal consisting of an offer to pay $26.00 per share plus the $13 million Company termination fee required under the Original Agreement, and further provided that the Company termination fee would be (i) repayment to Bidder 3 of the $13 million Company termination fee required under the Original Agreement plus Bidder 3's transaction expenses up to $4 million through August 20, 2018, or (ii) repayment to Bidder 3 of the $13 million Company termination fee required under the Original Agreement plus an additional $19.55 million after August 20, 2018.

        On August 1, 2018, the Transaction Committee met twice to discuss the Acquisition Proposal from Bidder 3. The Transaction Committee determined that the Bidder 3 Acquisition Proposal was a Superior Proposal and the Company notified Siris of such proposal. Mr. Brown, representatives of the Company and representatives of Siris met in person later that day to discuss due diligence matters unrelated to such proposal.

        On August 2, 2018, Siris submitted an Acquisition Proposal of $26.50 per share that expired at 11:59 p.m. Eastern time on August 5, 2018 (the expiration of the Go-Shop Period). This Acquisition Proposal specified that the higher Company termination fee of $39.1 million (as opposed to the lower Company termination fee of $13 million) would be payable by the Company if it entered into a Superior Proposal in accordance with the terms of Siris' Acquisition Proposal with any other party after the expiration of the Go-Shop Period (rather than the lower $13 million Company termination fee that would have been payable by the Company under the Original Agreement if the Company entered into a definitive agreement, within five business days after the Go-Shop Period with a party that submitted an Acquisition Proposal that constituted or could reasonably be expected to lead to a Superior Proposal prior to the expiration of the Go-Shop Period). The Transaction Committee reviewed and instructed management to communicate the terms of such Acquisition Proposal to Bidder 3. The Company's financial advisors conveyed the terms of Siris' Acquisition Proposal (including the expiration thereof and the changes to the Company termination fee thereunder) to Bidder 3 and requested that Bidder 3 submit its best and final Acquisition Proposal.

        At approximately 6:30 p.m. Eastern time on August 5, 2018, Bidder 3 submitted an Acquisition Proposal of $27.00 per share under which Bidder 3 would pay Parent the $13 million Company termination fee required under the Original Agreement, and the Company termination fee under such Bidder 3 Acquisition Proposal would be (i) repayment to Bidder 3 of the $13 million Company termination fee required under the Original Agreement plus an additional $13 million through August 20, 2018, or (ii) repayment to Bidder 3 of the $13 million Company termination fee required under the Original Agreement plus an additional $39.1 million after August 20, 2018. At approximately 7:30 p.m. Eastern time on August 5, 2018, Siris submitted a $28.00 per share Acquisition Proposal on substantially similar terms as its prior Acquisition Proposal which also had an expiration time of 11:59 p.m. Eastern time on August 5, 2018. The Company's financial advisors conveyed the terms of Siris' new Acquisition Proposal to Bidder 3 and again requested that Bidder 3 submit its best and final Acquisition Proposal. At approximately 10:30 p.m. Eastern time on August 5, 2018, Bidder 3 submitted a letter indicating that it was willing to match the $28.00 per share offer. In comparing the Acquisition Proposals submitted by Siris and Bidder 3, the Company Board was made aware that the Siris proposal included an equity commitment letter from its affiliated investment funds that committed $55.52 million more equity for the transaction than the equity commitment letter submitted by Bidder 3 (which commitment represented approximately fifty percent of the uncalled capital commitments of the investment fund associated with Bidder 3) and that Bidder 3 had secured debt commitments for more than $30 million more than the debt commitments delivered by Siris. Except as described above, the other deal terms were substantially comparable between the Acquisition Proposals submitted by Siris and Bidder 3. On August 5, 2018, the Company Board held meetings throughout the day and night, at which members of the Company management and representatives of each of Cooley, BofA Merrill Lynch and J.P. Morgan were present to consider the various Acquisition Proposals submitted by Siris and Bidder 3. The Company Board reviewed and considered updated conflicts disclosures that had been provided to the Company Board prior to the meetings by each of BofA Merrill Lynch and J.P. Morgan prior to considering the Acquisition Proposals. After consultation with the Company's financial and legal advisors, and a discussion comparing the two Acquisition Proposals, including the level of reliance on equity and debt financing by the parties, the Company Board, prior to the deadline set by Siris, ultimately determined that Bidder 3's offer was not a Superior Proposal relative to Siris' Acquisition Proposal of $28.00 per share, taking into account the terms of the proposal, certainty of closing, the economic value to the stockholders and other factors deemed relevant by the Company Board. The Company Board duly (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair, advisable to, and in the best interests of, the Company and its stockholders, (ii) approved the execution, delivery, and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (iii) recommended that the Company's stockholders approve the adoption of the Merger Agreement.

        The Merger Agreement was executed by representatives of the Company, Parent, and Merger Sub at approximately 11:55 p.m. Eastern time on August 5, 2018, and publicly announced the next day. The Go-Shop Period expired at 11:59 p.m. (Eastern time) on August 5, 2018.

Reasons for the Recommendation of the Company Board

        On August 5, 2018, at a meeting duly called and held, the Company Board (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair, advisable to, and in the best interest of, Web.com and its stockholders, (ii) duly approved the execution, delivery, and performance by Web.com of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (iii) recommended that Web.com's stockholders approve the adoption of the Merger Agreement.

        The Company Board consulted with the Company's outside financial and legal advisors and senior management at various times and considered the following factors (which are not listed in any relative order of importance) in reaching its conclusion to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, and to recommend approval of the adoption of the Merger Agreement to our stockholders, all of which it viewed as generally supporting its decision to approve the business combination with Parent:

        General Business Considerations.    The Company Board considered the Company's background, recent operating history, and current position in the marketplace in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:

  •
  Business and Financial Condition of the Company.  The Company Board considered the Company's business and industry, financial condition, historical and projected financial performance, competitive position and assets and prospects, as well as current industry, economic and market conditions and trends in the markets in which the Company competes.

  •
  Management Projections.  The Company Board considered certain forecasts for the Company prepared by the Company's management, and the present value of the Company based on those projections. The Company Board also considered that the projections were based on various assumptions made by the Company's senior management. The Company Board considered that there is inherent uncertainty in forecasts and related assumptions and that, as a result, the Company's actual financial results in future periods could differ materially from management's forecasted results.

  •
  Financial Presentations of BofA Merrill Lynch and J.P. Morgan.  The Company Board considered the financial analyses of BofA Merrill Lynch that were performed in connection with the written opinion of BofA Merrill Lynch, dated June 20, 2018, to the effect that, as of such date and based upon and subject to the factors, assumptions and limitations set forth in the written opinion, the $25.00 in cash per share to be paid to the holders of shares of the Company Common Stock pursuant to the Original Agreement was fair from a financial point of view to such holders, as more fully described below under the heading "Opinions of the Company's Financial Advisors—Opinion of BofA Merrill Lynch." The Company Board also considered the financial analyses of J.P. Morgan that were performed in connection with the written opinion of J.P. Morgan, dated June 20, 2018, to the effect that, as of such date and based upon and subject to the factors, assumptions and limitations set forth in its opinion, the $25.00 in cash per share to be paid to the holders of shares of the Company Common Stock in the Original Agreement was fair, from a financial point of view, to such stockholders, as more fully described below under the heading "Opinions of the Company's Financial Advisors—Opinion of J.P. Morgan Securities LLC." The Company Board elected not to request updated opinions from BofA Merrill Lynch and J.P. Morgan since the new $28.00 in cash per share to be paid to the holders of shares of the Company Common Stock contemplated by the Merger Agreement fell within or above the range of consideration that the financial advisors advised the Company Board was fair, from a financial point of view, to the Company's stockholders.

  •
  Per Share Merger Consideration.  The Company Board considered the current and historical market prices of the Company Common Stock, including the performance of the Company Common Stock relative to other participants in the Company's industry, including:

  •
  Parent's offer consists solely of cash, providing certainty, near-term value and liquidity to our stockholders;

  •
  the current and historical market price of the Company Common Stock, including the fact that the $28.00 price to be paid for each share represents a premium of approximately 20.7% over the closing price of $23.20 per share on June 20, 2018, the last trading day prior to the public announcement of the execution of the Original Agreement;

  •
  the fact that the Merger Consideration represents a 35.8% premium over the 30-day volume-weighted average closing price of the Company Common Stock ended June 20, 2018;

  •
  the fact that the Merger Consideration represents a 45.2% premium over the 90-day volume-weighted average closing price of the Company Common Stock ended June 20, 2018;

  •
  the fact that the Company provided for a 45-day go-shop provision in the Original Agreement to ensure that the Company could solicit a Superior Proposal (as defined in the section titled "The Merger Agreement—Solicitation of Other Offers" beginning on page 80); and

  •
  the Company Board's consideration of the risks related to (i) the Company's ability to sustain its revenue growth rate, (ii) the economic and other risks impacting spending by small businesses for subscription-based solutions for domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and e-Commerce solutions, and (iii) its current and future competitive position in its industry.

  •
  Strategic Alternatives.  In recent years, the Company has explored various strategic alternatives, involving both strategic and financial buyers, including the sale of the Company's entire business. No other sale efforts resulted in an agreement.

        Positive Deal Considerations.    The Company Board considered a number of positive factors in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:

  •
  Likelihood of Completion; Certainty of Payment.  Absent a Superior Proposal, the Merger represented a transaction that would likely be consummated based on, among other factors:

  •
  the absence of any financing condition to the consummation of the Merger;

  •
  the reputation and financial condition of Siris and its affiliated investment funds and their proven ability to complete acquisition transactions; and

  •
  the Company's ability to request that the Delaware Court of Chancery (or, if the Delaware Court of Chancery lacks subject matter jurisdiction, any federal court located in the County of New Castle, Delaware) specifically enforce the Merger Agreement, including the consummation of the Merger, under certain circumstances described in "The Merger Agreement—Specific Performance."

  •
  Certainty of Consideration.  The Company Board considered the all-cash nature of the consideration to be paid in the Merger, which allows Company stockholders to realize immediate value, in cash, for their investment in the Company, while enabling stockholders to avoid further risk of investment in the Company.

  •
  Other Positive Terms of the Merger Agreement.  The Company Board considered the terms of the Merger Agreement, which are more fully described below under the heading "The Merger Agreement." Certain provisions of the Merger Agreement that the Company Board considered significant include:

  •
  the scope of the representations, warranties and covenants being made by Parent and Merger Sub;

  •
  the conditions to the consummation of the Merger, including the requirement that the Merger Agreement be approved by the Company's stockholders;

  •
  the fact that the Company solicited alternative Acquisition Proposals during a 45-day Go-Shop Period after the signing of the Merger Agreement, subject to paying a reduced termination fee to Parent equal to $13,000,000 during the Go-Shop Period, and the ability to accept Superior Proposals made thereafter, at a termination fee of $39,100,000 (the "Company Termination Fee");

  •
  the Company Board's belief that, if triggered, the Company Termination Fee payable to Parent is consistent with fees payable in comparable transactions and would not be likely to preclude another party from making a competing proposal;

  •
  Parent's obligation to pay the Company a termination fee, equal to $85,060,000 ("Parent Termination Fee"), if the Merger Agreement is terminated under certain circumstances based upon Parent and Merger Sub's (i) breach of the Merger Agreement that would give rise to any failure of certain closing conditions therein, where such breach is incurable prior to the Outside Date, or if curable, is not cured by the earlier of thirty (30) calendar days after notice of the Outside Date or (ii) failure to consummate the Merger for any reason after the satisfaction of all closing conditions;

  •
  the fact that the Merger Agreement provides for specific performance in certain conditions as an alternative remedy available to the Company other than the Parent Termination Fee; and

  •
  the following additional "deal protection" terms of the Merger and Merger Agreement:

  •
  the lack of a financing contingency to Parent's obligations to close the Merger;

      •
      the requirement that Parent secure and deliver executed documents evidencing the ability to finance the Merger contemporaneous with the signing of the Merger Agreement;

      •
      the guarantee by affiliates of Parent of certain of Parent's and Merger Sub's obligations under the Merger Agreement, including payment of the Parent Termination Fee;

      •
      certain items, subject to certain conditions, will not be considered a Company Material Adverse Effect, including (i) changes in financial, banking or securities markets, (ii) conditions or changes in the Company's industry, (iii) general political or economic conditions, (iv) changes in customers, supplier, or other Company relationships arising from the announcement or pendency of the Merger, (v) litigation arising from the announcement or pendency of the Merger, (vi) the failure of the Company to achieve its projections, and (vii) changes in laws or accounting principles; and

      •
      the holders of Dissenting Shares will be entitled to the payment of the appraisal value of such Dissenting Shares if demand is made and pursued in accordance with Section 262 of the General Corporation Law of the State of Delaware.

        Other Deal Considerations.    The Company Board also considered a number of uncertainties, risks and potentially negative factors in its deliberations concerning the Merger and the other transactions contemplated by the Merger Agreement, including the following:

  •
  No Participation in the Company's Future.  The Company Board considered that if the Merger is consummated, Company stockholders will receive the per share Merger Consideration in cash and will no longer have the opportunity to participate in any future earnings or growth of the Company or benefit from any potential future appreciation in the value of Company shares, including any value that could be achieved if the Company engages in future strategic or other transactions. Moreover, upon the closing of the Merger, Company stockholders not voting in favor of the Merger will be required to surrender their shares (other than the Dissenting Shares) in exchange for a price determined by the Company Board and approved by a majority of the Company stockholders.

  •
  No-Shop Period.  The Company Board considered that, following the Go-Shop Period, the Company cannot solicit other Acquisition Proposals after the Go-Shop Period, and must pay Parent $39,100,000 if, thereafter, the Company exercises its right to enter into a transaction that constitutes a Superior Proposal subject to the terms and conditions of the Merger Agreement, which may deter others from proposing an alternative transaction that may be more advantageous to the Company's stockholders.

  •
  Risks the Merger May Not Be Completed.  The Company Board considered the risk that the conditions to the Merger may not be satisfied and that, therefore, the Merger would not be consummated. The Company Board also considered the risks and costs to the Company if the Merger is not consummated, including:

  •
  the possible effects of the pendency (or termination) of the Merger Agreement on the Company's business, operating results, prospects, management, employees, customers, distributors and suppliers, including diversion from day to day operations, which effects are likely to be exacerbated the longer the time period between the signing and any termination of the Merger Agreement;

  •
  the potential effect on the trading price of the Company Common Stock;

  •
  if Parent fails to complete the Merger as a result of a breach of the Merger Agreement, depending upon the reason for not closing, remedies may be limited to the Parent Termination Fee payable by Parent, which may be inadequate to compensate the Company for the damage caused (and such Parent Termination Fee is itself limited in certain situations), and if available, other rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain; and

  •
  the fact that the Company is subject to various remedies available to Parent should the Company fail to complete the Merger or breach the Merger Agreement.

  •
  Interim Operating Covenants.  The Company Board considered that the Merger Agreement imposes restrictions on the conduct of the Company's business prior to the consummation of the Merger, requiring the Company and its subsidiaries to conduct their business in all material respects in the ordinary course of business and to use commercially reasonable best efforts to preserve their business organizations substantially intact, customers and suppliers having significant business dealings with them and keep available the services of their key employees, and that may limit the Company and its subsidiaries from taking specified actions, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger.

        The foregoing discussion of the information and factors considered by the Company Board is not intended to be exhaustive, but includes the material factors considered by the Company Board. In view of the variety of factors considered in connection with its evaluation of the Merger, the Company Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Company Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Company Board based its recommendation on the totality of the information presented.

        In considering the recommendation of the Company Board with respect to the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, yours. The Company Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See "The Merger—Interests of our Directors and Executive Officers in the Merger."

        Portions of this explanation of the reasons for the Merger and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the section titled "Cautionary Statement Regarding Forward-Looking Statements."

        The Company Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger were outweighed by the potential benefits of the Merger to the holders of the Company Common Stock.

        The foregoing discussion of the Company Board's reasons for its recommendation to approve the Merger is not meant to be exhaustive, but addresses the material information and factors considered by the Company Board in consideration of its recommendation. In view of the wide variety of factors considered by the Company Board in connection with its evaluation of the Merger and the complexity of these matters, the Company Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, the directors made their determinations and recommendations based on the totality of the information presented to them, and the judgments of individual members of the Company Board may have been influenced to a greater or lesser degree by different factors. In arriving at their respective recommendations, the members of the Company Board were aware of the interests of executive officers and directors of Web.com as described under "The Merger—Interests of Our Directors and Executive Officers in the Merger."

The Company Board unanimously recommends that you vote
"FOR" the approval of the Merger Proposal.

Opinions of Web.com's Financial Advisors

Overview

        The Company Board retained BofA Merrill Lynch and J.P. Morgan as its financial advisors in connection with the potential sale of Web.com. In selecting its financial advisors, the Company Board considered that, among other things, they are internationally recognized investment banking, financial advisory and securities firms whose senior professionals have substantial experience advising companies in, among other industries, our industry. Each financial advisor, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes.

        At the June 20, 2018 meeting of the Company Board, BofA Merrill Lynch rendered an oral opinion, which was confirmed by delivery of a written opinion, to the Company Board to the effect that, as of June 20, 2018, and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the then—applicable $25.00 per share Merger consideration was fair, from a financial point of view, to holders of the Company Common Stock (excluding Parent, Merger Sub or any of their respective affiliates).

        This description of BofA Merrill Lynch's opinion is qualified in its entirety by the full text of the written opinion, which is attached as Annex B to this proxy statement and which you should read carefully and in its entirety. BofA Merrill Lynch's written opinion sets forth the factors considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken by BofA Merrill Lynch and are necessarily based on economic, capital markets and other conditions, and the information made available to them, as of the date of such opinions. BofA Merrill Lynch has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of its opinion.

        At the same June 20, 2018 meeting of the Company Board, J.P. Morgan rendered its oral opinion to the Company Board that, as of such date and based upon and subject to the factors, assumptions and limitations set forth in J.P. Morgan's opinion, the consideration contemplated by the Original Agreement to be paid to the holders of the Company Common Stock in the proposed Merger was fair from a financial point of view, to such stockholders. J.P. Morgan confirmed its June 20, 2018 oral opinion by delivering its written opinion to the Company Board, dated June 20, 2018 that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration contemplated by the Original Agreement to be paid to the holders of the Company Common Stock in the Merger was fair, from a financial point of view, to such stockholders.

        The full text of the written opinion of J.P. Morgan dated as of June 20, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. J.P. Morgan has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of its opinion.

Opinion of BofA Merrill Lynch

        On June 20, 2018, at a meeting of the Company Board held to evaluate the Merger, BofA Merrill Lynch delivered to the Company Board an oral opinion, which was confirmed by delivery of a written opinion dated June 20, 2018, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the consideration contemplated by the Original Agreement to be paid to the holders of the Company Common Stock in the Merger was fair, from a financial point of view, to such stockholders.

        The full text of BofA Merrill Lynch's written opinion to the Company Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch's opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Company Board for the benefit and use of the Company Board (in its capacity as such) in connection with and for purposes of its evaluation of the consideration contemplated by the Original Agreement from a financial point of view. BofA Merrill Lynch's opinion does not address any other aspect of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Merrill Lynch's opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Merger or any other matter.

        In connection with rendering its opinion, BofA Merrill Lynch, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to the Company;

  (ii)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with BofA Merrill Lynch by the management of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company, referred to herein as Company management forecasts;

  (iii)
  reviewed the estimated net operating loss tax attributes of the Company prepared by the management of the Company, referred to herein as the NOLs;

  (iv)
  discussed the past and current business, operations, financial condition and prospects of the Company with members of senior management of the Company;

  (v)
  reviewed the trading history for the Company Common Stock and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

  (vi)
  compared certain financial and stock market information of the Company with similar information of other companies BofA Merrill Lynch deemed relevant;

  (vii)
  compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

  (viii)
  considered the results of BofA Merrill Lynch's prior efforts in 2017 on behalf of the Company to solicit, at the direction of the Company, indications of interest and definitive proposals from third parties with respect to a possible acquisition of the Company;

  (ix)
  reviewed the Original Agreement; and

  (x)
  performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

        In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the management of the Company that it was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Company management forecasts and the NOLs, BofA Merrill Lynch was advised by the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company and the other matters covered thereby. BofA Merrill Lynch relied, at the Company's direction, upon the assessments of the management of the Company as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting the Company and its business. BofA Merrill Lynch also relied, at the Company's direction, on the assessments of the Company management as to the ability to utilize the NOLs and was advised by the Company, and assumed at the Company's direction, that such NOLs would be utilized in the amounts and at the times projected. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, Parent or any other entity, nor did it make any physical inspection of the properties or assets of the Company, Parent or any other entity. BofA Merrill Lynch did not evaluate the solvency or fair value of the Company, Parent or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at the direction of the Company, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger.

        BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects or implications of the Merger (other than the then - applicable $25.00 per share merger consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Merrill Lynch was not requested to solicit (except as summarized in "Background of the Merger" above and in the following sentence), and since 2017 did not solicit, indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company or any alternative transaction. However, the Original Agreement permitted the Company to authorize BofA Merrill Lynch, during a specified period of time following the execution of the Original Agreement, to solicit on the Company's behalf indications of interest or proposals from third parties with respect to the possible acquisition of all or any part of the Company. BofA Merrill Lynch's opinion was limited to the fairness, from a financial point of view, of the consideration contemplated by the Original Agreement to be received by the holders of the Company Common Stock and no view or opinion was expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the then - applicable $25.00 per share merger consideration or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Merrill Lynch also did not express any view or opinion with respect to, and BofA Merrill Lynch relied, at the direction of the Company, upon the assessments of representatives of the Company regarding, legal, regulatory, accounting, tax and similar matters relating to the Company or the Merger, as to which matters BofA Merrill Lynch understood that the Company obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

        BofA Merrill Lynch's opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch's opinion was approved by a fairness opinion review committee of BofA Merrill Lynch. Except as described in this summary, the Company imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

        The discussion set forth below in the section titled "Company Financial Analyses" represents a brief summary of the material financial analyses presented by BofA Merrill Lynch to the Company Board in connection with its opinion, dated June 20, 2018. The financial analyses summarized below include information presented in tabular format. To fully understand the financial analyses performed by BofA

Merrill Lynch, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Merrill Lynch. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Merrill Lynch.

Company Financial Analyses

        Selected Publicly Traded Companies Analysis.    BofA Merrill Lynch reviewed publicly available financial and stock market information for the Company and the following four publicly traded companies in the internet services and online marketing solutions sector, two of which it classified as "core" companies (selected publicly traded companies with projected revenue growth of less than 10% in 2018 and 2019):

  •
  United Internet AG (core)

  •
  Endurance International Group Holdings, Inc. (core)

  •
  GoDaddy Inc. (other)

  •
  Wix.com Ltd. (other)

        BofA Merrill Lynch reviewed, among other things, enterprise values of the selected publicly traded companies, calculated as the sum of the market capitalization, total debt, preferred stock and minority interest, less cash and cash equivalents, short-term investments and long-term investments, as a multiple of calendar year 2018 and calendar year 2019 estimated earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, adjusted to exclude stock-based compensation expense and one-time, non-recurring items. For the two core companies, the observed multiples were 10.6x and 10.4x for calendar year 2018 and 9.8x and 9.8x for calendar year 2019. For one of the other companies, the observed multiples were 28.4x and 23.2x for calendar year 2018 and calendar year 2019, respectively. For the remaining other company, the observed multiples were designated "not meaningful," for each of calendar year 2018 and calendar year 2019. BofA Merrill Lynch also observed the multiples derived from the Company management forecasts and certain publicly available financial forecasts with respect to the Company, referred to herein as the Company public forecasts, as of May 1, 2018 (the date of the last closing price prior to the accumulation by Starboard Value LP ("Starboard"), a holder of Company Common Stock (the "Pre-Starboard Accumulation Date")) and June 8, 2018 (the date on which Starboard filed a Form 13-D with the SEC indicating its ownership of the Company Common Stock (the "Starboard 13-D Date")), ranging from 8.1x to 9.3x for calendar year 2018 and from 7.4x to 9.0x for calendar year 2019. BofA Merrill Lynch then applied multiples of 9.0x to 10.5x and 8.5x to 10.0x, respectively to the Company's calendar year 2018 and 2019 estimated adjusted EBITDA. In applying the calendar year 2018 and 2019 multiples, BofA Merrill Lynch took into consideration, among other things, the observed data for the selected publicly traded companies and for the Company, the historical trading prices of the Company Common Stock and the common stocks of the selected publicly traded companies and the differences in the financial profiles of the Company and the selected publicly traded companies, including that the Company had an enterprise value / estimated next twelve months ("NTM") adjusted EBITDA multiple that (i) was 0.8x and 0.7x lower than the multiple for the "core" selected publicly traded companies as of the Pre-Starboard Accumulation Date and the Starboard 13-D Date, respectively, (ii) for the period ended the Starboard 13-D Date, was 1.4x lower than the one month, six month, one year and three year average multiples for the "core" selected publicly traded companies and (iii) for the period ended the Starboard 13-D Date, was 1.3x lower than the five year average multiple for the "core" selected publicly traded companies. BofA Merrill Lynch also reviewed enterprise values of the selected publicly traded companies as a multiple of unlevered free cash flow based on adjusted EBITDA, less capital expenditures. For the two core companies, the observed multiples were 13.1x and 12.4x for calendar year 2018 and 12.9x and 11.6x for calendar year 2019. For the other companies, the observed multiples were designated "not meaningful," other than a multiple of 27.0x for one of such companies for calendar year 2019. The observed multiples derived from the Company management forecasts and the Company public forecasts as of the Pre-Starboard Accumulation Date and the Starboard 13-D Date ranged from 8.9x to 10.4x for calendar year 2018 and 8.2x to 10.0x for calendar year 2019. BofA Merrill Lynch then applied multiples of 10.0x to 12.5x and 9.5x to 12.0x, respectively, to the Company's calendar year 2018 and 2019 estimated unlevered free cash flow. In applying the calendar year 2018 and 2019 multiples, BofA Merrill Lynch took into consideration, among other things, the observed data for the selected publicly traded companies and for the Company, the historical trading prices of the Company Common Stock and the common stocks of the selected publicly traded companies and the differences in the financial profiles of the Company and the selected publicly traded companies, including that the Company had an enterprise value / estimated NTM unlevered free cash flow multiple that (i) was 1.9x lower than the multiple for the "core" selected publicly traded companies as of both the Pre-Starboard Accumulation Date and the Starboard 13-D Date and (ii) for the period ended the Starboard 13-D Date, was 2.7x, 2.5x, 2.4x, 2.3x and 2.7x lower than the one month, six month, one year, three year and five year average multiples, respectively, for the "core" selected publicly traded companies. BofA Merrill Lynch also reviewed equity values of the selected publicly traded companies as a multiple of free cash flow based on cash flow from operations, less cash expenditures. For the two core companies, the observed multiples were 19.8x and 10.8x for calendar year 2018 and 17.4x and 9.0x for calendar year 2019. For the other companies, the observed multiples were designated "not meaningful" for one company, and 23.5x for calendar year 2018 and 20.8x for calendar year 2019 for the other company. The observed multiples derived from the Company management forecasts and the Company public forecasts as of the Pre-Starboard Accumulation Date and the Starboard 13-D Date ranged from 7.6x to 8.9x for calendar year 2018 and 6.0x to 8.5x for calendar year 2019. BofA Merrill Lynch then applied multiples of 10.0x to 16.0x and 7.5x to 13.5x, respectively, to the Company's calendar year 2018 and 2019 free cash flow. In applying the calendar year 2018 and 2019 multiples, BofA Merrill Lynch took into consideration, among other things, the observed data for the selected publicly traded companies and for the Company, the historical trading prices of the Company Common Stock and the common stocks of the selected publicly traded companies and the differences in the financial profiles of the Company and the selected publicly traded companies, including that the Company had an equity value / estimated NTM free cash flow multiple that (i) was 4.1x and 4.8x lower than the multiple for the "core" selected publicly traded companies as of the Pre-Starboard Accumulation Date and the Starboard 13-D Date, respectively and (ii) for the period ended the Starboard 13-D Date, was 6.3x, 4.8x, 5.2x, 4.8x and 5.1x lower than the one month, six month, one year, three year and five year average multiples, respectively, for the "core" selected publicly traded companies. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts' estimates, and estimated financial data of the Company were based on the Company management forecasts. These analyses indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the then - applicable $25.00 per share merger consideration (rounded to the nearest $0.05 per share):

Implied Per Share Equity Value Reference Ranges for the Company
2018E Enterprise Value/ Adjusted EBITDA	2019E Enterprise Value/ Adjusted EBITDA	2018E Enterprise Value/ Unlevered Free Cash Flow	2019E Enterprise Value/ Unlevered Free Cash Flow	2018E Equity Value/ Free Cash Flow	2019E Equity Value/ Free Cash Flow	Original Agreement Merger Consideration	Merger Agreement Merger Consideration
$22.00 - $27.35	$23.20 - $29.10	$22.45 - $30.60	$23.65 - $32.55	$24.45 - $37.85	$23.15 - $39.90	$25.00	$28.00	*

*
The Merger Consideration in the Merger Agreement was not presented to the Company Board by BofA Merrill Lynch on June 20, 2018 and is included for reference purposes only.

        No company used in these analyses are identical or directly comparable to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared.

        Selected Precedent Transactions Analysis.    BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following twenty selected transactions involving companies in the internet services and online marketing solutions sector:

Date Announced	Acquiror	Target
• 5/10/2018	• Gannett Co., Inc.	• WordStream, Inc.
• 7/24/2017	• KKR & Co. L.P.	• WebMD Health Corp.
• 7/18/2017	• BC Partners	• PlusServer GmbH
• 7/3/2017	• Red Ventures Holdco, LP	• Bankrate, Inc.
• 4/10/2017	• Harland Clarke Holdings Corp.	• RetailMeNot, Inc.
• 12/15/2016	• United Internet AG	• Strato AG
• 12/6/2016	• GoDaddy Inc.	• Host Europe Holdings
• 11/8/2016	• Warburg Pincus LLC	• UTDI (1&1 Internet) (33% Stake)
• 10/21/2016	• j2 Global, Inc.	• Everyday Health, Inc.
• 8/26/2016	• Apollo Global Management, LLC	• Rackspace Hosting, Inc.
• 6/27/2016	• Gannett Co., Inc.	• ReachLocal, Inc.
• 2/11/2016	• Web.com Group, Inc.	• Yodle, Inc.
• 11/2/2015	• Endurance International Group Holdings, Inc.	• Constant Contact, Inc.
• 7/16/2015	• Permira	• eBay Enterprise
• 5/12/2015	• Verizon Communications Inc.	• AOL Inc.
• 9/11/2014	• Alliance Data Systems Corporation	• Conversant, Inc.
• 7/19/2013	• Cinven Limited	• Host Europe Group
• 11/4/2011	• Warburg Pincus LLC/Goldman Sachs Capital Partners	• Endurance International Group Holdings, Inc. (81.3% Stake)
• 8/3/2011	• Web.com Group, Inc.	• Network Solutions
• 7/1/2011	• KKR & Co. L.P./Silver Lake Partners/Technology Crossover Ventures	• GoDaddy Inc

        BofA Merrill Lynch reviewed transaction values, based on the consideration payable in the selected transaction, as a multiple of the target company's last twelve months' EBITDA. The observed multiples ranged from 5.9x to 16.4x (with an average (excluding Web.com/Yodle) of 11.0x and a median (excluding Web.com/Yodle) of 11.1x). BofA Merrill Lynch then applied last twelve months' EBITDA multiples of 9.0x to 12.0x, derived from the selected transactions and based on BofA Merrill Lynch's professional judgment and experience, to the Company's last twelve months' EBITDA, adjusted to exclude stock-based compensation expense and one-time, non-recurring items. Estimated financial data of the selected transactions were based on publicly available information. Estimated financial data of the Company were based on the Company management forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the then-applicable $25.00 per share merger consideration (rounded to the nearest $0.05 per share):

Implied Per Share Equity Value Reference Range for the Company	Original Agreement Merger Consideration	Merger Agreement Merger Consideration*
$20.75 - $31.05	$25.00	$28.00	*

*
The Merger Consideration in the Merger Agreement was not presented to the Company Boarrd by BofA Merrill Lynch on June 20, 2018 and is included for reference purposes only.

        No company, business or transaction used in this analysis is identical or directly comparable to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company and the Merger were compared.

        Discounted Cash Flow Analysis.    BofA Merrill Lynch performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows (which unlevered free cash flows were calculated based on the tax-effected adjusted earnings before interest, taxes and amortization plus depreciation less capital expenditures, other cash flow and change in net working capital, in each case as set forth in the Company Forecasts (see, as defined in "The Merger—Certain Company Forecasts") and the filings made by the Company with the SEC) that the Company was forecasted to generate from the second fiscal quarter of 2018 through fiscal year 2022, together with the estimated cash flow benefit that the Company was forecasted to realize from certain NOLs from the second fiscal quarter of 2018 through fiscal year 2023, in each case based as set forth in the Company Forecasts (see, as defined in "The Merger—Certain Company Forecasts") and the filings made by the Company with the SEC). BofA Merrill Lynch calculated implied terminal values for the Company based on perpetuity growth rates ranging from 2.5% to 3.0%, which range was selected based on BofA Merrill Lynch's professional judgment and experience. The cash flows and terminal values were then discounted to present value as of March 31, 2018, which present values ranged from approximately $495 million to $514 million in the case of cash flows, and approximately $1.187 billion to $1.736 billion in the case of terminal values, in each case using discount rates ranging from 9.25% to 11.00%, which were based on an estimate of the Company's weighted average cost of capital derived using the capital asset pricing model. These estimates assumed fully diluted shares calculated based on 49.779 million basic shares outstanding, 0.611 million shares of restricted and performance stock units and 5.245 million outstanding options with a weighted average exercise price of $17.58 per share, converted using the Treasury Stock Method), and net debt of $632 million ($17 million of cash and cash equivalents and $649 million of debt). This analysis indicated the following approximate implied per share equity value reference range for the Company as compared to the then - applicable merger consideration (rounded to the nearest $0.05 per share):

Implied Per Share Equity Value Reference Range for the Company	Original Agreement Merger Consideration	Merger Agreement Merger Consideration*
$21.70 - $32.05	$25.00	$28.00	*

*
The Merger Consideration in the Merger Agreement was not presented to the Company Board by BofA Merrill Lynch on June 20, 2018 and is included for reference purposes only.

Other Factors

        BofA Merrill Lynch also noted certain additional factors that were not considered part of BofA Merrill Lynch's material financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:

  •
  historical trading prices of the Company Common Stock during the 52-week period ended the Starboard 13-D Date, which ranged between $17.35 and $25.95 per share;

  •
  publicly available research analysts' price targets for the Company Common Stock, which generally indicated low to high price targets for the Company Common Stock of approximately $18.00 to $28.00 per share, with one analyst setting a target price of $32.00 based on such analyst's view of the potential ability to improve operations or sell the business; and

  •
  an illustrative analysis of the implied present value of the future value per share of the Company Common Stock as of March 31, 2018 for fiscal year 2022, applying enterprise value / NTM adjusted EBITDA multiples ranging from 8.0x to 10.0x to the Company's estimated adjusted EBITDA for fiscal year 2022 derived from the Company management forecasts, discounted at the illustrative cost of equity of 13.0%, noting, as reference points, that such price targets ranged between $23.45 and $28.55 per share.

Miscellaneous

        As noted above, the discussion set forth above in the section titled "Company Financial Analyses" is a summary of the material financial analyses presented by BofA Merrill Lynch to the Company Board in connection with its opinion and is not a comprehensive description of all analyses undertaken or factors considered by BofA Merrill Lynch in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Merrill Lynch believes that its analyses summarized above must be considered as a whole. BofA Merrill Lynch further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Merrill Lynch's analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, BofA Merrill Lynch considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The estimates of the future performance of the Company in or underlying BofA Merrill Lynch's analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Merrill Lynch's analyses. These analyses were prepared solely as part of BofA Merrill Lynch's analysis of the fairness, from a financial point of view, to the holders of the Company Common Stock of the then—applicable merger consideration to be received by such holders and were provided to the Company Board in connection with the delivery of BofA Merrill Lynch's opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Merrill Lynch's view of the actual values of the Company.

        The type and amount of consideration payable in the Merger was determined through negotiations between the Company and Parent, rather than by any financial advisor, and was approved by the Company Board. The decisions to enter into the Original Agreement and the Merger Agreement were solely that of the Company Board. As described above, BofA Merrill Lynch's opinion and analyses were only one of many factors considered by the Company Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Company Board or management with respect to the Merger or the $25.00 per share merger consideration as of June 20, 2018.

        BofA Merrill Lynch received a fee from the Company of $1.5 million for the delivery of its opinion. The Company has agreed to pay BofA Merrill Lynch a transaction fee of approximately $17.04 million, against which the opinion fee will be credited, upon the consummation of the Merger. The Company also has agreed to reimburse BofA Merrill Lynch for its expenses incurred in connection with BofA Merrill Lynch's engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

        BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, certain of its affiliates, Siris and certain of Siris' affiliates and portfolio companies.

        BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as financial advisor to the Company in connection with an acquisition transaction, (ii) having acted or acting as a bookrunner and arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of the Company and/or certain of its affiliates (including acquisition financing), (iii) having provided or providing certain managed investments services and products to the Company and/or certain of its affiliates and (iv) having provided or providing certain treasury management products and services to the Company and/or certain of its affiliates. In addition, BofA Merrill Lynch and/or certain of its affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with the Company and/or certain of its affiliates. From June 1, 2016 through May 31, 2018, BofA Merrill Lynch and its affiliates derived aggregate revenues from the Company and certain of its affiliates of approximately $3 million for investment and corporate banking services.

        In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Siris and certain of its affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a bookrunner for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Siris and/or certain of its affiliates and portfolio companies, (ii) having provided or providing certain managed investments services and products to Siris and/or certain of its affiliates and portfolio companies, (iii) having provided or providing certain derivatives, foreign exchange and other trading services to Siris and/or certain of its affiliates and portfolio companies and (iv) having provided or providing certain treasury management products and services to Siris and/or certain of its affiliates and portfolio companies. In addition, BofA Merrill Lynch and/or certain of its affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Siris and/or certain of its affiliates and portfolio companies. From June 1, 2016 through May 31, 2018, BofA Merrill Lynch and its affiliates derived aggregate revenues from Siris and certain of its affiliates and portfolio companies of approximately $9 million for investment and corporate banking services.

Opinion of J. P. Morgan

        Pursuant to an engagement letter dated June 19, 2018, the Company retained J.P. Morgan as its financial advisor in connection with the proposed Merger.

        At the meeting of the Company Board on June 20, 2018, J.P. Morgan rendered its oral opinion to the Company Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration contemplated by the Original Agreement to be paid to the holders of shares of the Company Common Stock in the proposed Merger was fair, from a financial point of view, to such stockholders. J.P. Morgan has confirmed its June 20, 2018 oral opinion by delivering its written opinion to the Company Board, dated June 20, 2018 that, as of such date, the consideration contemplated by the Original Agreement to be paid to the holders of shares of the Company Common Stock in the Merger was fair, from a financial point of view, to such stockholders.

        The full text of the written opinion of J.P. Morgan dated as of June 20, 2018, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company's stockholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion was addressed to the Company Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration contemplated by the Original Agreement to be paid to the holders of the Company Common Stock in the Merger and did not address any other aspect of the Merger. In addition, J. P. Morgan expressed no opinion as to the fairness of the Merger Consideration of $28.00 per share of the Company Common Stock contemplated by the Merger Agreement. J.P. Morgan expressed no opinion as to the fairness of the consideration contemplated by the Original Agreement to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the proposed Merger. The issuance of J.P. Morgan's opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed Merger or any other matter.

        In arriving at its opinion, J.P. Morgan, among other things:

  •
  reviewed the Original Agreement;

  •
  reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

  •
  compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

  •
  compared the financial and operating performance of the Company with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and

  •
  performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

        In addition, J.P. Morgan held discussions with certain members of the management of the Company with respect to certain aspects of the Merger, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

        In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with the Company, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of the Company or Parent under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the Merger and the other transactions contemplated by the Original Agreement will be consummated as described in the Original Agreement. J.P. Morgan also assumed that the representations and warranties made by the Company, Parent and Merger Sub in the Original Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the Merger.

        J.P. Morgan's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan's opinion noted that subsequent developments may affect J.P. Morgan's opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan's opinion is limited to the fairness, from a financial point of view, of the consideration contemplated by the Original Agreement to be paid to the holders of shares of the Company Common Stock in the proposed Merger, and J.P. Morgan has expressed no opinion as to the fairness of any consideration to be paid in connection with the Merger to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Merger, or any class of such persons relative to the consideration contemplated by the Original Agreement to be paid to the holders of shares of the Company Common Stock in the Merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which the Company Common Stock will trade at any future time.

        The terms of the Original Agreement and the Merger Agreement were determined through arm's length negotiations between the Company and Parent, and the decisions to enter into the Original Agreement and the Merger Agreement were solely that of the Company Board. J.P. Morgan's opinion and financial analyses were only one of the many factors considered by the Company Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Company Board or management with respect to the proposed Merger or the consideration.

        In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the Company Board on June 20, 2018 and contained in the presentation delivered to the Company Board on such date in connection with the rendering of such opinion and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan's analyses.

Public Trading Multiples

        Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be analogous to the Company. The companies selected by J.P. Morgan were:

  •
  Endurance International Group

  •
  GoDaddy Inc.

  •
  United Internet AG

  •
  Wix.com Ltd.

        J.P. Morgan calculated and compared various financial multiples and ratios based on public filings with the SEC, equity analyst research reports, FactSet market prices and other publicly available information as of June 19, 2018 for each of the selected companies listed above and as of June 8, 2018 for the Company, the last trading day prior to the filing by Starboard Value LP of a Schedule 13D reporting a 9.4% ownership interest in the Company Common Stock, and in all instances multiples were based on the closing share prices on June 19, 2018 for each of the selected companies listed above and on June 8, 2018 for the Company.

        Using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of such company's firm value to the equity research analyst consensus estimate for such company's Adjusted EBITDA (defined as earnings before interest, taxes, depreciation and amortization, excluding stock-based compensation), for the fiscal year ended December 31, 2018 (the "FV/2018E Adjusted EBITDA") and the ratio of such company's firm value to the equity research analyst consensus estimate for the company's estimated Adjusted EBITDA for the fiscal year ended December 31, 2019 (the "FV/2019E Adjusted EBITDA"). In addition, with respect to the Company, J.P. Morgan also calculated and compared the FV/2018E Adjusted EBITDA and FV/2019E Adjusted EBITDA based on equity research analyst consensus estimates for the Company. The following table represents the results of this analysis for each of the selected companies:

	FV/2018E Adjusted EBITDA(1)	FV/2019E Adjusted EBITDA(1)
Endurance International Group	10.4x	9.8x
GoDaddy Inc.	28.4x	23.2x
United Internet AG	10.6x	9.8x
Wix.com Ltd.	NM	NM
Overall mean	16.5x	14.2x
Web.com Group	9.3x	9.0x

(1)
Multiples greater than 30.0x noted as "NM."

        Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range of 9.0x - 10.5x for FV/2018E Adjusted EBITDA and a multiple reference range of 8.5x - 10.0x for FV/2019E Adjusted EBITDA.

        After applying these ranges to the Company's estimated Adjusted EBITDA for the fiscal years ended December 31, 2018 and December 31, 2019 based on the Company projections (as defined in the section titled "The Merger—Certain Company Forecasts" beginning on page 49), the analysis indicated the following ranges of implied equity value per share for the Company Common Stock, rounded to the nearest $0.25:

	Implied Equity Value Per Share
	Low	High
FV/2018E Adjusted EBITDA	$22.00	$27.25
FV/2019E Adjusted EBITDA	$23.25	$29.00

        The ranges of implied equity value per share were compared to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018, and (b) the then - proposed cash consideration of $25.00 per share of the Company Common Stock.

        In addition, using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of such company's firm value to the equity research analyst consensus estimate for such company's unlevered free cash flow ("uFCF") for the fiscal year ended December 31, 2018 (the "FV/2018E uFCF") and the ratio of such company's firm value to the equity research analyst consensus estimate for such company's uFCF for the fiscal year ended December 31, 2019 (the "FV/2019E uFCF"). uFCF is defined as Adjusted EBITDA (before stock based compensation) less capital expenditures. In addition, with respect to the Company, J.P. Morgan also calculated and compared the FV/2018E uFCF and FV/2019E uFCF based on equity research analyst consensus estimates for the Company. The following table represents the results of this analysis:

	FV/2018E uFCF(1)	FV/2019E uFCF(1)
Endurance International Group	12.4x	11.6x
GoDaddy Inc.	NM	27.0x
United Internet AG	13.1x	12.9x
Wix.com Ltd.	NM	NM
Overall mean	12.7x	17.2x
Web.com Group	10.4x	10.0x

(1)
Multiples greater than 30.0x noted as "NM."

        Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range of 10.0x - 12.5x for FV/2018E uFCF and a multiple reference range of 10.0x - 12.0x for FV/2019E uFCF.

        After applying these ranges to the Company's estimated uFCF for the fiscal years ended December 31, 2018 and December 31, 2019, based on the Company projections (as defined in the section titled "The Merger—Certain Company Forecasts" beginning on page 49), the analysis indicated the following ranges of implied equity value per share ranges for the Company Common Stock, rounded to the nearest $0.25:

	Implied Equity Value Per Share
	Low	High
FV/2018E uFCF	$22.50	$30.50
FV/2019E uFCF	$25.50	$32.50

        The ranges of implied equity value per share were compared to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018 and (b) the then - proposed cash consideration of $25.00 per share of the Company Common Stock.

        Finally, using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of such company's equity value to the equity research analyst consensus estimate for such company's levered free cash flow ("LFCF") for the fiscal year ended December 31, 2018 (the "EV/2018E LFCF") and the ratio of such company's equity value as of June 19, 2018 to the equity research analyst consensus estimate for such company's LFCF for the fiscal year ended December 31, 2019 (the "EV/2019E LFCF"). LFCF is defined as cash flow from operating activities, less capital expenditures. Equity value is defined as the product of a company's share price and the fully diluted number of outstanding shares of such company. In addition, with respect to the Company, J.P. Morgan also calculated and compared the

EV/2018E LFCF and EV/2019E LFCF based on the Company's equity value and equity research analyst consensus estimates for the Company. The following table represents the results of this analysis:

	EV/2018E LFCF(1)	EV/2019E LFCF(1)
Endurance International Group	10.8x	9.0x
GoDaddy Inc.	23.5x	20.8x
United Internet AG	19.8x	17.4x
Wix.com Ltd.	NM	NM
Overall mean	18.0x	15.7x
Web.com Group	8.9x	8.5x

(1)
Multiples greater than 30.0x noted as "NM."

        Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range of 8.5x - 15.5x for EV/2018E LFCF and a multiple reference range of 8.5x - 13.5x for EV/2019E LFCF.

        After applying these ranges to the Company's estimated LFCF for the fiscal years ended December 31, 2018 and December 31, 2019 based on the Company projections (as defined in the section titled "The Merger—Certain Company Forecasts" beginning on page 49), the analysis indicated the following ranges of implied equity value per share ranges for the Company Common Stock, rounded to the nearest $0.25:

	Implied Equity Value Per Share
	Low	High
EV/2018E LFCF	$21.00	$37.00
EV/2019E LFCF	$26.00	$40.50

        The ranges of implied equity value per share were compared to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018, and (b) the then - proposed cash consideration of $25.00 per share of the Company Common Stock.

Selected Transaction Analysis

        Using publicly available information, J.P. Morgan reviewed selected transactions involving businesses that, for purposes of J.P. Morgan's analysis and based on its experience and professional judgment, were considered similar to the Company's business. Specifically, J.P. Morgan reviewed the transactions set forth in the below table involving companies in the domain name registration and web hosting services industry.

        Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of the target company's firm value implied by the consideration paid in such transaction to the target company's Adjusted EBITDA for the twelve full calendar-month period ("LTM") immediately prior to announcement of the applicable transaction ("FV/LTM Adjusted EBITDA"). The following table represents the results of this analysis for each of the selected transactions:

Target	Acquiror	Month/Year Announced	FV/LTM Adjusted EBITDA(1)
Strato	United Internet	December 2016	12.4x
HEG	GoDaddy	December 2016	12.9x
1&1 Hosting	Warburg Pincus	November 2016	12.5x
Yodle	Web.com Group	February 2016	NM
Constant Contact	Endurance International Group	November 2015	13.3x
Endurance Group	Warburg Pincus and Goldman Sachs Capital Partners	November 2011	10.5x
Network Solutions	Web.com Group	August 2011	9.2x
Overall mean(2)			11.8x
Overall median(2)			12.5x

(1)
Multiples exceeding 30.0x noted as "NM."

(2)
Excludes FV/LTM Adjusted EBITDA for Web.com Group's acquisition of Yodle.

        Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range of 10.0x - 13.0x for FV/LTM Adjusted EBITDA and applied it to the Company's Adjusted EBITDA for the twelve months ended March 31, 2018. This analysis indicated a range of implied equity values per share of the Company Common Stock, rounded to the nearest $0.25, of $24.25 - $34.50, which was compared to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018 and (b) the then - proposed cash consideration of $25.00 per share of the Company Common Stock.

Discounted Cash Flow Analysis.

        J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for the Company Common Stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their "present value." The "unlevered free cash flows," for purposes of the discounted cash flow analysis, refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs. "Present value" refers to the current value of the future cash flows generated by the asset, and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the cost of capital and other appropriate factors. "Terminal value" refers to the present value of all future cash flows generated by the asset for periods beyond the projections period.

        J.P. Morgan calculated the present value of the future standalone unlevered, after-tax free cash flows that the Company was forecasted to generate from the second fiscal quarter of 2018 through fiscal year 2022 based upon the Company projections. J.P. Morgan also calculated a range of terminal values for the Company at the end of the five-year period ended 2022 by applying a terminal growth rate ranging from 1.5% to 2.5% (which range was developed with, and reviewed and approved by, the management of the Company) to the unlevered free cash flows of the Company during the final year of the projections. The unlevered free cash flows and the range of terminal values were then discounted to present values as of March 31, 2018 using a range of discount rates from 8.75% to 10.75%. The discount rate range was selected by J.P. Morgan based on J.P. Morgan's analysis of the weighted average cost of capital for the Company derived using the capital asset pricing model. The present values were then adjusted to take into account the present value of certain of the Company's tax attributes as well as the Company's net debt of

$649 million ($10 million of cash and cash equivalents and $659 million of debt) as of March 31, 2018 to derive implied equity values for the Company. The implied equity values per share assumed fully diluted shares calculated based on 49.779 million basic shares outstanding, 0.611 million shares of restricted and performance stock units and 5.245 million outstanding options (with a weighted average exercise price of $17.58, converted using the Treasury Stock Method).

        Based on the foregoing, this analysis indicated a range of implied equity values per share of the Company Common Stock, rounded to the nearest $0.25, of $19.25 - $31.75, which was compared to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018 and (b) the then - proposed cash consideration of $25.00 per share of the Company Common Stock.

Other Information

        52-Week Historical Trading Range.    For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed the trading range for the Company Common Stock for the 52-week period ended June 8, 2018, which was $17.35 per share to $25.95 per share, and compared that range to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018, and (b) the proposed cash consideration of $25.00 per share of the Company Common Stock.

        Analyst Price Target.    For reference only and not as a component of its fairness analysis, J.P. Morgan reviewed certain publicly available equity research analyst price targets for the Company Common Stock available as of June 8, 2018, and noted that the range of such price targets was $18.00 per share to $28.00 per share, and compared that range to (a) the unaffected closing price per share of the Company Common Stock of $21.05 as of June 8, 2018 and (b) the proposed cash consideration of $25.00 per share of the Company Common Stock.

        Miscellaneous.    The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of the Company. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

        Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed was identical to the Merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of the Company. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan's analysis, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the Merger.

        As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise the Company with respect to the Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with the Company and the industries in which it operates.

        J.P. Morgan received a fee from the Company of $1.5 million for the delivery of its opinion. The Company has agreed to pay J.P. Morgan a transaction fee of approximately $11.85 million, against which the opinion fee will be credited, upon the consummation of the Merger. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan's engagement. During the two years preceding the date of J.P. Morgan's opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with the Company and Siris for which J.P. Morgan and such affiliates have received or may receive customary compensation. Such services during such period have included acting as lead arranger and bookrunner on the Company's facilities which closed in April 2018, joint lead arranger and joint bookrunner on the Company's facilities which closed in May 2017, and joint lead arranger and bookrunner on the credit facility of an affiliate of Siris which closed in May 2018. In addition, J.P. Morgan's commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which J.P. Morgan receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates held, on a proprietary basis, less than 2% of the outstanding Company Common Stock. During the two year period preceding delivery of its opinion, the aggregate fees received by J.P. Morgan from the Company were approximately $960,000 and from Siris, including fees received after the issuance of J.P. Morgan's opinion, were approximately $915,000. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

Certain Company Forecasts

        The Company's senior management prepares projections of the Company's expected financial performance as part of its ongoing management of the business. Other than guidance in connection with its regularly-scheduled earnings calls, as a matter of course, these projections are not publicly disclosed due to the inherent unpredictability of the underlying assumptions and estimates. However, the Company is including certain unaudited prospective financial information, which we refer to as the "Company Forecasts," in this proxy statement to provide stockholders access to a summary of certain nonpublic unaudited prospective financial information that was made available to the Company Board in connection with its consideration of the Merger, and was also provided by the Company's senior management to BofA Merrill Lynch and J.P. Morgan in connection with the rendering of their respective opinions to the Company Board and performing their related financial analyses.

        At the direction of the Company Board, each of BofA Merrill Lynch and J.P. Morgan used and relied upon the Company Forecasts in connection with performing its respective financial analyses and for purposes of rendering its respective opinion, as summarized in the sections of this proxy statement titled "The Merger—Opinions of Web.com's Financial Advisors—Opinion of BofA Merrill Lynch" and "The Merger—Opinions of Web.com's Financial Advisors—Opinion of J.P. Morgan Securities LLC" of this proxy statement. The Company Forecasts were not prepared with a view toward public disclosure and reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and frequent revisions based on actual results and business developments.

        The Company's internal financial forecasts, like the Company Forecasts, and the assumptions upon which the Company Forecasts were based, are subjective in many respects and thus subject to interpretation. Although presented with numerical specificity, the Company Forecasts are forward-looking statements and are based upon a variety of estimates and numerous assumptions made by the Company's senior management with respect to, among other matters, industry performance, general business, economic, market and financial conditions and other matters, including the factors described under the section titled "Cautionary Statement Regarding Forward-Looking Statements" of this proxy statement and other risk factors described in the Company's filings with the SEC, many of which are difficult to predict, are inherently uncertain, are beyond the Company's control, are subject to significant economic and competitive uncertainties and may not reflect current prospects for the Company's business, changes in general business, economic, market and financial conditions and other matters, transactions or events that have occurred or that may occur and that were not anticipated when the Company Forecasts were prepared. In addition, since the Company Forecasts cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, there can be no assurance that the estimates and assumptions made in preparing the Company Forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. In addition, the Company Forecasts do not take into account the Merger or any of the transactions contemplated by the Merger Agreement, including the Merger, that might also cause actual results to differ materially. The Company's stockholders are urged to review the Company's filings with the SEC for a description of the Company's actual reported results of operations and financial condition.

        The Company Forecasts are not intended to comply with, and include financial metrics that were not prepared in accordance with, GAAP, the published guidelines of the SEC regarding financial projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled measures used by other companies. Neither Ernst & Young, LLP, the Company's independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the Company Forecasts, and, accordingly, neither Ernst & Young, LLP nor any other public accounting firm expresses an opinion or any other form of assurance with respect to the Company Forecasts. Reports by Ernst & Young, LLP incorporated by reference into this proxy statement relate solely to the Company's historical financial information. They do not extend to the prospective financial information and should not be read to do so.

        Relative to each of the non-GAAP measures Web.com presents:

  Non-GAAP Revenue.    Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because management believes that excluding such measures helps management and investors better understand the Company's revenue trends.

  Adjusted EBITDA.    Web.com excludes from adjusted EBITDA depreciation and amortization expense, loss on sale of assets, asset impairment, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

  Free Cash Flow.    Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The Company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

        No one has made or makes any representation regarding the information included in the Company Forecasts. Stockholders and other readers of this proxy statement are cautioned not to rely unduly, if at all, on the Company Forecasts. Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or effects, may have changed since the date the Company Forecasts were prepared. The Company has not updated or otherwise revised, and does not intend to update or otherwise revise, the Company Forecasts to reflect circumstances existing after the date when prepared or to reflect the occurrence or non-occurrence of events after the date when prepared, even if any or all of the assumptions on which the Company Forecasts were based are shown to be inaccurate. Subject to the foregoing qualifications, set forth below is a summary of the Company Forecasts.

Company Forecasts

	For the Fiscal Year Ended December 31,
	2018E	2019E	2020E	2021E	2022E
	($ in thousands)
Retail	$486,745	$484,688	$480,548	$476,343	$472,229
Premium Services	184,690	212,401	234,861	259,415	286,213
Web Brand Networks	84,253	99,227	113,788	130,245	148,989

GAAP Revenue	$755,688	$796,316	$829,197	$866,002	$907,431

Non GAAP Revenue	$759,288	$798,181	$830,413	$866,568	$907,762
Adjusted EBITDA	$196,593	$216,001	$228,688	$242,744	$254,334

Free Cash Flow	$127,246	$160,189	$160,060	$167,046	$168,535

Reconciliation of GAAP to Non GAAP Results

	For the Fiscal Year Ended December 31,
	2018E	2019E	2020E	2021E	2022E
	($ in thousands)
Reconciliation of GAAP Revenue to non-GAAP revenue
GAAP Revenue	$755,688	$796,316	$829,197	$866,002	$907,431
Fair Value Adjustment to deferred revenue	3,600	1,865	1,216	566	332

Non-GAAP Revenue	$759,288	$798,181	$830,413	$866,568	$907,762

Reconciliation of GAAP net income to adjusted EBITDA
GAAP net income	$48,620	$79,820	$98,104	$111,025	$126,479
Depreciation and amortization	65,386	61,196	55,841	55,317	46,793
Loss on sale of assets	—	—	—	—	—
Asset impairment	93	—	—	—	—
Stock based compensation	21,083	20,964	21,561	22,352	23,412
Restructuring charges	5,178	—	—	—	—
Corporate development	230	—	—	—	—
Fair value adjustment to deferred revenue	3,600	1,865	1,216	566	332
Fair value adjustment to deferred expense	87	50	29	17	10
Interest expense, net	31,929	25,868	19,237	16,458	15,150
Income tax (benefit) expense	20,387	26,238	32,701	37,008	42,160

Adjusted EBITDA	$196,593	$216,001	$228,688	$242,744	$254,334

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$144,424	$180,244	$180,790	$188,696	$191,221
Capital expenditures	(17,178)	(20,054)	(20,730)	(21,650)	(22,686)

Free cash flow	$127,246	$160,189	$160,060	$167,046	$168,535

Net cash used in investing activities	$(17,196)	$(20,054)	$(20,730)	$(21,650)	$(22,686)
Net cash used in financing activities	$(132,748)	$(155,000)	$(52,561)	$(20,976)	$(20,600)

Note: Numbers may not add due to rounding.

Vote Required and Recommendation of the Company Board

        On August 5, 2018, the Company Board duly approved the Merger Agreement, the Merger and the other transactions contemplated thereby, determined that it was advisable and in the best interests of Web.com and its stockholders that Web.com enter into the Merger Agreement and consummate the Merger on the terms and subject to the conditions set forth in the Merger Agreement, directed that the Merger Agreement be submitted to a vote for adoption at the Special Meeting, and recommended that our stockholders adopt the Merger Agreement and thereby approve the Merger.

        Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock at the close of business on the record date. Abstentions and broker non-votes, if any, will have the same effect as "against" votes with respect to the Merger Proposal.

The Company Board unanimously recommends that the Web.com stockholders vote "FOR" the Merger Proposal.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of the Company Board in favor of the Merger, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of stockholders generally. The Company Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Merger. Stockholders should take these benefits into account in deciding whether to vote for adoption of the Merger Agreement and thereby approve the Merger.

Outstanding Shares Held by Executive Officers and Directors

        Each share of the Company Common Stock outstanding immediately prior to the Effective Time (other than Dissenting Shares and shares held by the Company, Parent, Merger Sub, or any direct or indirect wholly-owned subsidiary of either the Company or Parent) will be canceled and retired and shall cease to exist and shall thereafter represent only the right to receive from Parent the Merger Consideration per share of $28.00 in cash, without interest, less any applicable withholding taxes.

        Directors and executive officers will receive the same cash consideration for any shares of Web.com stock on the same terms and conditions as the other stockholders of Web.com. As of August 30, 2018, the executive officers and directors of Web.com beneficially owned, in the aggregate, 1,568,169 shares of the Company Common Stock outstanding. This number excludes (i) shares of the Company Common Stock that are restricted stock (as defined below), and (ii) shares of the Company Common Stock issuable upon the exercise of Web.com stock options and the vesting of Web.com restricted stock units.

        The following table sets forth (i) the number of shares of the Company Common Stock beneficially owned and outstanding as of August 30, 2018, by each of our executive officers and directors and (ii) the aggregate Merger Consideration that would be payable for such shares. This table excludes shares of restricted stock, and shares issuable pursuant to stock options and restricted stock units, which are discussed under "Conversion of Web.com Equity Awards to Merger Consideration" below.

Name	Number of Outstanding Shares Beneficially Owned(1)	Merger Consideration for Outstanding Shares Beneficially Owned(1)
Executive Officers
David L. Brown*	1,147,646	$32,134,088
Kevin M. Carney	74,703	2,091,684
Roseann Duran	36,939	1,034,292
Jennifer Lada	703	19,684
Directors
Timothy P. Cost	34,037	953,036
Hugh M. Durden	56,272	1,575,616
Philip J. Facchina	82,249	2,302,972
John Giuliani	15,000	420,000
Timothy I. Maudlin	56,583	1,584,324
Robert S. McCoy, Jr.	64,037	1,793,036
Deborah H. Quazzo	0	0
All of our current directors and executive officers as a group (11 persons)	1,568,169	$43,908,732

*
Mr. Brown is also a director.

(1)
Excludes outstanding shares of restricted stock, as well as stock options and restricted stock units, which are reported below.

Conversion of Web.com Equity Awards to Merger Consideration

        As described above:

  •
  Stock Options.  As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, each outstanding option to purchase shares of the Company Common Stock granted under our equity incentive plans that is not exercised before the Effective Time ("Stock Options"), will be fully vested (to the extent not already vested) and exercisable and to the extent not exercised prior to the Effective Time, will be canceled with the former holder of each Stock Option becoming entitled to receive an amount in cash (without interest and less any applicable taxes required to be withheld with respect to such payment) equal to the product of (A) the excess of the Merger Consideration, if any, over the exercise price per share of each Stock Option multiplied by (B) the number of shares of the Company Common Stock underlying such Stock Option held by such holder immediately prior to the Effective Time. If the exercise price per share of any such Stock Option is equal to or greater than the Merger Consideration, then such Stock Option will be canceled and terminated without any cash payment being made.

  •
  Restricted Stock.  As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, each share of restricted stock granted under our equity incentive plans ("restricted stock") subject to time-based vesting restrictions will be fully vested and nonforfeitable and will be converted into the right to receive an amount in cash (without interest and less any applicable taxes required to be withheld with respect to such payment) equal to the product of (A) the Merger Consideration multiplied by (B) the number of shares of restricted stock subject to time-based vesting held by such holder immediately prior to the Effective Time. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, each share of restricted stock subject to performance-based vesting restrictions will become fully vested and nonforfeitable based upon an assumed achievement of 100% of the target level of performance in each performance year remaining, and such shares will be converted into the right to receive an amount in cash (without interest and less any applicable taxes required to be withheld with respect to such payment) equal to the product of (A) the Merger Consideration multiplied by (B) the number of shares of restricted stock subject to performance-based vesting restrictions held by such holder immediately prior to the Effective Time.

  •
  Restricted Stock Units.  As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all outstanding restricted stock units granted under our equity incentive plans subject to time-based vesting restrictions will fully vest and any such outstanding restricted stock units of Web.com will be canceled at the Effective Time, and, generally, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), the holder will be entitled to receive an amount in cash (without interest and less any applicable taxes required to be withheld with respect to such payment) equal to the product of (A) the Merger Consideration multiplied by (B) the number of shares of the Company Common Stock subject to such restricted stock units held by such holder immediately prior to the Effective Time. As of immediately prior to the effective of the Merger, and conditioned upon the occurrence of the Effective Time, all unvested restricted stock units granted under our equity incentive plans subject to performance-based vesting restrictions will become fully vested based upon an assumed achievement of 100% of the target level of performance in each performance year remaining. Each such performance-based restricted stock unit will be canceled at the Effective Time and, generally, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), and the holder will become entitled to receive an amount in cash (without interest and less any applicable taxes required to be withheld with respect to such payment) equal to the product of (A) the Merger Consideration multiplied by (B) the number of shares of the Company Common Stock subject to such restricted stock units held by such holder immediately prior to the Effective Time.

        The tables below sets forth, for each of our executive officers and directors holding Company stock options that have an exercise price less than $28.00 per share, restricted stock or restricted stock units as of August 30, 2018, (i) the aggregate number of shares subject to such stock options, restricted stock and restricted stock units (whether subject to performance-based or time-based vesting), (ii) the weighted average exercise price of such stock options, (iii) the value of such stock options, restricted stock and restricted stock units on a pre-tax basis, calculated by (a) in the case of stock options, multiplying the excess of the $28.00 over the respective per share exercise prices of the applicable stock option by the number of shares subject to such stock options and (b) in the case of restricted stock and restricted stock units, multiplying $28.00, the Merger Consideration, by the number of shares subject to such restricted stock and restricted stock units.

Stock Options

	Vested Options			Unvested Options
Name	Number of Shares Underlying Vested Options	Weighted Average Exercise Price Per Share	Spread Value of Vested Options	Number of Shares Underlying Unvested Options	Weighted- Average Exercise Price Per Share	Spread Value of Unvested Options	Total Option Spread Value
Executive Officers
David L. Brown	632,448	$11.75	$10,279,344	-0-	-0-	-0-	$10,279,344
Kevin M. Carney	150,612	$13.88	2,126,984	-0-	-0-	-0-	2,126,984
Roseann Duran	57,905	$14.17	800,667	-0-	-0-	-0-	800,667
Jennifer Lada	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Directors
Timothy P. Cost	25,000	$17.87	253,250	-0-	-0-	-0-	253,250
Hugh M. Durden	40,157	$8.60	779,015	-0-	-0-	-0-	779,015
Philip J. Facchina	66,000	$13.17	978,693	-0-	-0-	-0-	978,693
John Giuliani	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Timothy I. Maudlin	92,750	$12.15	1,470,256	-0-	-0-	-0-	1,470,256
Robert S. McCoy, Jr.	62,750	$13.08	935,996	-0-	-0-	-0-	935,996
Deborah H. Quazzo	66,000	$13.72	942,193	-0-	-0-	-0-	942,193
All of our current directors and executive officers as a group (11 persons)	1,193,622		$18,566,398	-0-	-0-	-0-	$18,566,398

 Restricted Stock and Restricted Stock Units

Name	Number of Shares of the Company Common Stock Subject to Restricted Stock/ Restricted Stock Units Held (#)	Value of Shares of the Company Common Stock Subject to Restricted Stock/ Restricted Stock Units Held ($)
Executive Officers
David L. Brown	450,001	$12,600,028
Kevin M. Carney	32,500	910,000
Roseann Duran	66,875	1,872,500
Jennifer Lada	58,000	1,624,000
Directors
Timothy P. Cost	9,726	$272,328
Hugh M. Durden	39,726	1,112,328
Philip J. Facchina	9,726	272,328
John Giuliani	9,726	272,328
Timothy I. Maudlin	41,781	1,169,868
Robert S. McCoy, Jr.	39,726	1,112,328
Deborah H. Quazzo	9,726	272,328
All of our current directors and executive officers as a group (11) persons)	767,513	$21,490,364

        Since July 7, 2018 (the period commencing 60 days prior to the filing of this proxy statement), except for 41,727 shares sold by Mr. Giuliani, 13,704 shares gifted to non-profit entities as well as 14,033 shares sold by Ms. Quazzo, and 12,000 shares gifted by Ms. Duran to non-profit entities, none of our current executive officers or directors have sold shares of the Company Common Stock received upon exercise of Web.com stock options or vesting of Web.com restricted stock units. Our executive officers and directors may exercise their stock options prior to the Merger to the extent such stock options are vested in accordance with their terms.

Employment Agreements and Severance Plan

        As described in more detail below, each of the executive officers is eligible to receive certain payments and benefits either under the terms of an employment agreement (in the case of Mr. Brown and Mr. Carney) or under the terms of the Company's Executive Severance Benefit Plan, as amended and restated effective as of March 7, 2011 (the "Severance Plan"), in the case of Ms. Duran and Ms. Lada. The Merger will constitute a "change of control" for purposes of each of these arrangements.

David Brown

        Upon a change of control, Mr. Brown is entitled to receive the following benefits, subject to Mr. Brown's execution of an effective release of claims in favor of the Company (which release will contain a confidentiality covenant, and a covenant not to, for two years following termination of employment, compete with the Company or solicit employees or customers of the Company): (a) a lump sum payment in an amount equal to eighteen (18) months of Mr. Brown's current base salary plus 150% of the greater of his target bonus for the year in which the transaction occurs or the prior year's target bonus actually earned by Mr. Brown, subject to withholdings and deductions, and (b) full vesting of his equity awards. Pursuant to his employment agreement, Mr. Brown is entitled to receive a gross-up payment with respect to excise taxes owed due to the application of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code") in connection with such chance of control payments, up to a maximum of $1,000,000, but it is not anticipated that such a payment will be made in connection with the Merger, because the value of his benefits and payments do not exceed the relevant limits in the Code that would trigger a gross-up payment. Aside from the obligation to pay such benefits, his employment agreement otherwise terminates automatically upon a change of control and no severance would be owed in connection with a subsequent termination.

Kevin Carney

        Pursuant to the terms of Mr. Carney's employment agreement, if Mr. Carney is terminated without cause or resigns for good reason (each as defined in his amended and restated employment agreement), he will be entitled to the following, subject to his execution of an effective release of claims in favor of the Company (which release will contain a confidentiality covenant, and a covenant not to, for two years following termination of employment, compete with the Company or solicit employees or customers of the Company): (a) a lump sum severance payment equal to 12 months of Mr. Carney's then-current base salary plus 100% of the greater of (i) his target bonus for the year in which the transaction occurs or (ii) the prior year's target bonus actually earned by Mr. Carney, subject to withholdings and deductions; and (b) if Mr. Carney timely elects COBRA health insurance coverage, reimbursement by the Company of Mr. Carney's COBRA premiums for up to 12 months following the date his employment terminates. The treatment of Mr. Carney's equity awards will be as set forth above in "Conversion of Web.com Equity Awards to Merger Consideration."

Roseann Duran and Jennifer Lada

        Ms. Duran and Ms. Lada participate in the Severance Plan of the Company, the terms of which are described below.

Executive Severance Benefit Plan

        The Severance Plan covers certain officers (other than Messrs. Brown and Carney), and other key employees as designated by the Company Board. Pursuant to the terms of the Severance Plan, if the participant is terminated without cause or resigns for good reason (each as defined in the plan), and such termination constitutes a separation from service for purposes of Section 409A of the Code, he or she will be entitled to the following, subject to the execution of an effective release of claims in favor of the Company (which release will contain a confidentiality covenant, and a covenant not to, for two years following termination of employment, compete with the Company or solicit employees or customers of the Company): (a) a lump sum severance payment equal to six months of the participant's then-current base salary plus 50% of the greater of (i) the participant's target bonus for the year in which the transaction occurs or (ii) the prior year's target bonus actually earned by the participant, subject to withholdings and deductions; and (b) if the participant timely elects COBRA health insurance coverage, reimbursement by the Company of the participant's COBRA premiums for up to 6 months following the date the participant's employment terminates.

        The Severance Plan provides for certain equity vesting benefits upon such a termination (six months of vesting and an extended period of exercisability if the termination is prior to a change of control or more than 18 months after a change of control, and the greater of six months of vesting and vesting of 50% of the unvested awards if the termination occurs within 18 months following a change of control). However, the treatment of equity awards as set forth above in "Conversion of Web.com Equity Awards to Merger Consideration" (that is, full vesting followed by cash payouts) will apply instead upon the Merger.

Potential for Future Arrangements

        The Company is permitted under the Merger Agreement to establish a cash incentive bonus program in an aggregate amount not to exceed $1.5 million, pursuant to which the Company may, in its sole discretion, award eligible Company employees, including executive officers, who continue to be employed by the Company as of the closing of the Merger, cash bonuses payable upon the closing; unless the Parent establishes, no later than ten (10) business days prior to the closing, a cash incentive bonus plan, reasonably acceptable to the Company, to be effective following the Closing, that provides for aggregate cash payments of at least $1.5 million to continuing Company employees, to be paid on or before the later of (a) 3 months after the closing and (b) when Company-wide annual bonuses for 2018 are customarily paid. At the present time, the Company has not established such a cash incentive bonus program.

        In connection with Ms. Lada, to the extent payments are made to her that are required or permitted to be paid to her pursuant to the Severance Plan in connection with the consummation of the Merger (including in connection with a qualifying termination of employment following the consummation of the Merger), including with respect to the equity awards that are held by her as of the date of the Merger Agreement, and such payments would result in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code to her, then the Company may, under the Merger Agreement, make a "gross-up" payment to her on account of such taxes; provided, however, that such gross-up payments may not exceed (x) $525,000 assuming that Ms. Lada is not subject to a qualifying termination, or (y) $635,000, assuming that Ms. Lada is subject to a qualifying termination. Subject to the foregoing assumptions, the Company currently estimates such excess parachute payments would be approximately (x) $992,986, plus excise taxes of approximately $198,597 assuming that Ms. Lada is not subject to a qualifying termination, or (y) $1,226,986, plus excise taxes of approximately $245,397, assuming that Ms. Lada is subject to a qualifying termination.

        To our knowledge, except for certain agreements described in this proxy statement between Web.com and its executive officers and directors, no other employment, equity contribution or other agreement, arrangement or understanding between any executive officer or director of Web.com, on the one hand, and Parent or its affiliates, on the other hand, existed as of the date of this proxy statement, and the Merger is not conditioned upon any executive officer or director of Web.com entering into any such agreement, arrangement or understanding.

        Although such arrangements have not, to our knowledge, been discussed as of the date of this proxy statement, it is possible that members of our current management team will enter into new employment or consulting arrangements with Parent or its affiliates. Any such arrangements with the existing management team are currently expected to be entered into after the completion of the Merger and will not become effective until after the Merger is completed, if at all. There can be no assurance that the applicable parties will reach an agreement on any terms, or at all.

Appraisal Rights

        If the Merger is completed, holders of the Company Common Stock will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law ("Section 262"), provided that they comply with the conditions established by Section 262.

        The discussion below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Annex D. Stockholders intending to exercise appraisal rights should carefully review Annex D. Failure to follow precisely any of the statutory procedures set forth in Annex D may result in a termination or waiver of these rights.

        A record holder of shares of the Company Common Stock who makes the demand described below with respect to such shares, who continuously is the record holder of such shares through the completion of the Merger, who otherwise complies with the statutory requirements of Section 262 and who neither votes in favor of the adoption of the Merger Agreement nor consents thereto in writing will be entitled to an appraisal by the Delaware Court of Chancery (the "Delaware Court") of the fair value of his or her shares of the Company Common Stock. All references in this summary of appraisal rights to a "stockholder" or "holders of shares of the Company Common Stock" are to the record holder or holders of shares of the Company Common Stock. Except as set forth herein, stockholders of Web.com will not be entitled to appraisal rights in connection with the Merger.

        Under Section 262, where a Merger is to be submitted for adoption at a meeting of stockholders, such as the Special Meeting, not less than 20 days prior to the meeting a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Section 262. This proxy statement shall constitute such notice to the record holders of the Company Common Stock.

        Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. Those conditions include the following:

  •
  Stockholders electing to exercise appraisal rights must not vote "for" the adoption of the Merger Agreement. Also, because a submitted proxy not marked "against" or "abstain" will be voted "for" the proposal to adopt the Merger Agreement, the submission of a proxy not marked "against" or "abstain" will result in the waiver of appraisal rights.

  •
  A written demand for appraisal of shares must be delivered to us before the taking of the vote on the Merger Agreement at the Special Meeting on October 10, 2018. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder thereby intends to demand appraisal of his or her Company Common Stock. The written demand for appraisal of shares is in addition to and separate from a vote against the adoption of the Merger Agreement or an abstention from such vote. Merely voting against the adoption of the Merger Agreement will not preserve your right of appraisal or constitute written demand for appraisal under Delaware law.

  •
  A demand for appraisal should be executed by or for the stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand should be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in the Company Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

  •
  A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to Web.com Group, Inc. at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258, Attention: Corporate Secretary.

        Within ten days after the completion of the Merger, the surviving corporation must provide notice of the completion of the Merger to all of our stockholders who have complied with Section 262 and have not voted for the adoption of the Merger Agreement.

        Within 120 days after the completion of the Merger, either the surviving corporation or any stockholder who has complied with the required conditions of Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of all dissenting stockholders. The surviving corporation has no obligation to file such an appraisal petition, no present intent to file such a petition and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition or that the surviving corporation will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of the Company Common Stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

        Within 120 days after the completion of the Merger, any stockholder who has satisfied the requirements of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of the Company Common Stock not voting in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal were received by Web.com or the surviving corporation and the number of holders of such shares. Such statement must be mailed within 10 days after the stockholders' request has been received by the surviving corporation or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the surviving corporation the statement described in this paragraph.

        If a petition for an appraisal is timely filed, at the hearing on such petition, the Delaware Court will determine which stockholders are entitled to appraisal rights. The Delaware Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such stockholder. Under Section 262, the Delaware Court shall also dismiss the proceedings as to all stockholders who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the Company Common Stock eligible for appraisal or (2) the value of the consideration provided in the Merger or consolidation for such total number of shares exceeds $1 million. Where proceedings are not dismissed, the Delaware Court will appraise the shares of the Company Common Stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. However, at any time before the entry of judgment in the proceedings, Web.com may pay to each stockholder entitled to appraisal an amount of cash, in which case interest will accrue after such entry of judgment only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court and (2) interest theretofore accrued, unless paid at that time. Web.com is under no obligation to make such voluntary cash payment prior to such entry of judgment.

        Although we believe that the $28.00 per share cash consideration payable in the Merger is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the Merger Agreement. Moreover, we do not anticipate that the surviving corporation will offer more than the $28.00 per share cash consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of Company Common Stock is less than the $28.00 per share Merger Consideration. In determining "fair value", the Delaware Court is required to take into account all relevant factors. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be exclusive of any element of value arising from the accomplishment or expectation of the Merger. The Delaware Supreme Court has stated that such exclusion is a narrow exclusion that does not encompass known elements of value, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. The Delaware Supreme Court has construed Section 262 to mean that elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.

        The cost of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable in the circumstances. However, costs do not include attorneys' and expert witness fees. Each dissenting stockholder is responsible for his or her attorneys' and expert witness expenses, although, upon application of a dissenting stockholder, the Delaware Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of stock entitled to appraisal.

        Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the completion of the Merger, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the completion of the Merger.

        At any time within 60 days after the completion of the Merger, any stockholder will have the right to withdraw his demand for appraisal and to accept the $28.00 per share cash consideration offered in the Merger Agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the Merger Agreement only with the consent of the surviving corporation. If no petition for appraisal is filed with the court within 120 days after the completion of the Merger, stockholders' rights to appraisal (if available) will cease. Inasmuch as the surviving corporation will have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. Any stockholder may withdraw such stockholder's demand for appraisal by delivering to the surviving corporation a written withdrawal of his or her demand for appraisal and acceptance of the Merger Consideration, except (i) that any such attempt to withdraw made more than 60 days after the completion of the Merger will require written approval of the surviving corporation and (ii) that no appraisal proceeding in the Delaware Court shall be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just; provided, however, that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger, as set forth in the relevant provisions of Section 262.

        Failure by any Web.com stockholder to comply fully with the procedures described above and set forth in Annex D to this proxy statement may result in termination of such stockholder's appraisal rights. In view of the complexity of exercising your appraisal rights under Delaware law, if you are considering exercising these rights you should consult with your legal counsel.

Delisting and Deregistration of Our Common Stock

        If the Merger is completed, the Company Common Stock will be delisted from The Nasdaq Global Select Market and will be deregistered under the Securities Exchange Act of 1934.

Certain Material U.S. Federal Income Tax Consequences of the Merger

        The following summary is a general discussion of certain material U.S. federal income tax consequences to our stockholders who are U.S. persons (as defined below) whose common stock is converted into cash in the Merger assuming the Merger is consummated as contemplated herein. This summary is based on the current provisions of the Code, applicable Treasury Regulations, judicial authority, and administrative rulings, each as in effect as of the date hereof. These laws and authorities are subject to differing interpretations or to change, possibly with retroactive effect. Any such change could alter the tax consequences to our stockholders as described herein. The tax treatment of the Merger to our stockholders will vary depending on their particular situations.

        This summary is for the general information of our stockholders only and does not purport to be a complete analysis of all potential tax effects of the Merger. Accordingly, our stockholders should consult their own tax advisors with respect to the particular tax consequences to them of the Merger, including applicable federal state, local and non-U.S. tax consequences. For example, this summary does not consider the effect of (i) any U.S. federal non-income tax laws, (ii) any applicable state, local, or non-U.S. tax laws, or (iii) the Medicare contribution tax on net investment income or the alternative minimum tax. In addition, this discussion does not address the tax consequences of transactions effectuated prior to, concurrently with, or after the completion of the Merger (whether or not such transactions occur in connection with the Merger), including, without limitation, any transaction involving the acquisition or disposition of shares of the Company Common Stock other than pursuant to the Merger, or the tax consequences to holders of options, warrants or similar rights to acquire the Company Common Stock issued by Web.com which are assumed, replaced, exercised, or converted, as the case may be, in connection with the Merger. In addition, it does not address all aspects of U.S. federal income taxation that may affect particular Web.com stockholders in light of their particular circumstances or to stockholders who are subject to special tax rules, including, without limitation, stockholders who, for U.S. federal income tax purposes:

  •
  are not "U.S. persons" as defined below;

  •
  are broker-dealers, traders in securities, financial institutions, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

  •
  hold their shares as part of an integrated investment (including a hedge or as part of a hedging, "straddle," pledge against currency risk, "constructive" sale or "conversion" transaction or other risk reduction transaction) consisting of shares of the Company Common Stock and one or more other positions;

  •
  hold common stock which constitutes "qualified small business stock" for purposes of Section 1202 of the Code or as "Section 1244 stock" for purposes of Section 1244 of the Code;

  •
  do not hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment);

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  are accrual-method taxpayers subject to special tax accounting rules under Section 451(b) of the Code;

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  have a functional currency other than the U.S. dollar;

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  hold their shares through individual retirement or other tax-deferred accounts;

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  acquired their shares in a transaction subject to the gain rollover provisions of Section 1045 of the Code;

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  acquired their shares pursuant to the exercise of a compensatory option or in other compensatory transactions;

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  acquired their shares pursuant to the exercise of warrants or conversion rights under convertible instruments; or

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  are partnerships or other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes, S corporations or other pass-through entities (including hybrid entities).

        For purposes of this discussion, a "U.S. person" is a beneficial owner of the Company Common Stock that is:

  •
  an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

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  a corporation, including any entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust, if its administration is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust, or a trust in existence on August 20, 1996, that has made a valid election under applicable Treasury Regulations to be treated as a U.S. person.

        IN VIEW OF THE FOREGOING AND BECAUSE THE FOLLOWING DISCUSSION IS INTENDED AS A GENERAL SUMMARY ONLY, EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, AND ANY TAX REPORTING REQUIREMENTS OF THE MERGER AND RELATED TRANSACTIONS IN LIGHT OF SUCH STOCKHOLDER'S OWN TAX SITUATION.

In General

        The conversion of the Company Common Stock into cash in the Merger will be a taxable transaction. Generally, this means that our stockholders will recognize gain or loss equal to the difference between (1) the amount of cash they receive in the Merger, and (2) their adjusted tax basis in their Company Common Stock. For this purpose, Web.com stockholders who acquired different blocks of shares of the Company Common Stock at different times for different prices must calculate gain or loss separately for each identifiable block of shares of the Company Common Stock surrendered in the exchange.

        Subject to various exceptions, a stockholder's gain or loss on the disposition of the Company Common Stock will be characterized as capital gain or loss and will generally be long-term capital gain or loss if the stockholder has held such stockholder's Company Common Stock for more than one year as of the Effective Time. If a stockholder's holding period for any Company Common Stock is one year or less at the Effective Time, any gain or loss with respect to such Company Common Stock will be treated as short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate stockholders generally are currently taxable at preferential rates relative to the rates applicable to other forms of income. Capital losses are subject to limitations on deductibility.

Appraisal or Dissenter's Rights

        A Web.com stockholder who exercises appraisal or dissenters' rights for such stockholder's Company Common Stock with respect to the Merger and receives payment for such stock in cash will generally recognize capital gain or loss, measured by the difference between the cash received and such stockholder's tax basis in its Company Common Stock. Stockholders who exercise appraisal or dissenters' rights are urged to consult their own tax advisors. Interest, if any, awarded in an appraisal proceeding by a court would be included in such stockholder's income as ordinary income for U.S. federal income tax purposes.

Backup Withholding and Information Reporting

        A Web.com stockholder may be subject to backup withholding with respect to certain reportable payments, including taxable proceeds received in exchange for the stockholder's shares of the Company Common Stock in the Merger. Backup withholding will generally not apply, however, to a Web.com stockholder who furnishes the paying agent with a correct taxpayer identification number on IRS Form W-9 (if such stockholder is a U.S. person as defined in the instructions thereto) or the appropriate IRS Form W-8 (if the stockholder is not such a U.S. person) or otherwise establishes a basis for exemption from backup withholding. Each Web.com stockholder and, if applicable, each other payee, should properly complete and sign the IRS Form W-9 included with the letter of transmittal (or the applicable IRS Form W-8) to provide the information and certification(s) necessary to avoid the imposition of backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying representative. Web.com stockholders who fail to provide their correct taxpayer identification numbers and the appropriate certifications, or to establish an exemption as described above, will be subject to backup withholding on cash they receive in the Merger and may be subject to penalties imposed by the IRS. Web.com stockholders should consult their tax advisors as to their qualifications for exemption from backup withholding and the procedures for obtaining such an exemption. If the paying representative withholds on a payment to a stockholder, the affected stockholder should contact its tax advisor regarding whether and how any refund, credit or other tax benefit might be recognized with respect to any such withheld amounts.

        THE FOREGOING DISCUSSION IS NOT INTENDED TO BE A COMPLETE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES WHICH MAY VARY WITH, OR ARE CONTINGENT ON, A STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES OR TO CERTAIN TYPES OF STOCKHOLDERS MENTIONED ABOVE. MOREOVER, THE DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY NON-U.S., STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER.

Antitrust Matters

        Under the HSR Act and the rules that have been promulgated under the HSR Act, certain acquisitions may not be completed until information has been furnished to the Antitrust Division of the United States Department of Justice ("DOJ") and to the FTC and applicable waiting period requirements have been satisfied or early termination of the waiting period has been granted. The Merger of Web.com with Merger Sub and the conversion of shares of the Company Common Stock into the right to receive the Merger Consideration are subject to the provisions of the HSR Act. The Merger therefore cannot be completed until the expiration or early termination of the waiting period following the filing of Hart-Scott-Rodino Notification and Report Forms by the ultimate parent entity of Parent and Web.com. Both Parent and Web.com have caused the required notification and report forms to be filed. On July 20, 2018, the FTC granted early termination of the waiting period under the HSR Act, in connection with the Merger.

        At any time before or after the completion of the Merger, notwithstanding that the applicable waiting period has ended or approval has been granted, the FTC, the DOJ, a state, foreign country, or private individual could take action to enjoin the Merger under the antitrust laws as it deems necessary or desirable. We cannot be sure that a challenge to the Merger will not be made or that, if a challenge is made, that we will prevail.

THE MERGER AGREEMENT

        This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

        The Merger Agreement, a copy of which is attached as Annex A, and this summary of its terms are included in this proxy statement to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company's public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by matters contained in the disclosure letter that the Company delivered to Parent and Merger Sub in connection with the Merger Agreement, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement. Stockholders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates.

Closing and Effective Time of the Merger

        The Merger Agreement provides that the closing of the Merger will take place via the electronic exchange of signatures and documentation as soon as practicable, but in any event within three business days following the satisfaction or, to the extent permitted, waiver of the conditions to closing the Merger (described under "The Merger Agreement—Conditions to the Merger") date (other than those conditions that by their nature can only be satisfied on the closing date of the Merger, but subject to the satisfaction or waiver of those conditions on the closing date for the Merger), or at such other place and time and/or on such other date as the Company and Parent may agree in writing. However, if the Marketing Period (described under "The Merger Agreement—Marketing Period") has not ended at the time of the satisfaction or, to the extent permitted in the Merger Agreement, waiver of the conditions to closing the Merger (other than those conditions that by their nature can only be satisfied on the closing date of the Merger, but subject to the satisfaction of waiver of those conditions on the closing date for the Merger), the closing of the Merger shall occur on the date following the satisfaction or, to the extent permitted in the Merger Agreement, waiver of those conditions that is the earliest to occur of (a) a date during the Marketing Period to be specified by Parent in writing on no fewer than three business days' notice to the Company and (b) the second business day following the final day of the Marketing Period.

        The Merger will become effective upon the date and time of the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such other date and time as the Company and as may be mutually agreed by the Parent and the Company as set forth in such certificate of merger.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; By-laws

        The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, at which time the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation and a wholly-owned subsidiary of Parent with all its properties, rights, privileges, immunities, powers and franchises continuing unaffected by the Merger, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the surviving corporation.

        From and after the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will be the directors of the surviving corporation and the officers of the Company immediately prior to the Effective Time will be the officers of the surviving corporation, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the charter and the bylaws of the surviving corporation.

        The certificate of incorporation of the Company as in effect immediately prior to the Effective Time will be amended and restated in its entirety at the Effective Time to read as set forth in Exhibit B to the Merger Agreement until amended in accordance with applicable law and the applicable provisions of such certificate of incorporation, and the bylaws of Merger Sub as in effect immediately prior to the Effective Time will be the bylaws of the surviving corporation until amended in accordance with applicable law and the applicable provisions of such bylaws.

Merger Consideration

        At the Effective Time, each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by the Company, Parent or Merger Sub and (ii) shares owned by stockholders that exercise their appraisal rights as more fully described in the section titled "The Merger—Appraisal Rights") will be converted into the right to receive the Merger Consideration of $28.00 per share in cash, without interest. Each share of the Company Common Stock so converted will no longer be outstanding and will automatically be canceled and retired and will cease to exist, and each certificate or book-entry share that immediately prior to the Effective Time represented any such shares thereafter will represent only the right to receive the Merger Consideration for each share covered under the Merger Agreement upon surrender of such certificate or book-entry share together with a properly completed letter of transmittal and related documents.

Treatment of Outstanding Equity Awards

Stock Options

        As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and subject to the payments described in the next sentence, all outstanding unvested options to purchase the Company Common Stock will become fully vested and exercisable and to the extent not exercised prior to the Effective Time all outstanding options to purchase the Company Common Stock will be cancelled in the Merger. At the Effective Time or as soon as practicable thereafter (but in no event later than three business days thereafter), each holder of an option to purchase the Company Common Stock will, with respect to each share of the Company Common Stock subject to such option, receive an amount of cash per share equal to the excess, if any, of $28.00 over the exercise price per share of such stock option, without any interest thereon and subject to all applicable withholding taxes.

Restricted Stock

        As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all outstanding shares of restricted stock of Web.com subject to time-based vesting restrictions shall become fully vested and nonforfeitable and shall be converted into the right to receive an amount of cash per share of restricted stock equal to $28.00, without any interest thereon and subject to all applicable withholding taxes. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all outstanding shares of restricted stock of Web.com subject to performance-based vesting restrictions will become fully vested and nonforfeitable based upon an assumed achievement of 100% of the target level of performance in each performance year remaining and each share of such restricted stock will be converted into the right to receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

Restricted Stock Units

        As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all unvested restricted stock units of Web.com subject to time-based vesting shall fully vest and any such outstanding restricted stock unit of Web.com will be cancelled at the Effective Time and, generally, at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, all unvested restricted stock units of Web.com subject to performance-based vesting restrictions will become fully vested based upon an assumed achievement of 100% of the target level of performance in each performance year remaining and will be cancelled at the Effective Time and, generally at the Effective Time or as soon as practicable thereafter (but in no event later than ten business days thereafter), the holder will receive an amount of cash per share equal to $28.00, without any interest thereon and subject to all applicable withholding taxes.

Payment of Merger Consideration and Surrender of Stock Certificates

        The Merger Agreement provides that prior to the Effective Time, Parent will select a reputable bank or trust company to act as payment agent in the Merger (the "Payment Agent"). On or prior to the Closing Date, Parent will deposit or cause to be deposited with the Payment Agent cash sufficient to pay the aggregate Merger Consideration payable to the stockholders (other than the Company, Parent and Merger Sub) in connection with the Merger in exchange for the shares held by such Stockholders, including restricted and performance shares.

        The Merger Agreement provides that the Payment Agent will mail to the record holders of certificates or book-entry shares immediately prior to the Effective Time a letter of transmittal in customary form reasonably acceptable to the Company and instructions for effecting the surrender of certificates or transfer of the book-entry shares, as applicable, in exchange for Merger Consideration. The Payment Agent will pay the Merger Consideration to the stockholders (i) upon receipt by the Payment Agent of surrendered certificates representing the shares of the Company Common Stock, a validly executed letter of transmittal and any other items reasonably required by the Payment Agent, and the applicable declaration required for tax withholding purposes or (ii) after compliance with reasonable procedures established by the Payment Agent for delivery of book-entry shares, as applicable. Each of the Payment Agent, Parent, Merger Sub and the surviving corporation are entitled to deduct and withhold from the Merger Consideration or any other payments made in connection with the Merger Agreement any applicable withholding taxes or other amounts such person is required to deduct or withhold and pay over under the Code or any applicable provision of state, local or foreign tax law.

        At any time one (1) year after the Effective Time, the surviving corporation may demand that any portion of the funds made available to the Payment Agent that remains unclaimed or undistributed to holders of certificates or book-entry shares be delivered to the surviving corporation. Any such holders of certificates or book-entry shares (other than with respect to any shares held by a holder who has made a demand for appraisal in accordance with Section 262 of the DGCL, as described below in the section titled "The Merger—Appraisal Rights") who have not previously surrendered their certificates or book-entry shares prior to that time may look only to the surviving corporation for satisfaction of their claims for the Merger Consideration, without interest. Any amounts remaining unclaimed or undistributed immediately prior to such time when the such amounts would otherwise escheat to or become property of any governmental body will become, to the extent permitted by applicable law, the property of the surviving corporation, free and clear of any claims or interest of any person previously entitled to such amount.

        You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the Payment Agent without a letter of transmittal.

        In exchange for your certificates or book-entry shares, as applicable, you will receive the aggregate Merger Consideration to which you are entitled in cash. The Merger Consideration will be delivered in the form of a check to be mailed within three business days of receipt of the required deliverables, and each certificated or book-entry share will be canceled. No interest will be paid or accrued on any amount payable upon due surrender of the certificates or due transfer of the book-entry shares. Until so surrendered or delivered, as applicable, each certificate or book-entry share will represent only the right to receive the Merger Consideration.

        In the event of a transfer of ownership of shares that is not registered in the transfer records of the Company, payment of the Merger Consideration for the applicable shares may be made to a person other than the registered owner if (i) such certificates are properly endorsed or are otherwise in proper form for transfer or such book-entry shares are properly transferred, as applicable, and (ii) the person requesting such payment pays any transfer or other taxes required by reason of the payment of the Merger Consideration on account of such shares or establishes to the reasonable satisfaction of the surviving corporation and the Payment Agent that such tax has been paid or is not applicable.

        If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the Merger Consideration, you must make an affidavit of the loss, theft or destruction, and if required by Parent, post a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against Parent on account of such lost, stolen or destroyed certificate. These procedures will be described in the letter of transmittal and instructions that you will receive, which you should read carefully in their entirety.

Appraisal Rights

        If the Merger is completed, the Company's stockholders will be entitled to appraisal rights under Section 262 of the DGCL, provided that they comply with the conditions set forth in that statute.

        Pursuant to Section 262 of the DGCL, if you do not wish to accept the Merger Consideration provided for in the Merger Agreement, you have the right to seek appraisal of your shares of the Company Common Stock and to receive payment in cash for the fair value of your shares of the Company Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value, less any applicable taxes required to be withheld. The "fair value" of your shares of Common Stock as determined by the Delaware Court of Chancery may be less than, equal to or more than the Merger Consideration that you are otherwise entitled to receive under the terms of the Merger Agreement. These rights are known as appraisal rights. The Company's stockholders who do not vote in favor of the Merger Proposal and who properly demand appraisal of their shares in compliance with the provisions of Section 262 of the DGCL will be entitled to appraisal rights. Strict compliance with the statutory procedures set forth in Section 262 of the DGCL is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

        This section is intended only as a brief summary of certain provisions of the statutory procedures that a stockholder must follow under the DGCL to seek and perfect appraisal rights, and is not a complete statement of all applicable requirements and the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex D to this proxy statement in compliance with the requirements of Section 262 of the DGCL. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

        Pursuant to Section 262 of the DGCL, if a merger agreement will be submitted for adoption at a meeting of stockholders, the Company must notify the stockholders who were stockholders of record on the record date for notice of such meeting that appraisal rights will be available not less than 20 days before the meeting to vote on the merger. A copy of Section 262 of the DGCL must be included with the notice.

        This proxy statement constitutes the Company's notice to our stockholders that appraisal rights are available in connection with the Merger. If you wish to exercise your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex D. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of the Company Common Stock, the Company believes that a stockholder considering the exercise of such rights should seek the advice of legal counsel.

        If you wish to demand appraisal of your shares of the Company Common Stock, you must satisfy each of the following conditions: You must deliver to the Company a written demand for appraisal of your shares of the Company Common Stock before the vote is taken to approve the Merger Proposal; the written demand must reasonably inform us of the identity of the holder of record of shares of the Company Common Stock who intends to demand appraisal of his, her or its shares of the Company Common Stock; and you must not vote or submit a proxy in favor of the Merger Proposal.

        If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive payment for your shares of the Company Common Stock as provided in the Merger Agreement, but you will not have appraisal rights with respect to your shares of the Company Common Stock. A holder of shares of the Company Common Stock wishing to exercise appraisal rights must hold of record the shares of the Company Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of the Company Common Stock of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted "FOR" the Merger Proposal, and it will result in the loss of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote "AGAINST" the Merger Proposal or abstain from voting on the Merger Proposal. Voting against or failing to vote for the Merger Proposal by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal.

        All demands for appraisal should be addressed to Web.com Group, Inc., Attention: Legal Department, 12808 Gran Bay Parkway West Jacksonville, Florida 32258, and must be delivered to the Company before the vote is taken to approve the Merger Proposal at the Special Meeting, and must be executed by, or on behalf of, the record holder of the shares of the Company Common Stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of the "fair value" of his, her or its shares of the Company Common Stock. A stockholder's failure to deliver to the Company the written demand for appraisal prior to the taking of the vote on the Merger Proposal at the Special Meeting will result in the loss of appraisal rights.

        Only a holder of record of shares of the Company Common Stock is entitled to demand an appraisal of the shares registered in that holder's name. Accordingly, to be effective, a demand for appraisal by a holder of our the Company Common Stock must be made by, or on behalf of, the record stockholder. The demand should set forth, fully and correctly, the record stockholder's name as it appears on the stockholder's stock certificate(s) or in the transfer agent's records, and in the case of uncertificated shares, should specify the stockholder's mailing address and the number of shares registered in the stockholder's name. The demand must state that the person intends thereby to demand appraisal of the stockholder's shares in connection with the Merger. The demand cannot be made by the beneficial owner if he or she does not also hold the shares of the Company Common Stock of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of the Company Common Stock. If you hold your shares of the Company Common Stock through a bank, brokerage firm or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee and obtaining notice of the effective date of the Merger.

        If shares of the Company Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of the Company Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner or owners. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of the Company Common Stock as a nominee for others, may exercise his or her right of appraisal with respect to shares of the Company Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of the Company Common Stock as to which appraisal is sought. Where no number of shares of the Company Common Stock is expressly mentioned, the demand will be presumed to cover all shares of the Company Common Stock held in the name of the record owner. If a stockholder holds shares of the Company Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record owner.

        Within 10 days after the Effective Time, the surviving corporation in the Merger must give notice of the date that the Merger became effective to each of the Company's record stockholders who has complied with Section 262 of the DGCL and who did not vote in favor of the Merger Proposal. At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the stockholder's demand and accept the Merger Consideration specified by the Merger Agreement for that holder's shares of the Company Common Stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of his, her or its shares of the Company Common Stock determined in any such appraisal proceeding, which value may be less than, equal to or more than the Merger Consideration offered pursuant to the Merger Agreement.

        Within 120 days after the Effective Time, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of the Company Common Stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition will be made upon the surviving corporation. The surviving corporation has no obligation to file such a petition, has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of the Company Common Stock to initiate all necessary petitions to perfect their appraisal rights in respect of shares of the Company Common Stock within the time prescribed in Section 262 of the DGCL and the failure of a stockholder to file such a petition within the period specified in Section 262 of the DGCL could nullify the stockholder's previous written demand for appraisal. In addition, within 120 days after the Effective Time, any stockholder who has properly complied with the requirements of Section 262 of the DGCL and who did not vote in favor of the Merger Proposal will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of the Company Common Stock not voted in favor of the Merger Proposal and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of the Company Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition for appraisal or request from the surviving corporation such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of the Company Common Stock and with whom agreements as to the value of their shares of the Company Common Stock have not been reached. After notice to stockholders who have demanded appraisal from the Register in Chancery, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights provided by Section 262 of the DGCL. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of the Company Common Stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings; if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of the Company Common Stock, the Delaware Court of Chancery will appraise the shares of the Company Common Stock, determining their fair value as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of the Company Common Stock. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment.

        You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the Merger, is not an opinion as to fair value under Section 262 of the DGCL. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value that may be less than, equal to or more than the Merger Consideration. Moreover, we do not anticipate offering more than the Merger Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the "fair value" of a share of our Company Common Stock is less than the Merger Consideration. In determining "fair value," the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered." Costs of the appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of the Company Common Stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time, be entitled to vote shares of the Company Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of the Company Common Stock, other than with respect to payment as of a record date prior to the Effective Time. If no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder's right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be deemed to have been converted at the Effective Time into the right to receive the $28.00 cash payment (without interest) for his, her or its shares of the Company Common Stock pursuant to the Merger Agreement. Inasmuch as the Company has no obligation to file such a petition, and the Company has no present intention to do so, any holder of shares of the Company Common Stock who desires such a petition to be filed is advised to file it on a timely basis. A stockholder will fail to perfect or effectively lose the right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the Merger Consideration offered pursuant to the Merger Agreement.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights. In view of the complexity of Section 262 of the DGCL, the Company's stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

        The foregoing is a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, a copy of the text of which is attached as Annex D to this proxy statement.

Marketing Period

        Parent is not obligated to close the Merger until a period (the "Marketing Period") has elapsed that Parent may use to complete its financing for the Merger. The Marketing Period is the first period of 15 consecutive business days throughout which Parent has certain specified information about the Company (the "Required Information"), the Required Information remains compliant as set forth in the Merger Agreement and no event has occurred and no conditions exist that would cause any of the conditions of Parent to consummate the Merger not to be satisfied if the Merger were to be consummated during such period. For purposes of calculating the Marketing Period, (a) neither July 5, 2018, nor July 6, 2018, shall constitute a business day, (b) if the Marketing Period has not ended on or prior to August 17, 2018, the Marketing Period shall not commence earlier than September 3, 2018, and (c) required delivery of specified information required by the debt commitment letter for any fiscal period shall result in the "restart" of the Marketing Period, notwithstanding that a period of fifteen consecutive business days shall have passed throughout which Parent has had what would otherwise have constituted the Required Information (were the closing of the Merger to have occurred prior to such required delivery of financial information for such subsequent period) and such information having been compliant (as set forth in the Merger Agreement) throughout such period. Notwithstanding the foregoing, the Marketing Period will end on any earlier date on which the debt financing is obtained.

Representations and Warranties

        We made customary representations and warranties in the Merger Agreement that are subject, in many cases, to exceptions and qualifications contained in the Merger Agreement, in the disclosure letter or in certain reports filed with the SEC. These representations and warranties relate to, among other things:

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  the corporate organization and qualification of the Company and its subsidiaries;

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  the Company's capital structure;

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  the Company's corporate power and authority relating to the execution, delivery and performance of into the Merger Agreement;

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  the due execution and delivery by the Company of the Merger Agreement and the enforceability of the Merger Agreement against the Company;

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  the Company's subsidiaries;

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  the Company's filings with the SEC and financial statements;

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  the absence of certain changes and events;

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  the absence of active, pending or threatened legal proceedings or outstanding or effective judgements involving the Company and its subsidiaries;

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  the accuracy of the information supplied by the Company and its subsidiaries for inclusion in this proxy statement relating to the Merger Agreement and the Merger;

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  broker's or finder's fees;

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  employee and labor matters and benefit plans;

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  the respective fairness opinions delivered to the Company by each of BofA Merrill Lynch and J.P. Morgan as financial advisors to the Company;

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  tax matters;

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  environmental matters;

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  compliance with applicable laws by the Company and its subsidiaries;

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  intellectual property matters;

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  employment matters;

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  insurance coverage;

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  material contracts;

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  real property matters;

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  the funding received from any government authority;

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  the inapplicability of anti-takeover statutes and

  •
  anti-corruption matters.

        The Merger Agreement also contains customary representations and warranties made by Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. The representations and warranties of Parent and Merger Sub relate to, among other things:

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  the corporate organization and valid existence of Parent and Merger Sub;

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  Parent's and Merger Sub's corporate power and authority to relating to the execution, delivery and performance of the Merger Agreement;

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  the due execution and delivery by Parent and Merger Sub of the Merger Agreement and the enforceability of the Merger Agreement against Parent and Merger Sub;

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  the absence of conflicts with the organizational documents of Parent or Merger Sub, or applicable law;

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  the absence of legal proceedings involving Parent or Merger Sub challenging the Merger;

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  the limited prior activities of Merger Sub;

  •
  the accuracy of the information supplied by Parent or Merger Sub for inclusion in or incorporation by reference in this proxy statement;

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  the absence of additional representations and warranties by the Company;

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  Parent's and Merger Sub's non-reliance on estimates, projections, forecasts, forward-looking statements and business plans provided by the Company;

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  the financing commitments obtained by Parent for the transactions contemplated by the Merger Agreement;

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  the limited guarantee;

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  the surviving corporation's solvency after giving effect to the transactions contemplated by the Merger Agreement;

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  ownership of the Company Common Stock by Parent, Merger Sub and their respective affiliates;

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  the absence of agreements with the Company's management;

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  the absence of interest in competitors; and

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  broker's or finder's fees.

        None of the representations and warranties contained in the Merger Agreement survives the consummation of the Merger or, as the case may be, the termination of the Merger Agreement.

        Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to "materiality" or "Company Material Adverse Effect."

        For purposes of the Merger Agreement, "Company Material Adverse Effect" means any event, occurrence, fact, condition or change that, individually or in the aggregate, has had or would be reasonably likely to have a material adverse effect on (i) the business, operations, assets, liabilities or financial condition of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the Merger in a timely manner; provided, however, none of the following Effects will be deemed in and of themselves, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there is, or would reasonably expected to be, a Company Material Adverse Effect (subject to certain exceptions including certain disproportionate adverse impacts on the Company from certain of the following events, occurrences, facts, conditions or changes):

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  general economic or political conditions, or changes therein;

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  conditions (economic, political, social, regulatory or otherwise) or changes in or events generally affecting the industries in which the Company and its subsidiaries operate;

  •
  any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates;

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  acts of war (whether or not declared), national or international political conditions, armed hostilities or terrorism, or the escalation or worsening thereof, including any hurricane, flood, tornado, earthquake, tsunami or other weather or natural disaster, or any outbreak of illness or other public health event or any other force majeure event, cyberattacks, or any national or international calamity or crisis, whether or not caused by any person;

  •
  any action by the Company or its subsidiaries required by the Merger Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Parent or Merger Sub;

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  any changes in applicable law or accounting rules or the enforcement, implementation or interpretation thereof;

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  any changes arising directly or indirectly from the announcement, pendency or completion of the transactions, including any Effects related to the identity of Parent and its affiliates and any losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Company or any of its subsidiaries;

  •
  any natural or man-made disaster or acts of God;

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  any decline in the market price, or change in trading volume, of the Company's stock, any decrease of the ratings or ratings outlook for the Company by any rating agency and the consequences of any such ratings or outlook decrease, any failure by the Company to meet any internal or published projections, forecasts or revenue, earnings, cost cutting or other predictions (provided that the underlying causes of such failures will not be excluded),

  •
  any litigation with respect to the Merger Agreement or any of the transactions contemplated hereby; or

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  the availability or cost of equity, debt or other financing to Parent or Merger Sub.

Conduct of Business of the Company Pending the Merger

        The Merger Agreement provides that except (i) as expressly required or permitted by the Merger Agreement, (ii) as required by applicable law, (iii) as set forth in the disclosure letter that the Company delivered to Parent in connection with the execution of the Merger Agreement, or (iv) as consented to in writing by Parent, during the period of time between the date of the signing of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement, the Company will, and will cause its subsidiaries to:

  •
  conduct its business (x) in the ordinary course and in accordance with past practices in all material respects; and (y) in compliance with all applicable laws;

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  use commercially reasonable efforts to preserve intact in all material respects its current business organization;

  •
  use commercially reasonable efforts to keep available the services of its current officers and employees and maintain its relations and goodwill with material suppliers, landlords, and other persons having material business relationships with the Company; and

  •
  use commercially reasonable efforts to maintain all appropriate insurance policies covering all material assets of the Company, or otherwise obtain substantially equivalent (in the aggregate) substitute insurance coverage, in the ordinary course of business unless the Company, in its reasonable judgment, determines that such cancellation, termination or failure to keep in place would not result in inadequate coverage.

        The Company has also agreed that, except (i) as expressly contemplated, required or permitted by the Merger Agreement, (ii) as required by applicable law, (iii) as set forth in the disclosure letter that the Company delivered to Parent in connection with the execution of the Merger Agreement, or (iv) as consented to in writing by Parent, which consent will not be unreasonably withheld, conditioned or delayed, during the period of time between the date of the signing of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement, subject to certain exceptions and qualifications, the Company will not, and will cause its subsidiaries not to:

  •
  amend the organizational documents of the Company or its subsidiaries;

  •
  (i) split, combine or reclassify any shares of its capital stock; (ii) declare, set aside or pay any dividend or other distribution in respect of its capital stock; or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any capital stock, including securities convertible or exchangeable or exercisable into shares of capital stock, warrants, options and restricted shares subject to limited exceptions;

  •
  issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of any capital stock or other securities, except for issuance of any shares of capital stock in respect of conversions of Company convertible notes pursuant to the terms of such Company convertible notes and the Company convertible notes indenture, or amend any term of any such security;

  •
  incur any capital expenditures or any obligations or liabilities in respect thereof in excess of $500,000, other than for certain specified capital expenditures;

  •
  (i) merge or consolidate with any person or (ii) acquire, directly or indirectly any assets, securities, properties, interests or business other than purchases of inventory or equipment in the ordinary course of business in a manner that is consistent with past practice;

  •
  other than in the ordinary course of business, sell, lease or otherwise transfer, or create or incur any lien on, any of the Company's or its subsidiaries' material assets, securities, properties, interests or businesses other than (i) sales or purchases of services in the ordinary course of business consistent with past practice, (ii) certain permitted liens, (iii) sales, licenses, leases or transfers that are pursuant to contracts in effect on the date of the Merger Agreement, (iv) non-exclusive licenses of Company intellectual property in the ordinary course of business consistent with past practice; and (v) sales, licenses, leases or other transfers to, or liens in favor of, the Company or the Company subsidiaries;

  •
  license, sell, assign, abandon, allow to lapse, transfer, convey, lease or otherwise dispose of any intellectual property (other than in the ordinary course of business consistent with past practice);

  •
  make any loans, advances or capital contributions to, or investments in, any other person (other than a subsidiary) in excess of $500,000 in the aggregate, other than advances to or reimbursements of service providers expenses in the ordinary course of business consistent with past practice, advances to customers of the Company or its subsidiaries in the ordinary course of business in connection with the sale of the Company's products and services, or investments made in connection with treasury functions and cash management in the ordinary course of business;

  •
  create, incur, assume, suffer to exist or otherwise be or become liable with respect to any indebtedness, except for indebtedness or guarantees between or among the Company and any subsidiaries, indebtedness for borrowed money that will be paid prior to the Closing, and which does not subject the Company or any of its subsidiaries to any pre-payment or other penalties, that is incurred in the ordinary course of business and in an amount not to exceed $1,000,000 in aggregate principal amount, letters of credit issued and maintained in the ordinary course of business to the extent undrawn, incurrence of indebtedness under the Company credit facility to redeem or repay any outstanding Company convertible notes in accordance with its terms, and indebtedness related to obligations under capital leases that do not exceed $500,000 in the aggregate;

  •
  enter into, amend or modify in any material respect, terminate or waive or release any material rights, claims or benefits under certain material contracts;

  •
  (i) grant or increase any severance, retention or termination pay to any employee, director, officer, independent contractor or consultant of the Company or its subsidiaries (any such individual, a "Company Service Provider") (or materially amend any existing severance pay, retention or termination arrangement with any Company Service Provider); (ii) enter into any employment, consulting, change in control, deferred compensation or other similar agreement with any Company Service Provider (or materially amend any such existing agreement, except as required by applicable law), except with respect to any offer letter with any

  •
  Company Service Provider whose annual base compensation does not exceed $250,000 and whose offer letter does not provide for the grant of equity, deferred compensation (other than participation in the Company non-qualified deferred compensation plan pursuant to the terms thereof, including customary eligibility provisions interpreted consistent with past practice) or change in control payments; (iii) establish, adopt or amend or enter into any employee benefit plan or arrangement, except as required by applicable law; or (iv) increase in any material respect compensation, bonus or other benefits payable to any Company Service Provider whose annual base compensation exceeds $250,000, except for increases in annual base compensation of up to 3% in the ordinary course of business consistent with past practice;

  •
  materially change its methods of accounting;

  •
  prepare or file any material tax return inconsistent with past practice or, on any such tax return, take any position, or adopt any method that is inconsistent with positions taken, or methods used in preparing or filing similar tax returns in prior periods, make, change or revoke any tax election, make or change or cause to be made or changed any material tax election, adopt or change any material method of accounting, file or cause to be filed any amended income or other material tax return, enter into a tax allocation agreement, tax indemnity agreement, or tax sharing agreement, amend any tax return, settle or otherwise compromise any claim, notice, audit report or assessment relating to taxes, enter into any closing agreement or similar agreement relating to taxes, otherwise settle any dispute relating to material taxes, or change any annual accounting period, surrender any right to claim a tax refund, or consent to an extension or waiver of the statutory limitation period applicable to a claim or assessment in respect of material taxes;

  •
  implement any plant closings or mass layoffs in the United States, as defined under the applicable law, at the Company or its subsidiaries;

  •
  adopt, become a party to, terminate, amend (other than to comply with applicable law) or provide any material discretionary benefits under any employee benefit plan or arrangement;

  •
  terminate the employment of any Company employee with a title of Senior Vice President or above with an annual salary in excess of $250,000, other than for "cause" (as described in the Merger Agreement) or performance related reasons, or any employee whose termination of employment was communicated prior to the date of the Merger Agreement;

  •
  enter into any judgment, agreement or settlement respecting any alleged violation of law (including environmental law) which is reasonably expected to incur compliance costs, or payments, or both, of $500,000 or more in the aggregate or impose any material nonmonetary obligation on the Company or its subsidiaries; or

  •
  authorize any of, resolve, propose or agree in writing or otherwise to take any of, the foregoing actions.

Stockholders Meeting

        We agreed, subject to our organizational documents and applicable law (and regardless of whether there has occurred an adverse recommendation change), as promptly as reasonably practicable following the date on which the staff of the SEC confirms that it has no further comments on the proxy statement or that it does not intend to review the proxy statement, duly call, give notice of, convene and hold the meeting of our stockholders for the purpose of seeking the approval of our stockholders of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement. We must use our reasonable best efforts to (i) cause the proxy statement to be mailed to our stockholders and to hold the meeting of our stockholders as promptly as reasonably practicable following the later of August 5, 2018, and the date on which the staff of the SEC confirms that it has no further comments on the proxy statement or that it does not intend to review the proxy statement and (ii) to solicit our stockholders to approve the Merger Proposal, unless the Merger Agreement has been terminated. We may not adjourn, postpone or recess the meeting of our stockholders without the prior written consent of Parent, but we must adjourn, postpone or recess the meeting as directed by Parent to obtain a quorum or solicit additional votes to approve the Merger (so long as such meeting is not adjourned, postponed or recessed to a date on or after the Outside Date), subject to certain exceptions described in the Merger Agreement. In addition to the foregoing, we agreed not to change the record date for the meeting of stockholders without the prior written consent of Parent.

        We also agreed that if the Company Board has not made an adverse recommendation change, we will recommend to our stockholders that they vote their shares in favor of the Merger and to include such recommendation in the proxy statement, except to the extent that the Company Board makes a change in the Company Board Recommendation as permitted by the Merger Agreement as discussed under "The Merger Agreement—Solicitation of Other Offers." We further agreed that our obligation to hold the meeting of stockholders will not be affected by the commencement, public proposal, public disclosure or communication to us of any Acquisition Proposal or by the making of any change in the Company Board recommendation by the Company Board. Without limiting the foregoing, if the Company Board effects an change in the Company Board recommendation, then the Company Board must submit the Merger

Agreement to our stockholders without a recommendation, in which event the Company Board may communicate the basis for its lack of a recommendation to our stockholders in the proxy statement or an appropriate amendment or supplement thereto to the extent required by applicable law.

Solicitation of Other Offers

        As described below, the Merger Agreement provides for a "Go-Shop Period" during which the Company was permitted to solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist any inquiry or the making of any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposals (as defined below), subject to, among other things, certain notice and reporting obligations owed to Parent. Following the end of the Go-Shop Period and for the duration of the "no-shop period," as described below, the Company is generally not permitted to solicit or discuss Acquisition Proposals with third parties, subject to certain exceptions (including that the Company may continue discussions with any Excluded Party (as defined below).

        For purposes of the Merger Agreement:

  •
  "Acquisition Proposal" means any bona fide written offer or proposal relating to an Acquisition Transaction (as defined below) (other than an offer or proposal by Parent or one of the subsidiaries of the Company).

  •
  "Acquisition Transaction" means any transaction or series of related transactions (other than as contemplated by the Merger Agreement) involving:

  •
  any merger, consolidation, share exchange, business combination, issuance or sale of securities, direct or indirect acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction in which (i) a Third Person (as defined below) and its affiliates, in the aggregate, directly or indirectly acquires, or if consummated in accordance with its terms would acquire, beneficial or record ownership of securities representing 15% or more of the outstanding shares of any class of voting securities of the Company; or (ii) the Company issues securities representing 15% or more of the outstanding shares of any class of voting securities of the Company;

  •
  any direct or indirect sale, lease, exchange, mortgage, transfer, acquisition or disposition of any assets of the Company and its subsidiaries that constitute or account for (i) 15% or more of the consolidated revenues of the Company, consolidated net income of the Company or consolidated book value of the Company; or (ii) 20% or more of the fair market value of the assets of the Company and its subsidiaries; or

  •
  any liquidation or dissolution of the Company.

  •
  "Excluded Party" means any Third Person, or group of persons that includes any Third Person or group of Third Persons, from whom the Company or any of its representatives has received prior to the No-Shop Period Start Date (defined below) a written Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) that the Company Board determines in good faith (such determination to be made no later than ten (10) business days after the No-Shop Period Start Date) after consultation with outside legal counsel and its financial advisors, constitutes or could reasonably be expected to result in a Superior Proposal. Such person or group of persons will cease to be an Excluded Party at such time as such Third Person or group of Persons withdraws its Acquisition Proposal(s) or such Acquisition Proposal is abandoned.

  •
  "Superior Proposal" means a bona fide written Acquisition Proposal for an Acquisition Transaction, on its most recently amended or modified terms, if amended or modified, which did not result from or arise in connection with an intentional and material breach of the Merger Agreement, that if consummated would result in an Acquisition Transaction (where all references to 15% in the definition of "Acquisition Transaction" shall be deemed to be references to 50%, which the Company Board determines in good faith (after consultation with its outside legal counsel and its financial advisor): (i) to be reasonably likely to be consummated if accepted; and (ii) if consummated, would result in a transaction more favorable to the Company's stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination such factors as the Company Board reasonably determines to be appropriate, including the various legal, financial and regulatory aspects of such Acquisition Proposal, all the terms and conditions of such Acquisition Proposal and the Merger Agreement, the debt commitment letter, the equity commitment letter and the Limited Guarantee, if such changes are offered by Parent in response to such Acquisition Proposal, the identity of the person making the Acquisition Proposal, and the anticipated timing, conditions and the ability of the person making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal (based upon, among other things, expectation of obtaining required approvals or any necessary financing).

  •
  "Third Person" means any Person or "group" (within the meaning of Section 13(d) of the Exchange Act), other than (a) the Company or any of its controlled affiliates or (b) Parent or any of its affiliates or any "group" including Parent or any of its affiliates.

Go-Shop Period

        The Merger Agreement provides that during the Go-Shop Period and continuing until the No-Shop Period Start Date, the Company and its subsidiaries and their respective representatives had the right to:

  •
  solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist any inquiry or the making of any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposal, including by furnishing information with respect to the Company and its subsidiaries to any Third Person pursuant to a confidentiality agreement entered into by such person containing confidentiality terms that are no more favorable in the aggregate to such person than those contained in the Confidentiality Agreement, dated February 5, 2015, as amended on May 1, 2018 (the "Confidentiality Agreement") including with respect to the terms of the "standstill provision" in the Confidentiality Agreement (any such confidentiality agreement, an "Acceptable Confidentiality Agreement"), except that the Company may grant a limited waiver under any "standstill provision" or similar obligation of any Third Person with respect to the Company or any of its subsidiaries to allow such Third Person to submit an Acquisition Proposal; provided that the Company will, to the extent not previously provided to Parent and Merger Sub, provide or make available to Merger Sub or Parent any material non-public information concerning the Company or its subsidiaries provided or made available to any person prior to or substantially concurrently to providing such information to such person, and

  •
  continue, enter into, maintain, participate in any discussions or negotiations with any persons or group of persons with respect to any Acquisition Proposals and cooperate with or assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make any Acquisition Proposals.

        Commencing on the date that is ten business days after the date of the Merger Agreement, and continuing every ten business days until the Effective Time or, if earlier, the termination of the Merger Agreement, the Company will provide a written report to Parent (to the extent not prohibited by any applicable confidentiality agreement in place prior to the date of the Merger Agreement) setting forth the identity of each person or group of persons from whom the Company received a written Acquisition Proposal after the execution of the Merger Agreement and prior to the No-Shop Period Start Date and provide to Parent:

  •
  a copy of any Acquisition Proposal made in writing since the date of the last written report by the Company and any other written material terms or proposals provided (including financing commitments) to the Company or any of its subsidiaries;

  •
  the identity of the person or persons making such Acquisition Proposal;

  •
  a written summary of the material terms of any Acquisition Proposal not made in writing (including any terms proposed orally or supplementally); and

  •
  the number of parties that have executed an Acceptable Confidentiality Agreement since the date of the Original Agreement .

        The Merger Agreement provides that, except as may relate to any excluded party (but only for as long as such person or group is an excluded party) or as expressly permitted provisions of the Merger Agreement summarized in the preceding paragraph, from and after the No-Shop Period Start Date, the Company and its subsidiaries will, and the Company will cause its and its subsidiaries' Representatives to, immediately cease any activities permitted by provisions of the Merger Agreement summarized in the preceding paragraphs and any discussions or negotiations with any person or group that may be ongoing with respect to any Acquisition Proposal. With respect to any person or group with whom such discussions or negotiations have been terminated, the Company will terminate such persons' access to any data room containing the Company's or any of its subsidiaries' confidential information and use its reasonable best efforts to promptly require such person or group to promptly return or destroy in accordance with the terms of the applicable confidentiality agreement any information furnished by or on behalf of the Company.

        The Merger Agreement provides that, except as may relate to any excluded party (for so long as such person or group is an excluded party) or as expressly permitted by provisions of the Merger Agreement summarized in the preceding paragraphs, from the No-Shop Period Start Date continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company and its subsidiaries will not, and the Company will cause its and its subsidiaries' representatives not to, directly or indirectly:

  •
  solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, an Acquisition Proposal;

  •
  furnish to any person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or its subsidiaries, or afford to any person (other than Parent, Merger Sub or any designees of Parent or Parent) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to constitute an Acquisition Proposal;

  •
  participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal;

  •
  amend, modify or grant any waiver or release under, any standstill, confidentiality or similar agreement of the Company or any subsidiary, except that the Company may grant a limited waiver under any "standstill provision" or similar obligation of any Third Person with respect to the Company or any of its subsidiaries to allow such Third Person to submit an Acquisition Proposal; or

  •
  enter into any contract contemplating or otherwise relating to an Acquisition Transaction (as defined below) (other than an Acceptable Confidentiality Agreement).

        The Merger Agreement provides that, notwithstanding the provisions of the Merger Agreement which are summarized in the preceding paragraphs, the Company may continue to take any of the actions described above with respect to any Excluded Party (for so long as such Person or group is an Excluded Party), from and after the No-Shop Period Start Date until the earliest of (i) the date on which the Excluded Party has terminated or withdrawn the Acquisition Proposal made prior to the No-Shop Period Start Date (provided that, for the avoidance of doubt, any amended or modified Acquisition Proposal submitted by such Excluded Party shall not be deemed to constitute, in and of itself, an expiration, termination or withdrawal of such previously submitted Acquisition Proposal), (ii) the Third Person submitting the relevant Acquisition Proposal ceases to be an Excluded Party because the Company Board (after consultation with outside legal counsel and its financial advisors), determines that such Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) does not constitute or could not reasonably be expected to result in a Superior Proposal, and (C) the receipt of the Company stockholder approval of the Merger.

        The Merger Agreement provides that, notwithstanding the provisions of the Merger Agreement which are summarized in the preceding paragraphs or elsewhere in the Merger Agreement, at any time prior the earlier to occur of the termination of the Merger Agreement and the receipt of the Company stockholder approval, in response to a written and unsolicited Acquisition Proposal (except to the extent solicited or continued in accordance with the Merger Agreement) and subject to the right to maintain discussions and negotiations with Excluded Parties), the Company may contact the Third Person that delivered such Acquisition Proposal and make inquiries solely for the purpose of clarifying such Acquisition Proposal and if the Company Board determines in good faith (after consultation with its financial advisor and legal counsel) that such unsolicited Acquisition Proposal constitutes or would reasonably be expected to result in a Superior Proposal, the Company may, upon a good faith determination by the Company Board (after receiving the advice of its outside legal counsel) that failure to take such action would be inconsistent with the Company Board's fiduciary duties under applicable law:

  •
  furnish information with respect to the Company and its subsidiaries and/or provide access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries to the person making such Acquisition Proposal (and such person's representatives); provided, that if such person is not then a party to a confidentiality agreement with the Company, the Company and such person enter into an Acceptable Confidentiality Agreement; and that any material non-public information concerning the Company or any of its subsidiaries provided or made available to the person making such Acquisition Proposal will, to the extent not previously provided to Merger Sub or Parent, be substantially concurrently provided or made available to Merger Sub or Parent; and

  •
  engage in, participate in, or facilitate discussions or negotiations with the person making such Acquisition Proposal (and its representatives) regarding such Acquisition Proposal.

        Pursuant to the Merger Agreement, during the interim period the Company will promptly advise Parent in writing, in no event later than forty-eight hours after receipt of any Acquisition Proposal and will indicate (to the extent not prohibited by any applicable confidentiality agreement in place prior to the date of the Merger Agreement) the identity of the person making such Acquisition Proposal and the material terms and conditions of any proposal or offer or the nature of any inquiries or contacts, and thereafter will keep Parent reasonably informed of all material developments affecting the status and the material terms of any such Acquisition Proposal. The Company Board will not:

  •
  fail to make, withhold, withdraw, amend, qualify or modify in a manner adverse to Parent, or publicly propose to withhold, withdraw, amend, qualify or modify in a manner adverse to Parent, the Company Board recommendation;

  •
  fail to include the Company Board recommendation in this proxy statement, when mailed;

  •
  make any recommendation or public statement in connection with a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary "stop, look and listen" communication by the Company Board of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Company Board or the Company indicates that the Company Board has not changed the Company Board recommendation;

  •
  if reasonably requested in writing by Parent in a timely manner following the Agreement Date, fail to reaffirm the Company Board recommendation within five business days after such request (provided, that the Company Board shall not be required to comply with more than one such request per Acquisition Proposal or amendment thereof);

  •
  approve, authorize, recommend, or otherwise declare advisable (or make any public announcement of its decision to approve, authorize recommend or otherwise declare advisable) the adoption of any Acquisition Proposal or any agreement requiring the Company to abandon the transactions or terminate or the Merger Agreement; or

  •
  cause or permit the Company or its subsidiaries to execute or enter into, any binding agreement, letter of intent, or agreement in principle with respect to an Acquisition Proposal, including any Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement).

        Notwithstanding the foregoing, in certain instances, the Company Board may, at any time prior to the receipt of the stockholder approval of the Merger Agreement, change the Company Board recommendation; or terminate the Merger Agreement, provided, that:

  •
  the Company shall have first provided prior written notice to Parent that it is prepared to change the Company Board recommendation or terminate the Merger Agreement in response to a Superior Proposal, which notice shall, if the basis for the proposed action by the Company Board is not related to a Superior Proposal, contain a description of the events, facts and circumstances giving rise to such proposed action or, if the basis for the proposed action by the Company Board is a Superior Proposal, contain a description of the material terms and conditions of such Superior Proposal; and

  •
  Parent does not make, within one (1) business day after the receipt of such notice, a binding proposal that would cause the offer previously constituting a Superior Proposal to no longer constitute a Superior Proposal, provided that for one business day, the Company and its representatives shall, to the extent Parent desires to negotiate, negotiate in good faith with Parent and its representatives.

Efforts to Close the Transaction

        The Merger Agreement, each of the Company, Parent and Merger Sub agreed to use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties in doing, all things reasonably necessary, proper or advisable under applicable law to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the Merger Agreement.

Employee Benefits

        For a period of one year following the Effective Time, with respect to employees of the Company or its subsidiaries who are actively employed at the Effective Time and who remain employed during such one year period (the "Continuing Employees"), Parent will, or will cause the Company or any subsidiary of the Company to, provide (i) at least the same level of base wages or base salary, as applicable that were provided to the Continuing Employees immediately prior to the Effective Time, (ii) cash bonus opportunities (excluding any equity compensation) that in the aggregate, are at least the same as were provided to Continuing Employees immediately prior to the Effective Time, (iii) employee benefits that are substantially similar in the aggregate to the employee benefits that were provided by the Company and its subsidiaries to Continuing Employees immediately prior to the Effective Time and (iv) severance benefits that are no less favorable than those disclosed in the disclosure schedules to the Merger Agreement. Additionally, Parent will, and will cause its subsidiaries to, grant all Continuing Employees credit for any service to the Company and its subsidiaries earned prior to the closing of the Merger for purposes of eligibility, vesting and determination of the level of benefits, vacation or paid time off accrual and severance benefit determinations, under any benefit or compensation plan, program, agreement or arrangement in which a Continuing Employee participates that may be established or maintained by Parent or its subsidiaries on or after the closing of the Merger (the "New Plan"); provided, however, that such service credit shall not be recognized to the extent that it would result in a duplication of benefits for the same period of time. In addition, Parent shall, and shall cause its subsidiaries to, cause (i) to be waived all pre-existing condition exclusions and actively-at-work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any New Plans to the extent waived or satisfied by a Continuing Employee under any Company benefit plan as of the closing of the Merger and (ii) any deductible, co-insurance and covered out-of-pocket expenses paid on or before the closing of the Merger by any Continuing Employee (or covered dependent thereof) to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket provisions after the closing of the Merger under any applicable New Plan in the same plan year in which the closing of the Merger occurs.

Financing

        Parent's obligation to complete the Merger is not conditioned on Parent's receipt of any financing. Parent has secured committed financing, consisting of a combination of (i) equity to be provided by Siris Partners III, L.P., Siris Partners III Parallel, L.P., Siris Partners IV, L.P. and Siris Partners IV Parallel, L.P., which are affiliates of Siris and/or one or more of their permitted assignees, and (ii) debt financing to be provided by affiliates of Morgan Stanley Senior Funding, Inc. ("MSSF"), Royal Bank of Canada ("Royal Bank"), RBC Capital Markets ("RBCCM"), Macquarie Capital Funding LLC ("Macquarie Lender") and Macquarie Capital (USA) Inc. ("Macquarie Capital" and, together with Macquarie Lender, "Macquarie", Macquarie Lender, Macquarie Capital, MSSF, Royal Bank and RBCCM are hereinafter collectively referred to as the "Debt Commitment Parties").

        In connection with the entry into the Merger Agreement, Parent delivered to us copies of the amended and restated debt commitment letter, dated as of the date of the Merger Agreement, from the Debt Commitment Parties, pursuant to and subject to the terms and conditions of which, the lenders have committed to lend the amounts set forth therein, which amounts together with the cash balances of Parent and its affiliates, will be sufficient to enable Parent and Merger Sub to make all payments required to be made in connection with the transactions contemplated by the Merger Agreement.

        Under the Merger Agreement, Parent and Merger Sub will use their reasonable best efforts to consummate on a timely basis to facilitate the closing of the Merger and the financing contemplated by the amended and restated debt commitment letter on the terms set forth therein. In the event any portion of the financing becomes unavailable on the terms and conditions contemplated in the amended and restated debt commitment letter, Parent will promptly notify us and Parent and Merger Sub will use their respective reasonable best efforts to arrange and obtain alternative financing from the same or alternative sources on terms and conditions not materially less favorable, in the aggregate, to Parent or Merger Sub, than the amended and restated commitment letter and in an amount sufficient to consummate the transactions contemplated by the Merger Agreement.

        In connection with Parent's efforts to arrange the financing, we agreed to use our reasonable best efforts to provide, and will use our reasonable best efforts to cause our subsidiaries to provide, such customary and necessary cooperation in connection with the arrangement of the financing as may be reasonably requested by Parent, including (i) reasonably cooperating with due diligence efforts of Parent and the financing sources, including assisting with the furnishing Parent with the customary information regarding the Company and its subsidiaries which is required for the preparation of pro forma financial statements, credit agreements (and security documentation related thereto) and similar documents required in connection with the debt financing, (ii) reasonable best efforts to furnish Parent, as promptly as reasonably practical following Parent's reasonable request, such financial information regarding the Company and its subsidiaries as is customarily required in connection with the executing of financings of a type similar to the debt financing, (iii) reasonably cooperating to permit the prospective lenders involved in the debt financing to evaluate the Company and its subsidiaries' current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable and otherwise reasonably facilitating the grant of a security interest in the collateral and guarantees, in each case, as contemplated by the debt financing, (iv) using reasonable best efforts to cause the Company and each of its subsidiaries' senior officers to participate in a reasonable numbers of meetings, presentations and other sessions and assist with the preparation of materials for rating agency presentations, bank information memoranda and similar documents reasonable required or requested in connection with the debt financing, (v) obtaining any authorization or consent reasonably necessary or required in connection with the debt financing, (vi) obtaining customary payoff letters, lien terminations and instruments of discharge to be delivered at the closing of the Merger to allow for the payoff, discharge and termination in full all indebtedness of the Company required to be terminated and released substantially concurrently with the closing of the Merger, (vii) promptly (but in any event, at least five (5) days prior to the Closing Date) furnishing Parent and the financing sources with all documentation and other information requested by the financing sources in writing at least ten (10) days prior to the closing of the Merger which are required under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act and provide beneficial ownership certifications required pursuant to 31 C.F.R. § 1010.230, (viii) executing and delivering any credit agreements, pledge and security documents, guarantees and other definitive financing documents or requested customary certificates and documents, and (ix) reasonably facilitating the taking of all corporate actions reasonably necessary to permit the consummation of the financing.

        Notwithstanding the foregoing, nothing in the Merger Agreement will (i) require the Company or any of its subsidiaries or their representatives to waive or amend any terms of the Merger Agreement or agree to pay any commitment or other fees or reimburse any expenses in connection with the financing that are not contingent upon the closing of the Merger or incur any actual or potential liability or obligation or give any indemnities in connection with the financing that are not contingent upon the closing of the Merger, (ii) unreasonably interfere with the ongoing business or operations of the Company and its subsidiaries or create an unreasonable risk of damage or destruction to any property or assets of the Company or any of its subsidiaries, (iii) require the Company or any of its subsidiaries to take any action that will conflict with or violate the Company's certificate of incorporation or by-laws, any laws or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any material contract not entered in contemplation of the Merger Agreement to which the Company or any of its subsidiaries is a party, (iv) require the Company or any of its subsidiaries to enter into or approve any financing or purchase agreement for the financing prior to the Effective Time, (v) result in any significant interference with the prompt and timely discharge of the duties of any of the Company's executive officers or senior management, (vi) result in or reasonably be expected to result in any officer or director of the

Company or any of its subsidiaries or their representatives incurring personal liability that with respect to any matters relating to the financing, (vii) require any of the Company or its subsidiaries to consent to the prefiling of UCC-1 financing statements or any other grant of lien or other encumbrances prior to the Effective Time or (viii) require any of the pre-closing boards of directors of the Company or any of its subsidiaries to enter into any resolutions or take similar action to approve or authorize the execution thereof. Neither the Company, nor any of its subsidiaries or their respective representatives will have any liability or incur any losses, damages or penalties with respect to the debt financing in the event the closing of the Merger does not occur. Notwithstanding the above, all corporate, limited liability or other organizational actions shall be deemed to become effective only if and when the closing occurs and shall be derived exclusively from the authority of, and shall only be taken by, the Company Board, the boards of directors of the Company subsidiaries or other governing body of the Company and its subsidiaries as constituted after giving effect to the closing.

        Parent will promptly upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses to the extent such costs are incurred by the Company or any of its subsidiaries in connection with the cooperation provided by the Company in connection with Parent's financing activities. Parent also agreed to indemnify and hold harmless, the Company, its subsidiaries and their respective representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with the financing and any information utilized in connection therewith (other than any information prepared or provided by the Company, its subsidiaries or any of their respective representatives) to the fullest extent permitted by applicable law except, in each case, to the extent resulting from fraud or willful misconduct of the Company or its subsidiaries or any of their respective representatives as determined in a final non-appealable judgment by a court of competent jurisdiction.

Limited Guarantee

        Pursuant to a limited guarantee delivered by the guarantors in favor of the Company, dated as of the date of the Merger Agreement, (the "Limited Guarantee"), Siris Partners III, L.P., Siris Partners III Parallel, L.P., Siris Partners IV, L.P. and Siris Partners IV Parallel, L.P. (the "guarantors") agreed to guarantee as and when due on the terms and subject to the conditions set forth in the Limited Guarantee:

  •
  the obligation of Parent under the Merger Agreement to pay a reverse termination fee if the Merger Agreement is terminated by the Company under specified circumstances (see "The Merger Agreement—Termination Fee"); and

  •
  certain additional amounts, including certain reimbursement and indemnification obligations of Parent under the Merger Agreement.

        We refer to the obligations in the previous two bullets as the "Guaranteed Obligations."

        The guarantors' obligations under the Limited Guarantee are subject to an aggregate cap equal to the amount of (i) the reverse termination fee plus (ii) all reasonable out-of-pocket expenses (including reasonable fees of counsel) incurred by the Company in connection with its enforcement of such guarantee, less the portion of the above amounts, if any, paid to the Company by Parent, Merger Sub or any other person that is not rescinded or otherwise returned.

  •
  Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest of:

  •
  the Effective Time;

  •
  the valid termination of the Merger Agreement in accordance with its terms under circumstances in which Parent would not be obligated to make any payments with respect to any Guaranteed Obligations;

  •
  the payment to the Company by any combination of Parent, Merger Sub, the guarantors and/or any other person of the full amount of the Guaranteed Obligations; and

  •
  three months after the termination of the Merger Agreement under circumstances in which Parent or Merger Sub would be obligated to make any payments that are Guaranteed Obligations if the Company has not presented a written claim for such payment to Parent or the guarantor at the end of such period.

Conditions to the Merger

        The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

  •
  no order issued by any governmental entity of competent jurisdiction or other legal restraint or prohibition making illegal, restraining, enjoining, preventing or prohibiting the consummation of the Merger or makes illegal the consummation of the Merger; and

  •
  the approval of the Merger Agreement by the holders of a majority of the outstanding shares of the Company Common Stock entitled to vote thereon, which we refer to as the stockholders approval, having been obtained in accordance with the DGCL.

        The Company's obligation to effect the Merger is also subject to the satisfaction or waiver by the Company in writing at or prior to the Effective Time of the following additional conditions:

  •
  each of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement that (i) are not made as of a specific date will be true and correct as of the date of the Merger Agreement

  •
  and as of the closing, as though made on and as of the closing and (ii) are made as of a specific date will be true and correct as of such date, in each case, except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" or material adverse effect set forth in such representations and warranties), individually or in the aggregate, has not had a material adverse effect on the ability of Parent to consummate the Merger;

  •
  each of Parent and Merger Sub will have performed or complied with, in all material respects, each of its obligations, agreements and covenants under the Merger Agreement to be performed or complied with by it on or prior to the Effective Time; and

  •
  Parent will have delivered to the Company a certificate, dated as of the closing date, signed by an officer of Parent and certifying as to the satisfaction of the conditions with respect to the representations and warranties and performance of obligations of Parent and Merger Sub.

        The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent in writing at or prior to the Effective Time of the following additional conditions:

  •
  as of the date of the Merger Agreement and as of the Effective Time, as though made on and as of the Effective Time (or, in the case of those representations and warranties that are made as of a specific date, as of such date), (w) the representations and warranties of the Company regarding corporate status and certain of the representations and warranties regarding authority for agreements will be true and correct in all material respects, (x) the representations and warranties of the Company regarding capitalization of it and its subsidiaries will be true and correct in all material respects, provided that if more than one inaccuracy with respect to such representations and warranties caused the aggregate amount to be paid by Parent and Merger Sub in connection with this closing to increase by $3 million or more, such inaccuracy or inaccuracies will be considered material for purposes of this clause (x), (y) the representations and warranties of the

    Company with respect to broker's and finders fees will be true and correct in all respects, and (z) the representations and warranties of the Company regarding anti-takeover laws and brokers will be true and correct in all respects;

  •
  each of the other representations and warranties of the Company contained in the Merger Agreement that (i) are not made as of a specific date will be true and correct as of the date of the Merger Agreement and as of the Effective Time, as though made on and as of the Effective Time and (ii) are made as of a specific date will be true and correct as of such date, in each case, except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to "materiality" or "material adverse effect" set forth in such representations and warranties), individually or in the aggregate, has not had a Company Material Adverse Effect (other than those set forth in the following):

  •
  the Company will have performed or complied with, in all material respects, each of its obligations, agreements and covenants under the Merger Agreement to be performed or complied with by it at or prior to the Effective;

  •
  since June 30, 2018, there will not have occurred any change, event, circumstance, development or effect that has had or would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect; and

  •
  the Company will have delivered to Parent a certificate, dated as of the closing date, signed by an officer of the Company and certifying as to the satisfaction of the above conditions.

Termination of the Merger Agreement

        The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time notwithstanding any approval of the Merger Agreement by the stockholders of the Company, by written notice of the terminating party to the other parties:

  •
  by mutual written consent of Parent and the Company;

  •
  by either Parent or the Company:

  •
  if the Merger has not been consummated on or prior to December 20, 2018 (the "Outside Date"), unless the failure of the Merger to occur prior to the Outside Date is primarily attributable to a failure of the terminating party to perform any of its covenants or obligations under the Merger Agreement which would result in a failure of certain closing conditions;

  •
  at any time prior to the Effective Time if any law or final, non-appealable order, writ, injunction, judgment, decree or ruling (whether temporary, preliminary or permanent) enacted, promulgated, issued or entered by any governmental body makes illegal, restrains, enjoins or prohibits the acceptance for payment of, and payment for, the shares of the Company Common Stock pursuant to the consummation of the Merger;

  •
  the Company stockholder approval shall not have been obtained at the meeting (including any adjournment or postponement thereof);

  •
  by Parent if:

  •
  at any time prior to the Merger if a "Triggering Event" has occurred (for purposes of the Merger Agreement, a "Triggering Event" will be deemed to have occurred if, prior to receiving approval of the Company's stockholders: (i) the Company Board has effected a change in Company Board recommendation; (ii) the Company has failed to recommend the Merger and the approval of the Merger Agreement by the stockholders of the Company; (iii) the Company Board or any committee thereof has approved, endorsed or recommended any Acquisition Proposal; (iv) the Company has executed any contract relating to any Acquisition Proposal other than a customary confidentiality agreement expressly permitted by the Merger Agreement; (v) a tender or exchange offer relating to securities of the Company will have been commenced and the Company will not have sent to its security holders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming its recommendation of the Merger Agreement; (vi) the Company Board failed to publicly reaffirm its recommendation of the Merger Agreement within ten (10) business days after Parent so requests in writing in response to an Acquisition Proposal or revision thereof or proxy solicitation or threatened proxy solicitation or other publicly disclosed campaign or effort to solicit opposition to the transactions contemplated by the Merger Agreement or (vii) there has occurred a material breach of the Company's obligations described above under "Solicitation of Other Offers" or "Stockholders Meeting." A "Triggering Event" does not include any action permitted by the Merger Agreement and described above under "Solicitations of Other Offers" with respect to an Excluded Party);

  •
  there has been a breach or inaccuracy of any representation or warranty contained in the Merger Agreement on the part of the Company (subject in some instances to materiality or "material adverse effect" qualifiers) or the Company has failed to perform or comply with any of its covenants or agreements contained in the Merger Agreement, which breach, inaccuracy or failure to perform or comply (A) would result in the conditions to the Merger relating to the accuracy of the Company's representations and warranties and the Company's compliance with its covenants under the Merger Agreement not being satisfied, and (B) such breach is not curable by the Outside Date, or, if curable, is not cured within thirty (30) days of the date the Parent gives the Company notice of such breach, inaccuracy or failure to perform or comply; provided that Parent or Merger Sub is not then in breach of any representation, warranty, covenant or agreement contained in the Merger Agreement that would otherwise entitle the Company with the right to terminate the Merger Agreement.

  •
  by the Company if:

  •
  there has been a breach or inaccuracy of any representation or warranty contained in the Merger Agreement on the part of Parent of Merger Sub (subject in some instances to materiality or "material adverse effect" qualifiers) or Parent of Merger Sub has failed to perform or comply with any of its covenants or agreements contained in the Merger Agreement, which breach, inaccuracy or failure to perform or comply (A) would result in the conditions to the Merger relating to the accuracy of Parent's and Merger Sub's representations and warranties and Parent's and Merger Sub's compliance with its covenants under the Merger Agreement not being satisfied, and (B) such breach is not curable by the Outside Date, or, if curable, is not cured within thirty (30) calendar days of the date the Company gives Parent notice of such breach, inaccuracy, or failure to comply; provided that the Company is not then in breach of any representation, warranty, covenant or agreement contained in the Merger Agreement such that the Parent has the right to terminate the Merger Agreement;

    •
    (i) all the conditions that are applicable to each party's obligation to consummate the Merger (other than those conditions that by their terms are to be satisfied by actions taken at the closing of the Merger, each of which is capable of being satisfied at that closing), (ii) Parent shall have failed to consummate the Merger by the time required under the Merger Agreement, (iii) the Company has notified Parent in writing that if Parent performs its obligations with respect to and the Equity Financing contemplated by the equity commitment letter and the debt financing contemplated by the debt commitment letter is funded , that the Company stands ready, willing and able to consummate the Merger, (iv) the Company shall have given Parent written notice at least three business days prior to such termination stating the Company's intention to terminate the Merger Agreement in this circumstance and the basis for such termination and (v) the Merger shall not have been consummated by the end of such three day period; or

    •
    prior to the stockholder approval being obtained, the Company Board has made a change in its recommendation in compliance with the terms of the Merger Agreement to enter into a definitive alternative acquisition agreement in respect of a Superior Proposal, provided that prior to any such termination of the Merger Agreement, the Company pays to Parent the $39.1 million termination fee owed to such party under the Merger Agreement, and the Company concurrently enters into such alternative acquisition agreement.

Effect of Termination

        If the Merger Agreement is terminated as described in the section titled "The Merger—Termination", the Merger Agreement will be void and have no effect, and there will not be any liability or obligation on the part of any party, except that:

  •
  certain other provisions of the Merger Agreement, including, among other things, with respect to indemnification, specific performance, expense reimbursement, and the allocation of fees and expenses, including, if applicable, the termination fees described below, will survive termination;

  •
  no termination will affect the obligations of the parties contained in the Confidentiality Agreement or the Limited Guarantee; and

  •
  no termination will relieve the Company from liability for willful breach of a representation, warranty or covenant contained in the Merger Agreement.

Termination Fees

        The Company has agreed to pay Parent a termination fee equal to $39.1 million:

  •
  if the Merger Agreement is terminated by Parent because a Triggering Event has occurred;

  •
  if the Merger Agreement is terminated by the Company because the Company Board authorizes the Company to concurrently with such termination enter into a definitive agreement providing for a transaction constituting a Superior Proposal and concurrently with such termination enters into a definitive agreement providing for such transaction constituting a Superior Proposal; or

  •
  if (i) after the date of the Merger Agreement but prior to the termination of the Merger Agreement in accordance with its terms, the Company shall have received an Acquisition Proposal that becomes publicly known and not withdrawn, (ii) thereafter, the Merger Agreement is terminated (A) by Parent or the Company pursuant to termination right which arises if the Outside Date has occurred prior to the effective date of the Merger and where the failure of the Merger to occur is attributable to the failure to obtain stockholder approval of the Merger Agreement, or (B) by Parent pursuant to the termination right that arises in the context of the Company's breach or inaccuracy of any representation or warranty contained in the Merger Agreement on the part of the

    Company or the Company has failed to perform or comply with any of its covenants or agreements contained in the Merger Agreement, and (iii) within nine (9) months after such termination, the Company will have entered into a definitive written agreement for, or consummates, any Acquisition Transaction (for purposes of this provision, all references to 15% in the definition of "Acquisition Transaction" shall be deemed to be references to 50%).

        The parties agree that in no event will the Company be required to pay the termination fee on more than one occasion.

        Parent has agreed to pay the Company a termination fee of $85.06 million if the Merger Agreement is terminated by the Company (i) pursuant to the termination right that arises in the context of the Parent's or Merger Sub's breach or inaccuracy of any representation or warranty contained in the Merger Agreement that would result in a material adverse effect on the ability of Parent to consummate the Merger in a timely manner, or Parent or Merger Sub has failed to perform or comply with any of its covenants or agreements contained in the Merger Agreement in any material respect, in each case subject to the cure period set forth in the Merger Agreement, or (ii) Parent has failed to consummate the Merger (as such termination right is described above) when required under the Merger Agreement

Expenses

        Except in certain circumstances expressly provided in the Merger Agreement, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such cost or expense.

Specific Performance

        The parties have agreed that irreparable damage would occur for which monetary damages would not be an adequate remedy in the event that any of the provisions of the Merger Agreement are not performed by the other party in accordance with the terms thereof or are otherwise breached. Each party has agreed to waive any requirement for the posting of any bond or similar collateral in connection with the obtaining of any injunctive relief or specific performance. The non-breaching party is therefore entitled to specific performance and the issuance of injunctive and other equitable relief. Notwithstanding anything to the contrary in the Merger Agreement, the parties agreed that Parent has an obligation to cause the equity financing to be funded, including by exercising its rights under the amended and restated equity commitment letter, provided that the Company's right to cause Parent to draw on the equity financing is subject to certain conditions including the satisfaction or waiver of the closing conditions in the Merger Agreement and the availability of the debt financing.

Amendments and Waivers

        At any time prior to the Effective Time, the Merger Agreement may be amended in all respects, by written agreement signed by each of Parent, Merger Sub and the Company except that the provisions in the Merger Agreement relating to financing sources to the extent that an amendment, modification, waiver or termination of such provision would effectively modify the substance of the financing sources' provisions, may not be amended, modified, waived or terminated in a manner that impacts or is adverse in any respect to financing sources without the prior written consent of the financing sources.

        Subject to the prior written consent requirement above and subject to applicable law, at any time prior to the Effective Time, Parent or the Company, as applicable, may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties, in the case of Parent, of the Company and, in the case of the Company, of Parent or Merger Sub, in each case, contained in the Merger Agreement (or in any other document delivered pursuant thereto) and (c) waive compliance with any of the agreements or conditions, in the case of Parent, of the Company and, in the case of the Company, of Parent or Merger Sub, in each case, contained in the Merger Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

 PROPOSAL 1—THE MERGER PROPOSAL

The Merger Proposal

        We are asking you to approve a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, which we refer to as the Merger Proposal. For a detailed discussion of the terms and conditions of the Merger Agreement, see section titled "The Merger Agreement" in this proxy statement. A copy of the Merger Agreement is attached to this proxy statement as Annex A. See also "The Merger" in this proxy statement.

Vote Required

        Approval of the Merger Proposal requires the affirmative vote of holders of a majority of the shares of the Company Common Stock outstanding and entitled to vote as of the close of business on the record date. Failure to vote your shares, an abstention from voting your shares, or a broker non-vote will have the same effect as a vote "AGAINST" the Merger Proposal.

        As described under the section titled "The Merger—Recommendation of the Board and Reasons for the Merger" of this proxy statement, after considering various factors described in such section, the Company Board has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of Web.com and our stockholders. The Company Board has approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and the Company Board unanimously recommends that you vote "FOR" the Merger Proposal.

Recommendation of the Company Board

        The Company Board unanimously recommends that
you vote "FOR" the approval of the Merger Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company Common Stock as of August 30, 2018 by: (i) each 5% stockholders; (ii) each director; (iii) each of the executive officers named in the Summary Compensation Table of our latest proxy statement; (iv) all executive officers and directors of the Company as a group; and (v) all those known by the Company to be beneficial owners of more than five percent of the Company Common Stock.

Beneficial Owner Greater than 5%Holder(1)	Number of Shares	Percent of Total
Starboard Value LP(2)	4,338,756	8.65%
777 Third Avenue, 18th Floor
New York, NY 10017
The Vanguard Group(2)	4,199,304	8.37
100 Vanguard Blvd.
Malvern, PA 19355
First Trust Advisors LP(2)	3,415,902	6.81
120 East Liberty Drive
Suite 400
Wheaton, IL 60187
121 High Street
Boston, MA 02110
BlackRock, Inc. 55 East 52nd Street New York, NY 10022(2)	2,640,972	5.09
Executive Officers and Directors:
David L. Brown(3)	2,142,468	4.20
Kevin M. Carney(4)	256,315	*
Roseann Duran(5)	135,872	*
Jennifer Lada	33,703	*
Timothy P. Cost(6)**	68,763	*
Hugh M. Durden(7)**	154,780	*
Philip J. Facchina(8)**	174,225	*
John Giuliani**	24,726	*
Timothy I. Maudlin(9)**	213,739	*
Robert S. McCoy, Jr.(10)**	184,138	*
Deborah H. Quazzo(11)**	91,976	*
All current executive officers and directors as a group (11 persons)	3,480,705	6.74

*
Less than 1%

**
Non-Executive Director

(1)
This table is based upon information supplied by officers, directors and stockholders and Schedules 13G and 13F filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 50,220,900 shares outstanding as of August 30, 2018, adjusted as required by rules promulgated by the SEC.

(2)
As reported in a Schedule 13F reporting beneficial ownership as of June 30, 2018.

(3)
Includes 68 shares held by Mr. Brown's spouse, 12,316 shares by his grandchildren, for which Mr. Brown is the Trustee, and 732,448 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

(4)
Includes 181,612 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

(5)
Includes 69,905 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

(6)
Includes 25,000 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

(7)
Includes 58,782 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018 and 30,000 restricted stock units, fully vested.

(8)
Includes 82,250 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

(9)
Includes 19,672 shares held by Mr. Maudlin's spouse, 115,375 shares issuable upon the exercise of stock options, exercisable within 60 days after August 30, 2018 and 30,000 restricted stock units, fully vested.

(10)
Includes 10,000 shares held by Mr. McCoy's spouse, and 80,375 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018 and 30,000 restricted stock units, fully vested.

(11)
Includes 82,250 shares issuable upon the exercise of stock options exercisable within 60 days after August 30, 2018.

PROPOSAL 2—EXECUTIVE COMPENSATION PROPOSAL

The Advisory Vote on Executive Compensation for Named Executive Officers

        Section 14A of the Exchange Act requires that Web.com provide its stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the Merger-related compensation arrangements for Web.com's named executive officers (defined, for the purposes of the Exchange Act rules relating to this approval, as those officers who appeared in our most recently-filed summary compensation table and related compensation disclosures) as disclosed in "The Merger—Interests of Our Directors and Executive Officers in the Merger," beginning on page 53.

Compensation Related to Transaction or Subsequent Termination

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of our named executive officers that is based on or otherwise relates to the Merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer receives may materially differ from the amounts set forth in the table.

        The table below assumes that (1) the Merger will occur on October 10, 2018 with a per-share price of $28.00, (2) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the terms of the named executive officer's employment agreement or the severance plan, (3) the named executive officer's base salary rate, target bonus and COBRA premium rate will remain unchanged, (4) no named executive officer receives any additional equity grants or exercises any stock options on or prior to the Merger and (5) no named executive officer enters into a new agreement or is otherwise legally entitled to, prior to the Merger, additional compensation or benefits. The amounts shown in the table do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would vest pursuant to their terms, on or prior to the Merger, or the value of payments or benefits that are not based on or otherwise related to the Merger. In the footnotes to the amounts shown in the table below, we refer to payments that are conditioned on both the occurrence of the Merger as well as the named executive officer's termination of employment as being payable on a "double-trigger" basis and we refer to payments that are conditioned only upon the occurrence of the Merger as being payable on a "single-trigger" basis. The individuals named below represent the named executive officers that were in our annual proxy with respect to the fiscal year ending December 31, 2017.

Golden Parachute Compensation(1)

Name	Cash ($)(2)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Total ($)(5)
David L. Brown	1,680,000	7,002.953	0	8,682,953
Kevin M. Carney	525,000	910,000	18,000	1,453,000
Roseann Duran	217,500	1,049,404	9,000	1,275,904

(1)
The conditions under which each of these payments and benefits are to be provided are set forth in more detail above in "Interests of Our Directors and Executive Officers in the Merger," and in the footnotes below.

(2)
The amounts listed in this column represent the change in control payments for Mr. Brown, and the severance payments under each other executive's employment agreement or under the Company's executive severance benefit plan, as described in more detail above in

  "Interests of Our Directors and Executive Officers in the Merger—Existing Employment Agreements and Severance Plan."

(3)
The amounts listed in this column represent the payments with respect to unvested restricted stock units and unvested options that will vest and be paid out in the Merger, as described in more detail above in "Interests of Our Directors and Executive Officers in the Merger—Conversion of Web.com Equity Awards to Merger Consideration."

(4)
The amounts listed in this column represent the value of payment of welfare plan premiums under each executive's employment agreement or under the Company's executive severance benefit plan, as described in more detail above in "Interests of Our Directors and Executive Officers in the Merger—Existing Employment Agreements Severance Plan."

(5)
The "single trigger" benefits (due upon the closing of the Merger) are the change in control payments to Mr. Brown referenced in footnote (2) and the equity-related payments referenced in footnote (3). The "double trigger" benefits include the severance payments referenced in footnote (2) and the welfare plan premiums referenced in footnote (4). The totals of these amounts are as follows:

Name	Single Trigger ($)	Double Trigger ($)
David L. Brown	$8,682,953	$0
Kevin M. Carney	$910,000	$543,000
Roseann Duran	$1,049,404	$226,500

Indemnification of Directors and Executive Officers and Insurance

        Pursuant to the terms of the Merger Agreement, members of the Company Board and our executive officers will be entitled to certain ongoing indemnification and coverage under directors' and officers' liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification, please see "The Merger Agreement—Indemnification of Directors and Executive Officers and Insurance" (page 97).

        The Company Board encourages you to review carefully the named executive officer Merger-related compensation information disclosed in this proxy statement, and to cast a vote either to approve or disapprove, on an advisory basis, the compensation that may be paid or become payable to Web.com's named executive officers in connection with the Merger, through the following resolution:

  "RESOLVED, that the stockholders of Web.com approve, on an advisory (non-binding) basis, the compensation to be paid by Web.com to its named executive officers, that is based on, or otherwise relates to, its proposed acquisition by Parent, Inc., in the table set forth in the section of the proxy statement for the Merger titled "The Merger—Interests of Our Directors and Executive Officers in the Merger," and in the related notes and narrative disclosure."

        The advisory vote on the Merger-related compensation for Web.com's named executive officers is a vote separate and apart from the vote to adopt the Merger Agreement. Accordingly, you may vote for adoption of the resolution to approve, on an advisory basis, the Merger-related compensation for Web.com's named executive officers and vote not to adopt the Merger Agreement or vice versa. Approval of this proposal is not a condition to completion of the Merger, and the vote with respect to this proposal is advisory only. Because the vote is advisory only, it will not be binding on either Web.com or Parent.

Vote Required and Recommendation of the Company Board

        The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote thereon, provided there is a quorum, is required for approval of this proposal on an advisory (non-binding) basis.

        Abstentions and broker non-votes, if any, will be counted as present for the purpose of determining the presence of a quorum and abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect in determining whether or not the proposal is approved.

The Company Board unanimously recommends that the Company
stockholders vote "FOR" the Executive Compensation Proposal.

PROPOSAL 3—AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL MEETING

The Adjournment Proposal

        If at the Special Meeting of stockholders, the number of shares of the Company Common Stock represented and voting in favor of approval of the Merger Agreement is insufficient to adopt that proposal under the Delaware General Corporation Law, we may move to adjourn or postpone the Special Meeting to enable the Company Board to solicit additional proxies in respect of such proposal. In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not the Merger Proposal or the Executive Compensation Proposal.

        In this proposal, we are asking you to authorize the holder of any proxy solicited by the Company Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn or postpone the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Merger Agreement to defeat that proposal, we could adjourn the Special Meeting without a vote on the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement.

        Failure of this proposal to pass will not affect the ability of the holder of any proxy solicited by us to adjourn the Special Meeting in the event insufficient shares of the Company Common Stock are represented to establish a quorum, or for any other lawful purpose.

Vote Required and Recommendation of the Company Board

        Approval of the proposal to adjourn or postpone the Special Meeting for the purpose of soliciting proxies, if necessary or appropriate, requires the affirmative vote of the holders of a majority of the shares present in person or by proxy at the Special Meeting and voting on the matter.

        The Company Board believes that it is in the best interests of the Company and our stockholders to be able to adjourn or postpone the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting.

        Abstentions and broker non-votes, if any, will be counted as present for the purpose of determining the presence of a quorum and abstentions will have the same effect as a vote against the proposal. Broker non-votes will have no effect in determining whether or not the proposal is approved.

The Company Board unanimously recommends that the Company stockholders vote "FOR" the Adjournment Proposal, if necessary or appropriate.

OTHER MATTERS

        As of the date of this proxy statement, the Company Board is not aware of any matter to be presented for action at the Special Meeting, other than the matters set forth in this proxy statement. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment.

Adjournments and Postponements

        The Special Meeting may be adjourned or postponed without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of the Company Common Stock present, in person or by proxy. We are soliciting proxies to grant the authority to vote in favor of adjournment or postponement of the Special Meeting. In particular, authority is expected to be exercised if the purpose of the adjournment or postponement is to provide additional time to solicit votes in favor of adoption of the Merger Agreement. The Company Board unanimously recommends that you vote in favor of the Adjournment Proposal. In addition, if a quorum is not present at the Special Meeting, the Special Meeting may be adjourned by the chairman of the Special Meeting or by the vote of a majority of the shares represented at the Special Meeting, regardless of whether the Adjournment Proposal is approved, but no other business will be transacted at the Special Meeting until a quorum is present.

Future Stockholder Proposals

        If the Merger is consummated, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the Merger is not consummated, our stockholders will continue to be entitled to attend and participate in meetings of our stockholders.

        We intend to hold an Annual Meeting of Stockholders in 2019 only if the Merger is not consummated. If the Merger is not consummated, please see below for timing of stockholder proposals relating to our 2019 Annual Meeting of Stockholders.

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 8, 2019, to the Secretary of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258. All proposals must comply with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended.

        A stockholder nomination for director or a proposal that will not be included in next year's proxy materials, but that a stockholder intends to present in person at next year's annual meeting, must comply with the notice, information and consent provisions contained in the Company's Bylaws. In part, the Bylaws provide that to timely submit a proposal or nominate a director you must do so by submitting the proposal or nomination in writing, to the Company's Secretary at the Company's principal executive offices no later than the close of business on February 8, 2019, (90 days prior to the first anniversary of the 2018 Annual Meeting Date) nor earlier than the close of business on January 9 2019 (120 days prior to the first anniversary of the 2018 Annual Meeting Date). In the event that the Company sets an annual meeting date for 2019 that is not within 30 days before or after the anniversary of the 2018 Annual Meeting date, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2019 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2019 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made. The Company's Bylaws contain additional requirements to properly submit a proposal or nominate a director. If you plan to submit a proposal or nominate a director, please review the Company's Bylaws carefully. You may obtain a copy of the Company's Bylaws by mailing a request in writing to the Secretary of Web.com at 12808 Gran Bay Parkway West, Jacksonville, Florida 32258.

Where You Can Find More Information

        Web.com files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC public reference room at the following location: Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

        Parent has supplied all information contained in this proxy statement relating to Parent and Merger Sub and Web.com has supplied all information relating to Web.com.

        Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting.

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (filed with the SEC on February 23, 2018);

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 (filed with the SEC on May 4, 2018 and July 31, 2018, respectively); and

  •
  Current Reports on Forms 8-K filed with the SEC on February 9, 2018, May 3, 2018, May 10, 2018, May 22, 2018, June 21, 2018, June 21, 2018, July 24, 2018, August 6, 2018, August 6, 2018, August 15, 2018.

        Notwithstanding the foregoing, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

        If you have any questions about this proxy statement, the Special Meeting or the acquisition by Parent after reading this proxy statement, or if you would like additional copies of this proxy statement, please contact us at:

Web.com Group, Inc.
Address: 12808 Gran Bay Parkway West, Jacksonville, Florida 32258
Telephone: 1-904-680-6600

        This proxy statement contains references to the availability of certain information from our website, www.web.com. By making such references, we do not incorporate into this document the information included on our website.

        This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated September 5, 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the Merger creates any implication to the contrary.

Directions to the Special Meeting Location

        If you plan to attend the Special Meeting and need directions, please contact our Investor Relations Department at 1-904-680-6600.

Miscellaneous

        Web.com has supplied all information relating to Web.com, and Parent has supplied (and Web.com has not independently verified) all of the information relating to Parent and Merger Sub contained in the sections titled "Summary—"The Companies" of this proxy statement.

        You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated September 5, 2018. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary.

        Your vote is very important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by submitting your proxy over the Internet or by telephone as described on your proxy card or voting instruction form.

By Order of the Board of Directors
Web.com Group, Inc.

Matthew P. McClure
 Secretary

September 5, 2018

Annex A

EXECUTION VERSION

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

by and among:

PARKER PRIVATE HOLDINGS II, LLC,

PARKER PRIVATE MERGER SUB, INC.

and

WEB.COM GROUP, INC.

dated as of

AUGUST 5, 2018

Annex A - 1

Annex A - i

Annex A - ii

Annex A - iii

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

        This AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of August 5, 2018 (the "Agreement Date") by and among Parker Private Holdings II, LLC, a Delaware limited liability company ("Parent"), Parker Private Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Web.com Group, Inc., a Delaware corporation (the "Company"), amends and restates in its entirety that certain Agreement and Plan of Merger, dated as of June 20, 2018, by and among the parties hereto (the "Original Agreement"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        WHEREAS, the parties desire to amend and restate the Original Agreement in its entirety on the terms and subject to the conditions set forth herein;

        WHEREAS, the parties intend that Merger Sub will be merged with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly-owned subsidiary of Parent in accordance with the General Corporation Law of the State of Delaware (the "DGCL") pursuant to which, except as otherwise provided herein, all of the issued and outstanding shares of Company Common Stock will be cancelled and converted into the right to receive the Merger Consideration, upon the terms and subject to the conditions of this Agreement;

        WHEREAS, the board of directors of the Company (the "Company Board") has duly (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) adopted this Agreement and the transactions contemplated hereby, including the Merger, (iii) directed that this Agreement be submitted to the stockholders of the Company for their approval and (iv) resolved to recommend that the stockholders of the Company approve this Agreement;

        WHEREAS, the board of directors of Merger Sub has unanimously adopted, and the managing member of Parent has unanimously adopted, in each case, this Agreement and the transactions contemplated hereby, including the Merger;

        WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of the Company to enter into this Agreement, Parent has delivered to the Company the limited guarantee of Siris Partners III, L.P., Siris Partners III Parallel, L.P., Siris Partners IV, L.P., and Siris Partners IV Parallel, L.P. (collectively, the "Guarantors"), dated as of the Agreement Date, in favor of the Company with respect to certain obligations of Parent and Merger Sub under this Agreement (as amended, restated, supplemented, modified or waived, the "Limited Guarantee") as specified in the Limited Guarantee; and

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to prescribe certain conditions to the Merger, in each case, as set forth herein.

Annex A - 1

 AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE I
THE MERGER

        Section 1.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (hereinafter referred to as the "Surviving Corporation") and a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its properties, rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.2    Closing.     Subject to the provisions of this Agreement, the closing of the Merger (the "Closing") shall take place via the electronic exchange of signatures and documentation as soon as practicable, but in any event within three (3) Business Days, following the satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in Article V (except for any conditions that by their nature can only be satisfied on the Closing Date, but subject to the satisfaction of such conditions on the Closing Date or waiver by the Party entitled to waive such conditions); provided, however, the Closing may occur on such other date or at such other time and place as agreed to in writing by Parent and the Company; provided, further, that documents may be delivered and exchanged at the Closing by facsimile, PDF or other electronic means; provided, further, that if the Marketing Period has not ended at the time of the satisfaction or, to the extent permitted hereunder, waiver of the conditions set forth in Article V (except for any conditions that by their nature can only be satisfied on the Closing Date, but subject to the satisfaction of such conditions on the Closing Date or waiver by the Party entitled to waive such conditions), the Closing shall occur on the date following the satisfaction or, to the extent permitted hereunder, waiver of such conditions that is the earliest to occur of (a) a date during the Marketing Period to be specified by Parent in writing on no fewer than three (3) Business Days' notice to the Company and (b) the second (2nd) Business Day following the final day of the Marketing Period.

        Section 1.3    Effective Time.     Subject to the terms and conditions set forth herein, as soon as practicable following the fulfillment or waiver of all of the conditions set forth in Article V, on the Closing Date, the parties shall file the certificate of merger as contemplated by the DGCL (the "Certificate of Merger") together with any required related certificates, filings and recordings, with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the DGCL. The Merger shall become effective upon the date and time of the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware or such other date and time as may be mutually agreed upon by Parent and the Company and set forth in the Certificate of Merger (the "Effective Time").

        Section 1.4    Certificate of Incorporation; Bylaws; Directors and Officers.

                (a)   The Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety at the Effective Time to read as set forth in Exhibit B hereto, and, as so amended, shall be the Certificate of Incorporation of the Surviving

Annex A - 2

Corporation (the "Surviving Charter") until thereafter amended in accordance with the DGCL and such Surviving Charter, subject to Section 4.8.

                (b)   The bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the DGCL and such bylaws (as so amended, the "Bylaws"), subject to Section 4.8.

                (c)   From and after the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case, until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Charter and the Bylaws.

        Section 1.5    Conversion and Exchange of Shares.

                (a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Merger Sub, Parent, the Company or any stockholder of the Company or Merger Sub:

                        (i)    each share of Company Common Stock issued and outstanding immediately prior to the Effective Time ("Shares") (other than (x) shares of Company Common Stock held by the Company, Parent or Merger Sub or any direct or indirect wholly-owned Subsidiary of either the Company or Parent ("Excluded Shares") and (y) shares of Company Common Stock with respect to which the holder thereof has not voted in favor of the Merger or consented to it in writing, has demanded the appraisal of such shares in accordance with, and shall have properly exercised and perfected such holder's demand for appraisal rights with respect to such shares in compliance with the provisions of Section 262 of the DGCL ("Dissenting Shares")) shall be converted into the right to receive, in accordance with this Article I, twenty-eight dollars ($28.00) in cash per share, without interest (the per share cash consideration to be issued to the holders of such Shares, the "Merger Consideration");

                        (ii)   each share of Company Common Stock converted into the Merger Consideration pursuant to Section 1.5(a)(i) shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate that immediately prior to the Effective Time represented any such Shares (each, a "Certificate") or Shares represented by book-entry (the "Book-Entry Shares") (other than Certificates or Book-Entry Shares representing Excluded Shares or Dissenting Shares) shall thereafter represent only the right to receive the Merger Consideration for each share covered thereby upon surrender of such Certificate or transfer of such Book-Entry Shares in accordance with this Article I;

                        (iii)  each Excluded Share issued and outstanding immediately prior to the Effective Time, by virtue of the Merger, shall cease to be outstanding and shall be automatically cancelled and retired without payment of any consideration therefor and shall cease to exist; and

                        (iv)  each share of the common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into one (1) newly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

                (b)   If, during the period commencing on the Agreement Date and ending at the Effective Time, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, merger, issuer tender offer, exchange of shares or other like change with respect to Company Common Stock, then the Merger Consideration shall be appropriately adjusted; provided that the Company shall be required to comply with Section 4.2 in connection with any such action.

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        Section 1.6    Company Equity Awards.

                (a)   Company Options.    Neither Merger Sub nor Parent shall assume any Company Options or substitute for any Company Option any option for Merger Sub or Parent equity, in connection with the Merger or any other Transactions. As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any optionholder, except as set forth in Section 1.6(a) of the Company Disclosure Schedules: (i) all Unvested Company Options outstanding as of immediately prior to the Effective Time shall fully vest and become exercisable, and become Vested Company Options, and (ii) to the extent not exercised prior to the Effective Time, each Company Option shall be cancelled, with each former holder of any such cancelled Company Option becoming entitled to receive, at the Effective Time or as soon as practicable thereafter (but in no event later than three (3) Business Days thereafter), in consideration of the cancellation of such Company Option, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 1.9), equal to the product of: (A) the excess, if any, of the Merger Consideration over the exercise price per share of each such Company Option; and (B) the number of shares of Company Common Stock underlying such Company Option; provided, however, that if the exercise price per share of any such Company Option is equal to or greater than the Merger Consideration, such Company Option shall be cancelled and terminated without any cash payment being made in respect thereof.

                (b)   Company Restricted Shares.

                        (i)    As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder thereof, each share of Company Common Stock subject to time-based vesting restrictions granted under a Stock Plan (a "Company Restricted Share") that is outstanding immediately prior to the Effective Time shall become fully vested and nonforfeitable and shall be converted automatically into and shall thereafter represent the right to receive the Merger Consideration.

                        (ii)   As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder thereof, each share of Company Common Stock subject to performance-based vesting restrictions granted under a Stock Plan (a "Company Performance Share") that is outstanding immediately prior to the Effective Time shall become fully vested and nonforfeitable based upon an assumed achievement of one hundred percent (100%) of the target level of performance in each and every performance year remaining. Such vested Company Performance Shares shall be converted automatically into and shall thereafter represent the right to receive the Merger Consideration.

                (c)   Company RSUs.

                        (i)    Neither Merger Sub nor Parent shall assume any Company RSU or substitute for any Company RSU any similar award for Merger Sub or Parent equity, in connection with the Merger or any other Transactions.

                        (ii)   As of immediately prior to the Effective Time, and conditioned upon the occurrence of the Effective Time, and without any action on the part of any holder of Company RSUs, all Unvested Company RSUs outstanding as of immediately prior to the Effective Time shall fully vest and become Vested Company RSUs. In the case of Unvested Company RSUs that are subject to performance-based vesting conditions, the number of Unvested Company RSUs that become Vested Company RSUs shall be based upon an assumed achievement of one hundred percent (100%) of the target level of performance in each and every performance year remaining.

                        (iii)  Each Vested Company RSU that is outstanding immediately prior to the Effective Time shall be cancelled at the Effective Time, and, in exchange therefor, the Surviving Corporation shall pay to each former holder of any such Vested Company RSU, at the Effective Time or as soon as practicable thereafter (but in no event later than ten (10) Business Days thereafter), an amount in cash (without

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interest and subject to deduction for any required withholding Tax as contemplated in Section 1.9) equal to the product of (A) the Merger Consideration and (B) the number of shares of Company Common Stock subject to such Company RSU; provided that notwithstanding anything to the contrary contained in this Agreement, any payment in respect of any Vested Company RSU which immediately prior to such cancellation was treated as "deferred compensation" subject to Section 409A of the Code shall be made on the applicable settlement date for such Vested Company RSU if required in order to comply with Section 409A of the Code.

                (d)   Payment of Company Options and Vested Company RSUs.    Parent shall take all actions necessary so that, no later than three (3) Business Days after the Effective Time (or such later time required by the proviso included in Section 1.6(c)(iii)), the Surviving Corporation shall pay or cause to be paid to each holder of Employee Options and Vested Company RSUs the amounts to which such holder is entitled as determined in accordance with this Section 1.6 through the payroll of the Surviving Corporation or the applicable Company Subsidiary, and shall pay to each holder of Non-Employee Options the amounts to which such holder is entitled as determined in accordance with this Section 1.6 through the standard accounts payable procedures of the Surviving Corporation or the applicable Company Subsidiary. In the event that the Surviving Corporation has insufficient cash to make such payment to each holder of Company Options and Company RSUs as of the Effective Time, Parent shall pay such amounts or provide to the Surviving Corporation, on the Closing Date, sufficient cash to pay such amounts.

                (e)   Further Actions.    The Company Board (or, if appropriate, any committee thereof administering the Stock Plans) shall take such actions as are necessary to approve and effectuate the foregoing provisions of this Section 1.6, including making any determinations and/or resolutions of the Company Board or a committee thereof or any administrator of a Stock Plan as may be necessary.

        Section 1.7    Closing of the Company's Transfer Books.     At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further registrations or transfers of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, any Certificates or Book-Entry Shares are presented to the Payment Agent or to the Surviving Corporation or Parent, they shall be marked cancelled and shall be exchanged as provided in Section 1.8 below.

        Section 1.8    Surrender of Certificates.

                (a)   Prior to the Closing Date, Parent shall select a reputable bank or trust company to act as payment agent in the Merger (the "Payment Agent"). On or prior to the Closing Date, Parent shall deposit, or shall cause to be deposited, with the Payment Agent, separate and apart from its other funds, for the purpose of exchanging Merger Consideration for Certificates and Book-Entry Shares (other than Certificates or Book-Entry Shares representing Excluded Shares or Dissenting Shares), cash sufficient to pay the aggregate Merger Consideration payable pursuant to Section 1.5 with respect to such Shares, including, for the avoidance of doubt, the Company Restricted Shares and the Company Performance Shares. The cash amount so deposited with the Payment Agent is referred to as the "Payment Fund." The Payment Agent will invest the funds included in the Payment Fund in the manner directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available). Any interest or other income resulting from the investment of such funds shall be the property of Parent.

                (b)   As promptly as practicable after the Effective Time, but in no event more than three (3) Business Days following the Effective Time, the Surviving Corporation shall cause the Payment Agent to mail to each holder of record of Shares (as of immediately prior to the Effective Time) (A) a letter of

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transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Payment Agent) and/or (B) instructions for effecting the surrender of the Certificates or transfer of the Book-Entry Shares in exchange for the Merger Consideration.

                (c)   Each holder of shares of Company Common Stock (other than Excluded Shares or Dissenting Shares) shall, upon (A) surrender to the Payment Agent of Certificates for cancellation, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, such other documents as may be required pursuant to such instructions, and the applicable declaration for Tax withholding purposes, or (B) compliance with the reasonable procedures established by the Payment Agent for delivery of Book-Entry Shares, shall be entitled to receive in exchange therefor, the aggregate Merger Consideration in respect thereof and the Certificates so surrendered and Book-Entry Shares so transferred shall forthwith be cancelled, subject to Section 1.9. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates or due transfer of the Book-Entry Shares. The Payment Agent shall accept such Certificates and Book-Entry Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. Until so surrendered or delivered, as the case may be, each such Certificate or Book-Entry Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration pursuant to this Article I.

                (d)   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond in a reasonable amount as the Surviving Corporation may determine as indemnity against any claim that may be made against it with respect to such Certificate, the Payment Agent will issue the Merger Consideration in exchange for such lost, stolen or destroyed Certificate. Delivery of such affidavit and the posting of such bond, if so required, shall be deemed delivery of a Certificate with respect to the relevant Common Shares for purposes of this Article I.

                (e)   In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment of the Merger Consideration in respect of the applicable Shares may be made to a Person other than the Person in whose name the Certificates so surrendered or the Book-Entry Shares so transferred are registered if such Certificates shall be properly endorsed or otherwise be in proper form for transfer or such Book-Entry Shares shall be properly transferred and, in each case, the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment of the Merger Consideration in respect thereof or establish to the reasonable satisfaction of the Surviving Corporation and the Payment Agent that such Tax has been paid or is not applicable.

                (f)    Any portion of the Payment Fund that remains unclaimed or undistributed to holders of Certificates or Book-Entry Shares as of the date that is one (1) year after the Closing Date shall be delivered to or as directed by the Surviving Corporation upon demand, and any such holder who has not previously complied with this Article I shall thereafter look only to the Surviving Corporation for payment of any such holder's claim for the Merger Consideration, without any interest thereon. Notwithstanding anything herein to the contrary, neither Parent nor the Surviving Corporation shall be liable to any holder of any Certificate or to any other Person with respect to any Merger Consideration delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law. Any amounts remaining unclaimed by holders of shares of Company Common Stock immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

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                (g)   Any portion of the Payment Fund made available to the Payment Agent to pay for Dissenting Shares shall be returned to the Surviving Corporation upon Demand.

        Section 1.9    Withholding Rights.     Notwithstanding any other provision of this Agreement, each of the Payment Agent, Parent and the Surviving Corporation (each, a "Payor") shall be entitled to deduct and withhold from the Merger Consideration or other amounts otherwise payable pursuant to this Agreement such amounts as such Payor is required to deduct or withhold and pay over to the appropriate Governmental Authority with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law or under any other applicable Law. Each Payor shall request from and allow recipients of consideration a reasonable opportunity to provide documentation establishing exemptions from or reductions of such withholdings. To the extent such amounts are so deducted or withheld and paid over to the appropriate taxing authority by the applicable Payor in accordance with applicable Law, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

        Section 1.10    Transfer Taxes.     All transfer, documentary, sales, use, stamp, registration, value-added and other similar Taxes and fees incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Parent.

        Section 1.11    Appraisal Rights.

                (a)   Notwithstanding anything in this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration as provided in Section 1.5(a)(i), but rather, the holders of Dissenting Shares shall be entitled only to payment of the appraisal value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL less any applicable Taxes required to be withheld in accordance with Section 1.9 with respect to such payment (and, at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holders shall cease to have any right with respect thereto, except the right to receive the appraisal value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL); provided, that, if any such holder of Dissenting Shares shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal and payment under and to the extent set forth in and in accordance with Section 262 of the DGCL (whether occurring before, at or after the Effective Time), then the right of such holder to be paid the fair value of such holder's Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for, the right to receive the Merger Consideration (without interest thereon) as provided in Section 1.5(a)(i), and such shares shall not be deemed to be Dissenting Shares.

                (b)   The Company shall give Parent: (i) prompt written notice of (A) any written demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL or any other written communication with the Company that relates to a demand for appraisal or payment with respect to Dissenting Shares; (B) any withdrawal or attempted withdrawal of any such demand; and (C) any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL with respect to the exercise or purported exercise of appraisal rights; and (ii) the opportunity to participate in, at Parent's election and expense, all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not, except with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), make any payment or settlement offer or settle any such demands prior to the Effective Time with respect to any such demand, notice or instrument. Each holder of Dissenting Shares who becomes entitled under Section 262 of the DGCL to receive payment of the "fair value" for such holder's shares shall receive such payment therefor from the Surviving Corporation after giving effect to any withholdings received by applicable Law (but only after the amount thereof shall have been finally determined pursuant to the DGCL), and such shares shall be retired and cancelled as of the Effective Time. Any payments required to be made with respect to the Dissenting Shares shall be made by Parent or the Surviving Corporation or, if the Payment Fund is being

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administered by the Payment Agent at such time, the Payment Agent, and the aggregate Merger Consideration (and, if applicable, the Payment Fund) shall be reduced, on a dollar for dollar basis, as if the holder of such Dissenting Shares had not been a stockholder on the Closing Date.

        Section 1.12    Further Action.     If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take and shall take such action.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in (i) the reports, schedules, forms, registration statements and other documents (including exhibits and all information incorporated by reference) filed by the Company with the United States Securities and Exchange Commission (the "SEC") prior to the Agreement Date (in each case, each, an "Available Company SEC Document"), or (ii) the Company Disclosure Schedules (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein; provided that any disclosure set forth with respect to any particular section shall be deemed to be disclosed in reference to all other applicable sections of this Agreement if the disclosure in respect of the particular section is sufficient on its face without further inquiry reasonably to inform Parent of the information required to be disclosed in respect of such other sections)) delivered by the Company to Parent on the Agreement Date (the "Company Disclosure Schedules"), the Company hereby represents and warrants to Merger Sub and Parent as follows:

        Section 2.1    Organization.     Each of the Company and the Subsidiaries of the Company (the "Company Subsidiaries") is a corporation, limited liability company or limited partnership duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization. Each of the Company and the Company Subsidiaries has all requisite power and authority and possesses all governmental franchises, licenses, permits, foreign qualifications, authorizations and approvals necessary to enable it to own, operate and lease its properties and to carry on its business as now conducted, except for such franchises, licenses, permits, authorizations and approvals, the lack of which, individually or in the aggregate, has not had or would not reasonably be expected to have a Company Material Adverse Effect. The copies of the certificate of incorporation and bylaws of the Company which are incorporated by reference as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "Company Charter Documents") are complete and correct copies of such documents and contain all amendments thereto as in effect on the Agreement Date.

        Section 2.2    Capitalization.

                (a)   The authorized capital stock of the Company consists of (i) 98,200,000 shares of Company Common Stock and (ii) 33,300,693 shares of preferred stock, par value $0.001 per share, ("Company Preferred Stock"). As of the close of business on August 1, 2018 (the "Capitalization Date"): (A) 50,092,668 shares of Company Common Stock were issued and outstanding (including 1,663,922 shares of Company Restricted Shares), (B) 385,001 Company Performance Shares, assuming such awards vest at 100% of target; (C) no shares of Company Preferred Stock were issued or outstanding; (D) 3,643,332 shares of Company Common Stock were held by the Company in its treasury; (E) there were outstanding Company Options to purchase 4,847,777 shares of Company Common Stock; and (F) 226,438 shares of Company Common Stock were subject to issuance pursuant to outstanding Company RSUs, assuming such awards vest at 100% of target. As of the close of business on the Capitalization Date, there were outstanding Company Options to purchase 4,262,561 shares of Company Common Stock with an exercise price below the Merger Consideration, assuming cash exercise of such Company Options. The weighted average

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exercise price of all such Company Options with an exercise price below the Merger Consideration, as of the close of business on the Capitalization Date, was $15.5853096 per share. The Conversion Rate (as defined in the Company Convertible Notes Indenture) in respect of the Company Convertible Notes is 28.5714 shares of Company Common Stock per $1,000 in principal amount of the Company Convertible Notes.

                (b)   Since the Capitalization Date and through the Agreement Date, the Company has not authorized the creation or issuance of, or issued, or authorized or effected any split-up or any other recapitalization of, any of its capital stock, or directly or indirectly redeemed, purchased or otherwise acquired any of its outstanding capital stock. The issued and outstanding shares of Company Common Stock have been, and all shares that may be issued pursuant to any Stock Plan or as contemplated or permitted by this Agreement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights. The Stock Plans and all award agreement thereunder provide that in the case of Company Equity Awards that are subject to performance-based vesting conditions which are not assumed in a change of control transaction, such Company Equity Awards shall accelerate upon such upon a change of control with respect to one hundred percent (100%) of the shares of Company Common Stock that would vest assuming achievement of one hundred percent (100%) of the target level of performance.

                (c)   The Company has made available to Parent or its counsel complete copies of the Stock Plans and the forms of stock option, restricted stock and restricted stock unit awards and agreements evidencing the Company Equity Awards. The Stock Plans are the only material plans under which the Company has issued, granted or awarded stock options, restricted stock, restricted stock units, performance shares or other compensatory equity or equity-based awards that are outstanding as of the Agreement Date. Except with respect to the redemption and repurchase rights and obligations of the Company with respect to the Company Convertible Notes pursuant to the Company Convertible Notes Indenture, the Company does not have any material outstanding contractual obligations to redeem, purchase or otherwise acquire any outstanding shares of capital stock of the Company. Other than the Company Common Stock and the Company Convertible Notes, there are no outstanding bonds, debentures, notes or other indebtedness or securities of the Company having the right to vote (or, other than the outstanding Company Equity Awards, convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth in Section 2.2(c) of the Company Disclosure Schedules and the Company Convertible Notes Indenture, neither the Company nor any Company Subsidiary is a party to any material agreement, arrangement or understanding (including any voting agreements, voting trusts or proxies, stockholders agreements, "poison pill" or rights agreement or registration rights agreements) with respect to the voting, registration, sale, purchase or transfer of any capital stock or with respect to other Company securities or securities of any wholly-owned Company Subsidiary.

                (d)   Except for the securities (w) set forth in Section 2.2(a), (x) issuable upon the exercise of Company Stock Options, (y) issuable upon the vesting of Company RSUs or (z) the issuance of which is permitted by Section 4.2 or was consented to by Parent, as of the Capitalization Date, (i) no shares of capital stock or other voting securities of the Company are issued, reserved for issuance or outstanding, and (ii) there are no outstanding securities, restricted shares, restricted stock units, performance shares or units, options, warrants, calls, rights (including stock appreciation rights and contingent value rights), "phantom" stock or similar securities commitments, agreements, arrangements or undertakings of any kind (other than this Agreement) to which the Company or any of the Company Subsidiaries is a party or by which any of them is bound (the items described in clauses (i) and (ii) of this Section 2.2(d) being referred to collectively as the "Company Securities") obligating the Company or any of the Company Subsidiaries to (A) issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of the Company or of any of the Company Subsidiaries, (B) issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement

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or undertaking or (C) give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of the capital stock of the Company or any of the Company Subsidiaries. Except with respect to the obligations of the Company with respect to the Company Convertible Notes under the indenture related thereto, there are no outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any of the Company Securities.

                (e)   No shares of Company Common Stock or other equity securities of the Company are owned by any Company Subsidiary.

                (f)    As of the Capitalization Date, there were outstanding Company Options with an exercise price equal to or in excess of the Merger Consideration to purchase 585,216 shares of Company Common Stock, assuming cash exercise of such Company Options. None of the outstanding Company Options granted under the Company's 2005 Equity Incentive Plan were unvested as of the Capitalization Date.

        Section 2.3    Authorization; No Conflict.

                (a)   The Company has the requisite corporate power and authority to execute and deliver this Agreement and each other Transaction Document to which the Company is a party, to perform its obligations hereunder and thereunder and, subject to the approval of this Agreement by the holders of at least a majority of the outstanding Common Shares entitled to vote in accordance with the DGCL (the "Company Stockholder Approval"), to consummate the Transactions. Except for the Company Stockholder Approval, the execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which the Company is a party and the consummation of the Transactions have been duly and validly authorized by all necessary corporate action on behalf of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any other Transaction Document to which the Company is a party or to consummate the Transactions, other than the Company Stockholder Approval and the filing of the Certificate of Merger pursuant to the DGCL. Each of this Agreement and each other Transaction Document that the Company is a party to has been, or will at the Closing be, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles.

                (b)   The Company Board, at a meeting duly called and held, and as of the Agreement Date not subsequently rescinded or modified in any way, duly adopted resolutions (i) adopting this Agreement and the Transactions, including the Merger, (ii) determining that the terms of the Merger and the other Transactions are advisable and fair to and in the best interests of the Company and its stockholders, (iii) directing that this Agreement be submitted to the stockholders of the Company for their approval, and (iv) recommending that the stockholders of the Company approve the Merger and this Agreement.

                (c)   Subject to the Company Stockholder Approval, neither the execution, delivery or performance by the Company of this Agreement or any other Transaction Document to which the Company is a party nor the consummation by the Company of the Transactions nor compliance by the Company with any of the provisions herein will (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws or other similar organizational documents of the Company or any of the Company Subsidiaries, (ii) except as set forth in Section 2.3(c) of the Company Disclosure Schedules, result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by the Company under, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets owned or operated by the Company or any Company Subsidiaries pursuant to the

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terms, conditions or provisions of, any Company Material Contract or (iii) subject to obtaining or making the approvals, filings and notifications referred to in Section 2.3(d) below, violate any judgment, ruling, order, writ, injunction or decree ("Judgment") or any Law applicable to the Company or any of the Company Subsidiaries or any of their respective properties or assets, other than any such event described in items (ii) or (iii) which, individually or in the aggregate, has not had or would not reasonably be expected to have a Company Material Adverse Effect (excluding the exception in clause (vii) in the definition of Company Material Adverse Effect).

                (d)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority (a "Governmental Approval") is necessary to be obtained or made by the Company or any Company Subsidiary in connection with the Company's execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party or the consummation by the Company of the Transactions, except for (i) compliance with the DGCL, with respect to the filing of the Certificate of Merger, (ii) compliance with and submission of filings, forms, declarations, notifications, registrations and notices required to be filed with Governmental Authorities under any Antitrust Law, (iii) compliance with the rules and regulations of NASDAQ, (iv) compliance with the applicable requirements of the Exchange Act, (v) compliance with the "blue sky" Laws of various states, (vi) based in part on the representations of Parent and Merger Sub in Section 3.3(b), the approvals, filings and notifications imposed by applicable Laws that are set forth in Section 2.3(d) of the Company Disclosure Schedules, and (vii) such other Governmental Approvals where the failure to obtain or take such action, individually or in the aggregate, has not had or would not reasonably be expected to have or result in a Company Material Adverse Effect (excluding the exception in clause (vii) in the definition of Company Material Adverse Effect).

        Section 2.4    Subsidiaries.

                (a)   As of the Agreement Date, the Company Subsidiaries and their respective jurisdictions of organization are identified in Section 2.4(a) of the Company Disclosure Schedules.

                (b)   All of the outstanding shares of capital stock or other equity securities of, or other ownership interests in, each Company Subsidiary are, where applicable, duly authorized, validly issued, fully paid and nonassessable, and such shares, securities or interests are owned by the Company or by a Company Subsidiary free and clear of any Liens (other than Permitted Liens). There are no issued, reserved for issuance or outstanding (i) securities of the Company or any Company Subsidiary convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Company Subsidiary, (ii) subscriptions, warrants, calls, options or other rights to acquire from the Company or any Company Subsidiary, or other obligations of the Company or any Company Subsidiary to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Company Subsidiary or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares or units, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or ownership interests in, any Company Subsidiary (the items in clauses (i) through (iii) together with any capital stock or other voting securities of, or ownership interests in, any Company Subsidiary being referred to collectively as the "Company Subsidiary Securities").

                (c)   There are no agreements requiring the Company or any Company Subsidiary to make contributions to the capital of, or lend or advance funds to, any Company Subsidiary. There are no outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Except for Equity Interests in the Company Subsidiaries or as set forth in Section 2.4(c) of the Company Disclosure Schedules, the Company does not own, directly or indirectly, any capital stock and/or other voting securities of or ownership interest in any Person.

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        Section 2.5    SEC Reports and Financial Statements.

                (a)   Except as set forth in Section 2.5(a) of the Company Disclosure Schedules, since January 1, 2015, the Company has timely filed or furnished (subject to and including the extension periods permitted under, and in compliance with, Rule 12b-25 promulgated under the Exchange Act) with the SEC all forms, reports, schedules, registration statements, definitive proxy statements and other documents (collectively, including all exhibits thereto, the "Company SEC Reports") required to be filed or furnished by the Company with the SEC from and after January 1, 2015. As of their respective filing dates, and giving effect to any amendments or supplements thereto filed prior to the Agreement Date, the Company SEC Reports filed on or prior to the Agreement Date have complied, and each Company SEC Report filed subsequent to the Agreement Date will comply, in all material respects as to form with the requirements of the Securities Act, the Exchange Act, and the respective rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Reports, and none of the Company SEC Reports filed on or prior to the Agreement Date contained at the time it was filed, and none of the Company SEC Reports filed subsequent to the Agreement Date will contain at the time it is filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company Subsidiaries is required to file any forms, reports or other documents with the SEC pursuant to Section 13 or 15 of the Exchange Act.

                (b)   Each Company SEC Report that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (c)   The consolidated balance sheets and the related consolidated statements of income, stockholders' equity and cash flows (including, in each case, any related notes and schedules thereto) (collectively, the "Company Financial Statements") of the Company contained in the Company SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as otherwise noted therein or to the extent required by GAAP) and present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and the Company Subsidiaries as of the dates or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end adjustments). Except as reflected in the Company Financial Statements or for liabilities incurred since the Company Balance Sheet Date in the ordinary course of business, neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and the Company Subsidiaries or in the notes thereto which, individually or in the aggregate, has had a Company Material Adverse Effect.

                (d)   The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) and a system of internal controls over financial reporting (as defined in Rules 13a-15 and 15d-15(f) under the Exchange Act) that are reasonably sufficient in all material respects to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States, (ii) that receipts and expenditures are executed in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company's assets that would materially affect the Company's financial statements. Except as disclosed in Company SEC Reports, as of December 31, 2017, (i) no material weakness or significant deficiency was identified in management's assessment in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely

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affect the Company's ability to record, process, summarize and report financial information and (ii) no fraud, to the Knowledge of the Company, whether or not material, was identified involving management or other employees who have a significant role in internal controls (nor has any such weakness, deficiency or fraud been identified between that date and the Agreement Date).

                (e)   The Company is in compliance in all material respects with all current listing and corporate governance requirements of NASDAQ, and is in compliance in all material respects with all rules, regulations and requirements of the Sarbanes-Oxley Act.

                (f)    There are no unconsolidated Company Subsidiaries or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K of the SEC that have not been described in the Company SEC Reports.

                (g)   The Company has previously made available to Parent true and complete copies of all comment letters received from the SEC and its responses thereto, to the extent that such letters and responses have not been published on the SEC's EDGAR site. As of the Agreement Date, there are no outstanding or unresolved comments in letters received from the SEC (or the staff of the SEC) with respect to the Company SEC Reports.

        Section 2.6    Absence of Material Adverse Changes, etc.     Since the Company Balance Sheet Date through the Agreement Date, (a) the Company and the Company Subsidiaries have conducted their business in all material respects in the ordinary course of business consistent with past practice, (b) there has not been or occurred any event, condition, change, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect and (c) neither the Company nor any of the Company Subsidiaries has taken any action that would be prohibited by clauses (iv), (v), (vi), (viii), (ix), (xi), (xii), (xiii), (xvii) or (xviii) (to the extent clause (xviii) relates to the aforementioned clauses) of Section 4.2(b) if taken without the consent of Parent after the Agreement Date.

        Section 2.7    Litigation.     Except as set forth in Section 2.7 of the Company Disclosure Schedules, as of the Agreement Date, there are no material Legal Proceedings pending against the Company or any of the Company Subsidiaries or, to the Knowledge of the Company, threatened against, the Company or any of the Company Subsidiaries. There are no material Judgments of any Governmental Authority or Person outstanding or in effect against the Company or any of the Company Subsidiaries.

        Section 2.8    Information Supplied.     None of the information supplied or to be supplied by or on behalf of the Company or any of the Company Subsidiaries expressly for inclusion or incorporation by reference in the Proxy Statement that is contained or incorporated by reference in the Proxy Statement, as of the date it is first mailed to the stockholders of the Company, and at the time of the Company Stockholders' Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the Exchange Act. No representation or warranty is made by the Company as to the accuracy of any financial projections or forward-looking statements, or with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by Parent, Merger Sub or any of their respective Representatives for inclusion or incorporation by reference in the Proxy Statement.

        Section 2.9    Broker's or Finder's Fees.     Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (the "Company Financial Advisors") no agent, broker, Person or firm acting on behalf of the Company or any Company Subsidiary or under the Company's or any Company Subsidiary's authority is or will be entitled to any commission or broker's or finder's fee or commission from any of the parties hereto in connection with any of the Transactions. Section 2.9 of the

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Company Disclosure Schedules sets forth the estimated maximum aggregate amount of fees that the Company Financial Advisors may be entitled to in connection with this Agreement and the Transactions.

        Section 2.10    Employee Plans.

                (a)   Section 2.10(a) of the Company Disclosure Schedules sets forth all material Company Employee Benefit Plans and material Company Employee Agreements (collectively, the "Company Plans"), and identifies the country in which such Company Plan is maintained.

                (b)   Except as set forth in Section 2.10(b) of the Company Disclosure Schedules, with respect to each Company Plan, the Company has made available to Parent a true, correct and complete copy of: (i) each written Company Plan and Company Employee Agreement and all amendments thereto, if any; (ii) the current summary plan description and any material modifications thereto, if any, or a written summary with respect to any plan for which no summary plan description exists; (iii) the most recent determination letter (or if applicable, advisory or opinion letter) from the Internal Revenue Service, if any; (iv) the Form 5500 Annual Return/Report and accompanying schedules and attachments for the most recently completed plan year, if any; (v) the most recently prepared actuarial reports and financial statements, if any; and (vi) all material correspondence within the preceding three (3) years to or from the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation, or other governmental agency relating to any audit, investigation or voluntary correction of such Company Plan.

                (c)   Each Company Employee Benefit Plan that is intended to be "qualified" within the meaning of Section 401(a) of the Code is the subject of a favorable determination letter (or, if applicable, is entitled to rely on an advisory or opinion letter) from the Internal Revenue Service that has not been revoked, and to the Knowledge of the Company, no event has occurred and no condition exists that would reasonably be expected to adversely affect the qualified status of any such Company Employee Benefit Plan or result in the imposition of any material liability, penalty or Tax under ERISA or the Code.

                (d)   (i) Each Company Plan has been operated and administered in all material respects in accordance with its provisions and in compliance with all applicable provisions of ERISA and the Code; and (ii) all payments and contributions required to be made under the terms of any Company Plan have been made or the amount of such payment or contribution obligation has been reflected in the financial statements included in the currently applicable Available Company SEC Documents which are publicly available prior to the Agreement Date.

                (e)   In the last six (6) years, neither the Company nor any Company Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, and neither the Company nor any Company Affiliates otherwise has any liability (including any contingent liability) with respect to, (i) a plan that is subject to Sections 412 of the Code or Section 302 or Title IV of ERISA, or (ii) a "multiemployer plan" within the meaning of Section 3(37) of ERISA. No Company Employee Benefit Plan is a "multiple employer welfare arrangement" (as defined in Section 3(40) of ERISA).

                (f)    Except as otherwise provided in this Agreement or as set forth in Section 2.10(f) of the Company Disclosure Schedules, neither the execution of this Agreement nor the Company Stockholder Approval nor the consummation of the Transactions will (either alone or together with any other event) (i) entitle any current or former Company Employee to any payment or benefit, including any bonus, retention, severance or retirement payment or benefit; or (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Plan.

                (g)   Except as set forth in Section 2.10(g) of the Company Disclosure Schedules, (i) neither the execution of this Agreement, Company Stockholder Approval nor the consummation of the Transactions (either alone or together with any other event) will, or would reasonably be expected to, result in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code and (ii) no Company Plan, and neither the Company nor any Company Subsidiary, provides for a "gross-up" or

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similar payment in respect of any Taxes that may become payable under Sections 409A or 4999 of the Code.

                (h)   Each Company Plan that is or forms part of a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code complies in all material respects with, and the Company and all Company Subsidiaries have materially complied in practice and operation with, all applicable requirements of Section 409A of the Code.

                (i)    None of the Company, any Company Subsidiary or any Company Plan provides or has an obligation to provide any post-retirement medical benefits (whether insured or self-insured) to any current or former Company Employee (other than coverage mandated by applicable Law, including benefits required to be provided to avoid excise Tax under Section 4980B of the Code). The Company and each Company Affiliate have complied in all material respects with Section 4980B of the Code or Part 6 of Subtitle B under Title I of ERISA or similar applicable Law.

                (j)    There is no action, suit, investigation, audit, proceeding or claim pending or, to the Knowledge of the Company, threatened against any Company Plan before any court or arbitrator or any Governmental Authority, including the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation.

                (k)   Neither the Company nor any Company Subsidiary has been a party to, a sponsoring employer of, or otherwise is under any liability or obligation with respect to any defined benefit pension scheme, final salary scheme or any death, disability or retirement benefit calculated by reference to age, salary or length of service or any of them, for employees working outside of the U.S. Neither the Company nor any Company Subsidiary has discriminated against, or in relation to, any employees on grounds of age, sex, disability, marital status, hours of work, fixed-term or temporary agency worker status, sexual orientation, or religion or belief in providing pension, lump-sum, death, ill-health, disability or accident benefits (to the extent such grounds are legally protected categories locally) such that the Company or any Company Affiliate could reasonably be subject to material liability relating thereto.

        Section 2.11    Opinion of Financial Advisor.     The Board has received from each Company Financial Advisor an opinion, dated as of the Agreement Date, to the effect that, as of the date of such opinion, on the basis of and subject to the assumptions, limitations, qualifications and other matters set forth in therein or considered in the preparation thereof, the Merger Consideration to be received by the holders of Shares in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders. Signed copies of such opinions have been made available to Parent solely for informational purposes.

        Section 2.12    Taxes.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect:

                (a)   (i) each of the Company and each Company Subsidiary has duly and timely filed (taking into account any validly obtained extensions for filing) all material Tax Returns required to be filed by, or on behalf of, the Company or any Company Subsidiary in the manner prescribed by applicable Law, except as set forth in Section 2.12(a) of the Company Disclosure Schedules, and all such Tax Returns (taking into account all amendments thereto) are true, complete and correct in all material respects; (ii) all Taxes due and payable (whether or not shown on such Tax Returns) have been timely paid in full and the Company and each Company Subsidiary has made adequate provision (or adequate provision has been made on its behalf) in accordance with GAAP on the appropriate financial statements for all Taxes that accrued as of the Company Balance Sheet Date that are not yet due, except with respect to matters contested in good faith or for which adequate reserves have been established on the appropriate financial statements in accordance with GAAP; (iii) no written claim has ever been made by any Governmental Authority in any jurisdiction where the Company or any Company Subsidiary does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation by that jurisdiction; and (iv) except as set forth in Section 2.12(a) of the Company Disclosure Schedules, there are no Liens on any of the assets, rights or properties of the Company or any Company Subsidiary with respect to Taxes, other than Permitted Liens;

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                (b)   except as set forth in Section 2.12(b) of the Company Disclosure Schedules, (i) there is no claim, audit, action, suit, proceeding or investigation currently pending or, to the Knowledge of the Company, threatened against, or with respect to, the Company or any Company Subsidiary in respect of any Tax or material Tax asset; and (ii) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which the Company or any Company Subsidiary may be subject other than in connection with customary extensions of the due date for filing a Tax Return obtained in the ordinary course of business;

                (c)   neither the Company nor any Company Subsidiary has participated in any "listed transaction" within the meaning of Treasury Regulations Section 1.6011-4(b);

                (d)   none of the Company or any Company Subsidiary will be required to include any item of income or gain in, or exclude any item of deduction or loss from, taxable income for any taxable period (or portion thereof) ending after the Agreement Date as a result of any change in method of accounting, closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) entered into prior to the Closing Date, intercompany transaction, installment sale or open transaction made on or prior to the Closing Date, or election under Section 108(i) of the Code or prepaid amount received outside the ordinary course of business, in each case for a taxable period ending on, or prior to, the Agreement Date or as a result of any election under Section 965(h) of the Code. There are no Tax rulings or requests for rulings relating to Taxes for which the Company or any Company Subsidiary may be liable that could affect the Company's or any Company Subsidiary's liability for Taxes for any taxable period ending after the Closing Date.

                (e)   except as set forth in Section 2.12(e) of the Company Disclosure Schedules: (i) none of the Company or any Company Subsidiary is a party to, or bound by, any Tax allocation, Tax indemnity or Tax sharing agreement (other than customary commercial contracts entered into in the ordinary course of business the principal subject matter of which is not Taxes) and customary indemnification provisions under acquisition agreements in which an Acquired Corporation was the purchaser); (ii) within the past six (6) years, none of the Company or any Company Subsidiary has been a member of an Affiliated Group, other than the Affiliated Group of which the Company is the common parent; and (iii) none of the Company or any Company Subsidiary has any liability for the Taxes of any other Person (other than the Company and Company Subsidiaries) under Treasury Regulation Sections 1.1502-6 (or any similar provision of state, local or foreign Law), or as a transferee or successor;

                (f)    all Taxes which the Company or any Company Subsidiary is, or has been, required by any Law to withhold or to collect for payment have been duly withheld or collected on behalf of its respective employees, independent contractors or other third parties and have been timely paid to the appropriate Governmental Authority or other Person or properly set aside in accounts for this purpose, and the Company and each Company Subsidiary has complied in all material respects with all reporting requirements related to such Taxes;

                (g)   the Company is a domestic corporation and a class of stock of the Company is regularly traded on an established securities market within the meaning of Section 1.1445-2(c)(2) of the Treasury Regulations; and

                (h)   within the past two (2) years, none of the Company or any Company Subsidiary distributed stock of another corporation, or had its stock distributed by another corporation, in a transaction treated by the parties thereto as one to which Section 355 or Section 361 of the Code (or any similar provision of state, local or foreign Law) applied.

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        Section 2.13    Environmental Matters.

                (a)   Except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Company Material Adverse Effect:

                        (i)    The Company and the Company Subsidiaries have been at all times and are now in compliance, in all material respects, with all applicable Environmental Laws and there are no pending or, to the Knowledge of the Company, threatened demands, claims, information requests or notices of noncompliance or violation regarding the Company or any Company Subsidiary relating to any liability under or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under, any Environmental Law, or for personal injury or property damage due to Hazardous Substances.

                        (ii)   There are no conditions on, at, under or migrating to or from any real property (including groundwater) currently or formerly owned, leased or operated by the Company or any Company Subsidiary that would reasonably be expected to give rise to any violation by the Company or any Company Subsidiary of or result in any material liability to by the Company or any Company Subsidiary under any Environmental Laws.

                        (iii)  All material permits, notices, reports, approvals and authorizations, if any, required to be obtained or filed in connection with the operation of the Company's and the Company Subsidiaries' businesses and the operation or use of any real property owned, leased or operated by the Company or any Company Subsidiary have been duly obtained or filed, are currently in effect, and the Company and the Company Subsidiaries are in compliance with the terms and conditions of all such permits, notices, reports, approvals and authorizations.

                        (iv)  The Company or any of the Company Subsidiaries businesses do not presently anticipate that any expenditure of $250,000 or more (whether for a single project or an aggregate of several projects) over the next five (5) years will be necessary to comply with existing or anticipated Environmental Law requirements applicable to the Company's or any Company Subsidiaries' operations, or to defend and resolve any claims made or, to the Company's Knowledge threatened under Environmental Laws, and there are no reserves for any such matters.

                        (v)   Neither the Company, nor any Company Subsidiary, have assumed by contract or, to the Company's Knowledge, by operation of law liability for, or responsibility for, any liability, damages or obligations arising under Environmental Laws of any Person other than the Company or any Company Subsidiary.

        Section 2.14    Compliance with Laws.

                (a)   Neither the Company nor any Company Subsidiary is, or since January 1, 2015 has been, in violation of any Law applicable to the Company or the Company Subsidiaries or by which any of their respective properties or businesses are bound or any regulation issued under any of the foregoing or has been notified in writing by any Governmental Authority of any violation, or any investigation with respect to any such Law, except for any such violation that would not, or would not reasonably be expected to individually or in the aggregate, have a Company Material Adverse Effect.

                (b)   None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any of its directors, officers, employees, affiliates or agents acting on the Company's behalf is currently or has been previously in the last five years a Person that is, or is owned or controlled by Persons that are, (i) the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority (collectively, "Sanctions"), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject or the target of Sanctions (which at the time of signing includes Crimea, Cuba, Iran, North Korea and Syria).

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Since January 1, 2013, none of the Company and its Company Subsidiaries, and to the Knowledge of the Company, none of their respective directors, officers, agents, representatives and employees acting on their behalf have been subject to actual, pending, or threatened civil, criminal or administrative actions, suits, demands, claims, hearings, written notices of violation, investigations, proceedings, demand letters, settlements or enforcement actions or made any voluntary disclosures to any Governmental Authority relating to any violation of sanctions, export control, anti-boycott, or customs Laws, which individually, or in the aggregate, would be material to the Company. Except as set forth on Section 2.14(b) of the Company Disclosure Schedules, since January 1, 2013, each of the Company and its Company Subsidiaries, have complied in all material respects with all sanctions, export control, anti-boycott, customs Laws. The Company has instituted policies and procedures reasonably designed to ensure material compliance by the Company, the Company Subsidiaries, directors, officers, employees, agents and representatives acting on behalf of the Company or any of the Company Subsidiaries with applicable sanctions, export control, anti-boycott, and customs Laws.

                (c)   Neither the Company nor any of the Company Subsidiaries holds a U.S. security clearance or has such a clearance in process. Neither the Company nor any of the Company Subsidiaries (i) is registered under the ITAR, (ii) manufactures, develops, sells, exports or re-exports any equipment, products, software, or technical data that are controlled under the ITAR, or (iii) has any such equipment, software, or technical data in the pipeline or under development. Except for items properly classified under EAR99, neither the Company nor any of the Company Subsidiaries (i) manufactures, develops, sells, exports or reexports any equipment, products, software, or technical data that are controlled under the EAR, or (ii) has any such equipment, software, or technical data in the pipeline or under development.

                (d)   Except as would not have a Company Material Adverse Effect, the operations of the Company and the Company Subsidiaries are conducted in compliance with applicable financial recordkeeping and reporting requirements required by Law, including those of the Currency and Foreign Transactions Reporting Act of 1970, the applicable money laundering statutes of all jurisdictions where the Company or any Company Subsidiary conducts business, and no action, suit or proceeding by or before any Governmental Authority involving the Company or any Company Subsidiary with respect to any such Laws is pending or, to the Knowledge of the Company, threatened.

        Section 2.15    Intellectual Property.

                (a)   Section 2.15(a) of the Company Disclosure Schedules sets forth, as of the Agreement Date, a true and complete list of all (i) Registered Intellectual Property and Domain Names, including any pending applications for any of the foregoing, owned or purported to be owned (in whole or in part) by the Company or any Company Subsidiary that has not otherwise been abandoned, expired or cancelled ("Company Registered Intellectual Property") and (ii) Trademarks owned or purported to be owned (in whole or in part) by the Company or any Company Subsidiary that are not Registered Intellectual Property and are material to the conduct of the business of the Company or any Company Subsidiary as currently conducted.

                (b)   Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) each item of Company Registered Intellectual Property (other than applications for Company Registered Intellectual Property) is subsisting and, to the Knowledge of the Company, valid and enforceable, (ii) no Company Registered Intellectual Property is involved in any interference, reissue, reexamination, opposition, cancellation or similar proceeding and, to the Knowledge of the Company, no such action is or has been threatened with respect to any Company Registered Intellectual Property, and (iii) the Company or the Company Subsidiaries own exclusively, free and clear of all Liens other than Permitted Liens, all right, title and interest in and to all Intellectual Property Rights forming a part of the Company Intellectual Property.

                (c)   Neither the Company nor any Company Subsidiary has granted to any Person any ownership interest, or any exclusive rights that remain in effect, in or to any Technology or Intellectual Property right

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that at the time of the grant was Company Intellectual Property material to the conduct of the businesses of the Company and the Company Subsidiaries taken as a whole.

                (d)   Except as set forth in Section 2.15(d)(i) of the Company Disclosure Schedules or as would not have, individually or in the aggregate, a Company Material Adverse Effect, the conduct of the business of the Company and each Company Subsidiary by the Company and each Company Subsidiary as currently conducted does not infringe, violate, dilute or misappropriate the Intellectual Property Rights of any third party. Except as set forth in Section 2.15(d)(ii) of the Company Disclosure Schedules or as would not have, individually or in the aggregate, a Company Material Adverse Effect, there is no Legal Proceeding pending against the Company or any Company Subsidiary challenging the right of the Company or any Company Subsidiary to exploit any Intellectual Property Right or use any Technology that is exploited or used in the conduct of the business of the Company or any Company Subsidiary and, to the Knowledge of the Company, no such Legal Proceeding against the Company or any Company Subsidiary is threatened.

                (e)   To the Knowledge of the Company, except as would not have a Company Material Adverse Effect, no person is misappropriating, infringing, diluting or violating any Company Intellectual Property or any Intellectual Property Rights exclusively licensed to the Company or any Company Subsidiary.

                (f)    Except as set forth in Section 2.15(d)(i) of the Company Disclosure Schedules or as would not have, individually or in the aggregate, a Company Material Adverse Effect, the Company or the Company Subsidiaries own or have the valid and enforceable right to use or otherwise exploit all Technology and Intellectual Property Rights used or exploited in the conduct of the business of the Company or any Company Subsidiary as currently conducted.

                (g)   Section 2.15(g) of the Company Disclosure Schedules contains a list of all Contracts pursuant to which any Person has licensed or granted any right to the Company or any Company Subsidiary in or to any material Technology or Intellectual Property Rights or agreed to provide any material services (including hosted services) related to Technology or Intellectual Property Rights to the Company or any Company Subsidiary ("In-Licenses"), other than Open Source Licenses and any licenses for commercially available, off-the-shelf Software (including Software licensed through software as a service (SaaS) arrangements) with aggregate annual fees of less than $250,000 ("COTS Licenses").

                (h)   Section 2.15(h) of the Company Disclosure Schedules contains a list of all Contracts pursuant to which the Company or any Company Subsidiary has granted any Person any rights or licenses to any material Company Intellectual Property other than COTS Licenses and Ordinary Course Licenses, including with respect to any Company Product (the "Out-Licenses," and together with the In-Licenses, the "IP Contracts").

                (i)    Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, all present or past personnel, including employees, agents, consultants and contractors, whose duties include or have included contribution to or participation in the conception or development, or both, of any Technology for the Company or any Company Subsidiary have executed valid and enforceable confidentiality and invention assignment agreements sufficient to transfer exclusive ownership of the Intellectual Property Rights in and to such Technology to the Company or the applicable Company Subsidiary without payment of any additional consideration to such Persons in excess of the salary and wages, or invoices and fees, as applicable, payable by the Company or such Company Subsidiary in connection with the services of such Persons, and that contain valid and enforceable waivers of remuneration under any applicable Law.

                (j)    The Company and the Company Subsidiaries have taken commercially reasonable steps to protect their rights in all Company Intellectual Property, and to protect and preserve through the use of customary non-disclosure agreements the confidentiality of all Trade Secrets included therein. Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) such Trade Secrets, including the Source Code of any Software forming a part of the Company Intellectual Property

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(collectively, "Company Software"), have not been used, disclosed to or discovered by any Person except as permitted pursuant to valid non-disclosure agreements which, to the Knowledge of the Company, have not been breached and (ii) there have been no breaches of security that resulted in the disclosure of any such Trade Secrets. Except as set forth on Section 2.15(j) of the Company Disclosure Schedules, no current or contingent rights have been granted to any Person other than the Company or the Company Subsidiaries to access or possess any material Source Code of any Company Product.

                (k)   The Company and the Company Subsidiaries have taken commercially reasonable steps to protect the security, operation and integrity of their material information technology systems and Software. Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, the information technology systems and Software of the Company and its Company Subsidiaries and the Company Products are operational, functional and sufficient for the operation of the Company's and Company Subsidiaries' business. Except as would not have a Company Material Adverse Effect, no Company Product uses or incorporates, or is derived from, any Software that is subject to an Open Source License in a manner that requires (i) the licensing or provision of Source Code of such Company Product to any Person (ii) any Company Software to be licensed for the purpose of creating derivative works or (iii) any Company Software to be redistributed at no charge. The Company and Company Subsidiaries have used industry standard scanning procedures designed to identify and protect against viruses, worms, and other malicious Software routines adversely affecting any Company Products or the information technology systems used in connection with the operation of the Company and the Company Subsidiaries. The Company and the Company Subsidiaries have commercially reasonable disaster recovery and business continuity plans, procedures and facilities for the business of the Company and Company Subsidiaries.

                (l)    Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, the Company and Company Subsidiaries have (i) complied with applicable Laws (including the EU General Data Protection Regulation) and their respective published privacy policies with respect to the collection, use and disclosure of Personal Data collected, used or held for use by the Company or any Company Subsidiary, (ii) complied with Payment Card Industry Data Security Standards, including maintaining at all times valid Reports on Compliance and (iii) taken commercially reasonable measures to protect the security, operation, and integrity of Company Data and Personal Information in the Company's or Company Subsidiaries' possession. As of the Agreement Date, since January 1, 2015, except as set forth in Section 2.15(l) of the Company Disclosure Schedules or as would not have, individually or in the aggregate, a Company Material Adverse Effect, (x) the Company and the Company Subsidiaries have not experienced any unauthorized access to their information systems and have not been required by applicable Laws to provide notice to an individual or business entity reporting the unauthorized access to or acquisition of Personal Information in the Company's or Company Subsidiaries' possession and (y) there are no claims pending or, to the Company's Knowledge, threatened against the Company or Company Subsidiaries alleging a violation of any person's privacy or Personal Information.

                (m)  Except as set forth in Section 2.15(m) of the Company Disclosure Schedules, neither the execution, delivery, and performance of this Agreement, nor the consummation of the Transactions, will impair the right of the Company and Company Subsidiaries under any Contract to use, develop, make, have made, offer for sale, sell, import, copy, modify, create derivative works of, perform, display, distribute, license, or dispose of any Technology, or exploit any Intellectual Property Right, in each case that is used or exploited in the conduct of the business of Company or any Company Subsidiary, except where any such impairment, individually or in the aggregate, would not have a Company Material Adverse Effect.

        Section 2.16    Employment Matters.

                (a)   Neither the Company nor any Company Subsidiary is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is any such contract or agreement presently being negotiated, nor, to the Knowledge of the Company, is there, a representation campaign respecting any of the employees of the Company or any

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of the Company Subsidiaries. As of the Agreement Date, there is no pending or, to the Knowledge of the Company, threatened, labor strike, dispute, walkout, work stoppage, slow-down or lockout involving the Company or any of the Company Subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

                (b)   The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions.

                (c)   Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries are in compliance with all applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, retaliation, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of employment Taxes and (ii) there is no charge, claim, or complaint which has been asserted or is now pending before any Governmental Authority (including the United States Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Occupational Safety and Health Administration, the Internal Revenue Service, or any other similar federal, state, local or foreign Governmental Authority), and neither the Company nor any of the Company Subsidiaries is under any investigation or audit, with respect to (i) discrimination in employment or labor or employment practices, for any reason, including age, gender, race, religion and/or other legally protected category (to the extent such legally protected categories apply locally), or (ii) violation of the U.S. Fair Labor Standards Act of 1938, or any other federal, state, local or (if applicable) foreign wage and hour Laws, each as amended.

                (d)   Neither the Company nor any Company Subsidiary has in the past three (3) years implemented any plant closing or mass layoff, as defined under the WARN, without providing notice in accordance with WARN, and no such actions are currently contemplated, planned or announced.

        Section 2.17    Insurance.     Section 2.17 of the Company Disclosure Schedules sets forth, as of the Agreement Date, a true and complete list of all material insurance policies issued in favor of the Company or any Company Subsidiary as well as any historic occurrence-based policies still in force. As of the Agreement Date, all such insurance policies are in full force and effect and all related premiums have been paid to date. Neither the Company nor any Company Subsidiary (a) is in breach or default under any such insurance policy and (b) has received written notice of any cancellation or termination with respect to any such insurance policy.

        Section 2.18    Material Contracts.

                (a)   Section 2.18(a) of the Company Disclosure Schedules sets forth a list, as of the Agreement Date, of each Company Material Contract. For purposes of this Agreement, "Company Material Contract" means any Contract to which the Company or any of the Company Subsidiaries is a party or bound as of the Agreement Date, except for this Agreement, that:

                        (i)    is with (1) a top 20 customer, distributor, reseller or licensee (determined on the basis of aggregate revenues recognized by the Company and the Company Subsidiaries over the four consecutive fiscal quarter period ended June 30, 2018) or (2) a top 10 vendor of materials, supplies, goods, services, equipment or other assets (determined on the basis of aggregate purchases made by the Company or the Company Subsidiaries over the four consecutive fiscal quarter period ended June 30, 2018);

                        (ii)   relates to the material disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) owned by the Company or the Company Subsidiaries, which has not been fully performed (other than confidentiality obligations);

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                        (iii)  relates to the material acquisition of any business (whether by merger, sale of stock, sale of assets or otherwise) (i) entered into since January 1, 2015 or (ii) that contains any outstanding earn-out or other contingent payment obligations of the Company or Company Subsidiaries which has not been fully performed (other than confidentiality obligations);

                        (iv)  relates to Indebtedness for borrowed money (excluding letters of credit and agreements between or among the Company and the Company Subsidiaries), or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $1,000,000 and which may be prepaid on not more than forty-five (45) days' notice without the payment of any penalty and any intercompany Indebtedness, but excluding any ordinary course trade payables and receivables;

                        (v)   is a joint venture, alliance or partnership agreement that is material to the operation of the Company and the Company Subsidiaries, taken as whole;

                        (vi)  is a material IP Contract;

                        (vii) is a settlement, conciliation or similar agreement (x) with an ongoing obligation with any Governmental Authority or (y) which would require the Company or any of the Company Subsidiaries to pay consideration of more than $500,000 after the Agreement Date for which there is not an accrual;

                        (viii)  contains any standstill or similar agreement pursuant to which the Company or any of the Company Subsidiaries has agreed not to acquire substantially all of the assets or securities of another Person other than the Company;

                        (ix)  indemnifies or holds harmless any Person who is now, or was during the past two years prior to the Agreement Date, a director or executive officer of the Company or Company Subsidiaries (other than pursuant to the articles of incorporation or bylaws or equivalent governing documents of the Company or the Company Subsidiaries or applicable Law);

                        (x)   includes material pricing or margin representations that provide "most favored nation" or similar material representations with respect to pricing;

                        (xi)  requires any capital commitment or capital expenditure (or series of capital expenditures) by the Company or any of the Company Subsidiaries in an amount in excess of $500,000 individually or $1,000,000 in the aggregate;

                        (xii) restricts payment of dividends or distributions in respect of the capital stock or other Equity Interests of the Company or any of the Company Subsidiaries;

                        (xiii)  materially limits the freedom of the Company or any Company Subsidiary in any material respect (or that purports, after the Closing to materially limit the freedom of Parent, the Company or any of their respective Affiliates) to compete in any line of business currently conducted by the Company or any of the Company Subsidiaries;

                        (xiv) between the Company or any of the Company Subsidiaries, on the one hand, and any director, executive officer or Affiliate (excluding Company Subsidiaries and the Company) of the Company or any of the Company Subsidiaries involving material continuing liabilities or obligations of the Company or the Company Subsidiaries, excluding any Company Plans, ordinary course indemnification agreements and any contracts filed with the Company SEC Reports;

                        (xv) constitutes a "material contract" (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act); or

                        (xvi) constitutes a "material contract" with a related person (as such term is defined in Item 404 of Regulation S-K of the Securities Act) that would be required to be disclosed in the Company SEC Reports.

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                (b)   Each Company Material Contract is a valid and binding agreement of the Company or any Company Subsidiary, as the case may be, and to the Knowledge of the Company, the other parties thereto, except such as would not have, individually or in the aggregate, a Company Material Adverse Effect (subject, in the case of enforceability, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Laws affecting creditors' rights generally and to general principles of equity). None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any other party thereto, is in default or breach under the terms of any such Company Material Contract, and, to the Knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of default thereunder, except for such breaches or defaults as would not have, individually or in the aggregate, a Company Material Adverse Effect. True and complete copies of each Company Material Contract have been delivered or made available to Parent to the extent such Company Material Contract has not been published on the SEC's EDGAR site.

        Section 2.19    Properties.

                (a)   The Company or a Company Subsidiary (i) owns good and marketable fee simple title or valid leasehold title (as applicable) to the material real properties owned by the Company or any Company Subsidiaries as of the Agreement Date (the "Owned Real Property") free and clear of all Liens (except for Permitted Liens), (ii) has a valid leasehold interest in each leasehold or subleasehold estate held by the Company or any Company Subsidiary as of the Agreement Date (collectively, the "Leased Real Property" together with the Owned Real Property, the "Company Real Property") free and clear of all Liens (except for Permitted Liens) pursuant to a lease, sublease, license or similar written agreement ("Real Property Lease") and (iii) has good and marketable title, or valid and enforceable leasehold interests in, all of its tangible personal properties and assets reflected on the Company Financial Statements or acquired since the Company Balance Sheet Date in the ordinary course of business, free and clear of all Liens, except for (x) Permitted Liens, (y) property and assets that have been disposed of since the Company Balance Sheet Date in the ordinary course of business consistent with past practice and (z) in respects that would not reasonably be expected to have, individually or in the aggregate a Company Material Adverse Effect. Section 2.19(a) of the Company Disclosure Schedules sets forth a list of all Company Real Property. This Section 2.19(a) does not relate to Intellectual Property Rights, privacy or data security matters, which are the subject of Section 2.15.

                (b)   Neither the Company nor any Company Subsidiary has received any written notice of existing, pending or threatened (i) condemnation proceedings affecting the Company Real Property, or (ii) zoning, building code or other moratorium proceedings, or similar matters which would reasonably be expected to materially and adversely affect the ability to operate the Company Real Property as currently operated. Neither the whole nor any material portion of any Company Real Property has been damaged or destroyed by fire or other casualty.

        Section 2.20    Grants.

                (a)   Other than as set out in Section 2.20(a) of the Company Disclosure Schedules, no funding from any Governmental Authority, nor any facilities or resources of a university, college, other educational institution or research center or funding from third parties was used in the development of the Company Intellectual Property and no Persons involved in the development of Company Intellectual Property owed or owes any duty or rights to any Governmental Authority, a university, college, other educational institution or research center or any third parties in accordance with any applicable law or any Contract. No Governmental Authority, university, college, other educational institution or research center or other third party has any claim or right in or to any Company Intellectual Property.

        Section 2.21    Inapplicability of Anti-takeover Statutes.     Assuming the accuracy of the representations and warranties of Merger Sub and Parent in Section 3.12, the Company has taken all action necessary to exempt or exclude the Merger, this Agreement and the Transactions from any "fair price," "moratorium," "control share acquisition" or other form of anti-takeover statute or similar federal or state Law, including Section 203 of the DGCL, and accordingly no such Laws or restrictions are applicable to this Agreement or the Transactions.

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        Section 2.22    Anti-Corruption Matters.

                (a)   Since January 1, 2015, the Company and the Company Subsidiaries have been and are in compliance with the following Laws:(i) the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.) (the "FCPA"), (ii) the U.K. Bribery Act 2010, and (iii) any applicable Law promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed on December 17, 1997 (collectively, the "Anti-Corruption Laws"), except for any such failure to comply that would not, or would not reasonably be expected to individually or in the aggregate, have a Company Material Adverse Effect.

                (b)   Since January 1, 2015, neither the Company nor any of the Company Subsidiaries, nor to the Company's Knowledge, any director, officer, employee, agent or representative of the Company or any of the Company Subsidiaries in connection with its performance of its business with the Company has, directly or indirectly, given, made, offered or received or agreed to give, make, offer or receive any payment, gift, contribution, commission, rebate, promotional allowance, expenditure or other economic advantage: (a) in violation of any applicable Anti-Corruption Law; or (b) to or for a Public Official with the intention of: (i) improperly influencing any official act or decision of such Public Official; (ii) inducing such Public Official to do or omit to do any act in violation of his lawful duty; or (iii) securing any improper advantage in each case in violation of applicable Anti- Corruption Law. For the purposes of this Agreement, "Public Official" means any Person holding, representing or acting on behalf of a legislative, administrative or judicial office, and any Person employed by, representing or acting on behalf of a Governmental Authority or enterprise thereof (including a state-owned or state-controlled enterprise) or a public international organization, any representative or official of a political party or any candidate for any political office, but it does not include employees who are members of the reserve components of the United States Armed Forces. No officer or director of the Company or any of the Company Subsidiaries is a Public Official and, to the Company's Knowledge, no employee of the Company or any of the Company Subsidiaries (in each case, that is not a director or officer) is a non-U.S. Public Official.

                (c)   Since January 1, 2015, neither the Company nor any of the Company Subsidiaries, nor to the Company's Knowledge, any director, officer, employee, agent or representative of the Company or any of the Company Subsidiaries in connection with its performance of its business with the Company, has materially violated or operated in noncompliance in any material respect with any, been subject to actual, pending, civil, criminal or administrative actions, suits, demands, claims, hearings, written notices of violation, investigations, proceedings, demand letters, settlements or enforcement actions or made any voluntary disclosures to any Governmental Authority in any way relating to Anti-Corruption Law. The Company has instituted policies and procedures reasonably designed to ensure compliance by the Company, the Company Subsidiaries, directors, officers, employees, agents and representatives with applicable Anti-Corruption Law.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the Parent Disclosure Schedules delivered by Parent to the Company on the Agreement Date (the "Parent Disclosure Schedules"), each of Merger Sub and Parent represents and warrants to the Company as follows:

        Section 3.1    Valid Existence.     Parent is a limited liability company, duly formed, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Merger Sub is a corporation duly organized and validly existing under Laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets except as would

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not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of Merger Sub and Parent is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent has delivered or made available to the Company complete and correct copies of the certificate of incorporation, bylaws or other constituent documents, as amended to date, of Merger Sub and Parent.

        Section 3.2    Authority; Binding Nature of Agreement.     Each of Merger Sub and Parent has the requisite corporate power and authority to enter into and deliver this Agreement and all other agreements and documents contemplated hereby to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery by each of Merger Sub and Parent of this Agreement and each other Transaction Document that either Merger Sub or Parent is a party, the performance by each of Merger Sub and Parent of its obligations hereunder and thereunder and the consummation by each of Merger Sub and Parent of the Transactions have been duly authorized by the board of directors of Merger Sub and managing member of Parent. No other corporate proceedings on the part of Merger Sub or Parent are necessary to authorize the execution and delivery of this Agreement or any other Transaction Document that either Merger Sub or Parent is a party to, the performance by either Merger Sub or Parent of its obligations hereunder and the consummation by either Merger Sub or Parent of the Transactions. Each of this Agreement and each other Transaction Document that either Merger Sub or Parent is a party to has been duly executed and delivered by Merger Sub and/or Parent, as applicable, and constitutes a valid and binding obligation of Merger Sub and/or Parent, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency or similar Laws affecting the enforcement of creditors' rights generally and equitable principles of general applicability.

        Section 3.3    Non-Contravention.

                (a)   Neither the execution and delivery by Merger Sub and Parent of this Agreement or any other Transaction Document that either Merger Sub or Parent is a party nor the consummation by Merger Sub and Parent of the Transactions will, directly or indirectly (with or without notice or lapse of time): (i) result in a violation or breach of or conflict with the certificate or articles of incorporation or bylaws, or other similar organizational documents of Merger Sub or Parent; (ii) result in a violation or breach of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or give rise to a right of purchase under, or accelerate the performance required by Parent or Merger Sub under, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets owned or operated by Parent or Merger Sub pursuant to the terms, conditions or provisions of, any Contract to which Party or Merger Sub is a party or (iii) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (b) below, violate any Judgment or Law applicable to Merger Sub or Parent, in each case, other than any such event described in items (ii) or (iii) which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the ability of Merger Sub or Parent to consummate the Transactions (a "Parent Material Adverse Effect").

                (b)   No Governmental Approval is necessary to be obtained or made by Merger Sub or Parent in connection with Merger Sub's and Parent's execution, delivery and performance of this Agreement or the consummation by Merger Sub or Parent of the Transactions, except for (i) compliance with the DGCL (including, with respect to the filing of the Certificate of Merger), (ii) compliance with and submission of filings, forms, declarations, notifications, registrations and notices required to be filed with Governmental Authorities under any Antitrust Law, (iii) the filing with the SEC of any documents required to be filed with the SEC by Merger Sub or Parent pursuant to this Agreement or in connection with the Transactions, (iv) the approvals, filings and notifications imposed by applicable Laws that are set forth in Section 3.3(b) of the Parent Disclosure Schedules, and (v) such other Governmental Approvals the failure of which to be

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obtained or made would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

        Section 3.4    No Legal Proceedings Challenging the Merger.     There is no Legal Proceeding against Merger Sub or Parent pending, or to the Knowledge of Parent, threatened against Merger Sub or Parent. There are no material Judgments of any Governmental Authority or Person outstanding or in effect against Merger Sub or Parent.

        Section 3.5    Activities of Merger Sub.     Merger Sub was formed solely for the purpose of effecting the Merger. Merger Sub has not and will not prior to the Effective Time engage in any activities other than those contemplated by this Agreement and has, and will have as of immediately prior to the Effective Time, no liabilities other than those contemplated by this Agreement. All of the issued and outstanding share capital of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent.

        Section 3.6    Information Supplied.     None of the information supplied or to be supplied by or on behalf of Merger Sub or Parent or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement, as of the date it is first mailed to the stockholders of the Company, and at the time of the Company Stockholders' Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by Parent or Merger Sub with respect to statements made or incorporated by reference in the Proxy Statement based on information supplied by the Company for inclusion therein.

        Section 3.7    No Other Company Representations or Warranties.     Each of Parent and Merger Sub is a sophisticated purchaser, possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment under this Agreement. In entering into this Agreement and each of the other documents and instruments relating to the Merger referred to herein, Parent and Merger Sub have each relied solely upon its own investigation and analysis, and Parent and Merger Sub acknowledge and agree that except for the representations and warranties set forth in Article II (which to the extent provided for in this Agreement are subject to the Company Disclosure Schedules and the Available Company SEC Documents), Merger Sub and Parent hereby acknowledge and agree that: (a) neither the Company nor any Company Subsidiaries, or any of their respective Affiliates, stockholders, securityholders, controlling persons, or Representatives or any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or Company Subsidiaries or their respective business, operations, technology, assets, liabilities, results of operations, financial condition, prospects, projections, budgets, estimates or operational metrics, or as to the accuracy or completeness of any information provided (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided (including in any management presentations, information or descriptive memorandum, the Dataroom, any other "data rooms" maintained by the Company, supplemental information or other materials or information with respect to any of the above) or otherwise made available to Merger Sub, Parent or any of their respective Affiliates or Representatives or any other Person; and (b) except in the cause of Fraud, to the fullest extent permitted by applicable Law, neither the Company nor any Company Subsidiaries, or any of their respective Affiliates, stockholders, securityholders, controlling persons, or Representatives or any other Person will have or be subject to any liability or indemnification obligation or other obligation of any kind or nature to Merger Sub, Parent or any of their respective Affiliates or Representatives or any other Person on any basis (including in contract or tort, under federal or state securities laws or otherwise), resulting from the delivery, dissemination or any other distribution to Merger Sub, Parent or any of their respective Affiliates or Representatives or any other Person, or the use by Merger Sub, Parent or any of their respective Affiliates or Representatives or any other Person, of any such information provided or made available or statements made (or any omissions therefrom) to any of them by the Company or any Company Subsidiaries, or any of their

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respective Affiliates, stockholders, securityholders, controlling persons, or Representatives or any other Person, including any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Merger Sub, Parent or any of their respective Affiliates or Representatives or any other Person, in the Dataroom, any other "data rooms," confidential information memoranda or management presentations in anticipation or contemplation of the Merger or any other Transactions.

        Section 3.8    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.     In connection with the due diligence investigation of the Company by Merger Sub and Parent and their respective Affiliates and Representatives, Merger Sub and Parent and their respective Affiliates and Representatives have received and may continue to receive after the Agreement Date from the Company and its Affiliates and Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations. Merger Sub and Parent hereby acknowledge and agree that: (a) there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which Merger Sub and Parent are familiar; (b) Merger Sub and Parent are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans); and (c) except in the cause of Fraud, Merger Sub and Parent hereby waive, to the fullest extent permitted by applicable Law, any claim against the Company or any Company Subsidiaries, or any of their respective Affiliates or Representatives with respect to any information described in this Section 3.8, and have relied solely on the results of their own independent investigation and on the representations, warranties, agreements and covenants made by the Company and contained in this Agreement. Accordingly, Merger Sub and Parent acknowledge and agree that none of the Company nor any Company Subsidiary, or any of their respective Affiliates, stockholders, securityholders, controlling persons or Representatives, has made or is making any express or implied representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans (including the reasonableness of assumptions underlying such estimates, projections, forecasts, forward-looking statements or business plans) except as set forth in this Agreement and, except in the cause of Fraud, each of Parent and Merger Sub shall not, and shall cause its Affiliates and its Representatives not to, hold any such Person liable with respect thereto (whether in warranty, contract, tort (including negligence or strict liability) or otherwise). Notwithstanding the foregoing, nothing in this Section 3.8 serves to modify or qualify the representations of the Company contained in Article II or the right of Parent and Merger Sub to rely thereon.

        Section 3.9    Financing.

                (a)   Parent has delivered to the Company true, correct and complete copies of (i) the duly executed amended and restated commitment letter, dated as of the Agreement Date, from the Financing Sources (together with all exhibits, annexes, schedules and attachments thereto, the "Debt Commitment Letter" and together with the Redacted Fee Letter, the "Debt Commitment Papers") and the Redacted Fee Letter, pursuant to which, and subject to the terms and conditions thereof, the Financing Sources have committed to lend the amounts set forth therein to Parent and Merger Sub for the purpose of funding the Transactions (the "Debt Financing"), and (ii) the duly executed amended and restated equity commitment letter, dated as of the Agreement Date (as amended, restated, supplemented, modified or waived, the "Equity Commitment Letter" and, together with the Debt Commitment Papers, the "Financing Commitments") from certain funds affiliated with Siris Capital Group, LLC ("Sponsor") pursuant to which, and subject to the terms and conditions thereof, Sponsor has caused such funds to commit to invest the amounts set forth therein solely for the purpose of funding the Transactions (the "Equity Financing" and, together with the Debt Financing, the "Financing"). The Equity Commitment Letter provides, and will

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continue to provide until such time as this Agreement is terminated, that the Company is a third party beneficiary thereof to the extent set forth therein.

                (b)   As of the Agreement Date, each of the Financing Commitments (and each of the respective obligations and commitments contained therein) is in full force and effect and, has not been withdrawn, terminated or rescinded in any respect or otherwise amended, supplemented or modified in any respect, and, to Parent's Knowledge, no such withdrawal, termination, rescission, amendment, supplement or modification is presently contemplated (other than amendments, modifications or terminations that are permitted by Section 4.15). Assuming the due authorization, execution and delivery by each other party thereto, each of the Financing Commitments is a legal, valid and binding obligation of Merger Sub and Parent and (in the case of the Debt Commitment Papers only, to the Knowledge of Merger Sub and Parent), the other parties thereto, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles. Except for the Financing Commitments in the form delivered pursuant to Section 3.9(a) and the Redacted Fee Letter, as of the Agreement Date, there are no side letters or other agreements, contracts or arrangements relating to the Financing or the Financing Commitments that could affect the conditionality or availability of the Financing, to which Merger Sub, Parent, Sponsor or any of their respective Affiliates is a party. Assuming the satisfaction of the conditions set forth in Sections 5.1 and 5.3, the accuracy of the representations and warranties in Article II in all material respects, the compliance and performance by the Company of its covenants and agreements set forth in this Agreement in all material respects, to the Knowledge of Parent and Merger Sub, as of the Agreement Date, (i) no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (w) make any of the assumptions or any of the statements set forth in the Financing Commitments inaccurate in any material respect, (x) constitute a default or breach on the part of Merger Sub, Parent or Sponsor and (in the case of the Debt Commitment Papers only, to the Knowledge of Merger Sub and Parent) any of the other parties thereto, under any term of the Financing Commitment, (y) result in a failure of any condition of the Financing Commitments or otherwise cause the Financing Commitments to be ineffective, or (z) result in any portion of the Financing contemplated thereby to not be available at the Closing in an amount equal to the Required Amount. Assuming the satisfaction of the conditions set forth in Sections 5.1 and 5.3, the accuracy of the representations and warranties in Article II in all material respects, and the compliance and performance by the Company of its covenants and agreements set forth in this Agreement in all material respects, none of Merger Sub, Parent or Sponsor has any reason to believe that any of the conditions to the Financing will not be satisfied or that any of Merger Sub, Parent or Sponsor will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in any of the Financing Commitments on or prior to the Closing Date, (iii) none of Merger Sub, Parent or Sponsor has any reason to believe that the full amount of the Financing will not be available to Merger Sub on the date of the Closing and (iv) none of Merger Sub, Parent or Sponsor have Knowledge that any of the Financing Sources will not perform their respective obligations under the Financing Commitments or of any fact, occurrence or condition that makes any of the assumptions or statements set forth in the Financing Commitments inaccurate in any material respect.

                (c)   Assuming (i) the Financing is funded in accordance with the applicable Financing Commitments and (ii) the satisfaction of the conditions to Parent's obligation to consummate the Merger (other than those conditions that by their nature are to be satisfied at Closing), the aggregate net proceeds of the Financing (including after giving effect to the maximum amount of flex, including original issue discount flex, contemplated by the Debt Commitment Papers), when combined with Parent's and Merger Sub's other sources of funds, will be sufficient for the satisfaction of all of Merger Sub's and Parent's obligations under this Agreement to be satisfied at or after Closing on the terms contemplated hereby and under the Financing Commitments, including the payment of the aggregate Merger Consideration pursuant to Section 1.8, amounts to be paid pursuant to Section 1.6, the payment of all associated fees, costs and expenses and all other amounts, in each case, required to be paid by Parent or Merger Sub at Closing pursuant to this Agreement, with respect to Merger and the Financing or the Transactions,

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including any repayment or refinancing of Indebtedness of the Company and the Company Subsidiaries required in connection therewith and giving effect to the maximum amount of flex, including original issue discount flex, contemplated by the Debt Commitment Papers (the "Required Amount"). There are no conditions precedent or other contingencies related to the funding or investing, as applicable, of the full amount of the Financing in an amount equal to the Required Amount or that would permit the parties thereunder to reduce the total amount of the Financing to an amount less than the Required Amount, in each case other than as expressly set forth in the Financing Commitments. Each of Merger Sub and Parent have paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Financing Commitments on or before the Agreement Date.

                (d)   Each of Parent and Merger Sub affirms that it is not a condition to Closing under this Agreement (including the payment by Parent and Merger Sub of the Required Amount) that Parent or Merger Sub obtains Debt Financing (including, without limitation, as contemplated in the Debt Commitment Letter for or related to any of the transactions contemplated herein, but acknowledging that the Company's right to specific performance to cause the Equity Financing to be funded under the Equity Commitment Letter is subject to the conditions set forth in Section 7.6(a) ).

        Section 3.10    Limited Guarantee.     Concurrently with the execution of this Agreement, Parent has delivered to the Company the Limited Guarantee duly executed by the Guarantors with respect to certain matters on the terms specified therein. The Limited Guarantee is in full force and effect and constitutes a valid, binding and enforceable obligation of the Guarantors (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles), and no event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of a Guarantor under such Limited Guarantee.

        Section 3.11    Solvency.     Neither Merger Sub nor Parent is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company and/or the Company Subsidiaries. Assuming the satisfaction (or waiver) of the conditions to Parent's and Merger Sub's obligations to consummate the Merger as set forth herein, and after giving effect to the Transactions, and payment of the Required Amount, the Surviving Corporation will be Solvent as of and after the Effective Time. For the purposes of this Agreement, the term "Solvent" means that, as of any date of determination and with respect to any Person: (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries, on a consolidated basis, (b) the present fair saleable value of the assets of such Person and its Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries, on a consolidated basis, on their debts and liabilities as they become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which such Person's and its Subsidiaries' assets, on a consolidated basis, would constitute unreasonably small capital, and (d) such Person and its Subsidiaries, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature; provided, however, for the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

        Section 3.12    Ownership of Company Common Stock.     None of Merger Sub or Parent or any of their "affiliates" or "associates" is, or at any time during the last three (3) years has been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL. No material amount of shares of Company Common Stock or securities that are convertible, exchangeable or exercisable into shares of Company Common Stock are owned (directly or indirectly, beneficially or of record) by Sponsor, Parent or

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Merger Sub or any direct or indirect wholly owned Subsidiary or controlled Affiliate of Sponsor, Parent or Merger Sub. Merger Sub has no Subsidiaries. None of Sponsor, Parent, Merger Sub or their respective controlled Affiliates holds any rights to acquire or vote any material amount of shares of Company Common Stock except pursuant to this Agreement. Prior to the Agreement Date, neither Parent nor Merger Sub has taken, or authorized or permitted any Representatives of Parent or Merger Sub to take, any action that would reasonably be expected to cause, Parent, Merger Sub or any of their "affiliates" or "associates" to be deemed an "interested stockholder" as defined in Section 203 of the DGCL. Other than pursuant to this Agreement, as of the Agreement Date, neither Parent nor any of its Affiliates has entered into any contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any material contract, arrangement or understanding (in each case, whether oral or written), pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to adopt this Agreement or the Merger or (ii) agrees to vote against any Superior Proposal.

        Section 3.13    Certain Agreements with Management.     Other than this Agreement, as of the Agreement Date, there are no contracts, undertakings, commitments, agreements or obligations or understandings between Parent or Merger Sub or any of their Affiliates, on the one hand, and any member of the Company's management or the Company Board, on the other hand, relating in any way to the Transactions or the operations of the Company or the Company Subsidiaries after the Effective Time.

        Section 3.14    Interest in Competitors.     Parent, Merger Sub and Guarantor do not own any material interest, nor do any of their respective Affiliates insofar as such Affiliate-owned interests would be attributed to Parent, Merger Sub or Guarantor under the HSR Act, in any entity or Person that derives significant revenues from products, services or lines of business within the Company's products, services or lines of business.

        Section 3.15    Broker's or Finder's Fees.     Except as set forth in Section 3.15 of the Parent Disclosure Schedules, no agent, broker, Person or firm acting on behalf of Parent, Merger Sub, the Guarantors, or any of their respective controlled Affiliates or under the authority of Parent, Merger Sub, the Guarantors, or any of their respective controlled Affiliates is or will be entitled to any commission or broker's or finder's fee or commission from any of the parties hereto in connection with any of the Transactions.

ARTICLE IV
COVENANTS

        Section 4.1    Access and Investigation.     Subject to the Confidentiality Agreement, during the period commencing on the Agreement Date and ending on the earlier of the Effective Time and the termination of this Agreement pursuant to Section 6.1 (such period being referred to herein as the "Interim Period"), the Company shall, and shall cause its Representatives to: (i) provide Parent, Parent's Representatives, and other parties thereto (and the Financing Sources and their respective representatives, to the extent required by the Debt Commitment Letter) with reasonable access during normal business hours to the Company Service Providers and the Company's books, records, Tax Returns, material operating and financial reports, work papers, assets, executive officers, Contracts and other documents and information relating to the Company; and (ii) provide Parent, Parent's Representatives (and in the case of the Financing Sources and their respective representatives, to the extent required by the Debt Commitment Letter) with such copies of the books, records, Tax Returns, work papers, Contracts and other documents and information relating to the Company, and with such additional financial, operating and other data and information regarding the Company, as Parent, Parent's Representatives and other parties thereto may reasonably request in connection with the consummation of the Merger; provided, that (x) any investigation conducted pursuant to the access contemplated by this Section 4.1 shall be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company or the Company Subsidiaries or, create a material risk of damage or destruction to any material property or

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material assets of the Company or the Company Subsidiaries, and that complies with the terms, conditions and insurance requirements of the applicable Real Property Lease, (y) during the Go-Shop Period, the Company, Parent and Merger Sub shall coordinate requests for access in accordance with the procedures set forth on Section 4.1(ii)(y) of the Company Disclosure Schedule and (z) subject to the proviso in clause (x), from and after the No-Shop Period Start Date, the Company shall use its commercially reasonable efforts to, and shall instruct its Representatives to reasonably cooperate with the information requests regarding the matters identified on Section 4.1(ii)(z) of the Company Disclosure Schedule, to the extent that such information is reasonably available to the Company, provided, that neither the Company nor any Company Subsidiary shall be required to pay any fees or incur any liability in connection with such matters prior to the Effective Time. Information obtained by Merger Sub or Parent pursuant to this Section 4.1 will constitute "Confidential Information" under the Confidentiality Agreement and will be subject to the provisions of the Confidentiality Agreement. Nothing in this Section 4.1 will require the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would or would reasonably be expected to: (A) violate any of its or its Affiliates' respective obligations with respect to confidentiality; (B) result in a violation of applicable Law; (C) result in loss of legal protection, including the attorney-client privilege and work product doctrine; (D) result in the disclosure of any trade secrets of any third party, or (E) violate or cause a default under, or give a third party the right to terminate or accelerate the rights under, a Material Contract; provided, that, to the extent not prohibited by applicable Law, the Company shall: (A) give reasonable notice to Parent of the fact that it is restricting or otherwise prohibiting access to such documents or information pursuant to this Section 4.1; (B) inform Parent with sufficient detail of the reason for such restriction or prohibition; and (C) use, and cause the Company Subsidiaries to use, reasonable best efforts to cause the documents or information that are subject to such restriction or prohibition to be provided in a manner that would not reasonably be expected to violate such restriction or prohibition.

        Section 4.2    Operation of the Company's Business.

                (a)   Except (i) as expressly required or expressly permitted by this Agreement, (ii) as required by applicable Law, (iii) as set forth in Section 4.2(a) or Section 4.2(b) of the Company Disclosure Schedules, or (iv) as consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed), during the Interim Period, the Company shall and shall cause the Company Subsidiaries to: (A) conduct its business (x) in the ordinary course and in accordance with past practices in all material respects; and (y) in compliance with all applicable Laws; and (B) use its commercially reasonable efforts to: (x) preserve intact in all material respects its current business organization; (y) keep available the services of its current officers and employees and maintain its relations and goodwill with material suppliers, landlords, and other Persons having material business relationships with the Company; and (z) keep in full force and effect all appropriate insurance policies covering all material assets of the Company or otherwise obtain substantially equivalent (in the aggregate) substitute insurance coverage, in the ordinary course of business unless the Company, in its reasonable judgment, determines that such cancellation, termination or failure to keep in place would not result in the Company and the Company Subsidiaries having inadequate coverage, including after giving effect to any insured self-retention or co-insurance feature.

                (b)   Except (w) as expressly contemplated, required or permitted by this Agreement, (x) as required by applicable Law, (y) as set forth in Section 4.2(b) of the Company Disclosure Schedules, or (z) as consented to in writing by Parent (which consent will not be unreasonably withheld, conditioned or delayed with respect to the matters set forth in clauses (iv), (vi), (vii), (ix), (x), (xi), (xii), (xiii), (xv), (xvi), or clause (xvii) below to the extent related to such foregoing clauses), during the Interim Period, the Company shall not and shall cause the Company Subsidiaries not to:

                        (i)    amend the Company Charter Documents or other similar organizational documents of any of the Company Subsidiaries (whether by merger, consolidation or otherwise);

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                        (ii)   (A) split, combine or reclassify any shares of its capital stock, (B) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities, except, with respect to this clause (C), for the dissolution of any immaterial Company Subsidiaries that do not have any material continuing business operations as contemplated by Section 4.2(b)(ii) of the Company Disclosure Schedules, the repurchase or redemption of any outstanding Company Convertible Notes in accordance with the terms of such Company Convertible Notes and the Company Convertible Notes Indenture, the delivery of Company Securities by holders of Company Restricted Shares, Company Performance Shares, Company RSUs, Company performance units or Company deferred stock units to the Company to pay any applicable exercise price and/or Taxes related to the exercise, vesting or delivery in settlement of such awards or pursuant to the Company's right to acquire shares of Company Common Stock or Restricted Shares held by a current or former Company Employee following termination of such Company Employee's employment;

                        (iii)  (A) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of any Company Securities or Company Subsidiary Securities, other than the issuance of (w) any shares of Company Common Stock in respect of conversions of Company Convertible Notes pursuant to the terms of such Company Convertible Notes and the Company Convertible Notes Indenture, (x) any shares of Company Common Stock upon the exercise of Company Equity Awards under the Stock Plans, the settlement of Company RSUs, Company performance units or Company deferred stock units that are outstanding as of the Agreement Date in accordance with their terms on the Agreement Date, and (y) any Company Subsidiary Securities to the Company or any other wholly owned Company Subsidiary, or (B) amend any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);

                        (iv)  incur any capital expenditures (excluding, for the avoidance of doubt, the capitalized cost of labor), or any obligations or liabilities in respect thereof in excess of $500,000 in the aggregate, other than for capital expenditures for the 2018 fiscal year not in excess of the amounts set forth in Section 4.2(b)(iv) of the Company Disclosure Schedule;

                        (v)   (i) merge or consolidate with any other Person (excluding those only involving Company Subsidiaries), or (ii) acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than purchases of inventory and equipment in the ordinary course of business of the Company and the Company Subsidiaries in a manner that is consistent with past practice; other than in the ordinary course of business,

                        (vi)  sell, lease or otherwise transfer, or create or incur any Lien on, any of the Company's or Company Subsidiaries' material assets, securities, properties, interests or businesses, other than (A) sales or purchases of services in the ordinary course of business consistent with past practice, (B) any Permitted Lien, (C) sales, licenses, leases or transfers that are pursuant to Contracts in effect on the Agreement Date, (D) non-exclusive licenses of Company Intellectual Property in the ordinary course of business consistent with past practice; (E) sales, licenses, leases or other transfers to, or Liens in favor of, the Company or the Company Subsidiaries and (F) any Lien securing property leased pursuant to a capital lease permitted under Section 4.2(b)(ix);

                        (vii) without limiting the preceding clause (vi), license, sell, assign, abandon, allow to lapse, transfer, convey, lease or otherwise dispose of any Company Intellectual Property, other than in the ordinary course of business consistent with past practice;

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                        (viii)  other than in connection with actions permitted by Section 4.2(b)(iv), make any loans, advances or capital contributions to, or investments in, any other Person (other than a Company Subsidiary) in excess of $500,000 in the aggregate, other than (A) advances to or reimbursements of expenses of Company Service Providers in the ordinary course of business consistent with past practice, (B) advances to customers of the Company or the Company Subsidiaries in the ordinary course of business in connection with the sale of the Company's products and services, or (C) investments made in connection with treasury functions and cash management in the ordinary course of business;

                        (ix)  other than in connection with actions permitted by Section 4.2(b)(iv) or Section 4.2(b)(viii), create, incur, assume, suffer to exist or otherwise be or become liable with respect to any Indebtedness, except for (A) indebtedness or guarantees between or among the Company and any Company Subsidiaries (including any guarantees by the Company of any obligations of any Company Subsidiaries) (B) indebtedness for borrowed money that will be paid prior to the Closing, and which does not subject the Company or any of Company Subsidiaries to any pre-payment or other penalties, that is incurred in the ordinary course of business and in an amount not to exceed $1,000,000 in aggregate principal amount, (C) letters of credit issued and maintained in the ordinary course of business to the extent undrawn, (D) incurrence of Indebtedness under the Company Credit Facility in order to redeem or repay any outstanding Company Convertible Notes in accordance with the terms of such Company Convertible Notes and the Company Convertible Notes Indenture and (E) Indebtedness related to obligations under capital leases that does not exceed $500,000 in the aggregate;

                        (x)   (A) enter into any contract, agreement, arrangement or understanding that would constitute a Company Material Contract if it had been entered into prior to the Agreement Date, other than (1) any agreement for the sale of goods or services in the ordinary course of business consistent with past practice, or with respect to the pipeline of possible sales described on Section 4.2(b)(x) of the Company Disclosure Schedule, (2) any agreement for the purchase of equipment, inventory or supplies by the Company or any Company Subsidiary entered into in the ordinary course of business consistent with past practice or with respect to any capital expenditures for the 2018 fiscal year not in excess of the amounts set forth in Section 4.2(b)(iv) of the Company Disclosure Schedule or (3) any other agreement entered into in the ordinary course of business consistent with past practice (including, for the avoidance of doubt, in connection with any action permitted to be taken pursuant to any subsection of this Section 4.2), or (B) amend or modify in any material respect or terminate any Company Material Contract or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of the Company Subsidiaries with respect to any Company Material Contract (other than the provision of discounts, refunds or credits to customers with respect to such Company Material Contract in the ordinary course of business consistent with past practice and expiration of any Company Material Contract in accordance with its terms); provided, that if another subsection of this Section 4.2 governs conduct or actions of the same type or nature as this Section 4.2(b)(x), and such other subsection expressly permits such conduct or actions to be taken by the Company in conflict with this Section 4.2(b)(x), then the Company or the Company Subsidiaries shall be permitted to take such conduct or action;

                        (xi)  other than (1) the quarterly and annual cash bonus payments to certain employees with respect to fiscal year 2018, as described on Section 4.2(b)(xi) of the Company Disclosure Schedule, (2) the cash payments to the non-employee directors of the Company Board as described on Section 4.2(b)(xi) of the Company Disclosure Schedule, (3) separation or retention agreements with respect to certain Company Service Providers as described on Section 4.2(b)(xi) of the Company Disclosure Schedule, (4) any cash bonus payments payable with respect to programs established for Company Service Providers as described on Section 4.2(b)(xi) of the Company Disclosure Schedule or (5) in connection with the treatment of Company Securities, as contemplated by Section 1.6, (A) grant or increase (other than as required by the terms of any Company Plan in existence on the Agreement Date) any severance, retention or termination pay to any Company Service Provider (or materially amend any existing severance pay, retention or termination arrangement with any Company Service Provider), (B) enter into any

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employment, consulting, change in control, deferred compensation or other similar agreement with any Company Service Provider (or materially amend any such existing agreement, except as required by applicable Law), except with respect to any offer letter with any Company Service Provider whose annual base compensation does not exceed $250,000 and whose offer letter does not provide for any grants of equity awards, deferred compensation (other than participation in the Company non-qualified deferred compensation plan pursuant to the terms thereof, including customary eligibility provisions interpreted consistent with past practice) or change in control payments, (C) establish, adopt or amend or enter into any Company Plan, except as required by applicable Law, or (D) increase in any material respect the compensation, bonus or other benefits payable to any Company Service Provider whose annual base compensation exceeds $250,000, except for increases in annual base compensation of up to 3% in the ordinary course of business consistent with past practice;

                        (xii) materially change the Company's methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act or as required by a change in applicable Law;

                        (xiii)  prepare or file any material Tax Return inconsistent with past practice or, on any such Tax Return, take any position or adopt any method that is inconsistent with positions taken or methods used in preparing or filing similar Tax Returns in prior periods, make, change or revoke any Tax election, make or change or cause to be made or changed any material Tax election, adopt or change any material method of accounting, file or cause to be filed any amended income or other material Tax Return, enter into a Tax allocation agreement, Tax indemnity agreement, or Tax sharing agreement, settle or otherwise compromise any claim, notice, audit report or assessment relating to Taxes, enter into any closing agreement or similar agreement relating to material Taxes with a taxing authority, or otherwise settle any dispute relating to material Taxes or change any annual accounting period, surrender any right to claim a Tax refund, or consent to an extension or waiver of the statutory limitation period applicable to a claim or assessment in respect of material Taxes;

                        (xiv) implement any plant closings or mass layoffs in the U.S. (as those terms are defined under the WARN Act) without first complying with the requirements of the WARN Act; or

                        (xv) adopt, become a party to, terminate, amend (other than to comply with applicable Law) or provide any material discretionary benefits under any Company Plan (or any arrangement that would be a Company Plan if in effect as of the Agreement Date);

                        (xvi) terminate the employment of any Company Employee with a title of Senior Vice President or above and annual base salary in excess of $250,000, other than for "cause" (the term "cause" includes, for example, neglect of duties, breach of applicable policies and procedures, or any other act of misconduct subject to applicable local Laws) or performance related reasons and except for the termination of any Company Employee whose termination of employment was communicated prior to the Agreement Date;

                        (xvii)  enter into any Judgment, agreement or settlement with any Person respecting any alleged violation of Law (including Environmental Law) which is reasonably expect to incur compliance costs, or payments, or both, of $500,000 or more in the aggregate or impose any material nonmonetary obligation on the Company or its Company Subsidiaries; or

                        (xviii)  authorize any of, resolve, propose or agree in writing or otherwise to take any of, the foregoing actions.

        Section 4.3    Proxy Statement.

                (a)   As soon as reasonably practicable following the Agreement Date, and in any event by no later than ten (10) Business Days following the Agreement Date, the Company shall prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the "Proxy Statement") to be sent

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to the holders of Common Shares relating to the meeting of the stockholders of the Company (the "Company Stockholders' Meeting") to be held to consider adoption of this Agreement, approval of the Merger and approval of any other matters to affect the Transactions as determined by the Parties. Parent shall reasonably cooperate with the Company in connection with the preparation of the Proxy Statement and shall furnish all information concerning Parent, Merger Sub and their Affiliates as the Company may reasonably request in connection with the preparation of the Proxy Statement, and Parent shall provide such other assistance, as may be reasonably requested by the Company and shall otherwise reasonably assist and cooperate with the Company in the preparation, filing and distribution of the Proxy Statement, and the resolution of any comments received from the SEC. The Company shall use reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing. The Company will use reasonable best efforts to cause the Proxy Statement to be mailed to the stockholders of the Company as promptly as reasonably practicable after the date on which the Proxy Statement is cleared by the SEC provided that the Company shall not be required to mail the definitive Proxy Statement until the date on which the SEC (or the staff of the SEC) confirms that it has no further comments on the Proxy Statement or that it does not intend to review the Proxy Statement for the purpose of voting on the approval and adoption of this Agreement in accordance with the DGCL (the "Definitive Proxy Date").

                (b)   The Company shall promptly notify Parent of (i) the receipt of any comments from the SEC and all other written correspondence and oral communications with the SEC relating to the Proxy Statement and (ii) any request by the SEC for any amendment or supplement to the Proxy Statement or for additional information with respect thereto and, in each case of clauses (i) and (ii), the Company shall promptly provide Parent with copies of all correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement. All filings by the Company with the SEC in connection with the Transactions, including the Proxy Statement and any amendment or supplement thereto and any response to any comments of the SEC with respect thereto, shall be subject to the reasonable prior review and comment of Parent, and all mailings to the stockholders of the Company in connection with the Transactions shall be subject to the reasonable prior review and comment of Parent and, in each case, the Company shall consider in good faith all comments reasonably proposed by Parent. The Company shall not file or mail any document relating to the Company Stockholders' Meeting or respond to the SEC prior to receiving the approval of Parent, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that the Company, in connection with a Change in Company Board Recommendation made in compliance with the terms hereof may (and Parent shall comply with any request by the Company to) amend or supplement the Proxy Statement (including by incorporation by reference) pursuant to an amendment or supplement (including by incorporation by reference) to the extent it contains (i) a Change in Company Board Recommendation, (ii) a statement of the reason of the Company Board for making such Change in Company Board Recommendation, and (iii) additional information reasonably related to the foregoing.

                (c)   If at any time prior to the Effective Time, any information relating to the Company, Parent or Merger Sub, or any of their respective Affiliates, directors or officers, is discovered by the Company, Parent or Merger Sub, which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company.

        Section 4.4    Company Stockholders' Meeting.

                (a)   Subject to Section 4.5, the Company shall, in accordance with its Company Charter Documents and applicable Law (and regardless of whether there has occurred Change in Company Board

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Recommendation), as promptly as reasonably practicable following the Definitive Proxy Date, duly call, give notice of, convene and hold the Company Stockholders' Meeting for the purpose of seeking the Company Stockholder Approval, unless this Agreement is terminated in accordance with its terms. The Company shall use its reasonable best efforts to (i) cause the Proxy Statement to be mailed to the stockholders of the Company and to hold the Company Stockholders' Meeting as promptly as reasonably practicable following the Definitive Proxy Date and (ii) subject to Section 4.5, solicit the Company Stockholder Approval. Subject to Section 4.5(f) and unless this Agreement is terminated pursuant to Section 6.1, the Company shall, through the Company Board, recommend to its stockholders that they vote their shares in favor of the Merger (the "Company Board Recommendation") and shall include such Company Board Recommendation in the Proxy Statement, except to the extent that the Company Board shall have made a Change in Company Board Recommendation as permitted by Section 4.5.

                (b)   The Company agrees that its obligation to hold the Company Stockholders' Meeting pursuant to this Section 4.4 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by the making of any Change in Company Board Recommendation by the Company Board, and nothing contained herein, other than the termination of this Agreement in accordance with its terms, shall be deemed to relieve the Company of such obligation, subject to the ability of the Company Board to take the actions set forth in Section 4.5(f); provided, however, that if, the Company Board shall have effected a Change in Company Board Recommendation pursuant to, and in accordance with, the terms of Section 4.5, then the Company Board shall submit this Agreement to the Company's stockholders without a recommendation (although the resolutions adopting this Agreement as of the Agreement Date may not be rescinded or amended prior to the termination of this Agreement), in which event the Company Board may communicate the basis for its lack of a recommendation to the Company's stockholders in the Proxy Statement or an appropriate amendment or supplement thereto to the extent required by applicable Law.

                (c)   The Company shall not adjourn, postpone or recess the Company Stockholders' Meeting without the prior written consent of Parent and shall adjourn, postpone or recess such meeting as directed by Parent in order to obtain a quorum or solicit additional votes (so long as such meeting is not adjourned, postponed or recessed to a date on or after the Outside Date) unless this Agreement shall have been terminated in accordance with its terms prior to the Company Stockholders' Meeting; provided, however, the Company shall have the right to adjourn or postpone the Company Stockholders Meeting: (i) after consultation with Parent, for not more than two (2) periods not to exceed ten (10) Business Days each if on the date on which the Company Stockholders Meeting is then-scheduled, the Company has not received proxies representing a sufficient number of Shares to obtain the Company Stockholder Approval; (ii) if on the date on which the Company Stockholders Meeting is then-scheduled, there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting; (iii) if the Company is required to postpone or adjourn the Stockholders Meeting by applicable Law, order of Governmental Authority or a request from the SEC or its staff, (iv) after consultation with Parent, if the failure to adjourn or postpone the Company Stockholders Meeting would reasonably be expected to be a violation of applicable Law or (v) if there has been a Change in Company Board Recommendation and the Company Board (or any committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Company Stockholders' Meeting in order to give the stockholders of the Company sufficient time to evaluate any information or disclosure that the Company has disseminated or otherwise made available to such stockholders, in which case the Company may postpone or adjourn the Company Stockholders' Meeting one (1) time, but only for such period as the Company Board (or such committee) has determined in good faith (after consultation with outside legal counsel) is necessary or appropriate to give the stockholders of the Company sufficient time to evaluate such information or disclosure, which in any event shall not exceed five (5) Business Days. The Company shall not, unless required by applicable Law or permitted in accordance with this Section 4.4, change the record date for the Company Stockholders' Meeting without the prior written consent of Parent (which consent shall not be

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unreasonably withheld, conditioned or delayed) and any postponement or adjournment of the Company Stockholders' Meeting shall be effected, to the extent practicable, in a manner that does not require the Company to establish a new record date.

                (d)   The Company shall, upon the reasonable request of Parent, use its commercially reasonable efforts to cause the applicable proxy solicitor of the Company to advise Parent on a daily basis on each of the last ten (10) Business Days prior to the date of the Company Stockholders' Meeting, as to the aggregate tally of the proxies received by the Company with respect to the Company Stockholder Approval.

        Section 4.5    Acquisition Proposals.

                (a)   During the period (the "Go-Shop Period") commencing on the Agreement Date and continuing until 11:59 p.m. (New York Time) on August 5, 2018 (the day following the conclusion of the Go-Shop Period, the "No-Shop Period Start Date"), the Company and the Company Subsidiaries and their respective directors, officers or other employees, controlled affiliates, or any investment banker, financial advisor, attorney, accountant or other agent or representative retained by any of them (collectively, "Representatives") shall have the right to (i) solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist any inquiry or the making of any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposal, including by furnishing information with respect to the Company and the Company Subsidiaries and/or by providing access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of the Company Subsidiaries to any Third Person, its Representatives, Affiliates and prospective debt and equity financing sources pursuant to a confidentiality agreement entered into by such Third Person, which confidentiality agreement, if entered into following the Agreement Date, shall contain confidentiality terms that are no more favorable in the aggregate to such Third Person than those contained in the Confidentiality Agreement, including with respect to the terms of the "standstill provision" in the Confidentiality Agreement, except that the Company may grant a limited waiver under any "standstill provision" or similar obligation of any Third Person with respect to the Company or any of the Company Subsidiaries to allow such Third Person to submit an Acquisition Proposal in compliance with this Section 4.5 (any such confidentiality agreement, an "Acceptable Confidentiality Agreement"); provided that the Company shall, to the extent not previously provided to Merger Sub or Parent, provide or make available to Merger Sub or Parent (including by posting materials to the Dataroom) any material non-public information concerning the Company or any Company Subsidiary provided or made available to any Person prior to or substantially concurrently to providing such information to such Person, and (ii) continue, enter into, maintain, participate or engage in any discussions or negotiations with any Persons or group of Persons with respect to any Acquisition Proposals or any proposal or offer that constitutes, could constitute, or could reasonably be expected to lead to, an Acquisition Proposal and cooperate with or assist or participate in or facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make any Acquisition Proposals or other proposals that could lead to Acquisition Proposals, or otherwise cooperate with or assist or participate in, or facilitate any such discussions or negotiations. Commencing on the date that is ten (10) Business Days after the Agreement Date and continuing every ten (10) Business Days until the Effective Time or, if earlier, the termination of this Agreement pursuant to Section 6.1, the Company shall provide a written report to Parent (to the extent not prohibited by any applicable confidentiality agreement in place prior to the Agreement Date) setting forth the identity of each Person or group of Persons from whom the Company received a written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date and provide to Parent:

                        (i)    a copy of any Acquisition Proposal made in writing since the date of the last written report by the Company and any other written material terms or proposals (including financing commitments) provided by such Person to the Company or any of the Company Subsidiaries with respect to such Acquisition Proposal,

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                        (ii)   the identity of the Person or Persons making such Acquisition Proposal (to the extent not prohibited by any applicable confidentiality agreement in place prior to the Agreement Date),

                        (iii)  a written summary of the material terms of any Acquisition Proposal by such Person with respect to such Acquisition Proposal not made in writing (including any terms proposed orally or any amendments thereto), and

                        (iv)  the number of parties that have executed an Acceptable Confidentiality Agreement since the date of the Original Agreement.

                (b)   Except as may relate to any Excluded Party (but only for as long as such Person or group is an Excluded Party) or as expressly permitted by this Section 4.5, from and after the No-Shop Period Start Date until the Effective Time or, if earlier, the termination of this Agreement pursuant to Section 6.1, the Company and the Company Subsidiaries shall, and the Company shall cause its and the Company Subsidiaries' Representatives to, immediately cease any activities permitted by Section 4.5(a) and any discussions or negotiations with any Person or group that may be ongoing with respect to any Acquisition Proposal. With respect to any Person or group with whom such discussions or negotiations have been terminated other than any Excluded Party (but only for as long as such Person or group is an Excluded Party), the Company shall terminate such Persons' access to any data room containing the Company's or any Company Subsidiaries' confidential information and use its reasonable best efforts to promptly require such Person or group to promptly return or destroy in accordance with the terms of the applicable confidentiality agreement any information furnished by or on behalf of the Company.

                (c)   Except as may relate to any Excluded Party (for so long as such Person or group is an Excluded Party, and except with respect to clauses (iv) and (v) below) or as expressly permitted by this Section 4.5, from and after the No-Shop Period Start Date and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 6.1 and the Effective Time, the Company and the Company Subsidiaries shall not, and the Company shall cause its and the Company Subsidiaries' Representatives not to directly or indirectly (i) solicit, initiate, cause or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, an Acquisition Proposal, (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of the Company Subsidiaries, or afford to any Person (other than Parent, Merger Sub or any designees of Parent or Parent) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of the Company Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or the intent to encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to constitute an Acquisition Proposal, (iii) participate or engage in discussions or negotiations with any Person with respect to an Acquisition Proposal, (iv) amend, modify or grant any waiver or release under, any standstill, confidentiality or similar agreement of the Company or any Company Subsidiary except that the Company may grant a limited waiver under any "standstill provision" or similar obligation of any Third Person with respect to the Company or any of the Company Subsidiaries to allow such Third Person to submit an Acquisition Proposal in compliance with this Section 4.5 or (v) enter into any Contract contemplating or otherwise relating to an Acquisition Transaction (other than an Acceptable Confidentiality Agreement). Notwithstanding the foregoing, the Company may continue to take any of the actions described in clauses (i), (ii) and (iii) above with respect to any Excluded Party (for so long as such Person or group is an Excluded Party), from and after the No-Shop Period Start Date until the earliest of (A) the date on which the Excluded Party has terminated or withdrawn the Acquisition Proposal made prior to the No-Shop Period Start Date (provided that, for the avoidance of doubt, any amended or modified Acquisition Proposal submitted by such Excluded Party shall not be deemed to constitute, in and of itself, an expiration, termination or withdrawal of such previously submitted Acquisition Proposal), (B) the Third Person submitting the relevant Acquisition Proposal ceases to be an Excluded Party because the Company Board (after consultation with outside legal counsel and its financial advisors), determines that such Acquisition Proposal (inclusive of any amendment

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or modification thereto, regardless of when delivered) does not constitute or could not reasonably be expected to result in a Superior Proposal, and (C) the receipt of the Company Stockholder Approval.

                (d)   Notwithstanding anything to the contrary set forth in this Section 4.5, at any time prior the earlier to occur of the termination of this Agreement pursuant to Section 6.1 and the receipt of the Company Stockholder Approval, in response to a written and unsolicited Acquisition Proposal (except to the extent solicited or continued in accordance with Section 4.5(a) and subject to the right to maintain discussions and negotiations with Excluded Parties), the Company may contact the Third Person that delivered such Acquisition Proposal and make inquiries solely for the purpose of clarifying such Acquisition Proposal and if the Company Board determines in good faith that (i) after consultation with its financial advisor and outside legal counsel, such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, and (ii) after consultation with its outside legal counsel, failure to take any of the following actions would be inconsistent with the Company Board's fiduciary duties under applicable Law, then the Company may: (A) furnish information with respect to the Company and the Company Subsidiaries and/or provide access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of the Company Subsidiaries to the Person making such Acquisition Proposal (and such Person's Representatives); provided, however, that if such Person is not then a party to a confidentiality agreement with the Company, the Company and such Person enter into an Acceptable Confidentiality Agreement; and provided further, that any material non-public information concerning the Company or any Company Subsidiary provided or made available to the Person making such Acquisition Proposal shall, to the extent not previously provided to Merger Sub or Parent, be substantially concurrently provided or made available to Merger Sub or Parent; and (B) engage in, participate in or facilitate discussions or negotiations with the Person making such Acquisition Proposal (and its Representatives) regarding such Acquisition Proposal.

                (e)   During the Interim Period, the Company shall promptly advise Parent in writing, in no event later than forty-eight (48) hours after receipt of any Acquisition Proposal and shall indicate (to the extent not prohibited by any applicable confidentiality agreement in place prior to the Agreement Date) the identity of the Person making such Acquisition Proposal and the material terms and conditions of any proposal or offer or the nature of any inquiries or contacts, and thereafter shall keep Parent reasonably informed of all material developments affecting the status and the material terms of any such Acquisition Proposal.

                (f)    Except as set forth in this Section 4.5(f), the Company Board shall not: (i) (A) fail to make, withhold, withdraw, amend, qualify or modify in a manner adverse to Parent, or publicly propose to withhold, withdraw, amend, qualify or modify in a manner adverse to Parent, the Company Board Recommendation; (B) fail to include the Company Board Recommendation in the Proxy Statement, when mailed; (C) make any recommendation or public statement in connection with a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary "stop, look and listen" communication by the Company Board of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Company Board or the Company indicates that the Company Board has not changed the Company Board Recommendation; (D) if reasonably requested in writing by Parent in a timely manner following the Agreement Date, fail to reaffirm the Company Board Recommendation within five (5) Business Days after such request (provided, that the Company Board shall not be required to comply with more than one (1) such request per Acquisition Proposal or amendment thereof) or (E) approve, authorize, recommend, or otherwise declare advisable (or make any public announcement of its decision to approve, authorize, recommend or otherwise declare advisable) the adoption of any Acquisition Proposal or any agreement requiring the Company to abandon the Transactions or terminate or this Agreement, excluding, for the avoidance of doubt, any confidential, non-public recommendation to its Representatives to review, consider, clarify discuss, evaluate or negotiate, any Acquisition Proposal or any agreement, letter of intent, or agreement in principle with respect to an Acquisition Proposal, subject to the obligations of the Company set forth in this Section 4.5 (each of the actions described in clauses (A) through (E),

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inclusive referred to as a "Change in Company Board Recommendation") or (ii) cause or permit the Company or any of the Company Subsidiaries to execute or enter into, any binding agreement, letter of intent, or agreement in principle with respect to an Acquisition Proposal, including any Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement). Notwithstanding the foregoing, the Company Board may, at any time prior to the receipt of the Company Stockholder Approval, take any of the actions set forth in Section 4.5(f)(i)-(iii) below; provided, however, that prior to taking any such action, the Company complies with Section 4.5(g) of this Agreement:

                        (i)    effect a Change in Company Board Recommendation in response to a material fact, event, change or development that (a) arises after the Agreement Date and was not known to the Company Board as of or prior to the Agreement Date and (b) does not involve or relate to an Acquisition Proposal, if the Company Board concludes in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law;

                        (ii)   effect a Change in Company Board Recommendation in response to an Acquisition Proposal if the Company Board concludes in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law and the Company Board concludes in good faith, after consultation with the Company's financial advisor, that the Acquisition Proposal constitutes a Superior Proposal; and

                        (iii)  terminate this Agreement pursuant to Section 6.1(d)(iii) (and, if applicable, enter into a Company Acquisition Agreement), if the Company receives an Acquisition Proposal that the Company Board concludes in good faith, after consultation with the Company's financial advisor, constitutes a Superior Proposal and the Company Board concludes in good faith, after consultation with outside legal counsel, that the failure to enter into such definitive agreement would be inconsistent with its fiduciary duties under applicable Law.

                (g)   Notwithstanding anything to the contrary set forth in Section 4.5(f), the Company shall not be entitled to: (i) make a Change in Company Board Recommendation pursuant to Section 4.5(f)(i) or Section 4.5(f)(ii); or (ii) terminate this Agreement (and, if applicable, enter into any Company Acquisition Agreement) pursuant to Section 4.5(f)(iii), unless in all such instances: (A) the Company shall have first provided prior written notice to Parent (it being understood and agreed that the delivery of such notice shall not, in and of itself, be deemed to be a Change in Company Board Recommendation) that the Company is prepared to (x) make a Change in Company Board Recommendation (a "Recommendation Change Notice"), or (y) terminate this Agreement pursuant to Section 6.1(d)(iii) in response to a Superior Proposal (a "Superior Proposal Notice"), which notice shall contain a description of the reasons for such Change in Company Board Recommendation or, if the basis for the proposed action by the Company Board is a Superior Proposal, contain a description of the material terms and conditions of such Superior Proposal, including a copy of the Company Acquisition Agreement in the form to be entered into; (B) after providing such notice, the Company shall have negotiated, and shall have caused its Representatives to negotiate, with Parent and its Representatives in good faith (to the extent Parent desires to negotiate) during the period commencing at delivery of such notice and ending one (1) Business Day after the receipt of such notice (it being understood that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification pursuant to the foregoing clause (A) and a new period of negotiation under this clause (B) of one (1) Business Day), to make such adjustments in the terms and conditions of this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guarantee as would permit the Company Board to determine that the Acquisition Proposal would no longer constitute a Superior Proposal, (C) the Company Board shall have considered in good faith any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guarantee that may be offered in writing by Parent no later than 5:00 p.m. (New York Time) on the last day of such one (1) Business Day period, and referred to (without duplication) in clause (B) above, in a manner that would form a binding contract if accepted by the Company and (D) the Company Board shall have determined in good faith after the conclusion of the

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negotiations provided for in clause (B) above and consideration of any changes to this Agreement, the Debt Commitment Letter, the Equity Commitment Letter or the Limited Guarantee offered by Parent pursuant to clause (C) above, without duplication, and consultation with outside legal counsel and, in the case of a Superior Proposal, the Company's financial advisor that failure to effect a Change in Company Board Recommendation would be inconsistent with its fiduciary duties under applicable Law. Any material changes with respect to events, facts and circumstances mentioned above, or material changes to the financial terms of such Superior Proposal, as the case may be, occurring prior to the Company's effecting a Change in Company Board Recommendation or terminating this Agreement pursuant to Section 6.1(d)(iii) shall require the Company to provide to Parent a new Recommendation Change Notice or Superior Proposal Notice and a new one (1) Business Day period.

                (h)   Nothing contained in this Section 4.5 or elsewhere in this Agreement shall prohibit the Company from taking or disclosing a position contemplated by Rules 14a-9, 14d-9, Rule 14e-2(a) and Item 1012(a) of Regulation M-A promulgated under the Exchange Act or making any disclosure to the Company's stockholders to comply with applicable Law (it being agreed that a "stop, look and listen" communication by the Company Board to the Company's stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by the Company that describes the Company's receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not be deemed to be a Change in Company Board Recommendation); provided, that any such action taken or statement made that relates to an Acquisition Proposal (other than a customary "stop, look and listen" communication by the Company Board pursuant to Rule 14d-9(f) of the Exchange Act) shall be deemed to be a Change in Company Board Recommendation unless the Company Board reaffirms the Company Recommendation within four (4) Business Days following any request by Parent for such reaffirmation (it being agreed that Parent may make only one (1) such request with respect to any single such disclosure).

        Section 4.6    Consents; Filings; Reasonable Best Efforts.

                (a)   Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 4.5), the parties hereto will use their respective commercially reasonable best efforts to consummate the Transactions and to cause the conditions to the Merger set forth in Article V to be satisfied, including using commercially reasonable best efforts to make or cause to be made, in cooperation with the other parties hereto and to the extent applicable, all necessary filings, forms, declarations, notifications, registrations and notices with Governmental Authorities under any Antitrust Law relating to the Merger. Each party shall use its commercially reasonable best efforts to: (A) respond at the earliest practicable date to any requests for additional information made by the U.S. Department of Justice, the Federal Trade Commission, or any other Governmental Authority under any Antitrust Law relating to the Merger; (B) act in good faith and reasonably cooperate with the other party in connection with any investigation by any Governmental Authority under any Antitrust Law relating to the Merger; (C) furnish to each other all information required for any filing, form, declaration, notification, registration and notice under any Antitrust Law relating to the Merger, subject to advice of such party's antitrust counsel (excluding any documents and communications which are subject to preexisting confidentiality agreements, the attorney client privilege or work product doctrine or required by applicable Law or Order or by applicable Governmental Authority not to be so disclosed); and (D) take all other actions reasonably necessary consistent with this Section 4.6 to cause the expiration or termination of the applicable waiting periods under the HSR Act or any other Antitrust Law relating to the Merger. In connection with the foregoing, except as prohibited by applicable Law or Order or by applicable Governmental Authority, each party hereto shall use its commercially reasonable best efforts: (w) to give the other party reasonable prior notice of any communication with, and any proposed understanding or agreement with, any Governmental Authority regarding any investigations, proceedings, filings, forms, declarations, notifications, registrations or notices, and permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed communication, understanding or agreement with any Governmental Authority, in each case under any Antitrust Law relating to the Merger, subject to advice of

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such party's antitrust counsel; (x) not to participate in any meeting or conversation, or engage in any substantive conversation with any Governmental Authority in respect of any filings or inquiry under any Antitrust Law relating to the Merger, without giving the other party prior notice of the meeting or conversation and, unless prohibited by such Governmental Authority, the opportunity to attend and/or participate therein; (y) if attending a meeting, conference, or conversation with a Governmental Authority under any Antitrust Law relating to the Merger, from which the other party is prohibited by applicable Law or by the applicable Governmental Authority from participating in or attending, to keep the other reasonably apprised with respect thereto; and (z) to consult and cooperate with the other party in connection with any information or proposals submitted in connection with any proceeding, inquiry, or other proceeding under any Antitrust Law relating to the Merger. Without limiting the foregoing, the Company and Parent shall each use its commercially reasonable best efforts: (1) to avoid the entry of any Governmental Order; and (2) to eliminate every impediment under any Antitrust Law that may be asserted by any Governmental Authority so as to enable the Effective Time to occur as soon as reasonably possible (and in any event, not later than the Outside Date). Any fees and expenses (other than the attorney's, advisor's and agent's fees) payable under the filings, registrations and declarations with Governmental Authorities relating to the Transactions shall be borne equally by the Company and Parent (and each of the Company and Parent shall make such equal payment on the date that such filing is made).

                (b)   Upon the terms and subject to the conditions set forth in this Agreement, each of Merger Sub, Parent and the Company shall use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using commercially reasonable best efforts to obtain and maintain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from all Governmental Authorities or other third parties and make all necessary registrations, declarations and filings with all Governmental Authorities or other third parties that are necessary to consummate the Merger.

                (c)   For purposes of Section 4.6(a), "commercially reasonable best efforts" shall include (I) contesting and resisting any Legal Proceeding, and to seek to cause to have vacated, lifted, reversed or overturned any Governmental Order that restricts, prevents or prohibits the consummation of the Transactions under any applicable Law; (II) the obligations of the Company under this Section 4.6 shall not require the Company or any Company Subsidiary to incur any financial obligations prior to the Effective Time, except for the fees and expenses of counsel or as provided in last sentence of Section 4.6(a) and (III) the obligation by Parent, Merger Sub, and any of their Subsidiaries to offer and consent to, and thereafter to implement, any of the following measures if doing so would enable the parties to avoid, resolve, or lift a Governmental Order or Legal Proceeding or to obtain any Governmental Approval: (i) make any payment to any Governmental Authority as required by applicable Law or the terms of any governmental grant, authorization or permit, (ii) sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub or any of their respective Subsidiaries, (iii) conduct, restrict, operate, invest or otherwise change the assets, business or portion of business of the Company, the Surviving Corporation, Parent, Merger Sub or any of their respective Subsidiaries in any manner, or (iv) impose any restriction, requirement or limitation on the operation of the business or portion of the business of the Company, the Surviving Corporation, Parent, Merger Sub or any of their respective Subsidiaries. Neither Parent nor Merger Sub shall take or cause to be taken any action that it is aware or reasonably should be aware would have the effect of delaying, impairing or impeding the receipt of any Governmental Approvals.

                (d)   Notwithstanding anything to the contrary set forth in this Agreement, all obligations of Parent or Merger Sub to obtain the Financing will be governed exclusively by Section 4.15 and not this Section 4.6.

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        Section 4.7    Public Announcements.     The initial press release with respect to the execution and delivery of this Agreement shall be a joint press release to be reasonably agreed upon by Parent and the Company (the "Press Release"). Except as permitted in accordance with Section 4.5, Parent and the Company shall thereafter consult with each other before issuing, and, to the extent practicable, give each other the reasonable opportunity to review and comment upon, any press release or other public statements with respect to the Merger and consider in good faith the views of the other party, and shall not issue any such press release or make any such public statement with respect to any matters which are not addressed in the Press Release prior to such consultation without the consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with or rules of any securities exchange or trading market on which securities of Parent or the Company are listed, in which case the party required to make the release or announcement shall use reasonable best efforts to allow the other party or parties hereto reasonable time to comment on such release or announcement in advance of such issuance (it being understood that the final form and content of any such release or announcement, as well as the timing of any such release or announcement, shall be at the final discretion of the disclosing party); provided, that (i) without further consultation of the other party, either party can confirm any matter addressed in the Press Release; and (ii) the Company shall be permitted to disclose or make a statement contemplated by Rules 14a-9, 14d-9, Rule 14e-2(a) and Item 1012(a) of Regulation M-A promulgated under the Exchange Act. The Company may, without Parent or Merger Sub's consent, communicate to its employees, customers, lenders and suppliers in a manner consistent with prior communications of the Company or consistent with a communications plan previously agreed to by Parent and the Company.

        Section 4.8    Director and Officer Liability.

                (a)   From and after the Effective Time, Parent and Merger Sub agree that all rights to indemnification, advancement of expenses and exculpation of each former and present director or officer of the Company or any of the Company Subsidiaries and each person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Company or any of the Company Subsidiaries (each, together with such person's heirs, executors or administrators, a "Company Indemnified Party"), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any Legal Proceeding or investigation with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the Transactions), arising out of or pertaining to the fact that the Company Indemnified Party is or was an officer or director of the Company or any Company Subsidiary or is or was serving at the request or for the benefit of the Company or any Company Subsidiary as a director, officer, member, trustee or fiduciary of another Person, whether asserted or claimed prior to, at or after the Effective Time as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) as in effect on the Agreement Date or in any agreement to which the Company or any Company Subsidiary is a party, shall be assumed by the Surviving Corporation and shall survive the Merger and continue in full force and effect in accordance with their terms, and Parent shall cause Surviving Corporation to comply with all such terms.

                (b)   From and after the Effective Time, the Surviving Corporation shall: (i) indemnify, defend and hold harmless, against any costs or expenses (including attorney's fees and expenses and disbursements), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, and provide advancement of expenses to, each Company Indemnified Party to the same extent such Company Indemnified Party is indemnified or has the right to advancement of expenses as of the Agreement Date by the Company or any of the Company Subsidiaries pursuant to the Company Charter Documents, other charter and organizational documents of the Company's Subsidiaries and the indemnification agreements

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in existence on the Agreement Date with any Company Service Provider; and (ii) include and cause to be maintained in effect in the charter and bylaws of the Surviving Corporation, the Company Subsidiaries and their respective successors for a period of six (6) years after the Closing, regarding elimination of liability of the Company Indemnified Parties, indemnification, exculpation, contribution and advancement of expenses, provisions that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the Agreement Date contained in the Company Charter Documents; provided, however, all rights to indemnification in respect of any actual or threatened Legal Proceeding made within such period shall continue until the disposition of such Legal Proceeding or resolution of such Legal Proceeding.

                (c)   If the Surviving Corporation or any of its successors or assigns (i) shall consolidate with or merge into any other corporations or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, Parent shall cause the successors and assigns of the Surviving Corporation to assume all of the obligations set forth in this Section 4.8 as a condition to consummating any such consolidation, merger or transfer or properties or assets.

                (d)   Prior to the Effective Time, the Company shall obtain and fully pay the premiums for a non-cancellable extension of the directors' and officers' liability coverage of the Company's existing directors' and officers' insurance policies and the Company's existing fiduciary liability insurance policies (collectively, the "D&O Insurance"), in each case for a claims reporting or discovery period of up to six (6) years on terms and conditions no less advantageous to the indemnified parties, or any other person entitled to the benefit of this Section 4.8, as applicable, than the existing directors' and officers' liability (and fiduciary) insurance maintained by the Company, with respect to any claim related to any period of time at or prior to the Effective Time from the Company's current D&O Insurance carriers or one or more insurance carriers with the same or better credit rating as the Company's current D&O Insurance carriers. Merger Sub and Parent shall cause the Surviving Corporation to maintain such "tail" prepaid policy in full force and effect for six (6) years after the Closing; provided, however that (y) in no event shall the Company or the Surviving Corporation be required or permitted to expend for such policies pursuant to this sentence an aggregate amount in excess of 300% of the last annual premium paid by the Company prior to the Agreement Date in respect of such coverage, and (z) if the aggregate premiums of such insurance coverage exceed such amount and the Company or the Surviving Corporation, as applicable, shall obtain a policy in accordance with this sentence, such policy shall provide the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

                (e)   Parent shall cause the Surviving Corporation or its respective Subsidiaries, as the case may be, to assume, honor and fulfill all obligations of the Company or any of the Company Subsidiaries pursuant to any written indemnification agreements with the indemnified parties, or any other person entitled to the benefit of this Section 4.8, as applicable.

                (f)    The provisions of this Section 4.8 shall survive consummation of the Merger, are intended to be for the benefit of, and will be enforceable by, each indemnified or insured person hereunder (including the Company Indemnified Parties), his or her heirs and his or her representatives (who shall, for the avoidance of doubt, be deemed third-party beneficiaries of this Agreement for purposes of this Section 4.8) and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract, at Law or otherwise.

        Section 4.9    Director Resignations.     The Company shall provide Parent with a correct and complete list of the directors and officers of the Company and each of the Company Subsidiaries at least ten (10) Business Days prior to the Closing. The Company shall, at the direction of Parent, obtain and deliver to Parent at the Closing evidence reasonably satisfactory to Parent of the resignation, effective as of the

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Effective Time, of those directors of the Company or any Subsidiary of the Company designated by Parent to the Company in writing at least five (5) Business Days prior to the Closing.

        Section 4.10    Notification of Certain Events.     Each of the Company and Parent shall, as promptly as reasonably practicable, notify the other:

                (a)   Upon the Company having Knowledge that, or Parent having Knowledge, as applicable, that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect that would cause the condition set forth in Section 5.2(a) or Section 5.3(a), as applicable, not to be satisfied, or of any failure of such Person to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement that would cause the condition set forth in Section 5.2(b) or Section 5.3(b), as applicable, not to be satisfied; provided, however, that no such notification shall affect or be deemed to modify any representation or warranty of such party set forth herein or the conditions to the obligations of the other party to consummate the Merger, or the remedies available to the parties hereto, and provided further, that failure to give any such notice shall not be treated as a breach of covenant for the purposes of Section 6.1(c)(ii) or Section 6.1(d) of this Agreement, as applicable;

                (b)   to the extent the Company has Knowledge of such notice or communication or Parent has Knowledge of such notice or communication, as the case may be, of any written communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger;

                (c)   of any material written communication from any Governmental Authority related to the Merger; and

                (d)   of any proceedings commenced and served upon it or any Company Subsidiaries, or to the Knowledge of the Company, threatened in writing against the Company or any Company Subsidiaries, that, if pending on the Agreement Date, would have been required to have been disclosed pursuant to any Section of this Agreement.

        Section 4.11    Transaction Litigation.     During the Interim Period, (a) the Company and Parent shall give each other the opportunity to participate in the defense, settlement and/or prosecution of any Transaction Litigation and (b) the Company shall not, and shall cause the Company Subsidiaries and Representatives not to, compromise, settle, offer or propose to settle, or otherwise take any material action in respect of (A) any Transaction Litigation, (B) any other material civil litigation, investigation, arbitration, proceeding or claim involving or against the Company or any of the Company Subsidiaries set forth in Section 4.11 of the Company Disclosure Schedules, or (C) any litigation, investigation, arbitration, proceeding or other claim involving or against the Company or any of the Company Subsidiaries brought by a Governmental Authority or otherwise involving regulatory action or involving criminal charges or allegations or consent or commit to the taking of any of the foregoing actions, unless in each case Parent shall have consented in advance and in writing (which consent shall not be unreasonably conditioned, withheld or delayed).

        Section 4.12    Rule 16b-3.     Prior to the Effective Date, the Company shall take all such steps as may be required to cause the transactions contemplated by Article I, and any other dispositions of equity securities (including derivative securities) of the Company by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 4.13    Confidentiality.     The parties hereto acknowledge that the Sponsor and the Company have previously executed a confidentiality agreement, dated as of February 5, 2015 (as amended as of May 1, 2018, the "Confidentiality Agreement"), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified herein. The Confidentiality Agreement shall automatically terminate at the Effective Time without further action by any party thereto.

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        Section 4.14    Approval of Sole Stockholder of Merger Sub; Obligations of Merger Sub.     Immediately following execution of this Agreement, Parent shall execute and deliver, in accordance with applicable Law and its organizational documents, in its capacity as sole stockholder of Merger Sub, a written consent adopting the plan of merger contained in this Agreement. Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Merger and the other Transactions upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to and in accordance with this Agreement.

        Section 4.15    Financing.

                (a)   Each of Merger Sub and Parent shall take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Equity Financing on the terms and conditions described herein and in the Equity Commitment Letter on a timely basis to facilitate the Closing and pay all Required Amounts when required by Section 1.2. Each of Merger Sub and Parent shall use their respective reasonable best efforts to consummate and obtain the proceeds of the Debt Financing on the terms and conditions (including the flex provisions) described in the Debt Commitment Papers (as replaced, amended, supplemented, modified, waived or superseded to the extent not prohibited by Section 4.15(b) below) on a timely basis (after giving effect to the Marketing Period) to facilitate the Closing when required by Section 1.2, including using their respective reasonable best efforts to: (i) maintain in effect the Debt Commitment Papers until the Transactions are consummated, (ii) enforce (including through specific performance, litigation or other appropriate proceedings, each of the foregoing pursued in good faith) its rights under the Debt Commitment Papers, (iii) negotiate and enter into definitive agreements with respect thereto on the terms and conditions (including flex provisions) contained in the Debt Commitment Papers (or on terms not materially less favorable to Parent or Merger Sub than the terms and conditions (including flex provisions) in the Financing Commitments), and (iv) satisfy, or cause their Representatives to satisfy, on or prior to the Closing Date (or obtain the waiver of) all conditions in the Debt Commitment Papers and such definitive agreements applicable to it that are within its control. In the event that all the conditions contained in any Financing Commitment (other than, with respect to the Debt Financing, the availability of the Equity Financing) have been satisfied (or upon funding will be satisfied), each of Merger Sub and Parent shall use their respective reasonable best efforts (including through litigation pursued in good faith) to cause the Financing Sources party to the Debt Financing Papers to, and shall cause the Financing Sources party to the Equity Commitment Letter to, comply with their respective obligations, including to fund the Financing at the Closing (and in any event prior to the Outside Date). Each of Merger Sub and Parent shall comply with their respective obligations, and enforce their respective rights, under the Equity Commitment Letter in accordance with the terms therein, in each case in a timely and diligent manner. Each of Merger Sub and Parent shall use reasonable best efforts to comply with their respective obligations, and use reasonable best efforts to enforce their respective rights, under the Debt Commitment Papers, in each case in a timely and diligent manner.

                (b)   Neither Merger Sub nor Parent shall agree to any amendments or modifications to, or grant any waivers of, any condition or other provision or remedy under the Financing Commitments or Financing Agreements without the prior written consent of the Company (which may be granted or withheld in the Company's sole discretion), to the extent such amendments, modifications or waivers could or could reasonably be expected to (i) reduce (or have the effect of reducing) the aggregate amount of aggregate cash proceeds available from the Financing (including by changing the amount of fees to be paid or original issue discount) unless (but only to the extent that) Parent and Merger Sub do not require the full amount of the Financing to fund the Required Amount at the Closing or Parent delivers the Company an amended Equity Commitment Letter, duly executed by the affiliates of the Sponsor listed therein, to increase the Equity Financing by an amount equal to such reduction to such Financing; provided, however, that no Financing Commitment shall be reduced unless and until such financing is actually funded at the

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Closing or the Company receives such amended Equity Commitment Letter, or (ii) impose new or additional conditions precedent to the Financing or otherwise expand, amend or modify any of the conditions precedent to the Financing in a manner that could reasonably be expected to be adverse to Merger Sub, Parent or the Company, including any expansion, amendment or modification that would or could be reasonably be expected to (A) prevent or delay or impair the ability of Merger Sub and Parent to consummate the Merger and the other Transactions to be consummated on the Closing Date pursuant to this Agreement, (B) adversely impact the ability of Merger Sub or Parent to enforce its rights or remedies against the other parties to the Financing Commitments or Financing Agreements or (C) make the funding of the Financing on the Closing Date or satisfaction of the conditions precedent to obtaining the Financing on the Closing Date any less likely to occur; provided that, subject to compliance with the other provisions of this Section 4.15, Parent and Merger Sub may amend the Debt Commitment Letter to add arrangers, bookrunners, agents or similar entities if such modifications, individually or in the aggregate, could not reasonably be expected to prevent or delay or impair the ability of Merger Sub and Parent to consummate the Merger and the other Transactions to be consummated on the Closing Date pursuant to this Agreement, including, for the avoidance of doubt, to modify pricing or implement or exercise any of the flex provisions contained in the Debt Commitment Papers. Parent shall promptly deliver to the Company copies of any such amendment, modification or waiver of any of the Financing Commitments or the Financing Agreements. Neither Merger Sub nor Parent shall release or consent to the termination of the obligations of the lenders and other Persons under the Financing Commitments or Financing Agreements, except for (i) replacements of the Debt Commitment Letter with alternative financing commitments pursuant to Section 4.15(c) , or (ii) assignments and replacements of lenders under the terms of the syndication of the Financing Commitments in accordance with the terms thereof so long as any such assignment or replacement would, were it structured as an amendment to the existing Financing Commitment, not result in any of the circumstances described in the first sentence of this Section 4.15(b).

                (c)   In the event that any portion of the Financing (A) becomes or (B) would reasonably be expected to become unavailable in the manner contemplated in the Financing Commitments (including the flex provisions) (other than as a result of the termination of the Financing Commitments on the Outside Date pursuant to the terms thereof), Parent shall promptly so notify the Company. As soon as reasonably practicable, Parent and Merger Sub shall provide any information reasonably requested by the Company relating to any circumstance referred to in the immediately preceding sentence or in Section 4.15(d)(ii); provided, however, subject to the rules of discovery otherwise applicable, that Parent or Merger Sub need not provide any information that it believes after consultation with external legal counsel to be privileged. Upon the occurrence of any circumstance referred to the second preceding sentence or in Section 4.15(d)(ii), Merger Sub and Parent shall use their respective reasonable best efforts to arrange and obtain in replacement thereof, and to negotiate and enter into definitive agreements with respect to, alternative financing from the same or alternative financial institutions or other Persons (which such alternative financing (x) shall be in an amount, when combined with Merger Sub's and Parent's other source of funds, equal to the Required Amount on terms (unless otherwise agreed by Parent) and conditions that are not materially less favorable, in the aggregate, to Merger Sub and Parent than those in the Financing Commitments (including flex provisions) as in effect on the Agreement Date and (y) shall not contain any terms that would not be permitted to be effected by an amendment, modification or waiver of the Financing Commitments pursuant to Section 4.15(b)). Notwithstanding anything to the contrary in this Agreement, in no event shall the "reasonable best efforts" of Parent or Merger Sub be deemed or be construed to require Parent or Merger Sub to, and neither Parent nor Merger Sub shall be required to, seek equity financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter. The definitive agreements entered into pursuant to the first sentence of this Section 4.15(c) or Section 4.15(a)(iii) are referred to in this Agreement, collectively, as the "Financing Agreements." In the event any new Financing Commitment is obtained as permitted or required in accordance herewith, (A) any reference in this Agreement to the "Financing," the "Equity Financing" or the "Debt Financing" means the financing contemplated by the Financing Commitment(s)

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as permitted to be amended, modified or replaced pursuant to this Section 4.15 and the "Debt Commitment Papers" means the Debt Commitment Papers as permitted to be amended, modified or replaced pursuant to this Section 4.15, and (B) any reference in this Agreement to the "Financing Agreements" or the "Financing Commitments" shall be deemed to include the Financing Commitment(s) that are not superseded in accordance herewith by a new Financing Commitment at the time in question and the new Financing Commitment(s) to the extent then in effect. Notwithstanding anything to the contrary in this Agreement, each of Parent and Merger Sub acknowledges and agrees that neither the obtaining of the Financing (or any alternative Financing), the performance by any party to any Financing Commitment of its obligations thereunder nor the completion of any issuance of securities contemplated by the Financing (or any alternative Financing) is a condition to Closing and reaffirms its obligation to consummate the Transactions irrespective and independently of the availability of the Financing or any alternative Financing, or the completion of any such issuance, subject to the applicable conditions set forth in Section 5.1 and Section 5.3.

                (d)   Parent shall (i) furnish the Company complete, correct and executed copies of the Financing Agreements or any alternative financing agreement entered into in accordance (in each case of the foregoing, in the case of any fee letters, to the extent required by the terms of the applicable Debt Commitment Letter, redacted in a manner consistent with the Redacted Fee Letters) promptly upon their execution, but in any event on the same day as the execution thereof, (ii) without limiting the generality of the immediately following subclause (iii), give the Company prompt written notice, of (A) any breach of which either Merger Sub or Parent is or becomes aware by any party of any of the Financing Commitments, any alternative financing commitment, the Financing Agreements, or any alternative financing agreement entered into in accordance with this Section 4.15 or any termination thereof or attempted or threatened termination thereof (in each case, whether or not such attempted or threatened termination is valid), (B) if Parent or Merger Sub obtains Knowledge that any of the Financing Commitments ceases to be in full force and effect and the legal, valid, binding and enforceable obligations of Parent or Merger Sub or of the other parties thereto, (C) if Parent or Merger Sub or any of their respective Representatives receives (1) any written notice or (2) other written communication, in each case from any Financing Source with respect to (y) any actual breach, default, termination or repudiation by any party to any of the Debt Commitment Papers or Financing Agreements of any provisions of the Financing Commitments or Financing Agreements or (z) material dispute or disagreement between or among any parties to any of the Financing Commitments or Financing Agreements with respect to the obligation to fund the Financing in an amount equal to the Required Amount at Closing on the terms and conditions set forth in the Financing Commitments, provided, however, subject to the rules of discovery otherwise applicable, that Parent or Merger Sub need not provide any information that is privileged if Parent shall have used its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not violate the applicable rule or risk waiver of such privilege), and (iii) otherwise, promptly upon request of the Company, keep the Company reasonably informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Financing (or any alternative financing under this Section 4.15).

        Section 4.16    Financing Cooperation and Indemnification.

                (a)   Subject to (x) the last two sentences of Section 4.1 and (y) Section 4.16(b) and Section 4.16(c), prior to the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries to, and shall use its reasonable best efforts to cause its and their Representatives to, provide to Parent such customary and necessary cooperation, at Parent's sole expense, as may be reasonably requested by Parent to assist Parent in the arrangement of the Debt Financing, which such reasonable best efforts shall include, at Parent's request:

                        (i)    reasonably cooperating with due diligence efforts of Parent and the Financing Sources and reasonably assisting Parent and Merger Sub in the preparation of one or more credit or other agreements, as well as any pledge and security documents, and other definitive financing documents,

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collateral filings or other certificates or documents as may be reasonably requested by Parent and otherwise using reasonable best efforts to facilitate the pledging of collateral;

                        (ii)   using reasonable best efforts to furnish Parent as promptly as reasonably practicable following Parent's reasonable request such financial information regarding the Company and the Company Subsidiaries as is customarily required in connection with the executing of financings of a type similar to the Debt Financing, including (A) the financial statements and other information which are necessary to satisfy the conditions set forth in paragraph 7(a) of Exhibit D of the Debt Commitment Letter (in the case of the foregoing subclause (A), which such financial statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in conformity with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as otherwise noted therein or to the extent required by GAAP) and present fairly in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and the Company Subsidiaries as of the dates or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end adjustments), (B) such other financial, business and other information regarding the Company and the Company Subsidiaries as Parent shall reasonably request from the Company, including to the extent necessary to allow Parent to prepare pro forma financial statements that are necessary to satisfy the conditions set forth in paragraph 7(b) of Exhibit D to the Debt Commitment Letter (it being understood none of such information need include financial statements required by Rules 3-09, 3-10 or 3-16 of Regulation S-X under the Securities Act, Compensation Discussion and Analysis or other information required by Item 402 of Regulation S-K under the Securities Act and the executive compensation and related person disclosure rules related to SEC Release Nos. 33-8732A, 34-54302A and IC-2744A), (C) customary authorization letters (including customary representations with respect to accuracy of information) for inclusion in any information materials that authorize the distribution of information provided under clauses (A) and (B) above to prospective lenders (all information required to be delivered pursuant to subclauses (A) through (B), the "Required Information"); provided, notwithstanding anything in this definition to the contrary, the Company shall not be required to deliver any financial information with respect to a fiscal period that has not yet ended or for which the applicable quarterly or annual report has not been required to have been filed with the SEC, and which, in the case of all such Required Information, is Compliant, and upon request of Parent, Company shall periodically supplement the Required Information (to the extent it is available) so that Parent and Merger Sub may ensure that such Required Information, when taken as a whole, does not contain any material misstatement of fact or omit to state any fact necessary to make such information not materially misleading; provided that the filing by the Company of the required financial statements specified in subclause (A) above in its Annual Report on Form 10-K or its Quarterly Report on Form 10-Q, as applicable, within such time periods will be deemed to satisfy the foregoing requirements with respect to the Company and the Company Subsidiaries for all purposes of this Agreement and (y) without limiting the generality of Section 4.1, information obtained by Parent and the Financing Sources pursuant to this Section 4.16 will constitute "Confidential Information" under the Confidentiality Agreement and will be subject to the provisions of the Confidentiality Agreement and the Financing Sources and their respective representatives and advisors shall be considered "Representatives" thereunder and shall agree to be bound thereby by joinder thereto or otherwise;

                        (iii)  using reasonable best efforts to cause the Company's and each of the Company Subsidiaries' senior officers to (A) participate in a reasonable number of meetings, presentations, due diligence sessions, drafting sessions and sessions with prospective lenders and sessions with rating agencies and other customary syndication activities; and (B) assist with the preparation of materials for rating agency presentations, bank information memoranda and similar documents reasonably required or requested in connection with the Debt Financing;

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                        (iv)  if any of the Indebtedness listed in Section 4.16(a)(iv) of the Company Disclosure Schedules remains outstanding as of the Closing, obtaining customary payoff letters, Lien terminations and instruments of discharge (A) indicating the amount required for the payoff, discharge and termination in full on the Closing Date of such Indebtedness and Liens thereunder which are required to be terminated and released substantially concurrently with the Closing pursuant to the terms and conditions of the Debt Commitment Papers to discharge such Indebtedness at Closing and/or releasing the obligations of the Company and its Company Subsidiaries thereunder, and (B) if such Indebtedness is secured by any Liens, agreeing to release such Liens upon receipt of the payoff amount;

                        (v)   using its reasonable best efforts to (x) furnish Parent and the Financing Sources promptly (but in any event, at least five (5) days prior to the Closing Date) with all documentation and other information requested by the Financing Sources in writing at least ten (10) days prior to the Closing Date which are required by Governmental Authorities with respect to the Debt Financing under applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act and (y) provide beneficial ownership certifications required pursuant to 31 C.F.R. § 1010.230; and

                        (vi)  executing and delivering any credit agreements, pledge and security documents, guarantees and other definitive financing documents or requested customary certificates and documents (including a certificate of the chief financial officer of the Company with respect to solvency matters); provided that, except for a customary authorization letter, (A) none of the agreements, documents and certificates contemplated by this Section 4.16 shall be executed and delivered, in each case of the foregoing except at and concurrent with the Closing and the respective Representative(s) executing any agreements, documents and certificates shall remain as officers of the Surviving Corporation or the Company Subsidiaries, as applicable, (B) the effectiveness thereof shall be conditioned upon, or only become operative after, the occurrence of the Closing, (C) no personal liability shall be imposed on the officers or employees involved and (D) neither the Company nor any of Company Subsidiaries, nor any of their respective Representatives, shall be required to provide any legal opinion or other opinion of counsel prior to the Closing Date in connection with the Debt Financing.

                (b)   Notwithstanding anything to the contrary contained in this Agreement (including this Section 4.16): (i) nothing in this Agreement (including this Section 4.16) shall require any such reasonable best efforts to the extent that it would (a) require the Company or any of the Company Subsidiaries or their respective Representatives, as applicable, to waive or amend any terms of this Agreement or agree to pay any commitment or other fees or reimburse any expenses in connection with the Financing that are not contingent upon the Effective Time or incur any actual or potential liability or obligation or give any indemnities in connection with the Financing that are not contingent upon the Effective Time, (b) unreasonably interfere with the ongoing business or operations of the Company and the Company's Subsidiaries or create an unreasonable risk of damage or destruction to any property or assets of the Company or any of the Company Subsidiaries, (c) require the Company or any of the Company Subsidiaries to take any action that will conflict with or violate the Company's Charter Documents or any Laws, or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or default under, any material Contract not entered into in contemplation hereof to which the Company or any of the Company Subsidiaries is a party, (d) require the Company or any of the Company Subsidiaries to enter into or approve any financing or purchase agreement for the Financing prior to the Effective Time, (e) result in any significant interference with the prompt and timely discharge of the duties of any of the Company's executive officers or senior management, (f) result in or reasonably be expected to result in any officer or director of the Company or any Company Subsidiary or any Representative of any of the foregoing incurring personal liability with respect to any matters relating to the Financing, (g) require any of the Company or the Company Subsidiaries to consent to the prefiling of UCC-1 financing statements or any other grant of Lien or other encumbrances prior to the Effective Time or (h) require any of the pre-Closing boards of directors (or equivalent bodies) of the Company or any of the Company Subsidiaries to enter into any resolutions or take similar action to approve or authorize the

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execution thereof and (ii) none of the Company or any of the Company Subsidiaries or any of their respective Representatives shall have any liability or incur any losses, damages or penalties with respect to the Debt Financing in connection therewith in the event the Closing does not occur. Notwithstanding the above, all corporate, limited liability or other organizational actions shall be deemed to become effective only if and when the Closing occurs and shall be derived exclusively from the authority of, and shall only be taken by, the board of directors of the Company and its Company Subsidiaries or other governing body of the Company and its Company Subsidiaries as constituted after giving effect to the Closing.

                (c)   Parent shall promptly, upon request by the Company, reimburse the Company for all of its reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by the Company and the Company Subsidiaries in connection with any cooperation contemplated by this Section 4.16.

                (d)   Merger Sub and Parent shall on a joint and several basis, indemnify and hold harmless the Company, the Company Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with the Financing, the arrangement of the Financing and/or the provision of information utilized in connection therewith (other than any information prepared or provided by the Company, any Company Subsidiary or any of their respective Representative) to the fullest extent permitted by applicable Law except, in each case, to the extent resulting from Fraud or willful misconduct of the Company or any Company Subsidiary or any of their respective Representatives as determined in a final non-appealable judgment by a court of competent jurisdiction.

                (e)   The Company hereby consents to the use of (i) the financial statements and other information to be provided pursuant to this Section 4.16 in connection with the Financing and (ii) its and the Company Subsidiaries' Trademarks and logos, in each case, in connection with the Financing; provided that such Trademarks and logos are used in a manner that is not intended to or reasonably likely to harm or disparage the Company or any of the Company Subsidiaries or the reputation or goodwill of the Company or any of the Company Subsidiaries or any Company Product or Company Intellectual Property.

                (f)    All non-public or otherwise confidential information regarding the Company or the Company Subsidiaries obtained by Parent or its Representatives pursuant to Section 4.16 will constitute "Confidential Information" under the Confidentiality Agreement and will be subject to the provisions of the Confidentiality Agreement; provided that Parent and Merger Sub shall be permitted to disclose Confidential Information to potential debt financing sources for the Transactions and their Representatives without the prior written consent of the Company if such potential debt financing sources and their Representatives who receive such information are subject to a confidentiality agreement no less restrictive than the Confidentiality Agreement with respect to such information or as provided in the Debt Commitment Letter. In addition to, and not in lieu of, Parent's right to disclose non-public or otherwise confidential information in accordance with the terms of the Confidentiality Agreement, Parent may (i) during the Go-Shop Period, disclose Confidential Information to the Sponsor and Sponsor's Affiliates and their respective limited partners and their respective Affiliates and Representatives and the potential financing source identified on Section 4.16(f) of the Company Disclosure Schedules and its Affiliates and Representatives for the Transactions and their respective Representatives without the prior written consent of the Company if such potential equity financing sources and their Representatives who receive such information are subject to a confidentiality agreement no less restrictive than the Confidentiality Agreement with respect to such information and (ii) from and after the No-Shop Period Start Date until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, disclose Confidential Information to the limited partners of Sponsor or its Affiliates and their respective Affiliates and Representatives and any other potential equity financing source and its Affiliates and Representatives for the Transactions that is reasonably acceptable to the Company (such approval not to be unreasonably withheld, delayed or conditioned with respect to any such other potential equity financing source and its Affiliates and Representatives) if such potential equity financing source is subject to a

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confidentiality agreement that is no less restrictive than the Confidentiality Agreement with respect to such information and the Sponsor shall be responsible for any breach of the Confidentiality Agreement by such potential equity financing source or any of its respective Representatives who receive such information.

        Section 4.17    Stock Exchange Delisting.     Following receipt of the Company Stockholder Approval, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NASDAQ to enable the de-listing by the Surviving Corporation of the Company Stock from the NASDAQ and the deregistration of the Company Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days thereafter.

        Section 4.18    Takeover Statutes.     During the Interim Period, the Company and the Company Subsidiaries shall not take any action that would cause the Transactions to be subject to requirements imposed by any takeover statute. If any "moratorium," "control share acquisition," "fair price," "supermajority," "affiliate transactions" or "business combination statute or regulation" or other similar state anti-takeover Laws and regulations may become, or may purport to be, applicable to the Transactions, each of the Company, Merger Sub and Parent shall grant such approvals and take such actions as are reasonably necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transactions.

        Section 4.19    Employee Matters.

                (a)   During the period beginning as of the Effective Time and ending no earlier than the first (1st) anniversary of the Effective Time (the "Benefit Period"), Parent shall cause the Company and the Company Subsidiaries to provide each Continuing Employee with (i) at least the same level of base wages or base salary, as applicable, that were provided to the Continuing Employee immediately prior to the Effective Time, (ii) cash bonus opportunities (excluding any equity compensation) that, in the aggregate, are at least the same as were provided to the Continuing Employee immediately prior to the Effective Time, (iii) employee benefits that are substantially similar in the aggregate to the employee benefits that were provided by the Company and the Company Subsidiaries to the Continuing Employee immediately prior to the Effective Time and (iv) severance benefits that are no less favorable than those set forth on Section 4.19(a) of the Company Disclosure Schedules.

                (b)   Parent shall, and shall cause its Subsidiaries to, grant all Continuing Employees credit for any service to the Company and its Subsidiaries earned prior to the Closing for purposes of eligibility, vesting and determination of the level of benefits, vacation or paid time off accrual and severance benefit determinations, under any benefit or compensation plan, program, agreement or arrangement in which a Continuing Employee participates that may be established or maintained by Parent or its Subsidiaries on or after the Closing (the "New Plans"); provided, however, that such service credit shall not be recognized to the extent that it would result in a duplication of benefits for the same period of time. In addition, Parent shall, and shall cause its Subsidiaries to, cause (i) to be waived all pre-existing condition exclusions and actively-at-work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any New Plans to the extent waived or satisfied by a Continuing Employee under any Company benefit plan as of the Closing and (ii) any deductible, co-insurance and covered out-of-pocket expenses paid on or before the Closing by any Continuing Employee (or covered dependent thereof) to be taken into account for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket provisions after the Closing under any applicable New Plan in the same plan year in which the Closing occurs.

                (c)   For the avoidance of doubt, the Parties acknowledge and agree that the consummation of the Merger will constitute a "Change in Control" or "Change of Control" (or similar term), as applicable, within the meaning of (i) the Contacts with Company Service Providers set forth on Section 4.19(c) of the

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Company Disclosure Schedules, (ii) the Stock Plans, and each agreement governing the awards granted under such plans, and (iii) such plans, programs, agreements or other arrangements set forth on Section 4.19(c) of the Company Disclosure Schedules, and shall have such other effects as specified in Section 4.19(c) of the Company Disclosure Schedules.

                (d)   Nothing contained herein, express or implied, (x) is intended to confer upon any Continuing Employee any right to continued employment for any period or continued receipt of any specific employee benefit, or shall constitute an amendment to or any other modification of any benefit plan, (y) shall alter or limit Parent's or the Company's or their Subsidiaries' ability to amend, modify or terminate any particular benefit plan, program, agreement or arrangement or (z) is intended to confer upon any individual (including employees, retirees or dependents or beneficiaries of employees or retirees) any right as a third party beneficiary of this Agreement.

ARTICLE V
CONDITIONS TO MERGER

        Section 5.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction (or waiver by the party entitled to the benefit thereof) at or prior to the Effective Time of the following conditions:

                (a)   Reserved.

                (b)   No Orders.    No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order which is then in effect and has the effect of making illegal, restraining, enjoining, restraining, preventing or prohibiting the consummation of the Merger or making consummation of the Merger illegal.

                (c)   Company Stockholder Approval.    The Company Stockholder Approval shall have been duly obtained.

        Section 5.2    Conditions to Obligation of the Company to Effect the Merger.     The obligation of the Company to effect the Merger shall be subject to the satisfaction (or waiver by Company) at or prior to the Effective Time of the following additional conditions:

                (a)   Each of the representations and warranties of Parent and Merger Sub contained in (i) Sections 3.1, 3.2, 3.3(a)(i), 3.12 and 3.13 of this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified date or time, which shall be true and correct in all material respects only as of such date or time) and (ii) this Agreement other than those Sections specifically identified in clause (i) of this Section 5.3(a) (disregarding all "materiality" or "Parent Material Adverse Effect" qualifications contained therein), shall be true and correct at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified date or time, which shall be true and correct, disregarding all materiality and "Parent Material Adverse Effect" qualifications contained therein, only as of such date or time), with only such exceptions, in the case of this clause (ii) only, as have not had and would not have, individually or in the aggregate, a Parent Material Adverse Effect.

                (b)   Each of Parent and Merger Sub shall have performed or complied with, in all material respects, all of the obligations, agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Effective Time; and

                (c)   Parent shall have delivered to the Company a certificate, dated as of the Closing Date, signed by an officer of Parent and certifying as to the satisfaction of the conditions specified in Section 5.2(a) and Section 5.2(b).

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        Section 5.3    Conditions to Obligations of Parent and Merger Sub to Effect the Merger.     The obligations of Parent and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver by Parent) at or prior to the Effective Time of the following additional conditions:

                (a)   Each of the representations and warranties of the Company contained in (i) Section 2.1, Section 2.2(a), Section 2.2(b), Section 2.2(d), Section 2.3(a), Section 2.3(b), Section 2.3(c)(i), Section 2.4(a), Section 2.4(b), Section 2.9 and Section 2.21 shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified date or time, which shall be true and correct in all material respects only as of such date or time) and (ii) this Agreement other than those Sections specifically identified in clause (i) of this Section 5.3(a) (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true and correct at and as of the Effective Time as if made at and as of such time (other than representations and warranties that by their terms address matters only as of another specified date or time, which shall be true and correct, disregarding all materiality and Company Material Adverse Effect qualifications contained therein, only as of such date or time), with only such exceptions, in the case of this clause (ii) only, as have not had and would not have, individually or in the aggregate, a Company Material Adverse Effect; provided that solely for purposes of clause (i) above, if one or more inaccuracies in Section 2.2(a), Section 2.2(b) or Section 2.2(d) would cause the aggregate amount required to be paid by Parent or Merger Sub in connection with the Closing to increase by $3,000,000 or more, such inaccuracy or inaccuracies shall be considered material for purposes of clause (i) of this Section 5.3(a) and a failure of the condition set forth in Section 5.3(a)(i).

                (b)   The Company shall have performed or complied with, in all material respects, all of the obligations, agreements and covenants under this Agreement to be performed or complied with by it at or prior to the Effective Time;

                (c)   Since the Company Balance Sheet Date, there shall not have occurred any change, event, circumstance, development or effect that has had, individually or in the aggregate, a Company Material Adverse Effect; and

                (d)   The Company shall have delivered to Parent a certificate, dated as of the Closing Date, signed by an executive officer of the Company and certifying as to the satisfaction of the conditions specified in Section 5.3(a) through Section 5.3(c).

        Section 5.4    Frustration of Closing Conditions.     None of the Company, Merger Sub or Parent may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was primarily caused by such party's breach of any provision of this Agreement which would result in the failure of the closing condition set forth in Section 5.2(b) or Section 5.3(b), as applicable.

ARTICLE VI
TERMINATION

        Section 6.1    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time whether before or after receipt of the Company Stockholder Approval (other than in the case of Section 6.1(a)) by written notice of the terminating party to the other parties:

                (a)   by mutual written consent of Parent and the Company;

                (b)   by either Parent or the Company if:

                        (i)    the Closing shall have not been consummated on or prior to 5:00 p.m. (New York Time), on December 20, 2018 (the "Outside Date"); provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 6.1(b) if the failure of the Closing to occur prior to the Outside Date is primarily attributable to a failure of such party to perform any of its covenants or

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obligations under this Agreement which would result in the failure of the closing condition set forth in Section 5.2(b) or Section 5.3(b), as applicable; or

                        (ii)   at any time prior to the Effective Time if any Law or final, non-appealable Governmental Order shall be in effect having the effect of making illegal, restraining, enjoining or prohibiting the acceptance for payment of, and payment for, the Shares pursuant to the consummation of the Merger; or

                        (iii)  the Company Stockholder Approval shall not have been obtained at the Company Stockholders' Meeting (including any adjournment or postponement thereof); or

                (c)   by Parent if:

                        (i)    at any time prior to the Closing if a Triggering Event shall have occurred; or

                        (ii)   there shall have been a breach or inaccuracy of any representation or warranty contained in this Agreement on the part of the Company or the Company has failed to perform or comply with any of its covenants or agreements contained in this Agreement, which breach, inaccuracy or failure to perform or comply (1) would give rise to the failure of a condition set forth in Section 5.3(a) or Section 5.3(b) and (2) is incapable of being cured prior to the Outside Date or, if curable, is not cured by the Company on or before the earlier of (A) the Outside Date or (B) the date that is thirty (30) calendar days following the receipt by the Company of written notice from Parent of such breach, inaccuracy or failure to perform or comply; provided that Parent or Merger Sub is not then in breach of any representation, warranty, covenant or agreement contained in this Agreement such that it would give rise to the failure of a condition set forth in Section 5.2(a) or Section 5.2(b); or

                (d)   by Company if:

                        (i)    there shall have been a breach or inaccuracy of any representation or warranty contained in this Agreement on the part of Parent or Merger Sub or Parent or Merger Sub has failed to perform or comply with any of its respective covenants or agreements contained in this Agreement, which breach, inaccuracy or failure to perform or comply (1) would give rise to the failure of a condition set forth in Section 5.2(a) or Section 5.2(b) and (2) is incapable of being cured prior to the Outside Date or, if curable, is not cured by Parent or Merger Sub on or before the earlier of (A) the Outside Date or (B) the date that is thirty (30) calendar days following the receipt by Parent of written notice from the Company of such breach, inaccuracy or failure to perform or comply; provided that the Company is not then in breach of any representation, warranty, covenant or agreement contained in this Agreement such that it would give rise to the failure of a condition set forth in Section 5.3(a) or Section 5.3(b); or

                        (ii)   (A)    all of the conditions set forth in Section 5.1 and Section 5.3 have been satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied at the Closing or unless the failure to be so satisfied is due to any material breach or inaccuracy of any representation or warranty contained in this Agreement on the part of Parent or Merger Sub or the failure of Parent or Merger Sub to perform or comply with any of its respective material covenants or agreements contained in this Agreement) or, to the extent permitted by Law, waived, (B) Parent shall have failed to consummate the Merger by the time the Closing was required to occur under Section 1.2; (C) the Company has irrevocably notified Parent in writing that, if Parent performs its obligations hereunder and the Equity Financing contemplated by the Equity Commitment Letter and the Debt Financing contemplated by the Debt Commitment Letter is funded, the Company stands ready, willing and able to consummate the Merger; (D) the Company shall have given Parent written notice at least three (3) Business Days prior to such termination stating the Company's intention to terminate this Agreement pursuant to this Section 6.1(d)(ii) and (E) the Merger shall not have been consummated by the end of such three (3) Business Day period; or

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                        (iii)  at any time prior to receiving the Company Stockholder Approval, the Company Board authorizes the Company to enter into a definitive Company Acquisition Agreement with respect to a Superior Proposal and to, substantially concurrently with such termination, enter into such Company Acquisition Agreement; provided, that, (A) as a condition precedent to the effectiveness of any such termination the Company shall have paid the Company Termination Fee in accordance with the terms, and at the times, specified in Section 6.3(b) and (B) the Company concurrently shall have entered into such Company Acquisition Agreement.

        Section 6.2    Effect of Termination.     In the event of the termination of this Agreement as provided in Section 6.1, this Agreement shall be of no further force or effect; provided, however, that (i) Section 4.5(f), Section 4.16(d), this Section 6.2, Section 6.3 and Article VII (and the Confidentiality Agreement and the Limited Guarantee) shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) nothing herein will relieve (x) the Company from any liability for Damages resulting from Fraud prior to the valid termination of this Agreement or (y) the Company from any liability for Damages resulting from the Company's willful breach of this Agreement as a result of an intentional and willful breach or an intentional and willful material failure by the Company to perform its obligations under this Agreement, in each case that is the consequence of an act or omission by the Company with the actual knowledge that the taking of such act or failure to take such act would cause a breach of this Agreement (a "Willful Breach") prior to the valid termination of this Agreement.

        Section 6.3    Expenses; Termination Fees.

                (a)   Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such cost or expense.

                (b)   In the event that this Agreement is terminated by Parent pursuant to Section 6.1(c)(i) or by the Company pursuant to Section 6.1(d)(iii), then the Company shall pay to Parent the Company Termination Fee. The Company Termination Fee payable pursuant to this Section 6.3(b) shall be paid no later than the second (2nd) Business Day following termination pursuant to Section 6.1(c)(i) and concurrently (or the next Business Day if payment is not feasible on the date of termination) with any termination pursuant to Section 6.1(d)(iii).

                (c)   If (i) after the Agreement Date but prior to the termination of this Agreement in accordance with its terms, the Company shall have received an Acquisition Proposal with respect to an Acquisition Transaction that becomes publicly known and is not withdrawn prior to the termination of this Agreement, (ii) thereafter, this Agreement is terminated (A) by Parent or the Company pursuant to Section 6.1(b)(i) or Section 6.1(b)(iii) (unless the Company would have been entitled to terminate this Agreement pursuant to Section 6.1(d)(i) or Section 6.1(d)(ii) but for such termination pursuant to Section 6.1(b)(i) or Section 6.1(b)(iii)) or (B) by Parent pursuant to Section 6.1(c)(ii) (unless the Company Termination Fee provided in Section 6.3(b) has already been paid pursuant to the terms thereof), and (iii) within nine (9) months after such termination, the Company (x) enters into a definitive written agreement for any Acquisition Transaction which, for the avoidance of doubt, need not be with the party to such Acquisition Proposal referenced in Section 6.3(c)(i) or (y) consummates an Acquisition Transaction, then the Company shall pay to Parent the Company Termination Fee by wire transfer of same-day funds on the earlier of the date such definitive written agreement is signed or the consummation of such Acquisition Transaction; provided that solely for purposes of this Section 6.3(c), all references to 15% in the definition of "Acquisition Transaction" shall be deemed to be references to 50%.

                (d)   In the event that this Agreement is terminated by the Company pursuant to Section 6.1(d)(i) or Section 6.1(d)(ii), then Parent shall pay to the Company the Parent Termination Fee. The Parent Termination Fee payable pursuant to this Section 6.3(d) shall be paid no later than the second (2nd) Business Day following termination pursuant to Section 6.1(d)(i) or Section 6.1(d)(ii) (it being understood that in no event shall the Parent Termination Fee be payable on more than one occasion).

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                (e)   All payments under this Section 6.3 shall be made by wire transfer of immediately available funds to an account designated in writing by the party to whom payment is owed.

                (f)    Subject to Section 6.2, Section 7.6 and notwithstanding any other provision of this Agreement to the contrary, each of Parent and Merger Sub acknowledges and agrees on behalf of itself and its Affiliates that, in the event of a termination of this Agreement pursuant to which the Company Termination Fee would be payable by the Company, its receipt of the Company Termination Fee pursuant to Section 6.3(b) or Section 6.3(c), shall, except in the case of Fraud or Willful Breach, (x) be deemed to be liquidated damages for any and all Damages suffered or incurred by Parent, Merger Sub, each of their Affiliates and Representatives and any other Person in connection with this Agreement (and such termination hereof), the Transactions (and such abandonment or termination thereof) or any matter arising out of or relating to such termination; and (y) none of Parent, Merger Sub, their respective Affiliates or Representatives or any other Person shall be entitled to bring or maintain any Legal Proceeding against the Company or its Affiliates arising out of or in connection with this Agreement, the Transactions (or such abandonment or termination thereof) or any matters arising out of or relating to such termination of this Agreement if the Company Termination Fee is paid or a claim for any such Damages in such case. Except as otherwise set forth in Section 6.2 and Section 7.6 and notwithstanding any other provision of this Agreement to the contrary, each of Parent and Merger Sub acknowledges and agrees on behalf of itself and its Affiliates that the rights of Parent and Merger Sub, if any, to (x) prior to any termination of this Agreement, obtain injunctive relief pursuant to Section 7.6 or seek Damages in respect of any breach of this Agreement, (y) following the termination of this Agreement, seek Damages as set forth in Section 6.2, and (z) following the termination of this Agreement, receive the Company Termination Fee pursuant to Section 6.3(b) or Section 6.3(c) constitute the sole and exclusive remedies (whether at law, in equity, in contract, tort or otherwise) of Parent, Merger Sub and each of their Affiliates and Representatives for any and all Damages suffered or incurred by Parent, Merger Sub, each of their Affiliates and Representatives and any other Person in connection with this Agreement (and such termination hereof), the Transactions (and such abandonment or termination thereof) or any matter forming the basis for such termination. For the avoidance of doubt, in no event shall the Company be required to pay the Company Termination Fee on more than one occasion or, in circumstances in which the Company Termination Fee is paid, have any aggregate liability under this Agreement in excess of the amount of the Company Termination Fee. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or Merger Sub be permitted or entitled to receive both a grant of specific performance and the Company Termination Fee.

                (g)   Each of the Company and Parent acknowledges and agrees that the agreements contained in this Section 6.3 are an integral part of the Transactions, and that, without these agreements, neither the Company nor Parent would have entered into this Agreement; accordingly, if the Company or Parent, as the case may be, fails promptly to pay the fee due pursuant to Section 6.3, and, in order to obtain such payment, Parent or the Company commences litigation that results in an award against the other party for such fee, the Company or Parent, as the case may be, shall pay to the other party its costs and expenses (including reasonable attorneys' fees and expenses) in connection with such litigation, together with interest on the amount of the applicable fee from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

                (h)   Notwithstanding anything to the contrary contained in this Agreement, the Company agrees and acknowledges that, except as expressly permitted by Section 7.6, if Parent and Merger Sub fail to effect the Merger or otherwise are in breach of this Agreement, then (i) the Company's sole and exclusive remedy against Parent, Merger Sub, any debt or equity financing source, any Guarantor, or any of their respective Affiliates and any of their respective former, current and future direct or indirect equity holders, controlling persons, stockholders, agents, Affiliates, members, managers, general or limited partners, assignees or Representatives (collectively, the "Parent Related Parties"), whether at law or equity, in

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contract, in tort or otherwise, shall be to terminate this Agreement in accordance with Section 6.1(d)(i) or Section 6.1(d)(ii) and to collect, if due, the Parent Termination Fee and any other amounts payable pursuant to Section 4.16, and Section 6.3(g) or under the Limited Guarantee, (ii) the payment of the Parent Termination Fee shall be deemed liquidated damages for any and all direct or indirect Damages of any kind, character or description incurred or suffered by the Company or any other Person in connection with this Agreement, the other Transaction Documents or the Transactions, and (iii) no other Parent Related Party shall have any further liability or obligation whatsoever relating to or arising out of this Agreement or any other Transaction Document or any of the Transactions; provided, that the foregoing limitation of liability shall not apply to any claims or Legal Proceedings by the Company against (A) the Sponsor with respect to the Confidentiality Agreement, (B) Parent with respect to the expense reimbursement and indemnification obligations pursuant to Section 4.16, (C) the Guarantors pursuant to the terms and conditions of the Limited Guarantee and (D) the parties to the Equity Commitment Letter for specific performance of their respective obligations under the Equity Commitment Letter, subject to the terms and limitations thereof, and Section 7.6(a) (collectively, the "Additional Amounts")). For the avoidance of doubt, under no circumstances shall the Company be (x) entitled to collect the Parent Termination Fee on more than one occasion (or, after the receipt thereof, any portion thereof or any further funds or amounts) or (y) permitted or entitled to receive both a grant of specific performance as contemplated by Section 7.6 and any money damages, including all or any portion of the Parent Termination Fee. The Company further agrees that in the event of termination of this Agreement, the maximum aggregate liability of Parent, Merger Sub and all of the other Parent Related Parties, taken as a whole, shall be limited to an amount equal to the amount of the Parent Termination Fee and the Additional Amounts and in no event shall the Company seek to recover, or be entitled to recover, any Damages of any kind, character or description in excess of such amount, except that such limitation of liability shall in no event or circumstance apply to any Additional Amounts that may be due or payable by any Parent Related Party pursuant to the terms of this Agreement (including for such purposes the Limited Guarantee or the Confidentiality Agreement). In no event shall the Company seek to recover, or be entitled to recover, monetary damages from any Parent Related Party, other than Parent and Merger Sub under this Agreement or the Guarantors under the Limited Guarantee. The Company hereby covenants and agrees that it shall not, and shall cause the Company Subsidiaries not to, institute any proceeding or bring any other claim arising under, or in connection with, this Agreement, the Financing Commitments, the Limited Guarantee or the negotiation, execution, performance, abandonment or termination of the Transactions (whether at law or in equity, under any theory of liability (including without limitation by attempting to pierce a corporate, limited liability company or partnership veil)) against Parent or any Parent Related Party except for claims: (i) against Parent and/or Merger Sub in accordance with and pursuant to the terms of this Agreement; (ii) against Parent and/or Merger Sub for indemnification or expense reimbursement under Section 4.16, (iii) against the Guarantors under the Limited Guarantee, subject to the terms and limitations thereof; (iv) against the parties to the Equity Commitment Letter for specific performance of their respective obligations under the Equity Commitment Letter, subject to the terms and limitations thereof if, and the terms set forth in Section 7.6(a) (in case of the foregoing, other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied (or waived); and (v) against Siris Capital Group, LLC under the Confidentiality Agreement, subject to the terms and limitations thereof (the claims described in clauses (i) through (v) collectively, the "Retained Claims"). Notwithstanding anything herein to the contrary, the Company (on behalf of itself and each of its current and future direct or indirect equity holders, controlling persons, stockholders, agents, Affiliates, members, managers, general or limited partners, assignees and Representatives) hereby waives any rights or claims against any Debt Financing Source or any of its Affiliates and any of their respective former, current and future direct or indirect equity holders, controlling persons, stockholders, agents, Affiliates, members, managers, general or limited partners, assignees or Representatives (collectively, including the Financing Sources, the "Debt Financing Source Related Parties") in connection with this Agreement, the Debt Financing or the Debt Commitment Letters, whether at law or equity, in contract, in tort or otherwise, and the Company (on behalf of itself and each of its current and future direct or indirect equity holders, controlling persons, stockholders,

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agents, Affiliates, members, managers, general or limited partners, assignees and Representatives) agrees not to commence (and if commenced, agrees to dismiss or otherwise terminate) any dispute, suit, claim, litigation, investigation, proceeding or other action against any Debt Financing Source Related Party in connection with this Agreement, the Debt Financing or the Debt Commitment Letters. In furtherance and not in limitation of the foregoing waiver, it is agreed that no Debt Financing Source Related Party shall have any liability for any claims, losses, settlements, damages, costs, expenses, fines or penalties to the Company (or any of its current and future direct or indirect equity holders, controlling persons, stockholders, agents, Affiliates, members, managers, general or limited partners, assignees and Representatives) in connection with this Agreement or the Transactions. Notwithstanding the foregoing, nothing in this Section 6.3(h) shall in any way limit or modify the rights and obligations of Parent or Merger Sub (nor, following the Closing Date, the Company as the Surviving Corporation) under the Debt Commitment Letters or the Financing Agreements.

ARTICLE VII
MISCELLANEOUS PROVISIONS

        Section 7.1    Amendment or Supplement.     At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, by written agreement signed by all of the parties hereto. Notwithstanding anything to the contrary contained herein, the Financing Sources Provisions (and any provision of this Agreement to the extent an amendment, modification, waiver or termination of such provision would modify the substance of any Financing Sources Provisions) may not be amended, modified, waived or terminated in a manner that impacts or is adverse in any respect to the Financing Sources without the prior written consent of the Financing Sources.

        Section 7.2    Extension of Time, Waiver, etc.     At any time prior to the Effective Time, any party may, subject to applicable Law: (a) waive any inaccuracies in the representations and warranties of any other party hereto; provided, however, that after adoption of this Agreement by the holders of Company Common Stock (if applicable), no waiver shall be made which would pursuant to applicable Law require further approval by such holders without obtaining such further approval; (b) extend the time for the performance of any of the obligations or acts of any other party hereto; or (c) to the extent permitted by applicable Law, waive compliance by the other party with any of the agreements contained in this Agreement or, except as otherwise provided in the Agreement, waive any of such party's conditions. Notwithstanding the foregoing, no failure or delay by the Company, Merger Sub or Parent in exercising any right hereunder shall operate as a waiver of rights, nor shall any single or partial exercise of such rights preclude any other or further exercise of such rights or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

        Section 7.3    No Additional Representations; No Survival.     To the fullest extent permitted by applicable Law, none of the Company, Merger Sub, Parent, their respective Affiliates or their respective Subsidiaries, stockholders, controlling Persons or Representatives shall have any liability or responsibility whatsoever to any other party hereto, its Affiliates or any of their respective Subsidiaries, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (or any omissions therefrom), to such party, its Affiliates or any of their respective Subsidiaries, stockholders, controlling Persons or Representatives, including in respect of the specific representations and warranties of the Company set forth in Article II of this Agreement and in respect of the specific representations and warranties of Merger Sub and Parent set forth in Article III of this Agreement, except as and only to the extent expressly set forth in this Agreement with respect to such representations and warranties, subject to the limitations and restrictions contained in this Agreement. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Date or the termination of this Agreement. This Section 7.3 shall not

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limit the survival of any covenant or agreement of the parties hereto contained in this Agreement which by its terms contemplates performance after the Effective Date or the termination of this Agreement.

        Section 7.4    Entire Agreement; No Third Party Beneficiary.

                (a)   This Agreement, including the exhibits and annexes hereto, the Company Disclosure Schedules, the Parent Disclosure Schedules, the Limited Guarantee, the Equity Commitment Letter, the Debt Commitment Letter, the documents and instruments relating to the Merger referred to in this Agreement and the Confidentiality Agreement, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. This Agreement is not intended, and shall not be deemed, to create any agreement of employment with any person, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto, except (i) the directors and officers of the Company (with respect to matters covered by Section 4.8 and this Section 7.4), (ii) the Financing Sources (with respect to the Financing Sources Provisions), and (iii) the Parent Related Parties (with respect to Section 6.3(h)).

                (b)   The inclusion of information in the Company Disclosure Schedules will not be construed as or constitute an admission or agreement that a violation, right of termination, default, liability or other obligation of any kind exists with respect to any item, nor will it be construed as or constitute an admission or agreement that such information is material to the Company. In addition, matters reflected in the Company Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Company Disclosure Schedules (including the listing of items on any Company Disclosure Schedules although such items may not necessarily be required to be included in such Company Disclosure Schedules because of the dollar thresholds set forth in this Agreement). Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Neither the specifications of any dollar amount in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Company Disclosure Schedules is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no Person will use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Company Disclosure Schedules is or is not material for purposes of this Agreement. Further, neither the specification of any item or matter in any representation, warranty or covenant contained in this Agreement nor the inclusion of any specific item in the Company Disclosure Schedules is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business consistent with past practice, and no Person will use the fact of setting forth or the inclusion of any such items or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in the Company Disclosure Schedules is or is not in the ordinary course of business consistent with past practice for purposes of this Agreement.

        Section 7.5    Applicable Law; Jurisdiction.

                (a)   Subject to Section 7.12, this Agreement and all actions (whether at Law, in contract, in tort or otherwise) arising out of or relating to this Agreement, the negotiation, validity or performance of this Agreement or the Merger shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of another jurisdiction. Subject, in each case, to the terms of this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. Subject, in each case, to the terms of this Agreement, the exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

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                (b)   SUBJECT TO Section 7.12, ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED SOLELY AND EXCLUSIVELY IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, IN EACH CASE LOCATED IN THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE SOLE AND EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 7.5(c).

        Section 7.6    Specific Enforcement.

                (a)   Subject to the remainder of this Section 7.6, the parties agree that irreparable damage would occur for which monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement are not performed in accordance with the terms hereof or are otherwise breached, and, at the non-breaching party's election, such non-breaching party shall be entitled to specific performance and the issuance of injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts chosen in Section 7.5(b). Each party hereby waives any requirement for the posting of any bond or similar collateral in connection with the obtaining of any injunctive relief or specific performance. This right to injunctive relief and specific performance is in addition to any other remedy to which the parties to this Agreement are entitled at law or in equity. Notwithstanding anything to the contrary in this Agreement, it is acknowledged and agreed that Parent has an obligation hereunder to cause the Equity Financing to be funded, including by exercising its rights under the Equity Commitment Letter, and the parties hereto further agree that the right of the Company to obtain an injunction, or other appropriate form of specific performance or equitable relief, in each case, solely with respect to causing Parent and Merger Sub to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) shall be subject to the requirements that:

                        (i)    with respect to any funding of the Equity Financing to occur at the Closing, all the conditions set forth in Section 5.1 and Section 5.3 would have been satisfied (or have been waived by Parent) if the Closing were to have occurred at such time (other than those conditions that by their terms

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are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied at the time that the Closing would have occurred but for the failure of the Equity Financing to be funded);

                        (ii)   the Debt Financing (or, in the case alternative debt financing has been obtained in accordance with Section 4.15(c) for all the Debt Financing, such alternative debt financing) has been funded or would be funded in accordance with the terms thereof at the Closing, if the Equity Financing is funded at the Closing;

                        (iii)  Parent and Merger Sub fail to complete the Closing in accordance with Section 1.2, and

                        (iv)  the Company has irrevocably confirmed to Parent in writing that (A) all conditions in Section 5.1 and Section 5.2 have been satisfied or that it is willing to waive any such open conditions, and (B) if specific performance is granted and if the Equity Financing and the Debt Financing were funded, the Company stands ready, willing and able to consummate the Merger.

                (b)   For the avoidance of doubt, (i) in no event shall the exercise of the Company's right to seek specific performance or other equitable relief pursuant to this Section 7.6 reduce, restrict or otherwise limit the Company's right to terminate this Agreement in accordance with the terms hereof and be paid the Parent Termination Fee (provided, that under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance that results in the Merger occurring pursuant to this Section 7.6 and the payment of all or any portion of the Parent Termination Fee) plus any Additional Amounts and (ii) the Company's right to seek specific performance pursuant to this Section 7.6 shall include the right of the Company to cause Parent and/or Merger Sub to fully enforce the terms of the Debt Financing Papers, including by requiring Parent and/or Merger Sub to file one or more lawsuits against any party to the Debt Financing Papers to fully enforce the obligations of such party therein. Subject to Section 7.6(a), each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (x) the other party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity.

        Section 7.7    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except that Parent and Merger Sub may assign, in their sole discretion, any or all of its rights, interests and obligations under this Agreement to any one or more direct or indirect wholly owned Subsidiaries of Parent, effective with the Effective Date, or as collateral to the applicable Debt Financing Sources in connection with the Debt Financing without the consent of the Company, but no such assignment shall relieve any assignor of any of its respective liabilities or obligations under this Agreement in the event its obligations are not performed. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

        Section 7.8    Notices.     All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.8):

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  if to Merger Sub or Parent:

    c/o Siris Capital Group, LLC
    601 Lexington Ave, 59th Floor
    New York, New York 10022
    Attention: General Counsel
    Facsimile No.: 212-231-2680
    E-mail: legalnotices@siriscapital.com

  with a copy to (which copy shall not constitute notice):

    Sidley Austin LLP
    1999 Avenue of the Stars, 17th Floor
    Los Angeles, CA 90067
    Attention: Dan Clivner and Vijay Sekhon
    Facsimile No.: 310-595-9501
    E-mail: dclivner@sidley.com and vsekhon@sidley.com

  if to the Company:

    Web.com Group, Inc.
    12808 Gran Bay Parkway West
    Jacksonville, FL 32258
    Attention: Legal Department
    Facsimile No.: (904) 880-0350
    E-mail: legal@web.com

  with a copy to (which copy shall not constitute notice):

    Cooley LLP
    1114 Avenue of Americas
    New York, New York 10036
    Attention: Jim Fulton, Nancy Wojtas and Eric Schwartzman
    Facsimile No.: (212) 479 6275
    E-mail: fultonjf@cooley.com, nwojtas@cooley.com and
    eschwartzman@cooley.com

        Section 7.9    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties shall negotiate in good faith to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

        Section 7.10    Construction.

                (a)   For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders;

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(iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include the masculine and feminine genders.

                (b)   The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

                (c)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                (d)   Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

                (e)   The phrases "provided to," "furnished to," "made available" and phrases of similar import when used herein, unless the context otherwise requires, mean that a copy of the information or material referred to has been provided to the party to whom such information or material is to be provided, including by means of being provided for review in the virtual dataroom set up by the Company (the "Dataroom").

                (f)    References herein to (i) any Person shall include such Person's heirs, executors, personal representatives, administrators, successors and permitted assigns; provided, however, that nothing contained in this Section 7.10 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; (ii) any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (iii) any Contract mean such Contract as amended, supplemented or modified (including by any waiver thereto) in accordance with the terms thereof; and (iv) a "party" or "parties" are intended to refer to a party to this Agreement or the parties to this Agreement.

                (g)   If the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

                (h)   Any action that can be taken by the Company Board under this Agreement can be taken by a duly authorized committee of the Company Board.

        Section 7.11    Counterparts; Signatures.     This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means.

        Section 7.12    Lender Limitations.     Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (i) agrees that it will not bring or support any person in any action, suit, proceeding, cause of action, claim, cross claim or third party claim of any kind or description, whether at Law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources (which defined term for the purposes of this provision shall include the Financing Sources and their respective affiliates, equityholders, members, partners, officers, directors, employees, agents, advisors and representatives involved in the financing contemplated by the Debt Commitment Letter) with respect to this Agreement or any of the Transactions, including, but not limited to, any dispute arising out of or

Annex A - 64

relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, in any forum other than the federal and New York state courts located in the Borough of Manhattan within the City of New York; and (ii) hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation (whether in Law or in equity, whether in contract or in tort or otherwise) directly or indirectly arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby. Notwithstanding anything to the contrary contained in this Agreement, (a) the Company and the Company Subsidiaries, and its and their respective Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall not have any rights or claims against any Financing Source, with respect to this Agreement, the Debt Financing or any of the Transactions, or in respect of any other document or any of the Transactions, or in respect of any oral or written representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at Law or equity, in contract, in tort or otherwise and (b) no Financing Source shall have any liability (whether in contract, in tort or otherwise) to any of the Company and the Company Subsidiaries, and its and their respective Affiliates, directors, officers, employees, agents, partners, managers, members, representatives or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the Transactions or in respect of any oral or written representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof or the financings contemplated thereby, whether at Law or equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Financing Sources are intended third party beneficiaries of, and shall be entitled to the protections of this provision.

        Section 7.13    Disclaimer.     The representations and warranties in this Agreement are the product of negotiations among the parties and are for the sole contractual benefit of such parties. Such representations and warranties are made as of specific dates, only for purposes of the Agreement and for the benefit of the parties hereto. Such representations and warranties are subject to important exceptions and limitations agreed upon by the parties, including being qualified by confidential disclosures, made for the purposes of allocating contractual risk between the parties rather than establishing these matters as facts, and were made subject to a contractual standard of materiality that may differ from the standard generally applicable under federal securities laws or under other contracts. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 7.2 without notice or liability to any other Person. Any information concerning the subject matter of such representations and warranties may have changed, and may continue to change, since the Agreement Date, and such subsequent information may or may not be fully reflected in the Company's public reports. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of contractual risks associated with particular matters regardless of the Knowledge of any of such parties. Any filing of this Agreement with the SEC or otherwise is only to provide investors with information regarding its terms and conditions and not to provide any other factual information regarding the Company or its business. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement or any description thereof as characterizations of actual facts or circumstances as of the Agreement Date or as of any other date. The information in this Agreement should be considered together with the Company's public reports filed with the SEC.

[SIGNATURE PAGE FOLLOWS]

Annex A - 65

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PARKER PRIVATE HOLDINGS II, LLC.
By:
Name:
Title:
PARKER PRIVATE MERGER SUB, INC.
By:
Name:
Title:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WEB.COM GROUP, INC.
By:
	Name:	David L. Brown
	Title:	Chief Executive Officer

EXHIBIT A

DEFINITIONS

        1.1    Cross Reference Table.    The following terms defined elsewhere in this Agreement in the Sections set forth below will have the respective meanings therein defined.

Terms	Definition
Acceptable Confidentiality Agreement	Section 4.5(a)
Additional Amounts	Section 6.3(h)
Agreement	Preamble
Agreement Date	Preamble
Available Company SEC Documents	Article II Preamble
Book-Entry Shares	Section 1.5(a)(ii)
Bylaws	Section 1.4(b)
Capitalization Date	Section 2.2(a)
Certificate	Section 1.5(a)(ii)
Certificate of Merger	Section 1.3
Change in Company Board Recommendation	Section 4.5(f)
Closing	Section 1.2
Company	Preamble
Company Board	RECITALS
Company Board Recommendation	Section 4.4
Company Charter Documents	Section 2.1
Company Disclosure Schedules	Article II Preamble
Company Financial Advisor	Section 2.9
Company Financial Statements	Section 2.5(c)
Company Material Contract	Section 2.18
Company Performance Share	Section 1.6(b)(ii)
Company Plans	Section 2.10(a)
Company Preferred Stock	Section 2.2(a)
Company Registered Intellectual Property	Section 2.15(a)
Company Restricted Share	Section 1.6(b)(i)
Company SEC Reports	Section 2.5(a)
Company Securities	Section 2.2(d)
Company Software	Section 2.15(j)
Company Stockholder Approval	Section 2.3(a)
Company Stockholders' Meeting	Section 4.3(a)
Company Subsidiaries	Section 2.1
Company Subsidiary Securities	Section 2.4(b)
Confidentiality Agreement	Section 4.13
Debt Commitment Letter	Section 3.9(a)
Debt Commitment Papers	Section 3.9(a)
Debt Financing	Section 3.9(a)
Debt Financing Source Related Parties	Section 6.3(h)
DGCL	RECITALS
Dissenting Shares	Section 1.5(a)(i)
Effective Time	Section 1.3
Equity Commitment Letter	Section 3.9(a)
Equity Financing	Section 3.9(a)
Excluded Shares	Section 1.5(a)(i)
FCPA	Section 2.22(a)
Financing	Section 3.9(a)
Financing Agreements	Section 4.15(c)
Financing Commitments	Section 3.9(a)

Terms	Definition
Go-Shop Period	Section 4.5(a)
Governmental Approvals	Section 2.3(d)
Guarantors	RECITALS
In-Licenses	Section 2.15(g)
Interim Period	Section 4.1
IP Contracts	Section 2.15(h)
Judgment	Section 2.3(c)
Leased Real Property	Section 2.19(a)
Limited Guarantee	RECITALS
Merger	RECITALS
Merger Consideration	Section 1.5(a)(i)
Merger Sub	Preamble
No-Shop Period Start Date	Section 4.5(a)
Outside Date	Section 6.1(b)
Out-Licenses	Section 2.15(h)
Parent	Preamble
Parent Disclosure Schedules	Article III Preamble
Parent Material Adverse Effect	Section 3.3(a)
Parent Related Parties	Section 6.3(h)
Payment Agent	Section 1.8(a)
Payment Fund	Section 1.8(a)
Payor	Section 1.9
Proxy Statement	Section 4.3(a)
Public Officer	Section 2.22(b)
Real Property Lease	Section 2.19(a)
Recommendation Change Notice	Section 4.5(g)
Representatives	Section 4.5(a)
Retained Claims	Section 6.3(h)
Required Amount	Section 3.9(b)
Required Information	Section 4.16(a)(ii)
Sanctions	Section 2.4(b)
SEC	Article II Preamble
Shares	Section 1.5(a)(i)
Solvent	Section 3.11
Sponsor	Section 3.9(a)
Superior Proposal Notice	Section 4.5(g)
Surviving Charter	Section 1.4(a)
Surviving Corporation	Section 1.1

        1.2    Certain Definitions.    The following terms, as used herein, have the following meanings, which meanings shall be applicable equally to the singular and plural of the terms defined:

        "Acquisition Proposal" means any bona fide written offer or proposal relating to an Acquisition Transaction (other than an offer or proposal by Parent or one of the Company Subsidiaries) contemplating or otherwise relating to any Acquisition Transaction.

        "Acquisition Transaction" means any transaction or series of related transactions (other than the Transactions) involving:

          (a)   any merger, consolidation, share exchange, business combination, issuance or sale of securities, direct or indirect acquisition of securities, recapitalization, tender offer, exchange offer or other similar transaction in which (i) a Third Person and its Affiliates, in the aggregate, directly or

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  indirectly acquires, or if consummated in accordance with its terms would acquire, beneficial or record ownership of securities representing 15% or more of the outstanding shares of any class of voting securities of the Company; or (ii) the Company issues securities representing 15% or more of the outstanding shares of any class of voting securities of the Company;

          (b)   any direct or indirect sale, lease, exchange, mortgage, transfer, acquisition or disposition of any assets of the Company and the Company Subsidiaries that constitute or account for (i) 15% or more of the consolidated revenues of the Company, consolidated income of the Company or consolidated book value of the Company; or (ii) 15% or more of the fair market value of the assets of the Company and the Company Subsidiaries; or

          (c)   any liquidation or dissolution of the Company.

        "Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "Affiliated Group" shall mean an "affiliated group" (as defined in Section 1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that, at any time on or before the Closing Date, includes or has included any of the Company or any Company Subsidiary or any direct or indirect predecessor of the Company or any Company Subsidiary, or any other group of corporations filing Tax Returns on a combined, consolidated, unitary or similar basis that, at any time on or before the Closing Date, includes or has included the Company or any Company Subsidiary or any direct or indirect predecessor of the Company or any Company Subsidiary.

        "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the HSR Act, and all other Laws, including merger control Laws, prohibiting, limiting, or promulgated or intended to govern conduct having the purpose or effect of monopolization, restraint of trade, or substantial lessening of competition.

        "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in Jacksonville, Florida or New York, New York are authorized or required by Law to be closed for business.

        "Closing Date" means the date of the Closing.

        "Code" means Internal Revenue Code of 1986, as amended.

        "Company Acquisition Agreement" means any merger, acquisition or other agreement which gives effect to any Acquisition Proposal with respect to an Acquisition Transaction; provided, that, for purposes of Section 6.3(c), all references to 15% in the definition of "Acquisition Transaction" shall be deemed to be references to 50%.

        "Company Affiliate" means any Person under common control or treated as a single employer with the Company or any Company Subsidiary within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.

        "Company Balance Sheet" means the consolidated balance sheet of the Company as of June 30, 2018 and the footnotes thereto set forth in the Company 10-Q.

        "Company Balance Sheet Date" means June 30, 2018.

        "Company Common Stock" means the common stock, par value $0.001 per share, of the Company.

        "Company Convertible Notes" means the 1.00% Senior Convertible Notes due 2018 issued by the Company pursuant to that the Company Convertible Notes Indenture.

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        "Company Convertible Notes Indenture" means that certain Indenture dated August 14, 2013 between the Company and Wells Fargo Bank, National Association, as Trustee, as amended by that certain First Supplemental Indenture, dated August 14, 2013, between the Company and Wells Fargo Bank, National Association, as Trustee.

        "Company Credit Facility" means the loans and credit facility contemplated by that certain Credit Agreement, dated as of September 9, 2014, by and among the Company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A. and SunTrust Bank., as co-syndication agents, Regions Bank, Fifth Third Bank, Bank of America, N.A., Barclays Bank plc, Wells Fargo Bank, National Association, Royal Bank of Canada, Deutsche Bank Securities Inc. and Compass Bank, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent, as amended.

        "Company Data" means the data contained in any databases owned by the Company and Company Subsidiaries (including any and all Trade Secrets and Personal Information) and all other information and data compilations possessed by the Company or any Company Subsidiary.

        "Company Employee" means any employee, officer or director of the Company or any of the Company Subsidiaries.

        "Company Employee Agreement" means any written employment, severance, retention, transaction bonus, change in control, or other similar material Contract between: (a) the Company or any Company Subsidiaries and (b) any Company Employee, other than any such Contract that (x) is terminable "at will" (or following a notice period imposed by applicable Law) without any material obligation on the part of the Company or any of the Company Subsidiaries to make any severance, termination, change in control or similar payment or to provide any benefit, other than severance payments required to be made by the Company or any Company Subsidiaries under applicable foreign Law, (y) does not provide for benefits not generally available to all Company Employees providing services in the applicable country, and (z) is in a form provided by the Company to Parent.

        "Company Employee Benefit Plan" means an Employee Benefit Plan maintained, adopted, sponsored, contributed or required to be contributed to by the Company or any Company Subsidiary or under which the Company or any Company Subsidiary has or could have any liability.

        "Company Equity Awards" means the Company Options, Company Restricted Shares, Company Performance Shares and Company RSUs.

        "Company Intellectual Property" means all of the Technology and Intellectual Property Rights owned or purported to be owned by the Company or any Company Subsidiary.

        "Company Material Adverse Effect" means any event, occurrence, fact, condition or change (an "Effect"), individually or in the aggregate, that has had or would be reasonably likely to have a material adverse effect on (a) the business, operations, assets, liabilities or financial condition of the Company and the Company Subsidiaries, taken as a whole or (b) the ability of the Company to consummate the Merger in a timely manner; provided, however, that that none of the following Effects shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there is, or would reasonably likely to be, a Company Material Adverse Effect: (i) general economic or political conditions (or changes therein); (ii) conditions (economic, political, social, regulatory or otherwise) or changes in or events generally affecting the industries in which the Company and Company Subsidiaries operate; (iii) any Effects with respect to financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), national or international political conditions, armed hostilities or terrorism, or the escalation or worsening thereof including any hurricane, flood, tornado, earthquake, tsunami or other weather or natural disaster, or any outbreak of illness or other public health event or any other force majeure event, cyberattacks, or

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any national or international calamity or crisis, whether or not caused by any Person; (v) any action by the Company or any Company Subsidiary that is required by this Agreement, any action taken by the Company or any Company Subsidiary in accordance with the terms of this Agreement or any action taken (or omitted to be taken) by the Company or any Company Subsidiary with the written consent of or at the written request of Parent or Merger Sub; (vi) any changes in applicable Law or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (vii) any changes arising directly or indirectly from the announcement, pendency or completion of the Transactions or any facts or circumstances relating to, or any actions taken or failed to be taken by, Parent or any of its Affiliates, including any Legal Proceeding with respect to this Agreement and the Transactions, including any Effects related to the identity of Parent and its Affiliates and any losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Company or any Company Subsidiary; (viii) any natural or man-made disaster or acts of God; (ix) any decline in the market price, or change in trading volume, of the Common Stock, any decrease of the ratings or ratings outlook for the Company by any rating agency and the consequences of any such ratings or outlook decrease, any failure by the Company to meet any internal or published projections, forecasts or revenue, earnings, cost cutting or other predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded), (x) any Legal Proceedings with respect to this Agreement or any of the Transactions; or (xi) the availability or cost of equity, debt or other financing to Parent or Merger Sub; except that in the case of each of clauses (i), (ii), (iii), (iv), (vi) and (viii) such fact, circumstance, change, event, occurrence or effect shall be taken into account to the extent that such fact, circumstance, change, event, occurrence or effect has a disproportionately adverse impact on the Company and the Company Subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and the Company Subsidiaries operate (in which case only the disproportionate adverse impact shall be taken into account in determining whether there has been a Company Material Adverse Effect).

        "Company Option" means any option which immediately before the Effective Time, has not been exercised, has not expired or has not terminated, to purchase shares of Company Common Stock pursuant to the Stock Plans.

        "Company Products" means any and all products and services that currently are marketed, offered, sold, licensed, provided or distributed by the Company or any Company Subsidiary.

        "Company RSU" means each award of restricted stock units including those granted pursuant to a Restricted Stock Unit Agreement of the Company outstanding immediately before the Effective Time under any Stock Plan, including any restricted stock unit that is subject to performance-based vesting, but not including any Company Restricted Share or Company Performance Share.

        "Company Service Provider" means, at any given time, (i) any Company Employee, or (ii) any director, officer or individual independent contractor or consultant of the Company or any of the Company Subsidiaries.

        "Company Termination Fee" means, (i) Thirteen Million Dollars ($13,000,000) if the Company Termination Fee is payable pursuant to Section 6.3(b) due to a termination of this Agreement pursuant to Section 6.1(d)(iii) by the Company in order to enter into a definitive Company Acquisition Agreement for a Superior Proposal with an Excluded Party and such Company Acquisition Agreement is entered into prior to the No-Shop Period Start Date, and (ii) Thirty-Nine Million, One Hundred Thousand Dollars ($39,100,000) in all other circumstances. The parties agree and acknowledge that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

        "Compliant" means, with respect to any Required Information, that such Required Information (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to made such Required Information not materially misleading, (ii) contains financial information on the date first delivered that would not be required to be updated under Rule 3-12 of Regulation S-X in order to be current on any day thereafter prior to the Closing Date to permit a registration statement using

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such financial statements to be declared effective by the SEC, (iii) the Company's auditors have not withdrawn, or advised the Company in writing that they intend to withdraw, any audit opinion on any of the audited financial statements contained in the Required Information; and (iv) the Company or its auditors have not indicated its intent or need to undertake a restatement of any financial statements included in the Required Information (it being understood the Required Information will be Compliant in respect of this clause (iv) one (1) Business Day after the date such restatement is completed or the Company has informed Parent that it has concluded in good faith and in its reasonable business judgment (including the basis for such conclusion) that no such restatement is required in accordance with GAAP).

        "Contract" means any written agreement, contract, subcontract, lease, understanding, instrument, note, bond, mortgage, indenture, option, warranty, insurance policy, benefit plan or other legally binding commitment.

        "Damages" means any losses, damages, claims, costs, expenses, interest, awards, judgments or penalties.

        "Employee Benefit Plan" means (i) any "employee benefit plan" (as such term is defined in ERISA § 3(3)); and (ii) any other employee benefit plan, program, policy, practice or arrangement, including any retirement or deferred compensation plan, profit sharing plan, or unemployment compensation plan, incentive compensation plan, disability plan, or paid time off or leave policy that does not constitute an "employee benefit plan" (as defined in ERISA § 3(3)).

        "Employee Option" means any Company Option granted to an individual in his or her capacity as an employee of the Company or an applicable Company Subsidiary for applicable employment Tax purposes.

        "Entity" means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

        "Environmental Laws" means any, foreign, state and local Law or legal requirement, including regulations, orders, permits, licenses, approvals, ordinances, directives and the common Law, pertaining to pollution, the environment and natural resources, the regulation of the indoor or outdoor environment or human health and safety, or the reporting, monitoring, regulation, management or disclosure of Hazardous Substances, including the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), the Occupational Safety and Health Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide, and Rodenticide Act, the Emergency Planning and Community Right-to-Know Act and any similar Federal, foreign, state or local Law.

        "Equity Interest" means any share, capital stock, partnership, limited liability company, membership, member or similar interest in any Person, and any option, warrant, right or security (including debt securities) convertible or exchangeable or exercisable thereto or therefor.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        "Excluded Party" shall mean any Third Person or group of Persons that includes any Third Person or group of Third Persons, from whom the Company or any of its Representatives has received, whether prior to or following the Agreement Date but in any event prior to the No-Shop Period Start Date a written Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) if the Company Board determines in good faith (such determination to be made no later than ten (10) Business Days after the No-Shop Period Start Date), after consultation with outside legal counsel and

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its financial advisors, that such Acquisition Proposal (inclusive of any amendment or modification thereto, regardless of when delivered) constitutes or could reasonably be expected to result in a Superior Proposal; provided that any such Third Person or group of Persons shall cease to be an Excluded Party at such time as such Third Person or group of Persons withdraws its Acquisition Proposal(s) or such Acquisition Proposal is abandoned; provided, further, that, for the avoidance of doubt, any amended or modified Acquisition Proposal submitted by an Excluded Party shall not be deemed to constitute, in and of itself, an expiration, termination or withdrawal of such previously submitted Acquisition Proposal.

        "Financing Sources" means the entities that have committed to provide or otherwise entered into agreements in connection with the Debt Financing (or any alternative or replacement Debt Financing) in connection with the Transactions, including the lead arranger or arranger or any of the parties to the Debt Commitment Papers and any joinder agreements or credit agreements relating thereto, and each of the respective former, current or future directors, officers, Affiliates, employees, partners or advisors of the foregoing.

        "Financing Sources Provisions" means the definitions of "Debt Commitment Letter" and "Financing Sources" and Section 6.2, Section 6.3(h) , Section 7.1, Section 7.4, Section 7.5, Section 7.7 and Section 7.12.

        "Fraud" means actual and intentional fraud by a party hereto and does not include, and no claim may be made by any Person in relation to this Agreement or the transactions contemplated hereby for (i) constructive fraud or other claims based on constructive knowledge or (ii) negligent misrepresentation, equitable fraud or any other fraud based claim or theory that requires something less than actual knowledge of the fraudulent conduct.

        "GAAP" means United States generally accepted accounting principles, applied on a consistent basis.

        "Governmental Authority" means any federal, state, local, regional or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

        "Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority of competent jurisdiction.

        "Hazardous Substance" means (A) any "hazardous substance," as defined by CERCLA, (B) any "hazardous waste," as defined by RCRA or any applicable state Law, and (C) any chemical, substance, product, by-product, pollutant, contaminant, hazardous material, toxic air contaminant, or waste (including substances with similar terminology regulated on account of their actual or suspected deleterious qualities) monitored, regulated, managed or subject to any Environmental Law, including any substances which constitute a nuisance or a trespass.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

        "Indebtedness" means, with respect to a Person, without duplication, (a) all indebtedness for borrowed money (except for any indebtedness among such Person and its wholly owned subsidiaries or among wholly owned Subsidiaries of such Person), (b) all indebtedness for the deferred purchase price of property or services except trade accounts payable, accrued commercial or trade liabilities arising in the ordinary course of business (including repurchase agreements, fails to receive and pending trades, and other payables to clearing organizations, brokers, dealers and customers), accrued compensation (including legal reserves, asset retirement obligations and property provisions), (c) all obligations evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to

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repossession or sale of such property), (e) all obligations under leases that have been or should be, in accordance with GAAP, recorded as capital leases (excluding, for the avoidance of doubt, any operating leases), (f) all reimbursement, payment or similar obligations, contingent or otherwise, under acceptance, letter of credit or similar facilities to the extent drawn and (g) any liability of others described in clauses (a) through (f) above that the Person has guaranteed or that is otherwise its legal liability, and including in clauses (a) through (g) above any accrued and unpaid interest or penalties thereon.

        "Intellectual Property Rights" means any and all statutory and/or common law rights throughout the world in, arising out of, or associated with any of the following: (i) all United States and foreign patents and utility models and applications therefor (including provisional applications) and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations in part thereof (collectively, "Patents"); (ii) all trade secrets and similar rights in confidential information, know-how, and materials (collectively, "Trade Secrets"); (iii) copyrights and all other rights corresponding thereto in any works of authorship (collectively, "Copyrights"); (iv) all trademark rights and similar rights in trade names, logos, trademarks and service marks (collectively, "Trademarks"); (v) all rights in databases and data collections (including knowledge databases, customer lists and customer databases); (vi) all rights to Uniform Resource Locators, Web site addresses and domain names (collectively, "Domain Names"); (vii) any similar, corresponding or equivalent rights to any of the foregoing; and (viii) any registrations of or applications to register any of the foregoing.

        "Knowledge" means, with respect to (x) the Company, the actual knowledge of those individuals set forth in Section 1.1 of the Company Disclosure Schedules that such individuals would have if such individuals had conducted a reasonable inquiry of the direct reports of such individuals that have primary responsibility for such matters and (y) Parent or Merger Sub, the actual knowledge of those individuals set forth in Section 1.1 of the Parent Disclosure Schedules that such individuals would have if such individuals had conducted a reasonable inquiry of the direct reports of such individuals that have responsibility for such matters.

        "Legal Proceeding" means any action, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

        "Law" means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, Judgment, decree, other requirement or rule of law of any Governmental Authority, excluding, for the avoidance of doubt, the provisions of any Contract between the Company or any Company Subsidiary and a Governmental Authority entered into in the ordinary course with respect to Company Products.

        "Lien" means any lien, pledge, hypothecation, charge, mortgage, security interest, claim, infringement, interference, option, right of first refusal, preemptive right, encumbrance or community property interest of any kind or nature whatsoever.

        "Marketing Period" means the first period of fifteen (15) consecutive Business Days after the date on which (i) Parent has the Required Information and (ii) the Required Information is Compliant (provided, that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period will be deemed to have commenced on the date of such notice unless Parent in good faith reasonably believes the Marketing Period has not commenced and within three (3) Business Days after the delivery of such notice by the Company, Parent delivers a written notice to the Company to that effect (setting forth with specificity why Parent believes the Marketing Period has not commenced), during which no event has occurred and no conditions exist that would cause any of the conditions to the Closing set forth in Section 5.1 or Section 5.3 to fail to be satisfied before the Closing (assuming the Closing were to be scheduled for any time during such 15 Business Day period); provided that (i) neither July 5, 2018 nor July 6, 2018 shall constitute a

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Business Day for the purpose of calculating the 15 consecutive Business Day period and (ii) if the Marketing Period has not ended on or prior to August 17, 2018, the Marketing Period shall not commence earlier than September 3, 2018; provided, further, that, for the avoidance of doubt, the required delivery of any information in accordance with paragraph 7(a)(y)(ii) of Exhibit D to the Debt Commitment Letter for any fiscal period shall result in the "restart" of the Marketing Period, notwithstanding that a period of fifteen (15) consecutive Business Days shall have passed throughout which Parent has had what would otherwise have constituted the Required Information (were the Closing to have occurred prior to such required delivery of financial information for such subsequent period) and such information having been Compliant throughout such period. Notwithstanding the foregoing, the Marketing Period will end on any earlier date on which the Debt Financing is obtained.

        "NASDAQ" means the Nasdaq Stock Market.

        "Non-Employee Option" means each Company Option that is not an Employee Option.

        "Object Code" means computer Software in binary form that, is intended to be directly executable by a computer after suitable processing and linking but without the intervening steps of compilation or assembly.

        "Open Source License" means a license that is considered an "Open Source License" by the Open Source Initiative (www.opensource.org), including, for example, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), and any other license that requires, as a condition of distribution of the Software licensed thereunder, that any other Software incorporated into, derived from, or distributed with the Software licensed thereunder be (i) disclosed or distributed in Source Code form, (ii) licensed for purposes of preparing derivative works, or (iii) redistributed at no charge.

        "Ordinary Course License" means a non-exclusive Contract between the Company or any Company Subsidiary and a third party entered into in the ordinary course with respect to Company Products.

        "Parent Termination Fee" means an amount, in cash, equal to Eighty-Five Million, Sixty Thousand Dollars ($85,060,000).

        "PATRIOT Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.

        "Permitted Lien" means (i) mechanics', carriers', workmen's, warehousemen's, repairmen's or other like Liens arising or incurred in the ordinary course of business consistent with past practice and not securing amounts more than thirty (30) days overdue; (ii) Liens for taxes, assessments and other governmental charges and levies that are not delinquent or that are being contested in good faith by appropriate proceedings and for which an adequate reserve has been provided on the appropriate financial statements in accordance with GAAP; (iii) Liens (other than Liens securing indebtedness for borrowed money but including Liens on cash collateral securing lines of credit in the ordinary course of business consistent with past practice), defects or irregularities in title, easements, rights-of-way, covenants, restrictions, and other, similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the value of or continued use and operation of the assets to which they relate; (iv) zoning, building and other similar codes and regulations; (v) Liens discharged substantially concurrent with or prior to the Closing; (vi) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements that have not been breached incurred in the ordinary course of business consistent with past practice; (vii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance or similar programs mandated by applicable Law in the ordinary course of business consistent with past practice; (viii) Ordinary Course Licenses entered into in the ordinary course of business consistent with past practice; (ix) Liens of title of a lessor under a capital or operating lease and (x) Liens arising under Indebtedness set forth Section 2.18(a)(iv) of the Company Disclosure Schedules.

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        "Person" means any individual, Entity or Governmental Authority.

        "Personal Information" means a natural person's name, street address, telephone number, email address, photograph, social security number or other similar governmental identifier, driver's license number, health information, biometric data, passport number, or customer or account number, user ID, or any other piece of information which on its own or in combination with any other piece of information allows the identification of a natural person.

        "Redacted Fee Letters" means the fee letters (including all exhibits, annexes, schedules and attachments thereto) executed by the Financing Sources that have been redacted only with respect to fees, pricing, price caps in "market flex" provisions, other economic terms, thresholds, caps and "securities demand" provisions that are customarily redacted in connection with merger agreements of this type; provided, that such redactions do not cover terms related to the conditionality, availability, amount or termination of the Debt Financing or other funding being made available by the Financing Sources in any material respect.

        "Registered Intellectual Property" means all United States, international and foreign: (i) Patents; (ii) Trademarks; (iii) Copyrights; and (iv) any other Intellectual Property Rights, in each case, that are the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Authority.

        "Representatives" means officers, directors, employees, agents, attorneys, accountants, advisors, investment bankers and representatives.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended and the regulations promulgated thereunder.

        "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

        "Software" means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in Source Code or Object Code, (ii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (iii) all user documentation, including user manuals and training materials, relating to any of the foregoing.

        "Source Code" means computer Software and code, in form other than Object Code or machine readable form, including related programmer comments and annotations, help text, data and data structures, instructions and procedural, object-oriented and other code, which may be printed out or displayed in human readable form.

        "Stock Plans" means the Company's 2014 Equity Incentive Plan, 2008 Equity Incentive Plan, 2005 Equity Incentive Plan, 2005 Non-Employee Directors' Stock Option Plan, Yodle, Inc. 2007 Equity Incentive Plan, 2017 Acquisio Inducement Award Plan, 2017 DonWeb Inducement Award Plan, 2016 Inducement Award Plan, 2011 Inducement Award Plan, 2010 Inducement Award Plan, 2009 Inducement Award Plan and any other stock option, stock bonus, stock award, or stock purchase plan, program, or arrangement of the Company or any of the Company Subsidiaries or any predecessor thereof or any other contract or agreement entered into by the Company or any of the Company Subsidiaries.

        "Subsidiary" An entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns, beneficially or of record: (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's board of directors or other governing body; or (b) at least 50% of the outstanding equity or financial interests of such Entity.

        "Superior Proposal" means a bona fide written Acquisition Proposal for an Acquisition Transaction, on its most recently amended or modified terms, if amended or modified, which did not result from or arise in

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connection with an intentional and material breach of Section 4.5 by the Company, where all references to 15% in the definition of "Acquisition Transaction" shall be deemed to be references to 50%, which the Company Board determines in good faith (after consultation with its outside legal counsel and its financial advisor): (i) to be reasonably likely to be consummated if accepted; and (ii) if consummated, would result in a transaction more favorable to the Company's stockholders from a financial point of view than the Merger, in each case, taking into account at the time of determination such factors as the Company Board reasonably determines to be appropriate, including the various legal, financial and regulatory aspects of such Acquisition Proposal, all the terms and conditions of such Acquisition Proposal and this Agreement, any changes to the terms of this Agreement, the Debt Commitment Letter, the Equity Commitment Letter and the Limited Guarantee, if such changes are offered by Parent in response to such Acquisition Proposal in accordance with Section 4.5(g), the identity of the Person making such Acquisition Proposal, and the anticipated timing, conditions and the ability of the Person making such Acquisition Proposal to consummate the transactions contemplated by such Acquisition Proposal (based upon, among other things, expectation of obtaining required approvals or any necessary financing).

        "Tax" (and, with correlative meaning, "Taxes") includes any federal, state, local, foreign, net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, employment, payroll, withholding on amounts paid to or by any Person, alternative or add-on minimum, ad valorem, value-added, transfer, stamp, or environmental tax, escheat payments or any other tax, of any kind whatsoever in the nature of a tax, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Authority.

        "Tax Return" means any return (including any information return, claim for refund or amended return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax (including any attached schedule) or in connection with the administration, implementation or enforcement of or compliance with any applicable Law relating to any Tax.

        "Technology" means all tangible items constituting, disclosing or embodying any or all of the following: technology, technical information, know how, works of authorship, trade secrets, inventions (whether or not patented or patentable), show how, techniques, design rules, algorithms, routines, models, methodologies, Software, computer programs (whether Source Code or Object Code), files, compilations, databases processes, prototypes, schematics, netlists, test methodologies, development work and tools and all user documentation.

        "Third Person" means any Person or "group" (within the meaning of Section 13(d) of the Exchange Act), other than (a) the Company or any of its controlled Affiliates or (b) Parent or any of its Affiliates or any "group" including Parent or any of its Affiliates.

        "Transaction Documents" means this Agreement, the Limited Guarantee, the Equity Commitment Letter, the Debt Commitment Letter and the schedules, annexes, appendices and exhibits hereto and thereto.

        "Transaction Litigation" means any Proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Company or any Company Subsidiary or Parent and any of its Subsidiaries, as the case may be, arising from or relating to this Agreement or the Transactions, in each case except in connection with the Financing.

        "Transactions" means the Merger and the other transactions contemplated by this Agreement, and, for purposes of Section 3.11 only, including, in reference to the obligations of Merger Sub and Parent hereunder, the Financing.

        "Triggering Event" shall be deemed to have occurred if, prior to receiving the Company Stockholder Approval: (i) the Company Board shall have effected a Change in Company Board Recommendation (it

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being understood that for all purposes of this Agreement a communication by the Company Board to the stockholders of the Company in accordance with Rule 14d-9(f) of the Exchange Act, or any similar communication to stockholders of the Company in connection with the commencement of a tender offer or exchange offer that is not otherwise a Change in Company Board Recommendation, shall not be deemed to constitute a Change in Company Board Recommendation); or (ii) there has been a willful and material breach by the Company of Section 4.5.

        "Unvested Company Option" means a Company Option (or portion thereof) that is unvested as of immediately prior to the Effective Time.

        "Vested Company Option" means a Company Option (or portion thereof) that is vested as of immediately prior to the Effective Time.

        "Vested Company RSU" means a Company RSU (or portion thereof) that is vested as of immediately prior to the Effective Time.

        "WARN" means the Worker Adjustment and Retraining Notification Act of 1988 (or any similar applicable local Law insofar as it relates to an employer's obligations in the context of mass layoffs).

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ANNEX B

GLOBAL CORPORATE &
INVESTMENT BANKING

June 20, 2018

The Board of Directors
Web.com Group, Inc.
12808 Gran Bay Parkway West
Jacksonville, FL 32258
Members of the Board of Directors:

        We understand that Web.com Group, Inc. ("Web") proposes to enter into an Agreement and Plan of Merger, dated as of June 20, 2018 (the "Agreement"), among Parker Private Holdings II, LLC, a Delaware limited liability company ("Parker"), Parker Private Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parker ("Merger Sub"), and Web, pursuant to which, among other things, Merger Sub will merge with and into Web (the "Merger") and each outstanding share of the common stock, par value $0.01 per share, of Web ("Web Common Stock") will be converted into the right to receive $25.00 in cash, without interest (the "Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement.

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of Web Common Stock of the Consideration to be received by such holders in the Merger.

        In connection with this opinion, we have, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to Web;

  (ii)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Web furnished to or discussed with us by the management of Web, including certain financial forecasts relating to Web prepared by the management of Web (such forecasts, "Web Forecasts");

  (iii)
  reviewed the estimated net operating loss tax attributes of Web prepared by the management of Web (collectively, the "NOLs");

  (iv)
  discussed the past and current business, operations, financial condition and prospects of Web with members of senior management of Web;

  (v)
  reviewed the trading history for Web Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

  (vi)
  compared certain financial and stock market information of Web with similar information of other companies we deemed relevant;

  (vii)
  compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (viii)
  considered the results of our prior efforts in 2017 on behalf of Web to solicit, at the direction of Web, indications of interest and definitive proposals from third parties with respect to a possible acquisition of Web;

  (ix)
  reviewed the Agreement; and

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  (x)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Web that it is not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Web Forecasts and the NOLs, we have been advised by Web, and we have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Web as to the future financial performance of Web and the other matters covered thereby. We have relied, at the direction of Web, upon the assessments of the management of Web as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting Web and its business. We have also relied, at the direction of Web, on the assessments of the management of Web as to the ability to utilize the NOLs and have been advised by Web, and have assumed, at the direction of Web, that such NOLs will be utilized in the amounts and at the times projected. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Web, Parker or any other entity, nor have we made any physical inspection of the properties or assets of Web, Parker or any other entity. We have not evaluated the solvency or fair value of Web, Parker or any other entity under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of Web, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Web or the contemplated benefits of the Merger.

        We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, any related transactions or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. As you are aware, we were not requested to solicit, and since 2017 we have not solicited, indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Web or any alternative transaction. We note, however, that the Agreement permits Web to authorize us, during a specified period of time following the execution of the Agreement, to solicit on Web's behalf indications of interest or proposals from third parties with respect to the possible acquisition of all or any part of Web. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of Web Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Web or in which Web might engage or as to the underlying business decision of Web to proceed with or effect the Merger. We also are not expressing any view or opinion with respect to, and we have relied, at the direction of Web, upon the assessments of representatives of Web regarding, legal, regulatory, accounting, tax and similar matters relating to Web or the Merger, as to which matters we understand that Web obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.

Annex B - 2

        We have acted as financial advisor to Web in connection with the Merger and will receive a fee for our services, a portion of which is payable upon delivery of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, Web has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

        We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Web, certain of its affiliates, Siris Capital Group, LLC, a Delaware limited liability company and an affiliate of Parker ("Capital Group"), and certain of Capital Group's affiliates and portfolio companies.

        We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Web and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including

        (i) having acted as financial advisor to Web in connection with an acquisition transaction, (ii) having acted or acting as a bookrunner and arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Web and/or certain of its affiliates (including acquisition financing), (iii) having provided or providing certain managed investments services and products to Web and/or certain of its affiliates and (iv) having provided or providing certain treasury management products and services to Web and/or certain of its affiliates. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Web and/or certain of its affiliates.

        In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Capital Group and certain of its affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a bookrunner for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Capital Group and/or certain of its affiliates and portfolio companies, (ii) having provided or providing certain managed investments services and products to Capital Group and/or certain of its affiliates and portfolio companies, (iii) having provided or providing certain derivatives, foreign exchange and other trading services to Capital Group and/or certain of its affiliates and portfolio companies and (iv) having provided or providing certain treasury management products and services to Capital Group and/or certain of its affiliates and portfolio companies. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Capital Group and/or certain of its affiliates and portfolio companies.

        It is understood that this letter is for the benefit and use of the Board of Directors of Web (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

        Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Annex B - 3

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Web Common Stock is fair, from a financial point of view, to such holders.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER
& SMITH INCORPORATED

Annex B - 4

ANNEX C

June 20, 2018

The Board of Directors Web.com Group, Inc.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258

Members of the Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the "Company Common Stock"), of Web.com Group, Inc. (the "Company") of the consideration to be paid to such holders in the proposed merger (the "Transaction") of the Company with a wholly-owned subsidiary of Parker Private Holdings 11, LLC (the "Acquiror"). Pursuant to the Agreement and Plan of Merger, dated as of June 20, 2018 (the "Agreement"), among the Company, the Acquiror and its subsidiary, Parker Private Merger Sub, Inc. ("Acquisition Sub"), the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than (i) shares of Company Common Stock held by the Company, Acquiror or Acquisition Sub or any direct or indirect wholly-owned subsidiary of either the Company or the Acquiror, and (ii) Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $25.00 per share in cash (the "Consideration").

        In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

        In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

        In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they

383 Madison Avenue, New York, New York 10179
J.P. Morgan Securities LLC

Annex C - 1

have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Acquiror and Acquisition Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood . that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration to be paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

        We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.

        We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as lead arranger and bookrunner on the Company's facilities which closed in April 2018, and joint lead arranger and joint bookrunner on the Company's facilities which closed in May 2017. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 2% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

        On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

        The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated

Annex C - 2

(in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

Annex C - 3

ANNEX D

Section 262 of the Delaware General Corporation Law

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and

Annex D - 1

  the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or

Annex D - 2

  within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit

Annex D - 3

their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or

Annex D - 4

consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D - 5

Preliminary Copy If you would like to reduce the costs incurred by our company in mailing proxy materials, Use any touch-tone telephone to transmit your voting instructions up until 11:59 proxy card in hand when you call and then follow the instructions. John Sample 234567 VOTE BY MAIL 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1., 2. and 3.. For 0 Against 0 Abstain 0 1. To vote for the adoption of the Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018., by and among Parker Private Holdings II, LLC (Parent), Parker Private Merger Sub, Inc. and Web.com Group, Inc., and approve the transactions contemplated thereby, including the merger of Parker Private Merger Sub, Inc., with Web.com Group, Inc. (the "Merger"), with Web.com Group, Inc. continuing as the surviving corporation and wholly-owned subsdiary of Parent (the "Merger Proposal"); Approve, on an advisory basis, compensation that may be paid or become payable to Web.com's named executive officers, in connection with the Merger; and Approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Merger Proposal. 0 0 0 0 0 0 2. 3. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000387594_1 R1.0.1.17 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your 234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 WEB.COM GROUP, INC. 12808 GRAN BAY PARKWAY WEST JACKSONVILE, FL 32258 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is/are available at www.proxyvote.com WEB.COM GROUP, INC. Special Meeting of Stockholders [ ], 2018 [ ] Eastern Time This proxy is solicited by The Board of Directors THE UNDERSIGNED HEREBY APPOINTS DAVID L. BROWN AND MATTHEW P. MCCLURE, AND EACH OF THEM, AS PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ALL OF THE SHARES OF STOCK OF WEB.COM GROUP, INC. THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF WEB.COM GROUP, INC. TO BE HELD AT WEB.COM GROUP, INC., 12808 GRAN BAY PARKWAY WEST, JACKSONVILLE, FLORIDA 32258, ON [ ], 2018, AT [ ]. (EASTERN TIME), AND AT ANY AND ALL POSTPONEMENTS AND ADJOURNMENTS THEREOF, WITH ALL POWERS THAT THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, ON THE MATTERS LISTED ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE FOLLOWING INSTRUCTIONS, WITH DISCRETIONARY AUTHORITY AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. This proxy, when properly executed and returned, will be voted in the manner directed herein. If no direction is indicated, this proxy will be voted FOR Proposals 1, 2 and 3, as more specifically described in the proxy statement, and in the discretion of the proxy holders upon any other business as may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side 0000387594_2 R1.0.1.17